                                                    Registration No. 333-35596
-------------------------------------------------------------------------------

                   -----------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

        Pre-Effective Amendment No.                                   [ ]
                                   ----

        Post-Effective Amendment No.  1                               [X]
                                     ----

                                 AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

        Amendment No.                                                 [ ]
                     ----

                        (Check appropriate box or boxes)

                        --------------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)

                        --------------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (212) 554-1234

                                 ROBIN WAGNER
                          Vice President and Counsel

           The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
                  (Names and Addresses of Agents for Service)

                   -----------------------------------------
           Please send copies of all communications to: (201)392-5279

         PETER E. PANARITES               MAUREEN SCANNELL BATEMAN
          Foley & Lardner                 Executive Vice President
        Washington Harbour                  and General Counsel
     3000 K. Street, Northwest      State Street Bank and Trust Company
       Washington, D.C. 20007              225 Franklin Street
                                             Boston, MA 02110

                   -----------------------------------------

     Approximate Date of Proposed Public Offering: Continuous

     It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]  On May 1, 2001 pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]  On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]  On (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                     -------------------------------------

     Title of Securities Being Registered:

          Units of interest in Separate Account under variable annuity contracts.

American Dental Association
Members Retirement Program
PROSPECTUS DATED MAY 1, 2001
--------------------------------------------------------------------------------

 Please read this prospectus and keep it for future reference. It contains important information you should know before participating in the Program or allocating amounts under the contract.

 ABOUT THE ADA PROGRAM


 The Program provides members of the American Dental Association and their eligible employees several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. There are currently twelve investment options under the Program including: 3-year and 5-year Guaranteed Rate Accounts, and, through the American Dental Association Members Retirement Program contract, nine investment funds and the Money Market Guarantee Account. THIS PROSPECTUS DESCRIBES THREE OF THE AVAILABLE INVESTMENT FUNDS: THE EQUITY INDEX FUND, THE LIFECYCLE FUND-CONSERVATIVE AND THE LIFECYCLE FUND-MODERATE. THIS PROSPECTUS ALSO DESCRIBES THE LIFECYCLE FUND GROUP TRUSTS IN WHICH THE TWO LIFECYCLE FUNDS INVEST.


 WHAT IS THE AMERICAN DENTAL ASSOCIATION MEMBERS RETIREMENT PROGRAM CONTRACT?


 The American Dental Association Members Retirement Program contract is a deferred group annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. Contributions to the trusts maintained under the plans will be allocated among our investment funds and our Money Market Guarantee Account, in accordance with participant instructions.




 Investment Options
 PRINCIPAL PROTECTION:          SMALL/MID COMPANY STOCKS:

 o Money Market Guarantee       o Aggressive Equity Fund
   Account
                                INTERNATIONAL STOCKS:
 o Guaranteed Rate Accounts     o ADA Foreign Fund

 LARGE COMPANY STOCKS:          BALANCED/HYBRID:
 o ADA Blue Chip Growth Fund    o Lifecycle Fund-Conservative
 o Equity Income Fund           o Lifecycle Fund-Moderate
 o Equity Index Fund
 o Growth Equity Fund*          SPECIALTY:
                                o Real Estate Fund



 *There is no capitalization on this fund. The capitalization size of the fund is driven by stock selection. Currently, the fund may be considered to be large capitalization.

 The Growth Equity Fund is managed by Equitable Life.

 The Real Estate Fund invests primarily in units of Equitable Life's Prime Property Fund.

 The Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund, Equity Income Fund and ADA Blue Chip Growth Fund respectively invest in shares of the following mutual funds: MFS Emerging Growth Fund, Templeton Foreign Fund - Class A, State Street Global Advisors (SSgA) S&P 500 Index Fund, Putnam Equity Income Fund, and INVESCO Blue Chip Growth Fund ("Underlying Mutual Funds"). You should also read the prospectuses for the Underlying Mutual Funds (sent under separate cover) and keep them for future reference.

 The Lifecycle Funds - Conservative and Moderate ("Lifecycle Funds") each invest in units of a corresponding group trust ("Lifecycle Fund Group Trusts") maintained by State Street Bank and Trust Company ("State Street"). The Lifecycle Fund Group Trusts in turn invest in units of collective investment funds of State Street. We refer to these as the "Underlying State Street Funds." The Underlying State Street Funds are the S&P 500 Flagship Fund, Russell 2000 Index Fund, Daily EAFE Non-Lending Fund, Government Corporate Bond Fund, and Short Term Investment Fund, which we also describe in this prospectus. Each Underlying State Street Fund may invest cash on a temporary basis in other mutual funds managed by State Street.


 OTHER AVAILABLE INVESTMENT FUNDS AND INVESTMENT OPTIONS, EXCEPT THE EQUITY INDEX FUND AND THE LIFECYCLE FUNDS, ARE DESCRIBED, IN DETAIL, IN A SEPARATE PROSPECTUS FOR THOSE INVESTMENT FUNDS. YOU MAY OBTAIN A COPY OF THAT PROSPECTUS, OR OF ANY UNDERLYING MUTUAL FUND PROSPECTUS, BY WRITING OR CALLING US TOLL-FREE. SEE "HOW TO REACH US" ON THE BACK COVER.


 We have filed registration statements relating to this offering with the Securities and Exchange Commission. A statement of additional information ("SAI"), dated May 1, 2001, which is part of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC web site at www.sec.gov.

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

Contents of this prospectus







----------------
  1
--------------------------------------------------------------------------------





ADA PROGRAM

Index of key words and phrases                            3
The Program at a glance - key features                    4
The Contract at a glance - key features                   5
1

-------------------------------------------------------
FEE TABLE                                                 6
------------------------------------------------------    -
Program expense charge and investment fund
   operating expenses                                     6
Examples                                                  9
Selected financial data and condensed financial
   information                                            9
2

-------------------------------------------------------
PROGRAM INVESTMENT OPTIONS                               10
------------------------------------------------------   --
Investment options                                       10
Risks and investment techniques: Lifecycle Fund Group
   Trusts and Underlying State Street Funds              14
Additional information about the funds                   18

3
-------------------------------------------------------
HOW WE VALUE YOUR ACCOUNT BALANCE IN
THE INVESTMENT FUNDS                                     19
-------------------------------------------------------

When we use the words "we," "us" and "our," we mean Equitable Life. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual participant in one or more of the plans available in the Program unless otherwise explained. For example, "The Program" section of the prospectus is primarily directed at the employer. "You" and "your" also can refer to the plan participant when the contract owner has instructed us to take participant in plan instructions as the contract owner's instructions under the contract, for example see "Transfers and access to your account."




Contents of this prospectus

----------
    2
--------------------------------------------------------------------------------





4

--------------------------------------------------------
TRANSFERS AND ACCESS TO YOUR ACCOUNT                      20
--------------------------------------------------------
Transfers among investment options                        20
Disruptive transfer activity                              20
Our Account Investment Management System (AIMS)
   and Our Internet Website                               20
Participant loans                                         20
Choosing benefit payment options                          21
Spousal consent                                           22
Benefits payable after the death of a participant         22
-------------------------------------------------------   ----
5

--------------------------------------------------------
THE PROGRAM                                               23
--------------------------------------------------------
Eligible employers                                        23
Summary of plan choices                                   23
Getting started                                           24
How to make Program contributions                         24
Allocating Program contributions                          24
Distributions from the investment options                 25
Rules applicable to participant distributions             25
6

--------------------------------------------------------
PERFORMANCE INFORMATION                                   26
--------------------------------------------------------
Annual percentage change in fund unit values              27
Average annual percentage change in fund unit
   values - years ending December 31, 2000                27
How we calculate performance data                         27
7

--------------------------------------------------------
CHARGES AND EXPENSES                                      28
--------------------------------------------------------
Charges based on amounts invested in the Program          28
Plan and transaction expenses                             29
Deductions and charges related to the Lifecycle Trusts
   and Underlying State Street Funds                      30
--------------------------------------------------------


8

--------------------------------------------------------
TAX INFORMATION                                           31
--------------------------------------------------------
Income taxation of distributions to qualified plan
   participants                                           31
9

--------------------------------------------------------
MORE INFORMATION                                          33
--------------------------------------------------------
About Program changes or termination                      33
IRS disqualification                                      33
About the separate accounts                               33
About State Street                                        34
Underwriter                                               34
About legal proceedings                                   34
About our independent accountants                         34
Reports we provide and available information              35
Acceptance                                                35
APPENDIX I: SELECTED FINANCIAL DATA AND
CONDENSED FINANCIAL INFORMATION                            A-1
--------------------------------------------------------
TABLE OF CONTENTS OF STATEMENT OF
ADDITIONAL INFORMATION                                     S-1
--------------------------------------------------------

About Equitable Life      Inside Back Cover
How to Reach Us                  Back Cover
----------------------   ------------------



Contents of this prospectus

ADA Program







----------------
  3
--------------------------------------------------------------------------------

INDEX OF KEY WORDS AND PHRASES

 Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.



                                        PAGE
                                    ------------
AIM System                               20
beneficiary                              22
benefit payment options                  21
business day                             20
contract                                 33
Contributions                            24
disruptive transfer activity             20
eligible rollover distributions          31
Equitable Life                          S-2
individually designed plan               23
Internet Website                         20
IRA                                      31
investment funds                    front cover
investment options                  front cover
Lifecycle Funds                          10
Lifecycle Fund Group Trusts              11
Market Timing                            20
Master Plan                              23
Master Trust                             23
Pooled Trust                             23
Program                                  23
Self Directed Prototype Plan             23
separate accounts                        33
State Street                             34
Trustees                                 33
Underlying Mutual Funds             front cover
Underlying State Street Funds            11
unit value                               19
unit                                     19




ADA Program

----------
    4
--------------------------------------------------------------------------------

 THE PROGRAM AT A GLANCE - KEY FEATURES


 EMPLOYER CHOICE OF RETIREMENT PLANS

 Our Master Plan is a defined contribution master plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k) and safe harbor 401(k) features are available) and a defined contribution pension plan, or both. The Program's investment options are the only investment choices under the Master Plan.

 Our Self-Directed Prototype Plan gives added flexibility in choosing your investments.

 If you maintain your own individually-designed plan which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.


 PLAN FEATURES

 MASTER PLAN:

 o  Program investment options used as the only investment choices.

 o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

 o  Use of our Master Trust.

 o  No minimum amount must be invested.

 o  5500 reporting.

 o  Automatic updates for law changes.


 SELF-DIRECTED PROTOTYPE PLAN:

 o You may combine Program investment options with individual stock and bond investments.

 o Our Pooled Trust is adopted for investment use only, and a minimum of $25,000 must be maintained in the Trust.

 o  Recordkeeping services provided only for plan assets in Pooled Trust.

 o  Third party recordkeeping services can be arranged through us.

 o  Brokerage services can be arranged through us.

 INVESTMENT ONLY:

 o  Our Pooled Trust is adopted for investment use only.

 o  Recordkeeping services provided for plan assets in Pooled Trust.


 TAX ADVANTAGES

 o  On earnings

       No tax on investment earnings until withdrawn.

 o  On transfers
       No tax on internal transfers.


 ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE TRUST

 o  Toll-free number available for transfers and account information.


 o  Internet Website access to account information and transactions.


 o  Participant loans (if elected by your employer; some restrictions apply).

 o  Regular statements of account.

 o  Retirement Program Specialist and Account Executive support.

 o  Daily valuation of accounts.


 PLAN CHARGES AND EXPENSES

 o Plan and transaction charges that vary by type of plan adopted, or by specific transaction.

ADA Program

----------
  5
--------------------------------------------------------------------------------

 THE CONTRACT AT A GLANCE - KEY FEATURES


 PROFESSIONAL INVESTMENT MANAGEMENT

 The Program's investments are managed by registered professional investment advisers.


 GUARANTEED OPTIONS

 The three guaranteed options include two Guaranteed Rate Accounts ("GRAs") and a Money Market Guarantee Account.



 TAX NOTE

 Because you are purchasing an annuity contract to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax Information", below).



 CONTRACT CHARGES AND EXPENSES

 o Program expense charge assessed against combined value of Program assets in the Trust.


 o Investment management and administration fees and other expenses charged on an investment fund-by-fund basis, as applicable.


 o Indirectly, charges of underlying investment vehicles for investment management, 12b-1 fees and other expenses.


 BENEFIT PAYMENT OPTIONS

 o  Lump sum.


 o  Installments on a time certain or dollar certain basis.

 o Variety of annuity benefit payout options as available under your employer's plan.


 o  Fixed or variable annuity options available.

 ADA Program

1
Fee table






--------
    6
--------------------------------------------------------------------------------

The fee tables and discussion below will help you understand the various charges and expenses you will bear under the contract. The tables reflect charges: (1) you will directly incur, including Program expense charge, administration fee, investment management fee and other expenses, and (2) fees and expenses of the Underlying Mutual Fund, and the Lifecycle Group Trusts and their underlying collective funds ("Underlying State Street Funds") you will indirectly incur. Certain other Program charges also apply as described under "Plan and Transaction Expenses." If you annuitize your account, charges for premium taxes and other fees may apply.

WHEN YOU PURCHASE OR REDEEM UNITS OF ANY OF THE INVESTMENT FUNDS YOU WILL PAY NO SALES LOAD, NO DEFERRED SALES CHARGE, NO SURRENDER FEES AND NO TRANSFER OR EXCHANGE FEES.


PROGRAM EXPENSE CHARGE AND INVESTMENT FUND OPERATING EXPENSES

The Program expense charge and investment fund operating expenses are paid out of each investment fund's assets. No investment management fees are paid to us by the Equity Index Fund or the Lifecycle Funds. State Street, however, is paid a management fee for managing the assets of the Lifecycle Fund Group Trusts underlying the Lifecycle Funds. The Program expense charge is based partly on the level of assets in the Trust and partly on the number of plans. An administration fee is based on investment fund assets. Each investment fund also incurs other expenses for services such as printing, mailing, legal, and similar items. All of these operating expenses are reflected in each investment fund's unit value. See "How We Value Your Account."


The tables that follow summarize the charges, at annual percentage rates, that apply to the Equity Index Fund and Lifecycle Funds. They do not include other charges which are specific to the various plans, such as enrollment fees or record maintenance and report fees. See "Charges and Expenses," for more details. THE EXPENSES SHOWN FOR THE INVESTMENT FUNDS ARE BASED ON AVERAGE PROGRAM ASSETS IN EACH OF THESE FUNDS DURING THE YEAR ENDED DECEMBER 31, 2000, AND REFLECT APPLICABLE FEES.


The Equity Index Fund invests in shares of the SSgA S&P 500 Index Fund. The following table shows, at annual percentage rates, the charges and fees which are deducted from the Equity Index Fund and the SSgA S&P 500 Index Fund. No transaction charges are incurred by the Equity Index Fund when it purchases or redeems shares of the SSgA S&P 500 Index Fund, but the underlying mutual fund incurs its own operating expenses. No deduction is made from the assets of the SSgA S&P 500 Index Fund to compensate State Street for managing the assets of that Fund. THE CHARGES FOR THE SSGA S&P 500 INDEX FUND ARE SHOWN AS A PERCENTAGE OF THAT UNDERLYING MUTUAL FUND'S AVERAGE DAILY NET ASSETS.


EQUITY INDEX FUND




                                                     INVESTMENT FUND OPERATING EXPENSES
                                        -------------------------------------------------------------
                             PROGRAM                           INVESTMENT
                            EXPENSE       ADMINISTRATION      MANAGEMENT        OTHER
                             CHARGE            FEE               FEE         EXPENSES      12B-1 FEE          TOTAL
                          -----------   -----------------   -------------   ----------   ------------   ---------------
Equity Index Fund         0.62%         0.15%                    None       0.11%        None             0.88%
SSgA S&P 500 Index
Fund After Waiver (1)     None          None                     None       0.09%        0.09%            0.18%(2)
-----------------------   ----          ----                -------------   ----         ----             -------
TOTAL                     0.62%         0.15%                    None       0.20%        0.09%            1.06%(2)



(1)   Source: SSgA S&P 500 Index Fund Prospectus dated December 19, 2000.


Fee table

-----
  7
--------------------------------------------------------------------------------


(2) State Street has contractually agreed to reimburse the SSgA S&P 500 Index Fund for all expenses in excess of .18% of the average daily net assets on an annual basis until December 31, 2002. The total annual expenses shown above have been restated to reflect current fees and the reimbursements.


LIFECYCLE FUNDS

No transaction charges are incurred by the Lifecycle Funds when units of a corresponding Lifecycle Fund Group Trust are purchased or redeemed, but annual operating expenses are incurred by each Lifecycle Fund Group Trust. A deduction is made from the assets of each Lifecycle Fund Group Trust to compensate State Street for managing the assets of the Lifecycle Fund Group Trusts. State Street may receive fees for managing the assets of other collective investment funds in which the Funds may invest on a temporary basis, and for managing the mutual funds in which assets of the Underlying State Street Funds may be invested. State Street has agreed to reduce its management fee charged each of the Lifecycle Fund Group Trusts to offset any management fees State Street receives attributable to the Lifecycle Trusts' investment in such other collective investment funds and mutual funds. State Street also receives an administration fee deducted from the assets of each Lifecycle Fund Group Trust, to compensate it for providing various recordkeeping and accounting services to the Lifecycle Trust. In addition, other expenses are deducted from the assets of the Underlying State Street Funds for custodial services provided to those Funds.


The fees and charges which are deducted from the assets of the Lifecycle Funds, the Lifecycle Fund Group Trusts and the Underlying State Street Funds are shown in the table below. THE EXPENSES FOR EACH OF THE LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING STATE STREET FUNDS ARE EXPRESSED AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS FOR 2000.





                                          PROGRAM                       INVESTMENT
                                         EXPENSE     ADMINISTRATION    MANAGEMENT        OTHER
                                          CHARGE          FEE             FEE          EXPENSES           TOTAL
                                       ----------- ----------------- ------------- ------------------ ---------------
Lifecycle Fund - Conservative             0.62%         0.15%            None              .46%(1)          1.23%
Lifecycle Fund
  Group Trust - Conservative              None           .10%(2)         0.17%             .05%(1&3)        0.32%
Underlying State Street Funds:
S&P 500 Flagship Fund                     None          None             None                -%(4)             -%(4)
Russell 2000 Index Securities Lending
  Fund                                    None          None             None              .03%              .03%(4)
Daily EAFE Fund                           None          None             None                -%(4)             -%(4)
Government Corporate
  Bond Fund                               None               -%(4)       None              .02%(5)           .02%(6)
Short Term Investment Fund                None          None             None                -%(4)             -%(4)
--------------------------------------    ----          ---------        ----             ---------         -------
TOTAL                                  0.62%              0.25%      0.17%                0.56%(6)          1.60%(6)



Fee table

-----
   8
--------------------------------------------------------------------------------



                                          PROGRAM                       INVESTMENT
                                         EXPENSE     ADMINISTRATION    MANAGEMENT          OTHER
                                          CHARGE          FEE             FEE           EXPENSES            TOTAL
                                       ----------- ----------------- ------------- -------------------- ---------------
Lifecycle Fund - Moderate                 0.62%         0.15%            None              .14%(1)             .91%
Lifecycle Fund
  Group Trust - Moderate                  None          0.01%(2)         0.17%               -%(1,3&4)        0.18%
Underlying State Street Funds:
S&P 500 Flagship Fund                     None          None             None                -%(4)               -%(4)
Russell 2000 Index Securities Lending
  Fund                                    None          None             None             0.03%                .03%(4)
Daily EAFE Fund                           None          None             None                -%(4)               -%(4)
Government Corporate Bond Fund            None             -%(4)         None             0.02%(5)            0.02%(6)
Short Term Investment Fund                None          None             None                -%(4)               -%(4)
--------------------------------------    ----          ---------        ----             -----------         -------
TOTAL                                     0.62%         0.16%            0.17%            0.17%(6)            1.12%(6)



(1) These include a charge at the annual rate of .03% of the value of the respective program assets in the Lifecycle Funds - Conservative and Moderate to compensate Equitable Life for additional legal, accounting and other potential expenses resulting from the inclusion of the Lifecycle Fund Group Trusts and Underlying State Street Funds maintained by State Street among the investment options described in this prospectus and the SAI. Other expenses also include $150,087 of costs incurred by Equitable Life and State Street in the organization of the Lifecycle Funds. These were being reimbursed from the Lifecycle Funds, over a five year period, pro rata based on the assets of each of those investment funds, ending June 30, 2000. On December 8, 1995, the Program's balance in the Balanced Fund (approximately $70 million) was transferred to the Lifecycle Fund - Moderate. The much larger balance in that Fund results in a much lower ratio of other expenses to total assets compared to the corresponding ratio for the Lifecycle Fund - Conservative.

(2) Based on the Lifecycle Fund Group Trusts - Conservative and Moderate current fixed fee of $12,000 per year, per fund, and average net assets for 2000.

(3) Based on the Lifecycle Fund Group Trusts - Conservative and Moderate average net assets for 2000.


(4)   Less than 0.01%.


(5) Other expenses of the Underlying State Street Funds are based on expenses incurred by each Fund during 2000.


(6) These totals are based upon a weighted average of the other expenses for each Underlying State Street Fund. In calculating the weighted average, expenses for each Underlying State Street Fund were multiplied by their respective target percentages within their respective Group Trust. See "Lifecycle Funds - Conservative" and "Lifecycle Funds - Moderate" for a description of the targeted percentage weightings of the Lifecycle Fund Group Trusts - Conservative and Moderate.


Fee table

-----
  9
--------------------------------------------------------------------------------

EXAMPLES


You would pay the expenses shown below on a $1,000 initial investment over the time period indicated for each investment fund listed below, assuming a 5% annual rate of return. The examples include all annual fund operating expenses plus an estimate of average plan and transaction charges over the time periods indicated, assuming the account is not annuitized. The estimate is computed by aggregating all record maintenance and report fees and enrollment fees, divided by the average assets for the same period. See "Plan and Transaction Expenses." As the minimum amount that can be converted to an annuity is $5,000, the amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. There are no surrender charges, so the amounts would be the same, whether you withdraw all or a portion of your Account Balance. The examples assume the continuation of total expenses shown in the tables above for the entire one, three, five and ten year periods shown in the examples.





       INVESTMENT FUND         1 YEAR      3 YEARS      5 YEARS      10 YEARS
-------------------------- ----------- ------------ ------------ ------------
Equity Index(1)           $ 11.66     $ 36.32      $ 62.90      $ 138.70
Lifecycle - Conservative    16.28       50.49        87.02        189.52
Lifecycle - Moderate        11.66       36.32        62.90        138.70



(1) The expenses shown reflect the reimbursement for all expenses in excess of .18% of the average daily net assets by State Street discussed in the fee table above.



The purpose of these tables and examples is to assist you in understanding the various costs and expenses that will be incurred, either directly or indirectly, when amounts are invested in the Funds. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, THE 5% RATE OF RETURN IN THE EXAMPLE IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.


We may deduct a $350 annuitization fee if you elect a variable annuity payout option. Assuming an annuity payout option could be issued, the expenses shown in the above example would, in each case, be increased by $6.08 based on the average amount applied to annuity payout options in 2000.



SELECTED FINANCIAL DATA AND CONDENSED FINANCIAL INFORMATION

Please see APPENDIX I at the end of this prospectus for selected financial data and condensed financial information concerning the Equity Index Fund and Lifecycle Funds.


FINANCIAL STATEMENTS

The Equity Index Fund and the Lifecycle Funds are each separate accounts of ours as described in "About the Separate Accounts" under "More Information." The financial statements for the Equity Index Fund (Separate Account No. 195), Lifecyle Fund - Conservative (Separate Account No. 197) and Lifecycle Fund - Moderate (Separate Account No. 198), may be found in the SAI for this prospectus.


Fee table

2
Program Investment Options






----------------
      10
--------------------------------------------------------------------------------

 INVESTMENT OPTIONS

 You may choose from twelve investment options under the Program, eight of which are covered in a separate prospectus. Three of these are discussed below: the Equity Index Fund and the two Lifecycle Funds - Conservative and Moderate. Each of these three Funds has a different investment objective. We cannot assure you that any of these Funds will meet their investment objectives. Also discussed are the Lifecycle Fund Group Trusts in which the Lifecycle Funds invest and the Underlying State Street Funds in which the Lifecycle Fund Group Trusts invest.


 THE EQUITY INDEX FUND

 The Equity Index Fund invests in shares of the SSgA S&P 500 Index Fund, one of the Underlying Mutual Funds. The investment results you will experience will depend on the investment performance of SSgA S&P 500 Index Fund. The table below shows the investment objective and adviser for the SSgA S&P 500 Index Fund.


 UNDERLYING MUTUAL FUND



 INVESTMENT FUND             NAME        OBJECTIVE           ADVISER
--------------------   -----------   ---------------   ---------------
 Equity Index Fund     SSgA S&P      Replicate the     State Street
                       500 Index     total return      Global
                       Fund          of the S&P        Advisers
                                     500 Index         (SSgA)

 The Underlying Mutual Fund used by the Equity Index Fund is selected by the ADA Trustees. We have no investment management responsibilities for the Equity Index Fund. As to that Fund, we act in accordance with the investment policies established by the ADA Trustees.

 PLEASE REFER TO THE PROSPECTUS AND SAI OF THE SSGA S&P 500 INDEX FUND FOR A MORE DETAILED DISCUSSION OF INVESTMENT OBJECTIVES AND STRATEGIES, THE ADVISER, RISK FACTORS AND OTHER INFORMATION CONCERNING THAT FUND.

 LIFECYCLE FUNDS - CONSERVATIVE AND MODERATE

 Each Lifecycle Fund invests in a Lifecycle Fund Group Trust. Each Lifecycle Trust has identical investment objectives and policies to the Lifecycle Fund to which it relates. We have no investment management responsibilities for the Lifecycle Funds. As to those Funds, we act in accordance with the investment policies established by the ADA Trustees.

 OBJECTIVES

 The Lifecycle Fund - Conservative seeks to provide current income and a low to moderate growth of capital by investing exclusively in units of the Lifecycle Group Trust - Conservative.

 The Lifecycle Fund - Moderate seeks to provide growth of capital and a reasonable level of current income by investing exclusively in units of the Lifecycle Group Trust - Moderate.

 In turn each of the Lifecycle Fund Group Trusts invests in a mix of Underlying State Street Funds. The following table diagrams this investment structure:



[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
LIFECYCLE FUND                                                    LIFECYCLE FUND
CONSERVATIVE                                                            MODERATE
(SA 197)                                                                (SA 198)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIFECYCLE FUND                                                    LIFECYCLE FUND
GROUP TRUST                                                          GROUP TRUST
CONSERVATIVE                                                            MODERATE
--------------------------------------------------------------------------------

                                UNDERLYING FUNDS

                       ----------------------------------
                        S&P 500 FLAGSHIP FUND
                       ----------------------------------

                       ----------------------------------
                        RUSSELL 2000 INDEX SECURITIES
                        LENDING FUND
                       ----------------------------------


                       ----------------------------------
                        DAILY EAFE FUND
                       ----------------------------------

                       ----------------------------------
                        GOV'T CORPORATE BOND FUND
                       ----------------------------------

                       ----------------------------------
                        SHORT TERM
                        INVESTMENT FUND
                       ----------------------------------


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     THE LIFECYCLE FUND GROUP TRUSTS

 The Lifecycle Fund Group Trusts (Lifecycle Trusts) are maintained by State Street. Each of the Lifecycle Trusts is organized as a collective investment trust under Massachusetts law. Because of exclusionary provisions, the Lifecycle Fund Group Trusts are not subject to regulation under the Investment Company Act of 1940. Each Trust is operated by a single corporate trustee (State Street), which is responsible for all aspects of the Trust, including portfolio management, administration and custody. The Lifecycle Fund Group Trusts were selected by the ADA Trustees.

 State Street serves as the trustee and investment manager to the Lifecycle Fund Group Trusts. State Street is a trust company established under the laws of the Commonwealth of Massachusetts. It is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company registered under the Federal Bank Holding Company Act of 1956, as amended. State Street's home office is located at 225 Franklin Street, Boston, Massachusetts 02110.


 State Street Global Advisors (SSgA) is the investment management arm of State Street. SSgA is a leading manager of retirement assets with $724.5 billion in assets under management as of December 31, 2000. SSgA's investment expertise spans multiple strategies, disciplines and markets around the world. SSgA's customers include corporate, union, public pension plans, endowments, foundations, other financial institutions and individuals worldwide. As of December 31, 2000, SSgA was ranked the largest U.S. manager of tax-exempt assets.



 INVESTMENT OBJECTIVES AND POLICIES

 Each Lifecycle Trust has the same investment objective as the Lifecycle Fund to which it relates. These investment objectives are described above. Each of the Lifecycle Trusts attempts to achieve its investment objective by investing 100% of their respective assets in a mix of underlying collective investment trusts (the Underlying State Street Funds) maintained by State Street and offered exclusively to tax exempt retirement plans. Unlike the Lifecycle Fund Group Trusts, however, which are available only under the ADA Program, the Underlying State Street Funds may receive contributions from other tax exempt retirement plans.


 INVESTMENT POLICIES OF THE LIFECYCLE FUND GROUP TRUST - CONSERVATIVE

 The table below shows the mix of Underlying State Street Funds targeted by the Lifecycle Fund Group Trust - Conservative.




 S&P 500 Flagship Fund                          15%
 Russell 2000 Index Securities Lending Fund      5%
 Daily EAFE Fund                                10%
 Government Corporate Bond Fund                 50%
 Short Term Investment Fund                     20%


 INVESTMENT POLICIES OF THE LIFECYCLE FUND GROUP
 TRUST - MODERATE

 The table below shows the mix of Underlying State Street Funds targeted by the Lifecycle Fund Group Trust - Moderate.




 S&P 500 Flagship Fund                          35%
 Russell 2000 Index Securities Lending Fund     10%
 Daily EAFE Fund                                15%
 Government Corporate Bond Fund                 30%
 Short Term Investment Fund                     10%


 The target percentages shown above for each Lifecycle Trust are reviewed annually by the ADA Trustees and may be revised as recommended, subject to State Street's approval. State Street, as investment manager of each Lifecycle Trust, from time to time makes adjustments in the mix of Underlying State Street Funds as needed to maintain, to the extent practicable, the target percentages in each of the Underlying State Street Funds.


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 THE UNDERLYING STATE STREET FUNDS

 The Underlying State Street Funds are bank collective investment trusts. They are organized as common law trusts under Massachusetts law, and because of exclusionary provisions, are not subject to regulation under the 1940 Act. State Street serves as trustee and investment manager to each of the Underlying State Street Funds.

 S&P 500 FLAGSHIP FUND

 OBJECTIVE


 The investment objective of the S&P 500 Flagship Fund ("Flagship Fund") is to replicate, as closely as possible, the return of the Standard & Poor's 500 Index (the "S&P 500 Index").


 The S&P 500 Index is comprised of stocks of 500 leading companies whose stocks are chosen for market size, liquidity and industry group representation by Standard & Poor's Corporation. The stocks are also representative of the broad U.S. equity market and the U.S. economy. The S&P 500 is a market-value weighted index (stock price time number of shares outstanding), with each stock's weight in the index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

 The Flagship Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation, and Standard & Poor's Corporation makes no representation regarding the advisability of investing in this Fund.


 INVESTMENT POLICIES

 The Flagship Fund intends to achieve its objective by investing in all 500 stocks in the S&P 500 Index. In order to provide 100% equity exposure, the Flagship Fund may hold up to 25% of its value in S&P 500 futures contracts in lieu of cash equivalents. The Flagship Fund will use U.S. Treasury Bills and other short-term cash equivalents it holds as collateral for the futures contracts.

 For additional discussion related to the investment policies of the Flagship Fund, see discussion under "Risks and Investment Techniques," and the Statement of Additional Information.



 RUSSELL INDEX SECURITIES LENDING 2000 FUND



 OBJECTIVE


 The investment objective of the Russell 2000 Index Securities Lending Fund is to match, as closely as possible, the return of the Russell 2000 Index maintained by Frank Russell Company ("Frank Russell").



 INVESTMENT POLICIES

 The Russell 2000 Index Securities Lending Fund seeks to fully replicate the Russell 2000 Index. The Russell 2000 Index Securities Lending Fund will invest its assets directly in shares of companies included in the Russell 2000 Index.

 The Russell 2000 Index is a broadly diversified small capitalization index consisting of approximately 2,000 common stocks. The Russell 2000 Index is a subset of the larger Russell 3000 Index. The Russell 3000 Index consists of the largest 3,000 publicly traded stocks of U.S. domiciled corporations and includes large, medium and small capitalization stocks. As such, the Russell 3000 Index represents approximately 98 percent of the total market capitalization of all U.S. stocks that trade on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. The Russell 2000 Index consists of the approximately 2,000 smallest stocks within the Russell 3000 Index and is, therefore, a broadly diversified index of small capitalization stocks.

 The composition of the Russell 2000 Index is updated continuously to reflect corporate actions affecting companies in the Index. Once a year, at the end of June, the Index is fully reconstituted and companies that no longer qualify for the Index because of fluctuations of market capitalization are replaced. The rate of change in the securities included in the Russell 2000 Index is significant, often higher than 20 percent a year of the total market capitalization of the Index.


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 The Russell 2000 Index Securities Lending Fund is neither sponsored by nor affiliated with Frank Russell. Frank Russell's only relationship to the Russell 2000 Fund is the licensing of the use of the Russell 2000 Stock Index. Frank Russell is the owner of the trademarks and copyrights relating to the Russell indices.


 For additional discussion related to the investment policies of the Russell 2000 Index Securities Lending Fund, see discussion under "Risks and Investment Techniques," and the Statement of Additional Information.


 DAILY EAFE FUND


 OBJECTIVE


 The investment objective of the Daily EAFE Fund is to closely match the performance of the Morgan Stanley Capital International EAFE Index ("EAFE Index") while providing daily liquidity.


 INVESTMENT POLICIES


 The Daily EAFE Fund seeks to achieve its objective by investing in other funds which invest in each of the foreign markets which comprise the EAFE Index.


 The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index is a broadly diversified index representing over 1,000 stocks across 20 developed markets outside of North America. The Index captures about 60% of the available market capitalization in each country and is designed to offer investors access to some of the world's largest and most liquid equity securities outside the U.S. and Canada.


 The Daily EAFE Fund also may acquire interest-bearing cash equivalents, notes and other short-term instruments, including foreign currency time deposits or call accounts.

 As of December 31, 2000, companies located in Japan (22.8%) and the United Kingdom (21.3%) dominated the market capitalization of the EAFE Index, with companies located in Germany, France, Switzerland and Netherlands also being well represented on the Index. The Index covers a wide spectrum of industries. Morgan Stanley Capital International, the creator of the EAFE Index, is neither a sponsor of nor affiliated with the Daily EAFE Non-Lending Fund.

 The Daily EAFE Fund seeks to fully replicate the MSCI EAFE Index, but from time to time may not be able to hold all of the more than 1,000 stocks that comprise the EAFE Index because of the costs involved. From time to time the Daily EAFE Fund will hold a representative sample of the issues that comprise the EAFE Index. The Daily EAFE Fund selects stocks for inclusion based on country, market capitalization, industry weightings, and fundamental characteristics such as return variability, earnings valuation, and yield. In order to parallel the performance of the EAFE Index, the Daily EAFE Fund will invest in each country in approximately the same percentage as that country's weight in the EAFE Index.

 For additional discussion related to the investment policies of the Daily EAFE Fund, see discussion under Risks and Investment Techniques and the Statement of Additional Information.

 GOVERNMENT CORPORATE BOND FUND


 OBJECTIVE


 The investment objective of the Government Corporate Bond Fund ("GC Bond Fund") is to match or exceed the return of the Lehman Brothers Government Corporate Bond Index.



 INVESTMENT POLICIES

 The GC Bond Fund seeks to achieve its investment objective by making direct investment in marketable instruments and securities. The GC Bond Fund may make direct investments in (1) U.S. Government securities, including U.S. Treasury securities and other obligations issued or guaranteed as to interest and principal by the U.S. Government and its agencies and instrumentalities, (2) corporate securities, (3) asset backed securities, (4) mortgage backed securities including, but not limited to, collateralized mortgage obligations and real estate mortgage investment conduits, (5) repurchase and reverse repurchase agreements, (6) financial futures and option contracts, (7) interest rate exchange agreements and other swap agreements,

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 (8) supranational and sovereign debt obligations including those of sub-divisions and agencies, and (9) other securities and instruments deemed by State Street, as trustee of the GC Bond Fund, to have characteristics consistent with the investment objective of this Fund. The GC Bond Fund will hold securities that have a minimum credit rating when purchased of Baa3 by Moody's or BBB- by Standard & Poor's.

 For additional discussion related to the investment policies of the GC Bond Fund, see discussion under "Risks and Investment Techniques," and the Statement of Additional Information.


 SHORT TERM INVESTMENT FUND


 OBJECTIVE


 The investment objective of the Short Term Investment Fund ("STIF Fund") is through active management, the STIF Fund shall seek to provide safety of principal, daily liquidity, and a competitive yield by investing in high quality money market instruments.



 INVESTMENT POLICIES

 The STIF Fund intends to achieve its objective by investing in money market securities rated at least A-1 by Standard and Poor's and P-1 by Moody's at the time of issuance. If the issuer has long-term debt outstanding, such debt should be rated at least "A" by Standard & Poor's or "A" by Moody's. The STIF Fund may purchase Yankee and Euro certificates of deposit, Euro time deposits, U.S. Treasury bills, notes and bonds, federal agency securities, corporate bonds, repurchase agreements and banker's acceptances. Most of the STIF Fund's investments will have a range of maturity from overnight to 90 days. Twenty percent of the STIF Fund, however, may be invested in assets having a maturity in excess of 90 days but not more than thirteen months.

 For additional discussion regarding the investment policies of the STIF Fund, see discussion under "Risks and Investment Techniques," and the Statement of Additional Information.

 RISKS AND INVESTMENT TECHNIQUES: LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING STATE STREET FUNDS

 You should be aware that any investment in securities carries with it a risk of loss. The different investment objectives and policies of the Equity Index Fund and each of the Lifecycle Funds affect the return on these Funds. Additionally, there are market and financial risks inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer but which affect the way markets, and securities within those markets, perform. We sometimes describe market risk in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations. The risk factors and investment techniques associated with the Underlying State Street Funds in which the Lifecycle Fund Group Trusts invest are discussed below. The risks and investment techniques associated with investments by the Equity Index Fund in the SSgA S&P 500 Index Fund are discussed in the prospectus and Statement of Additional Information for the SSgA S&P 500 Index Fund.


 IN GENERAL


 You should note that the S&P 500 Flagship Fund, the Russell 2000 Index Securities Lending Fund and the Daily EAFE Fund are all index funds. An index fund is one that is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, such funds utilize a "passive" investment approach, attempting to duplicate the investment performance of their benchmark indices through automated statistical analytic procedures. For example, the S&P 500 Flagship Fund attempts to match the return of the S&P 500 Index by using automated statistical methods to make stock selections. Similar methods



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 are employed in selecting stocks for the Russell 2000 Index Securities Lending
 Fund and the Daily EAFE Fund. Still, such Funds, to the extent they invest in the various types of securities discussed below, are subject to the risks associated with each of these investments.


 Also, you should note that each of the Underlying State Street Funds, for the purpose of investing uncommitted cash balances or to maintain liquidity to meet redemptions of Fund units, may invest temporarily and without limitation in certain short-term fixed income securities and other collective investment funds or registered mutual funds maintained or advised by State Street. The short-term fixed income securities in which an Underlying State Street Fund may invest include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, banker's acceptances, and time deposits.


 EQUITY SECURITIES

 Certain of the Underlying State Street Funds will invest in equity securities. Participants should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced.

 The securities of the smaller companies in which some of the Underlying State Street Funds may invest may be subject to more abrupt or erratic market movements than larger, more established companies for two reasons: the securities typically are traded in lower volume and the issuers typically are subject, to a greater degree, to changes in earnings and profits.


 FIXED-INCOME SECURITIES

 Certain of the Underlying State Street Funds will invest in fixed-income securities. Although these are interest-bearing securities which promise a stable stream of income, participants should be aware that the prices of such securities are affected by changes in interest rates. Accordingly, the prices of fixed-income securities are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, State Street will consider all relevant circumstances in determining whether a particular Underlying State Street Fund should continue to hold that security. Certain securities such as those rated Baa by Moody's and BBB by Standard & Poor's, may be subject to greater market fluctuations than lower yielding, higher rated fixed-income securities. Securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories.


 FOREIGN SECURITIES


 The Daily EAFE Fund will invest in foreign securities. Such investments, however, entail special risks. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.


 Because evidences of ownership of foreign securities usually are held outside the United States, each of the Underlying State Street Funds investing in foreign securities will be subject to additional risks. Such risks include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits, and possible


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 adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

 Since foreign securities transactions involving the Underlying State Street Funds often are completed in currencies of foreign countries, the value of these securities as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when an Underlying State Street Fund changes investments from one country to another.

 Furthermore, some of these securities may be subject to brokerage or stamp taxes levied by foreign governments, which have the effect of increasing the cost of such investment. Income received by sources within foreign countries may be reduced by any withholding and other taxes imposed by such countries.


 FUTURES CONTRACTS

 Certain of the Underlying State Street Funds may invest in futures contracts. A purchase of a futures contract is the acquisition of a contractual right and obligation to acquire the underlying security at a specified price on a specified date. Although futures contracts by their terms may call for the actual delivery or acquisition of the underlying security, in most cases the contractual obligation is terminated before the settlement date of the contract without delivery of the security. The Underlying State Street Fund will incur brokerage fees when it purchases and sells futures contracts.

 The Underlying State Street Funds will not purchase futures contracts for speculation. Futures contracts are used to increase the liquidity of each Underlying State Street Fund and for hedging purposes.

 Transactions in futures contracts entail certain risks and transaction costs to which an Underlying State Street Fund would not otherwise be subject, and the Underlying State Street Fund's ability to purchase futures contracts may be limited by market conditions or regulatory limits. Because the value of a futures contract depends primarily on changes in the value of the underlying securities, the value of the futures contracts purchased by the Underlying State Street Fund generally reflects changes in the values of the underlying stocks or bonds. The risks inherent in the use of futures contracts include:
 (1) imperfect correlation between the price of the futures contracts and movements in the prices in the underlying securities; and (2) the possible absence of a liquid secondary market for any particular instrument at any time.

 An Underlying State Street Fund also may engage in foreign futures transactions. Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that an Underlying State Street Fund might realize from trading could be eliminated by adverse changes in the exchange rate, or such Underlying State Street Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both futures which are traded on domestic exchanges and those which are not.

 SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. Certain of the Underlying State Street Funds may invest in the securities of medium and smaller sized companies with market capitalization of $500 million to $1.5 billion. Such companies may be dependent on the performance of only one or two products and, therefore, may be vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Consequently, consistent earnings may not be as likely in such companies as they would be for larger companies. In addition, medium and smaller sized companies may be more dependent on access to equity markets to raise capital than larger companies with greater ability to support debt. Medium and smaller sized companies may be new, without


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 long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may have an impact on marketability. The price of these stocks may rise and fall more frequently and to a greater extent than the overall market.


 LENDING OF SECURITIES

 Certain of the Underlying State Street Funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral consisting of cash, securities issued or guaranteed by the U.S. Government, or irrevocable letters of credit issued by major banks. The Underlying State Street Funds will invest this cash collateral in various collective investment funds maintained by State Street. The portion of net income from such investments will increase the return to the Underlying State Street Funds. However, an Underlying State Street Fund may experience a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement. All securities lending transactions in which the Underlying State Street Funds engage will comply with the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and related regulations.


 INVESTMENTS BY THE STIF FUND

 Each of the Lifecycle Fund Group Trusts will, and certain of the Underlying State Street Funds may, invest in the STIF Fund. This Fund intends to invest, among other things, in various U.S. Government Obligations, U.S. dollar-denominated instruments issued by foreign banks and foreign branches of U.S. banks, "when-issued" securities, and to enter into repurchase agreements with various banks and broker-dealers. The STIF Fund's activities with respect to each of these investments are discussed below.

 The STIF Fund may invest in a variety of U.S. Government obligations, including bills and notes issued by the U.S. Treasury and securities issued by agencies of the U.S. Government.

 The STIF Fund also may invest in U.S. dollar-denominated instruments issued by foreign banks and foreign branches of U.S. banks, a type of investment that may involve special risks. Such banks may not be required to maintain the same financial reserves or capital that are required of U.S. banks. Restrictions on loans to single borrowers, prohibitions on certain self-dealing transactions, and other regulations designed to protect the safety and solvency of U.S. banks may not be applicable to foreign banks and foreign branches of U.S. banks. In addition, investments of this type may involve the unique risks associated with investments in foreign securities described above.

 The STIF Fund may commit to purchasing securities on a "when-issued" basis, such that payment for and delivery of a security will occur after the date that this Fund commits to purchase the security. The payment obligation and the interest rate that will be received on the security are each fixed at the time of the purchase commitment. Prior to payment and delivery, however, the STIF Fund will not receive interest on the security, and will be subject to the risk of loss if the value of the when-issued security is less than the purchase price at time of delivery.

 Finally, the STIF Fund may enter into repurchase agreements with various banks and broker-dealers. In a repurchase agreement transaction, the STIF Fund acquires securities (usually U.S. Government obligations) for cash and obtains a simultaneous commitment from the seller to repurchase the securities at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon rate of interest unrelated to the coupon rate on the purchased security. In these transactions, the securities purchased by the STIF Fund will have a total value at least equal to the amount of the repurchase price and will be held by State Street or a third-party custodian until repurchased. State Street will continually monitor the value of the underlying securities to verify that their value, including accrued interest, always equals or exceeds the repurchase price.


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 ADDITIONAL INFORMATION ABOUT THE FUNDS


 CHANGE OF INVESTMENT OBJECTIVES

 The ADA Trustees may change the investment objectives of the Equity Index Fund and Lifecycle Funds. The ADA Trustees may also change the mutual fund or collective investment fund in which any one of these Funds invests. The Trustees and we can make these changes without your consent.


 VOTING RIGHTS

 If SSgA S&P 500 Index Fund holds a meeting of shareholders, we will vote shares held in the corresponding Equity Index Fund in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Equity Index Fund holding the shares as of the record date for the shareholders meeting. We abstain from voting shares if we receive no instructions. Employers, participants or trustees will receive: (1) periodic reports relating to the SSgA S&P 500 Index Fund and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings.

 Participants do not have any voting rights with respect to their investments in a Lifecycle Fund. Similarly, participants do not have any voting rights with respect to matters such as the selection of State Street as trustee or investment manager or investment adviser of a Lifecycle Fund Group Trust or Underlying State Street Fund, or with respect to any changes in investment policy of any of these entities.


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How we value your account balance in the Equity Index Fund and Lifecycle Funds
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 FOR AMOUNTS IN THE FUNDS

 When you invest in the Equity Index Fund and Lifecycle Funds, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

 On any given day, your account value in the Equity Index Fund and Lifecycle Funds equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions for expenses from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

 For a description of how Fund unit values are computed, see "How We Compute Unit Values for the Funds" in the SAI.


How we value your account balance in the Equity Index Fund and Lifecycle
Funds

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Transfers and access to your account



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 TRANSFERS AMONG INVESTMENT OPTIONS

 You may transfer some or all of your amounts among all of the investment options if you participate in the Master Plan. Participants in other plans may make transfers as allowed by the plan.


 Transfers from the Equity Index Fund and Lifecycle Funds are permitted at any time except if there is any delay in redemptions from the Underlying Mutual Fund or, with respect to the Lifecycle Funds, the Lifecycle Fund Group Trusts in which they invest.


 DISRUPTIVE TRANSFER ACTIVITY

 You should note that the contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kind of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners.

 We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


 OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM (AIMS) AND OUR INTERNET WEBSITE

 Participants may use our automated AIMS System or our Internet Website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. Internet Website can be accessed at www.equitable.com/ada.

 We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the AIMS and by the Internet Website. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions and by Internet, the Website, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions, or Internet instructions, we reasonably believe to be genuine.

 We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above)


 A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.


 We assign a personal security code ("PSC") number to you after we receive your completed enrollment form.


   -----------------------------------------------------------------------------


 A business day is generally any day on which both the New York Stock Exchange and we are open, and generally ends at 4:00 p.m. Eastern Time. We may, however, close or close early due to emergency conditions.

   -----------------------------------------------------------------------------

 PARTICIPANT LOANS


 Participants loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. Loan packages containing all necessary forms,




Transfers and access to your account

----------
  21
--------------------------------------------------------------------------------

 along with an explanation of how interest rates are set, are available from our Account Executives.

 Loans are subject to restrictions under Federal tax laws and ERISA. If you are a sole proprietor, 10% or more partner, or a shareholder-employee of an S Corporation who owns more than 5% of the shares (or a family member of any of the above as defined under Federal income tax laws), you presently may not borrow from your vested account balance without first obtaining a prohibited transaction exemption from the Department of Labor. Participants should consult with their attorneys or tax advisors regarding the advisability and procedures for obtaining such an exemption. A loan may not be taken from the Real Estate Fund, or from the Guaranteed Rate Accounts prior to maturity. If a participant is married, written spousal consent will be required for a loan.

 Generally, the loan amount will be transferred from the investment options into a loan account. The participant must pay the interest as required by Federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

 CHOOSING BENEFIT PAYMENT OPTIONS

 Benefit payments are subject to plan provisions.

 The Program offers a variety of benefit payment options for employees that adopt the Master Plan. (If you are a participant in a self-directed or individually-designed plan, ask your employer for information on benefit payment options under your Plan.) Your plan may allow you a choice of one or more of the following forms of distribution:


    o   Qualified Joint and Survivor Annuity

    o   Lump Sum Payment

    o   Installment Payments

    o   Life Annuity

    o   Life Annuity - Period Certain

    o   Joint and Survivor Annuity

    o   Joint and Survivor Annuity - Period Certain

    o   Cash Refund Annuity

 All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.


--------------------------------------------------------------------------------
 The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the Growth Equity Fund.
--------------------------------------------------------------------------------

 See "Types of Benefits" in the SAI for detailed information regarding each of the benefit payout options, and "Procedures for Withdrawals, Distributions and Transfers" in the SAI.


 Transfers and access to your account

----------
   22
--------------------------------------------------------------------------------

 Fixed annuities are available from insurance companies selected by the Trustees. Upon request, we will provide fixed annuity rate quotes available from one or more such companies. Participants may instruct us to withdraw all or part of their account balance and forward it to the annuity provider selected. Once we have distributed that amount to the company selected, we will have no further responsibility to the extent of the distribution.

 We provide the variable annuity options. Payments under variable annuity options reflect investment performance of the Growth Equity Fund.

 The minimum amount that can be used to purchase any type of annuity is $5,000. In most cases a variable annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from Equitable Life. Annuities purchased from other providers may also be subject to fees and charges.

 If you are a participant in a self-directed or individually-designed plan, ask your employer for information on benefit payment options under your Plan.


 SPOUSAL CONSENT

 If a participant is married and has an account balance greater than $5,000, Federal law generally requires payment of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal Consent Requirements" under "Types of Benefits" in the SAI.

 BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT


 If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin within one year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to the date the participant would have attained age 701/2 or, if later, one year after the participant's death, or (3) the spouse may be able to roll over all or part of the death benefit to a traditional individual retirement arrangement. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits subject to the Federal income tax minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal Consent Requirements" under "Types of Benefits" in the SAI.


 Under the Master Plan, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Index Fund or the Lifecycle Funds to the Money Market Guarantee Account unless the beneficiary gives us other written instructions.


 Transfers and access to your account

5
The Program


----------------
  23
--------------------------------------------------------------------------------

 This section explains the ADA Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the investment funds operate within the Program.


 The American Dental Association Members Retirement Program consists of several types of retirement plans and two retirement plan Trusts, the Master Trust and the Pooled Trust. Each of the Trusts invests exclusively in the group annuity contracts described in this prospectus. The Program is sponsored by the ADA, and the Trustees under the Master and Pooled Trusts are the members of the Council on Insurance of the ADA (the "Trustees"). The Program had 27,211 participants and $1.4 billion in assets at December 31, 2000.



 ELIGIBLE EMPLOYERS

 You can adopt the Program if you or at least one of your partners or other shareholders is a member of: (1) the ADA, (2) a constituent or component society of the ADA, or (3) an ADA-affiliated organization. Participation by an affiliated organization must first be approved by the ADA's Council on Insurance.

 Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How To Reach Us - Information on Joining the Program" on the back cover of the prospectus.


 SUMMARY OF PLAN CHOICES

 You have a choice of three retirement plan arrangements under the Program. You can:

o Choose, THE MASTER PLAN - which automatically gives you a full range of services from Equitable Life. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Master Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

   -----------------------------------------------------------------------------

 The Master Plan is a defined contribution master plan that can be adopted as a profit sharing plan, a defined contribution pension plan, or both. Traditional 401 (k). Simple 401(k), and Safe Harbor 401(k) are also available.
 --------------------------------------------------------------------

o Choose the SELF-DIRECTED PROTOTYPE PLAN - which gives you added flexibility in choosing investments. This is a defined contribution prototype plan which can be used to combine the Program investment options with your own individual investments such as stocks and bonds. With this plan you must adopt our Pooled Trust and maintain a minimum balance of $25,000 at all times.


     You must arrange separately for plan level accounting and brokerage services. We provide recordkeeping services only for plan assets held in the Pooled Trust. You can use any plan recordkeeper or you can arrange through us to hire Trustar Retirement Services, Inc. at a special rate. You can also arrange through us brokerage services from CSFB or use the services of any other broker.


   -----------------------------------------------------------------------------
 The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.
   -----------------------------------------------------------------------------

o Maintain your own INDIVIDUALLY DESIGNED PLAN - and use the Pooled Trust for investment options in the Program and your own individual investments. The


 The Program

----------
   24
--------------------------------------------------------------------------------

      Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans.

 Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.


 GETTING STARTED

 If you choose the Master Plan, you must complete an Adoption Agreement. If you have your own individually designed plan and wish to use the Pooled Trust as an investment vehicle, the trustee of your plan must complete an Adoption Agreement.

 If you choose the Self-Directed Prototype Plan, you must complete the Prototype Plan adoption agreement as well as an Adoption Agreement in order to use the Pooled Trust.

 As an employer, you are responsible for the administration of the plan you choose. If you have a Self-Directed Prototype Plan, you are also responsible for appointing a plan trustee. Please see "Your Responsibilities as Employer" in the SAI.


 HOW TO MAKE PROGRAM CONTRIBUTIONS

 Contributions must be in the form of a check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars, and made payable to The ADA Retirement Trust. All contribution checks should be sent to Equitable Life at the address shown "For Contribution Checks Only" in the "Information Once You Join the Program" section under "How to Reach Us" on the back cover of this prospectus. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.


 All contributions must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type and fiscal year to which the Contribution will be applied. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed and matches the check amount.. Contributions are only accepted from the employer. Employees may not send contributions directly to the Program.

 There is no minimum amount which must be contributed for investment if you adopt the Master Plan, or if you have your own individually designed plan that uses the Pooled Trust. If you adopt our Self-Directed Prototype Plan, you must, as indicated above, keep at least $25,000 in the Pooled Trust at all times.



 ALLOCATING PROGRAM CONTRIBUTIONS

 Under the Master Plan, participants make all of the investment decisions.

 Investment decisions in the Self-Directed Prototype Plan and individually designed plans are made either by the participant or by the plan trustees, depending on the terms of the plan.

 Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. IF WE DO NOT RECEIVE ADEQUATE INSTRUCTIONS, WE WILL ALLOCATE YOUR CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT UNTIL WE ARE PROPERLY INSTRUCTED OTHERWISE.

 WHEN TRANSACTION REQUESTS ARE EFFECTIVE.
 Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. In-service distribution requests are also effective on the business day they are received. Benefit payments are subject to Plan provisions. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.


 Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan or adequate proof of qualified plan status.



 The Program

----------
  25
--------------------------------------------------------------------------------

 DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

 Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules Applicable to Participant Distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax Information."

 AMOUNTS IN THE EQUITY INDEX FUND AND LIFECYCLE FUNDS. These are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from these Funds if there is any delay in redemptions from the related Underlying Mutual Fund, or with respect to the Lifecycle Funds, from the Lifecycle Fund Group Trusts in which they invest.

 Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.


 RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS

 In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the Federal income tax treatment of distributions and benefit payment options is provided in "Tax Information" in this prospectus and the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.

 In general, under the Master Plan or our Self-Directed Prototype Plan, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit Payment Options" under "Transfers and Access to Your Money," and "Tax Information" for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 701/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 701/2 or retirement from the employer sponsoring the plan.


 The IRS and Treasury recently have proposed revisions to the minimum distribution rules. We expect the rules to be finalized no earlier than January 1, 2002. The proposed revisions permit plan administrators, plan participants, and beneficiaries to apply to the proposed revisions to distributions for the calernder year 2001 provded that the plan adopts a model amendment to permit such distributions.

 Under the Master Plan, self-employed persons may generally not receive a distribution prior to age 591/2, and employees generally may not receive a distribution prior to a separation from service.



 The Program

6
Performance information



----------------
      26
--------------------------------------------------------------------------------

 The investment performance of the Equity Index Fund and Lifecycle Funds reflects changes in unit values experienced over time. The unit value calculations for the Funds include all earnings, including dividends and realized and unrealized capital gains. Unlike the typical mutual fund, the Funds reinvest, rather than distribute, their earnings.


 The following tables show the annual percentage change in Fund unit values, and the average annual percentage change in Fund unit values, for the appropriate period ended December 31, 2000. You may compare the performance results for each Fund with the data presented for certain unmanaged market indices, or "benchmarks."


 Performance data for the benchmarks do not reflect any deductions for investment advisory, brokerage or other expenses of the type typically associated with an actively managed investment fund. This overstates their rates of return and limits the usefulness of the benchmarks in assessing the performance of the Funds. The benchmark results have been adjusted to reflect reinvestment of dividends and interest for greater comparability. The benchmarks are:


    o Standard & Poor's 500 Index ("S&P 500") - a weighted index of the securities of 500 companies widely regarded by investors as representative of the stock market.

    o Russell 3000 Index ("Russell 3000") represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index consists of the largest 3,000 publicly traded stocks of U.S. domiciled corporations and includes large, medium and small capitalization stocks. Russell performs a "reconstitution" of the indices annually. The next construction will be June 30, 2001.


    o Russell 2000 Index ("Russell 2000") - a broadly diversified small capitalization index of the approximately 2,000 smallest stocks within the Russell 3000 Index.

    o Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") - a broadly diversified index representing approximately 1,000 stocks across 20 major developed markets in Europe, Australia, New Zealand and the Far East. The MSCI EAFE index captures about 60% of the available market capitalization in each country and is designed to offer global investors access to some of the world's largest and most liquid equity securities outside the U.S. and Canada.

    o Lehman Government/Corporate Bond Index ("Lehman") - an index widely regarded as representative of the bond market.

    o Salomon Brothers 3-Month T-Bill Index ("Salomon 3 Mo. T-Bill") - an index of direct obligations of the U.S. Treasury which are issued in maturities between 31 and 90 days.

    o Consumer Price Index (Urban Consumers - not seasonally adjusted) ("CPI") - an index of inflation that can be used as a non-securities benchmark.

 The annual percentage change in unit values represents the percentage increase or decrease in unit values from the beginning of one year to the end of that year. The average annual rates of return are time-weighted, assume an investment at the beginning of each period, and include the reinvestment of investment income.

 Historical results are presented for the Funds for the periods during which the Funds were available under the Program. Hypothetical results were calculated for prior periods, as described in "How We Calculate Performance Data." For the Equity Index Fund, no results are presented for periods prior to 1993, as the SSgA S&P 500 Index Fund began operations during 1992. 1995 performance data for the Lifecycle Funds is shown for the period when the Funds commenced operations on May 1, 1995 through December 31, 1995.

 THE PERFORMANCE SHOWN DOES NOT REFLECT ANY RECORD MAINTENANCE AND REPORT OR ENROLLMENT FEES. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS OR UPON DISTRIBUTION. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE.


 Performance information

-----
 27
--------------------------------------------------------------------------------

ANNUAL PERCENTAGE CHANGE IN FUND
UNIT VALUES




                        LIFECYCLE     LIFECYCLE                                                                   SALOMON
            EQUITY        FUND -        FUND -       S&P          RUSSELL       RUSSELL        MSCI                3-MO.
            INDEX*     CONSERVATIVE   MODERATE       500           2000          3000         EAFE       LEHMAN    T-BILL      CPI
       ------------- -------------- ------------ ------------  ------------ ------------- ------------ --------- --------- ---------
2000        (10.0)%        2.3%          (2.7)%       (9.1)%        (3.0)%       (14.2)%      ( 7.5)%     11.9%      6.0%      3.4%
1999         19.8          5.1           12.0         21.1          21.3          20.99        27.0       (2.2)      4.7       2.7
1998         27.2         10.2           15.1         28.6          (2.6)         24.1         20.0        9.5       5.1       1.6
1997         31.7          9.9           16.1         33.4          22.4          31.8          1.8        9.8       5.2       1.9
1996         21.3          4.3           10.6         23.0          16.5          21.8          6.1        2.9       5.3       3.3
1995         35.1          5.9           10.1         37.5          28.4          36.8         11.2       19.2       5.7       2.9
1994          0.7            -              -          1.3           1.8           0.2          7.8       (3.5)      4.2       2.7
1993          6.4            -              -         10.0          18.9          10.9         32.6       11.0       3.1       2.7
1992            -            -              -          7.6          18.4           9.7        (12.2)       7.6       3.6       2.9
1991            -            -              -         30.5          46.1          33.7         12.5       16.1       5.8       3.0






AVERAGE ANNUAL PERCENTAGE CHANGE IN
FUND UNIT VALUES - YEARS ENDING
DECEMBER 31, 2000

                          LIFECYCLE    LIFECYCLE                                                                    SALOMON
             EQUITY       FUND -        FUND -         S&P         RUSSELL      RUSSELL        MSCI                 3-MO.
            INDEX*     CONSERVATIVE    MODERATE        500          2000         3000          EAFE       LEHMAN    T-BILL      CPI
        ------------- -------------- ------------ ------------  ------------ ------------ ------------- --------- --------- --------
1 Year       (10.0)%        2.3%          (2.7)%       (9.1)%        (3.0)%       (7.5)%       (14.2)%     11.9%      6.0%      3.4%
3 Years       11.1          5.8            7.9         12.3           4.7         11.6           9.4        6.2       5.3       2.6
5 Years       17.0          6.3           10.0         18.3          10.3         17.4           7.1        6.2       5.3       2.5
10 Years       N/A          N/A            N/A         17.5          15.5         17.4           8.2        5.3       4.9       2.7


* Hypothetical results, in bold, are based on underlying mutual fund performance before the inception of the respective Funds.


HOW WE CALCULATE PERFORMANCE DATA

The Equity Index Fund began operations as Separate Account No. 195 on February 1, 1994. For prior periods hypothetical results are shown. The results reflect the actual performance of SSgA S&P 500 Index Fund beginning with 1993, the first full year after that mutual fund began operations. For these hypothetical calculations we have applied the Program expense charge during those periods plus .15% in estimated other expenses to the historical investment experience of the SSgA S&P 500 Index Fund.

The Lifecycle Fund - Conservative and the Lifecycle Fund - Moderate performance shown reflects actual investment performance of Separate Account No. 197 and Separate Account No. 198 for the period beginning May 1, 1995, when the Funds commenced operations.


Performance information

7
Charges and expenses


----------------
      28
--------------------------------------------------------------------------------

 You will incur two general types of charges under the
 Program:

o Charges based on the value of your assets in the Trust - these apply to all amounts invested in the Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Equity Index Fund and Lifecycle Funds.

o Plan and transaction charges - these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the Equity Index Fund and Lifecycle Funds.

 We make no deduction from your contributions or withdrawals for sales expenses.


 CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM


 PROGRAM EXPENSE CHARGE

 We assess the Program expense charge against the combined value of Program assets in the Trust. The purpose of this charge is to cover the expenses that we and the ADA incur in connection with the Program.




                                   ANNUAL PROGRAM EXPENSE CHARGE*
                             -------------------------------------------
 VALUE OF PROGRAM ASSETS       EQUITABLE LIFE         ADA         TOTAL
--------------------------   -----------------   ----------   ----------
 First $400 million          .620%               .025%        .645%
 Over $400 million           .620                .020         .640



* The Program expense charge is determined by negotiation between us and the Trustees. The charge is primarily based on a formula that gives effect to total Program assets and the number of plans enrolled in the Program. Currently, the portion paid to the ADA has been reduced to 0.01% for all asset levels, but the ADA's portion could be increased in the future. For the 12 months beginning May 1, 2001, the total Program expense charge is 0.63%.


 For investment options other than GRAs, the Program expense charge is calculated based on Program assets in the Trust on January 31 of each year, and is charged at a monthly rate of 1/12 of the relevant annual charge. For a description of the Program expense charge as it relates to the Guaranteed Rate Accounts, please refer to our separate prospectus for the other Investment Options in the Program.


 We apply our portion of the Program expense charge toward the cost of maintenance of the investment funds, promotion of the Program investment funds and Money Market Guarantee Account, commissions, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. The ADA's part of this fee covers developmental and administrative expenses incurred in connection with the Program. The ADA Trustees can direct us to raise or lower the ADA's part of this fee to reflect their expenses in connection with the Program. During 2000 we received $9,329,677 and the ADA received $227,598 under the Program expense charge.



 ADMINISTRATION FEES

 The computation of unit values for each investment fund also reflects fees charged for administration. We receive an administrative fee at the annual rate of .15% of assets held in the Equity Index Fund and Lifecycle Funds. As part of our administrative functions, we maintain records for all portfolio transactions and cash flow control, calculate unit values, monitor compliance with the New York Insurance Law and supervise custody matters for all these Funds.


 OTHER EXPENSES BORNE BY THE FUNDS

 Certain other expenses are charged directly to the Equity Index Fund and Lifecycle Funds. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians' fees, financial accounting costs, outside auditing and legal expenses, and other costs related to the Program.

 The Equity Index Fund purchases and redeems shares in the SSgA S&P 500 Index Fund at net asset value. The net asset


 Charges and expenses

----------
  29
--------------------------------------------------------------------------------

 value reflects charges for management, audit, legal, shareholder services, transfer agent and custodian fees. For a description of charges and expenses assessed by the SSgA S&P 500 Index Fund, which are indirectly borne by the Fund, please refer to the prospectus for the SSgA S&P 500 Index Fund.

 The Lifecycle Funds - Conservative and Moderate purchase and redeem units in the Lifecycle Fund Group Trusts - Conservative and Moderate, respectively, at net asset value. The net asset value reflects charges for investment management, audit, legal, custodian and other fees. By agreement with the ADA Trustees, we impose a charge at the annual rate of .03% of the value of the respective assets of the Lifecycle Funds - Conservative and Moderate. This charge compensates us for additional legal, accounting and other potential expenses resulting from the inclusion of the Lifecycle Fund Group Trusts and Underlying State Street Funds among the investment options described in this prospectus. For a description of charges and expenses assessed by the Lifecycle Fund Group Trusts, which are indirectly borne by the Lifecycle Funds, see "Deductions and Charges Related to the Lifecycle Trusts and Underlying State Street Fund," below.


 PLAN AND TRANSACTION EXPENSES


 ADA RETIREMENT PLAN, PROTOTYPE SELF-DIRECTED PLAN AND INDIVIDUALLY-DESIGNED PLAN FEES


 RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant's Account Balance. This fee is:

      ------------------------------------------------------------------------
      ADA Members Retirement Plan participants      $3 per quarter
      Self-Directed Prototype Plan participants     $3 per quarter
      Investment Only                               $1 per quarter
      ------------------------------------------------------------------------

 ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

 PROTOTYPE SELF-DIRECTED PLAN FEES. EMPLOYERS WHO PARTICIPATE IN OUR PROTOTYPE Self-Directed Plan incur additional fees not payable to us, such as brokerage and administration fees.

 INDIVIDUAL ANNUITY CHARGES

 ANNUITY ADMINISTRATIVE CHARGE. If a participant elects a variable annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment. The minimum amount that can be converted to an annuity, so that the charge would apply, is $5,000. Annuities purchased from other providers may also be subject to fees and charges.


 CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


 We deduct a charge designed to approximate certain applicable taxes that may be imposed on us, for example, for our state premium tax. Currently, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).


 We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.


 Charges and expenses

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   30
--------------------------------------------------------------------------------

 GENERAL INFORMATION ON FEES AND CHARGES


 We may change the fees and charges described above at any time with the ADA's consent. During 2000 we received total fees and charges under the Program of $13,021,661.



 DEDUCTIONS AND CHARGES RELATED TO THE LIFECYCLE TRUSTS AND UNDERLYING STATE STREET FUNDS

 In addition to the generally applicable Program fees and charges that we impose, State Street imposes fees and charges for providing investment management services, and custodial services, and for other expenses incurred in connection with operating the Lifecycle Fund Group Trusts and the Underlying State Street Funds. State Street deducts these fees from the assets of the Lifecycle Fund Group Trusts in which the Lifecycle Funds invest, or the Underlying State Street Funds in which the Lifecycle Fund Group Trusts invest.


 INVESTMENT MANAGEMENT FEE. Each Lifecycle Trust pays State Street a fee equal to .17% of the average annual net assets of each Lifecycle Trust for providing investment management services to the Trusts. No fee is paid to State Street for managing the assets of the Underlying State Street Funds with respect to investments made in such Funds by each Lifecycle Fund Group Trust. State Street may receive fees for managing the assets of other collective investment funds in which the Funds may invest on a temporary basis, and for managing the mutual funds in which assets of the Underlying State Street Funds may be invested. State Street has agreed to reduce its management fee charged to each of the Lifecycle Trusts to offset any management fees State Street receives attributable to the Trusts' investment in such other collective investment funds and mutual funds.

 FIXED ADMINISTRATION FEE. State Street also makes a deduction from the assets of each Lifecycle Fund Group Trust to compensate it for providing various recordkeeping and accounting services to such Trust and for periodically rebalancing the assets of each Trust to conform to the target percentage weightings for the Trust. This fee is currently fixed at $12,000 per year for each Trust.

 OTHER EXPENSES. Certain costs and expenses are charged directly to the Lifecycle Fund Group Trusts. These include legal and audit expenses and costs related to providing educational and other materials to ADA Program participants about the Lifecycle Fund investment options. In addition, participants indirectly incur expenses for audit and custodial services provided to the Underlying State Street Funds. State Street serves as custodian to each of these Funds.

8
Tax information


----------------
  31
--------------------------------------------------------------------------------

 In this section, we briefly outline current Federal income tax rules relating to adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI. We do not discuss the effect, if any, of state tax laws that may apply.

 The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of qualified retirement plans. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may also change. There is no way of predicting whether, when or in what form any such change would be adopted.


 Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax advisor.


 BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

 Annuity contracts can be purchased in connection with retirement plans qualified under Code section 401. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement in the SAI. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the selection of investment funds and guaranteed options and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.


 INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS


 In this section, the word "you" refers to the plan participant.

 Amounts distributed to a participant from a qualified plan are generally subject to Federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally speaking, only your post-tax contributions, if any, are not taxed when distributed.

 ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan or traditional individual retirement arrangement ("IRA"), or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory Federal income tax withholding will apply unless the distribution is directly transferred to a qualified plan or IRA. See "Eligible Rollover Distributions and Federal Income Tax Withholding" in the SAI for a more detailed discussion.

 ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

 IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if they are attributable to your pre-January 1, 1987 contributions under plans that permitted those


 Tax information

----------
   32
--------------------------------------------------------------------------------

 withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory Federal income tax withholding may also apply.

 PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 591/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other qualified plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 and (d) distributions you use to pay deductible medical expenses.

 WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly transferred to a qualified plan or IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible Rollover Distributions and Federal Income Tax Withholding" in the SAI. Under the ADA Master Retirement Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan or our prototype self-directed plan we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding Federal income tax upon distributions to you or your beneficiary.

 OTHER TAX CONSEQUENCES. Federal estate and gift taxes, state and local estate and inheritance taxes, and other tax consequences of participation in the Program, depend on the residence and the circumstances of each participant or beneficiary. For complete information on Federal, state, local and other tax considerations, you should consult a qualified tax advisor.


 Tax information

9
More information






----------------
  33
--------------------------------------------------------------------------------

 ABOUT PROGRAM CHANGES OR TERMINATIONS

 AMENDMENTS. The group annuity contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

 TERMINATION. We or the ADA Trustees may terminate the group annuity contract. If the contract is terminated, we will not accept any further contributions or perform any recordkeeping functions after the date of termination. We then would make arrangements with the ADA Trustees with respect to the assets held in the investment options that we provide, subject to the following:

o transfers and withdrawals from the Real Estate Fund would continue to be subject to the restrictions described in this prospectus and in the SAI;

o the ADA Trustees could transfer assets from the Money Market Guarantee Account in installments over a period of time not to exceed two years; however, during that time participants would be permitted to make transfers to funding vehicles provided by another financial institution (other than a money market fund or similar investment); and

o    amounts allocated to the GRAs would be held until maturity.

 If the ADA Trustees make arrangements with us, you may be able to continue to invest amounts in the investment options that we provide and elect payment of benefits through us.

 AGREEMENT WITH STATE STREET. We and State Street have entered into an Agreement with respect to various administrative, procedural, regulatory compliance and other matters relating to the availability of the Lifecycle Fund Group Trusts and Underlying State Street Funds in the ADA Program through the Lifecycle Funds. The Agreement does not contain an expiration date and is intended to continue in effect indefinitely. However, under the terms of the Agreement, we may terminate it upon three months prior written notice to State Street, and State Street may terminate it upon six months prior written notice to us. In the event of a termination of the Agreement, State Street has the right, upon four months' prior notice to us, to require the redemption of all units of the Lifecycle Fund Group Trusts held by the Lifecycle Funds. Should we receive notice of a required redemption, we will advise you promptly in order to allow you adequate time to transfer to one or more of the other Investment Options.


 IRS DISQUALIFICATION

 If your plan is found not to qualify under the Internal Revenue Code, we may:
 (1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.


 ABOUT THE SEPARATE ACCOUNTS

 Each investment fund is one of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our group annuity contracts with the ADA Trustees. The results of each separate account's operations are accounted for without regard to Equitable Life's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts.

 The separate accounts that we call the Equity Index Fund and Lifecycle Funds commenced operations on 1994 and 1995, respectively. Because of exclusionary provisions, none of the investment funds is subject to regulation under the Investment Company Act of 1940. The Equity Index Fund and Lifecycle Funds are used exclusively in the ADA Program.


 More information

----------
   34
--------------------------------------------------------------------------------

 ABOUT STATE STREET


 State Street, is one of the world's leading specialists in serving institutional investors, providing a full range of products and services. As of December 31, 2000, State Street was the largest manager of pension assets with $724.5 billion under management.


 State Street is subject to supervision and examination by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Massachusetts Commissioner of Banks. This, however, does not provide any protection against loss that may be experienced as a result of an investment in the Trusts. Further, State Street is required to comply with ERISA, to the extent applicable, in connection with the administration of the Program.

 TAX STATUS OF THE LIFECYCLE FUND GROUP TRUSTS AND UNDERLYING FUNDS. Each Trust is a tax-exempt group trust established pursuant to Revenue Ruling 81-100. As a tax-exempt group trust, each Trust is not subject to federal income tax unless the Trust generates unrelated business taxable income as defined in the Code ("UBTI"). It is the policy of State Street not to invest any portion of the assets of a Trust in a manner that will generate UBTI. If State Street determines, however, that a proposed investment cannot be structured to avoid UBTI and that the projected after-tax return on that investment is sufficient to justify the making of such investment, then State Street may elect to make that investment. In the unlikely event that any UBTI is incurred by a Trust, it is anticipated that any tax thereon would be reported and paid by the Trust as an expense of such Trust.



 UNDERWRITER

 AXA Advisors, Inc. (formerly EQ Financial Consultants, Inc.), an affiliate of Equitable Life, may be deemed to be the principal underwriter of separate account units under the group annuity contract. AXA Advisors is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. AXA Advisors' principal business address is 1290 Avenue of the Americas, New York, NY 10104. The offering of the units under the contract is continuous.

 No person currently serves as underwriter for the Lifecycle Fund Group Trusts or the Underlying State Street Funds.


 ABOUT LEGAL PROCEEDINGS


 Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

 State Street is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. None of the litigation now in progress is expected to affect any assets of the Equity Index Fund or the Lifecycle Funds or the Lifecycle Group Trusts or the Underlying State Street Funds in which the Lifecycle Trusts invest.


 ABOUT OUR INDEPENDENT ACCOUNTANTS


 The financial statements listed below and included in the SAI have been so included in reliance on the report of PricewaterhouseCoppers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting:

o The financial statements for Separate Account Nos. 195, 197 and 198 as of December 31, 2000 and for each of the two years in the period then ended.

o The financial statements for Equitable Life as of December 31, 2000 and 1999 and for each of the three years in the period the ended.




 More information

----------
  35
--------------------------------------------------------------------------------



o The following financial statements as of December 31, 2000 and for each of the two years in the period then ended:

o    State Street Bank and Trust Company Lifecycle Fund Group Trust-Conservative

o    State Street Bank and Trust Company Lifecycle Fund Group Trust-Moderate

o State Street Bank and Trust Company S&P 500 Flagship Fund and State Street Bank and Trust Company S&P 500 Flagship Non-Lending Fund

o State Street Bank and Trust Company Russell 2000 Index Securities Lending Fund and State Street Bank and Trust Company Russell 2000 Index Fund

o    State Street Bank and Trust Company Daily EAFE Securities Lending Fund

o State Street Bank and Trust Company Daily MSCI Europe Index Securities Lending Fund and State Street Bank and Trust Company Daily MSCI Europe Index Fund

o State Street Bank and Trust Company Daily MSCI Japan Index Securities Lending Fund and State Street Bank and Trust Company Daily MSCI Japan Index Fund

o State Street Bank and Trust Company Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund and State Street Bank and Trust Company Daily MSCI Pacific Basin ex-Japan Index Fund

o    State Street Bank and Trust Company Government Corporate Bond Fund

o    State Street Bank and Trust Company Short Term Investment Fund


 REPORTS WE PROVIDE AND AVAILABLE INFORMATION

 We send reports annually to employers showing the aggregate Account Balances of all participants and information necessary to complete annual IRS filings.


 As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's Website at http://www.sec.gov.



 ACCEPTANCE

 The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.


 More information

Appendix I: Selected financial data and condensed financial information





--------
 A-1
--------------------------------------------------------------------------------

SELECTED FINANCIAL DATA


LIFECYCLE FUND GROUP TRUSTS


The selected financial data below provides information with respect to investment income, expenses, and investment performance for each Lifecycle Fund Group Trust attributable to each unit outstanding for the period indicated. These selected per unit data and ratios for the years ended December 31, 2000 through 1996 have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent accountants, in their reports included in the SAI. The selected financial data should be read in conjunction with the full financial statements of the Lifecycle Fund Group Trusts, which appear in the SAI.





------------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------
                                                                           2000         1999       1998        1997         1996
                                                                     ------------- ---------- ----------- ------------ ---------
Lifecycle Fund Group Trust - Conservative
Net investment income (loss)*                                           $  0.15     $  0.10    $  0.09      $  0.06     $  0.05
Net realized and unrealized gain (loss)                                    0.39        0.81       1.41         1.28        0.65
Net increase (decrease)                                                    0.54        0.91       1.50         1.34        0.70
Net asset value
Beginning of period                                                       15.18       14.27      12.77        11.43       10.73
End of period                                                           $ 15.72     $ 15.18    $ 14.27      $ 12.77      $ 11.43
Total return **                                                           3.56%        6.38%     11.75%       11.72%       6.52%
Ratio of expenses to average net assets (b)                               0.32%        0.38%      0.43%        0.66%       0.81%
Ratio of net investment income (loss) to average net assets (a)           0.96%        0.66%      0.68%        0.46%       0.31%
Portfolio turnover                                                          71%          42%        77%          44%         54%
Net assets, end of period (000s)                                        $11,599     $12,797    $13,516     $  7,249     $ 4,534
Lifecycle Fund Group Trust - Moderate
Net investment income (loss)*                                           $  0.09     $  0.06    $  0.06      $  0.05     $  0.04
Net realized and unrealized gain (loss)                                   (0.43)       2.14       2.30         2.11        1.27
Net increase (decrease)                                                   (0.34)       2.20       2.36         2.16        1.31
Net asset value
Beginning of period                                                       19.16       16.96      14.60        12.44       11.13
End of period                                                             18.82       19.16      16.96      $ 14.60     $ 12.44
Total return**                                                            (1.78)%     12.97%     16.16%       17.36%      11.77%
Ratio of expenses to average net assets (b)                                 .18%       0.19%      0.19%        0.20%       0.20%
Ratio of net investment income (loss) to average net assets (a)(b)          .47%       0.34%      0.37%        0.37%       0.35%
Portfolio turnover                                                           51%         33%        46%          22%         18%
Net assets, end of period (000s)                                       $122,708    $132,764   $125,412     $108,435     $88,273
-----------------------------------------------------------------------------------------------------------------------------------



* Net investment income (loss) per unit has been calculated based upon an average of units outstanding.

** Total return calculation is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(a)  Ratio excludes income retained by the funds in which the Fund invests.


(b) The calculation includes only those expenses charged directly to the Fund, and does not include expenses charged to the funds in which the Fund invests.

Appendix I: Selected financial data and condensed financial information

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  A-2
--------------------------------------------------------------------------------

UNDERLYING STATE STREET FUNDS


The selected financial data below provides information with respect to investment income, expenses, and investment performance for each Underlying State Street Fund attributable to each Underlying State Street Fund unit outstanding for the periods indicated. These selected per unit data and ratios for the years ended December 31, 2000 through 1996 have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports included in the SAI. The selected financial data should be read in conjunction with the full financial statements of the Underlying State Street Funds, which appear in the SAI.





                                                           YEAR ENDED DECEMBER 31,
                                                    -------------------------------------
                                                         2000         1999        1998
                                                    ------------- ----------- -----------
S&P 500 Flagship Fund
Net investment income*                                $    2.90   $   2.99     $  2.77
Net realized and unrealized gain (loss)                  (25.33)     40.09       42.70
Distribution of securities lending fee income (a)         (0.03)     (0.01)      (0.01)
Net increase (decrease)                                  (22.46)     43.07       45.46
Net asset value
Beginning of year                                        247.79     204.72      159.26
End of year                                           $  225.33    $247.79     $204.72
Total return **                                           (9.05)%    21.04%      28.55%
Ratio of expenses to average net assets***                 0.00%      0.00%       0.00%
Ratio of net investment income to average net
  assets                                                   1.20%      1.35%       1.55%
Portfolio turnover                                           26%        13%         18%
Net assets, end of year (000,000s)                    $  64,361    $75,574     $ 49,893



                                                                    YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                        1997        1996        1995       1994       1993
                                                    ----------- ----------- ---------- ---------- ----------
S&P 500 Flagship Fund
Net investment income*                               $  2.64    $   2.48    $  2.24    $  1.90    $  1.81
Net realized and unrealized gain (loss)                37.22       19.86      24.26      (0.93)      4.55
Distribution of securities lending fee income (a)       0.00        0.00       0.00       0.00       (0.01)
Net increase (decrease)                                39.86       22.34      26.50       0.97       6.35
Net asset value
Beginning of year                                     119.40       97.06      70.56      69.59      63.24
End of year                                          $159.26    $ 119.40    $ 97.06    $ 70.56    $ 69.59
Total return **                                        33.38%      23.02%     37.56%      1.39%     10.06%
Ratio of expenses to average net assets***              0.00%       0.00%      0.00%      0.00%      0.00%
Ratio of net investment income to average net
  assets                                                1.86%       2.33%      2.66%      2.88%      2.68%
Portfolio turnover                                        18%         27%        10%        12%        22%
Net assets, end of year (000,000s)                   $36,664    $ 20,916    $15,135    $ 8,258    $ 5,753



* Net investment income has been calculated based on an average of month-end units outstanding.



** Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of each year and assumes reinvestment of distributions. The calculation includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


*** Zero amount represents that which is less than .005%.


(a) Zero amount represents that which is less than $.005 per unit or (0.005) if negative.


Appendix I: Selected financial data and condensed financial information

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 A-3
--------------------------------------------------------------------------------



                                                                YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------
                                                            2000            1999           1998
Russell 2000 Index Securities Lending
  Fund
Net investment income*                                 $       0.44     $     0.39     $     0.38
Distribution of securities lending fee income                 (0.02)         (0.02)         (0.02)
Net realized and unrealized gain (loss)                       (1.28)          4.34          (1.06)
Net increase (decrease)                                       (0.86)          4.71          (0.70)
Net asset value
Beginning of period                                           27.78          23.07          23.77
End of period                                          $      26.92     $    27.78     $    23.07
Total return%**                                               (3.01)         20.50          (2.88)
Ratio of expenses to average net assets
  (%)(c)                                                       0.03           0.03           0.04
Ratio of net investment income to average
  net assets (%)(c)                                            1.57           1.61           1.61
Portfolio turnover (%)                                           76             51             57
Net assets, end of year (000s)                         $  1,817,667     $1,903,731     $1,255,838




                                                                                                              PERIOD
                                                                                                               ENDED
                                                                                                             DECEMBER
                                                                    YEAR ENDED DECEMBER 31,                      31,
                                                     -----------------------------------------------------   --------
                                                           1997          1996         1995         1994         1993
Russell 2000 Index Securities Lending
  Fund
Net investment income*                                 $     0.36     $   0.32     $   0.03     $   0.21     $   0.17
Distribution of securities lending fee income               (0.02)       (0.01)       (0.01)       (0.01)        0.00
Net realized and unrealized gain (loss)                      4.19         2.45         3.61        (0.46)        1.83
Net increase (decrease)                                      4.53         2.76         3.63        (0.26)        2.00
Net asset value
Beginning of period                                         19.24        16.48        12.85        13.11        11.11
End of period                                          $    23.77     $  19.24     $  16.48     $  12.85     $  13.11
Total return%**                                             23.66        16.81        28.33        (1.98)       18.00
Ratio of expenses to average net assets
  (%)(c)                                                     0.06         0.06         0.10         0.07         0.09
Ratio of net investment income to average
  net assets (%)(c)                                          1.63         1.80         1.80         1.61         1.37
Portfolio turnover (%)                                        105          131          103           48           35
Net assets, end of year (000s)                         $1,174,146     $951,405     $536,849     $372,107     $451,119




* Net investment income per unit has been calculated based upon an average month-end of units outstanding.

** Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and the end of the period and assumes reinvestment of distributions. The calculation includes only those expenses charged directly to the Russell 2000 Index Securities Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


(c) 1996 ratios reflect net investment income and expenses attributable to the Russell 2000 Fund from its ownership of other collective investment funds.




                                                                           YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------------
                                                     2000        1999         1998         1997         1996         1995
Daily EAFE Fund
Net investment income (loss)*                     $  (0.00)   $   0.00     $   0.21     $   0.19     $   0.19     $   0.16
Net realized and unrealized gain (loss)              (1.93)       2.87         1.57        (0.07)        0.29         0.66
Net increase (decrease)                              (1.93)       2.87         1.78         0.12         0.48         0.82
Net asset value
Beginning of period                                  13.19       10.32         8.54         8.42         7.94         7.12
End of period                                     $  11.26    $  13.19     $  10.32     $   8.54     $   8.42     $   7.94
Total return(%)                                     (14.63)      27.83        20.84         1.43         6.07        11.56
Ratio of expenses to average net assets (%)(b)        0.00        0.00         0.11         0.11         0.19         0.20
Ratio of net investment income to average net
  assets (%)(b)                                       0.00        0.00         2.13         2.17         2.31         2.21
Portfolio turnover (%)                                 103          47          109            9            5            9
Net assets, end of year (000s)                     543,294    $515,570     $490,295     $277,080     $318,204     $154,010



* Net investment income per unit has been calculated based upon an average month-end of units outstanding.

** Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in net asset value per unit between the beginning and end of each year. The calculation includes only those expenses charged directly to the Daily EAFE Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(a) Zero amount represents that which is less than $0.005 per unit or $(0.005) if negative.

(b)   Zero amount represents that which is less than 0.005%


Appendix I: Selected financial data and condensed financial information

-----
  A-4
--------------------------------------------------------------------------------



                                                                                 YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------------------------
                                                    2000          1999           1998         1997           1996           1995
Government Corporate Bond Fund
Net investment income*                           $   0.94     $     0.86     $     0.80   $     0.83     $     0.78     $     0.70
Net realized and unrealized gain (loss)              0.61          (1.12)          0.38         0.32          (0.42)          1.17
Net increase (decrease)                              1.55          (0.26)          1.18         1.15           0.36           1.87
Net asset value
Beginning of year                                   13.92          14.18          13.00        11.85          11.49           9.62
End of year                                      $  15.47     $    13.92     $    14.18   $    13.00     $    11.85     $    11.49
Total return (%)**                                  11.14          (1.83)          9.09         9.70           3.13          19.44
Ratio of expenses to average net assets (%)          0.02           0.01           0.01         0.01           0.01           0.01
Ratio of net investment income to average net
  assets (%)                                         6.50           6.17           5.89         6.73           6.82           6.53
Portfolio turnover (%)                                734            824            478          294            299            611
Net assets, end of year (000s)                   $537,577     $4,807,644     $4,643,861   $4,273,490     $3,060,002     $1,991,393



* Net investment income per unit has been calculated based on an average month-end of units outstanding.


** Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year. The calculation includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


                                                                          Year Ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2000          1999          1998          1997            1996            1995
Short-Term Investment Fund
Net investment income                         $    0.0643   $    0.0522   $    0.0551   $    0.0563     $    0.0548     $    0.0604
Net realized gain (loss)*                          0.0000        0.0000        0.0000        0.0000          0.0000          0.0000
Net change in net assets resulting from
  operations                                  $    0.0643   $    0.0522   $    0.0551   $    0.0563     $    0.0548     $    0.0604
Distributions from net investment income      $    0.0643   $    0.0522   $    0.0551   $    0.0563     $    0.0548     $    0.0604
Total return (%)**                                   6.63          5.35          5.65          5.77            5.62            6.21
Ratio of expenses to average net assets
  (%)***                                             0.00          0.00          0.00          0.00            0.00            0.00
Ratio of net investment income to average net
  assets (%)                                         6.43          5.22          5.51          5.63            5.48            6.04
Net assets, end of year (000s)                $27,527,486   $22,958,561   $20,508,724   $18,563,057     $13,762,940     $12,393,148



*     Zero amounts represent those which are less than $.00005 per unit.

** Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year. The calculation includes only those expenses charged directly to the Fund. This result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts

***   Rounds to less than .005%


Appendix I: Selected financial data and condensed financial information

-----
 A-5
--------------------------------------------------------------------------------

EQUITY INDEX FUND AND LIFECYCLE FUND -
CONSERVATIVE AND LIFECYCLE FUND -
MODERATE: SEPARATE ACCOUNT
NOS. 195, 197 AND 198

Unit values and number of units outstanding for these Funds are shown below.





                                                                                                                          INCEPTION
                                                            FOR THE YEARS ENDING DECEMBER 31,                               DATE
------------------------------------------------------------------------------------------------------------------------------------
                                1993    1994        1995        1996        1997        1998        1999        2000
Equity Index Fund                                                                                                       2/1/94
 Unit Value                       -    $ 9.71     $ 13.12     $ 15.91     $ 20.95     $ 26.65     $ 31.94     $ 28.74
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding      -       515       1,483       2,100       3,713       4,890       6,399       5,746
  (000's)
Lifecycle Fund - Conservative                                                                                           5/1/95
 Unit Value                       -        -      $ 10.59     $ 11.04     $ 12.13     $ 13.37     $ 14.06     $ 14.38
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding      -        -          281         409         596       1,009         906         804
  (000's)
Lifecycle Fund - Moderate                                                                                               5/1/95
 Unit Value                       -        -      $ 11.01     $ 12.18     $ 14.14     $ 16.28     $ 18.23     $ 17.74
------------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding      -        -        6,924       7,241       7,657       7,691       7,262       6,906
  (000's)
------------------------------------------------------------------------------------------------------------------------------------



Appendix I: Selected financial data and condensed financial information

Table of contents of
statement of additional information


----------------
 S-1
--------------------------------------------------------------------------------

 TABLE OF CONTENTS




                                                         PAGE
 Funding of the Program                                SAI-2
 Your Responsibilities as Employer                     SAI-2
 Procedures for Withdrawals, Distributions
  and Transfers                                        SAI-3
 Types of Benefits                                     SAI-5
 Provisions of the Master Plan                         SAI-7
 Additional Investment Policies and Techniques -
  The Underlying State Street Funds                    SAI-11
 Investment Restrictions Applicable to the Funds       SAI-15
 How We Determine the Unit Value for the Funds         SAI-16
 How We Value the Assets of the Funds                  SAI-16
 How State Street Values the Assets of the
  Underlying State Street Funds                        SAI-17
 Transactions by the Underlying State Street Funds     SAI-18
 Investment Management Fee                             SAI-19
 Underwriter                                           SAI-19
 Management: Equitable Life                            SAI-20
 Management: State Street                              SAI-23
 Financial Statements                                  SAI-25

 CLIP AND MAIL TO US TO RECEIVE A
 STATEMENT OF ADDITIONAL INFORMATION

 To: The Equitable Life Assurance Society
        of the United States
     Box 2486 G.P.O.
     New York, NY 10116


 Please send me a copy of the Statement of Additional Information for the American Dental Association Members Retirement Program Prospectus dated May 1, 2001 (State Street).



   -----------------------------------------------------------------------------
     Name


   -----------------------------------------------------------------------------
     Address


   -----------------------------------------------------------------------------


 Copyright 2001 by The Equitable Life Assurance Society of the United States. All rights reserved.



Table of contents of statement of additional information

About Equitable Life



----------------

--------------------------------------------------------------------------------

 The Equitable Life Assurance Society of the United States ("Equitable Life") is the issuer of the group annuity contract that funds the Program. Equitable Life also makes forms of plans and trusts available, and offers recordkeeping and participant services to facilitate the operation of the Program.


 Equitable Life is a New York stock life insurance corporation and has been doing business since 1859. We are a wholly-owned subsidiary of AXA Financial, Inc. (previously The Equitable Life Companies, Incorporated). The sole shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life's related companies, however, have any legal responsibility to pay amounts that Equitable Life owes under the contract.

 Equitable Life manages over $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

----------------

--------------------------------------------------------------------------------

 HOW TO REACH US.



 You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


 You can reach us as indicated below to obtain:

 o Copies of any plans, trusts, participation agreements, enrollment or other forms used in the Program.

 o  Unit values and other account information under your plan.

 o Any other information or materials that we provide in connection with the Program.


 INFORMATION ON JOINING THE PROGRAM


 BY PHONE:
--------------------------------------------------------------------
 1-800-523-1125
 (Retirement Program Specialists available weekdays
 9am to 5pm Eastern Time)
--------------------------------------------------------------------
 BY REGULAR MAIL:
--------------------------------------------------------------------
 The ADA Members Retirement Program
 c/o Equitable Life, Box 2011
 Secaucus, NJ 07096
--------------------------------------------------------------------
 BY REGISTERED, CERTIFIED,
 OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------
 The ADA Members Retirement Program
 c/o Equitable Life
 200 Plaza Drive, Second Floor
 Secaucus, NJ 07094
--------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------
The ADA Members Retirement Program Website www.equitable.com/ada, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an email feature that can be accessed by clicking on either "Contact Us" or "Send E-Mail to the Equitable."


 INFORMATION ONCE YOU JOIN THE PROGRAM

 BY PHONE:
------------------------------------------------------------
 1-800-223-5790 in the US or 1-800-223-5790-0 from France, United
 Kingdom, Italy, Switzerland, and Korea (Account Executives
 available weekdays 9am to 5pm Eastern Time)





 TOLL-FREE AIM SYSTEM FOR AMOUNTS IN THE TRUST:
----------------------------------------------------------------------
 By calling 1-800-223-5790 or 1-800-223-5790-0 you may, with your assigned personal security code, use our Automated
 Investment Management ("AIMS") System to:

o    Transfer assets between investment options and obtain account information.

o Change the allocation of future contributions and maturing guaranteed options.

o Hear investment performance information, including investment fund unit values and current guaranteed option interest rates.

  AIMS operates 24 hours a day. You may speak with our Account
  Executives during regular business hours about any matters covered by the AIM System.



 BY INTERNET FOR AMOUNTS IN THE TRUST:
----------------------------------------------------------------------
 By logging on to www.equitable.com/ada, Client Services you may, with your social security number and your assigned personal security code, use the Internet to access certain retirement account information such as:
 o Investment performance current and historical, including
   investment fund unit values, and current guaranteed option interest rates.
 o Transfer between investment options and obtain account
   balance information
 o Change the allocation of future contributions and maturing guaranteed options
----------------------------------------------------------------------
 BY REGULAR MAIL:
----------------------------------------------------------------------
 (correspondence): The ADA Members
  Retirement Program
  Box 2486 G.P.O.
  New York, NY 10116
----------------------------------------------------------------------
 FOR CONTRIBUTION CHECKS ONLY:
----------------------------------------------------------------------
 The Association Members
 Retirement Program
 P.O. Box 1599
 Newark, NJ 07101-9764
----------------------
 FOR REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
----------------------------------------------------------------------
 The ADA Members
 Retirement Program
 c/o Equitable Life
 200 Plaza Drive, 2B-55
 Secaucus, NJ 07094
----------------------------------------------------------------------
 BY E-MAIL:
----------------------------------------------------------------------
 We welcome your comments and questions regarding the ADA
 Retirement Program. If you have a comment or suggestion about the ADA Website we would appreciate hearing from you. Go to
 equitable.com/ada, Client Services and click on "Contact Us" or click on "email the ADA Members Retirement Program."



 No person is authorized by The Equitable Life Assurance Society of the United States to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by Equitable Life. You should not rely on any other information or representation.

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

MAY 1, 2001


                          AMERICAN DENTAL ASSOCIATION
                           MEMBERS RETIREMENT PROGRAM
                                (STATE STREET)
--------------------------------------------------------------------------------
This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with the prospectus dated May 1, 2001 for the American Dental Association Members Retirement Program describing the
EQUITY INDEX FUND AND THE LIFECYCLE FUND-CONSERVATIVE AND THE LIFECYCLE FUND-MODERATE.

A copy of the prospectus to which this SAI relates is available at no charge by writing to the ADA Members Retirement Program at Box 2486 G.P.O., New York, New York 10116 or by calling our toll-free telephone number 1-800-223-5790 in the U.S., or 1-800-223-5790-0 from France, Israel, Italy, Republic of Korea, Switzerland, United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

     Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2001 to which this SAI relates.

                              CONTENTS OF THIS SAI



                                                       PAGE IN SAI
                                                      ------------
The Program .........................................     SAI-2
  Funding of the Program ............................     SAI-2
  Your Responsibilities as Employer .................     SAI-2
  Procedures for Withdrawals, Distributions and
     Transfers ......................................     SAI-3
     Pre-Retirement Withdrawals .....................     SAI-3
     Benefit Distributions ..........................     SAI-3
     Eligible Rollover Distributions and Federal
       Income Tax Withholding .......................     SAI-4
  Types of Benefits .................................     SAI-4
  Provisions of the Master Plan .....................     SAI-6
     Plan Eligibility Requirements ..................     SAI-6
     Contributions to Qualified Plans ...............     SAI-7
     Contributions to the Master Plan ...............     SAI-7
     Allocation of Contributions ....................     SAI-9
     The Master Plan and Section 404(c) of
       ERISA ........................................     SAI-9


                                                       PAGE IN SAI
                                                      ------------
     Vesting ........................................     SAI-9
Additional Investment Policies and Techniques --
  The Underlying State Street Funds .................     SAI-10
Investment Restrictions Applicable to the Funds .....     SAI-13
How We Determine Unit Value for the Funds ...........     SAI-14
How We Value the Assets of the Funds ................     SAI-15
How State Street Values the Assets of the
  Underlying State Street Funds .....................     SAI-15
Transactions by The Underlying State Street
  Funds .............................................     SAI-16
Investment Management Fee ...........................     SAI-17
Underwriter .........................................     SAI-17
Management: Equitable Life ..........................     SAI-18
Management: State Street ............................     SAI-21
Financial Statements ................................     SAI-23

----------
Copyright 2001 by The Equitable Life Assurance Society of The United States, 1290 Avenue of the Americas, New York, N.Y. 10104. All rights reserved.

--------------------------------------------------------------------------------

THE PROGRAM

The Program consists of the Master Plan, Self-Directed Prototype Plan and Investment Only plans made available to members of the American Dental Association and their eligible employees. The following information regarding the Program is provided solely to provide a more complete understanding of how the investment funds available under Equitable Life's group annuity contract operate within the Program. In addition to issuing the group annuity contract under which the investment funds are available, we also provide administrative support, recordkeeping and marketing services in connection with the Program. We provide these services pursuant to a administrative services agreement between the ADA Trustees and Equitable Life. This agreement would normally terminate when the group annuity contract with Equitable Life terminates.


FUNDING OF THE PROGRAM


The Program is primarily funded through a group annuity contract issued to the ADA Trustees by Equitable Life. The contract governs the Investment Funds that are provided by Equitable Life under the Program. The ADA Trustees hold all contracts for the benefit of employers and participants in the Program.


The ADA Trustees and Equitable Life also have an administrative services agreement for administrative support, recordkeeping and marketing services provided by Equitable Life. This agreement would normally terminate when the group annuity contract with Equitable Life terminates.


YOUR RESPONSIBILITIES AS EMPLOYER


If you adopt the Master Plan, you as the employer and plan administrator will have certain responsibilities, including:

     o sending us your contributions at the proper time and in the proper format (including contribution type and fiscal year);

     o maintaining all personnel records necessary for administering your plan;

     o    determining who is eligible to receive benefits;

     o    forwarding to us all the forms your employees are required to submit;

     o distributing summary plan descriptions and participant annual reports to your employees and former employees;

     o distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

     o filing an annual information return for your plan with the Internal Revenue Service, if required;

     o providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

     o determining the amount of all contributions for each participant in the plan;

     o    forwarding salary deferral and post-tax employee contributions to us;

     o selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

     o providing us with written instructions for allocating amounts in the plan's forfeiture account.


If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only. If you adopt our self-directed prototype plan, you will be completely responsible for administering the plan and complying with all of the reporting and disclosure requirements applicable to qualified plans, with the assistance of the recordkeeper of your choice.


                                     SAI-2

--------------------------------------------------------------------------------

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-223-5790 or write to us at Box 2486 G.P.O., New York, New York 10116.


PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS


PRE-RETIREMENT WITHDRAWALS. Under the Master Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to separation from service. However, if the Master Plan is maintained as a profit sharing plan, you may request distribution of benefits after you reach age 59 1/2 even if you are still working. If the Master Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw your own 401(k) contributions only if you can demonstrate financial hardship within the meaning of applicable income tax regulations. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except salary deferral amounts if there is a successor plan).


You may withdraw all or part of your account balance under the Master Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your account balance attributable to post-tax employee contributions). See "Tax Information" in the prospectus.


We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.


Under the self-directed prototype plan you may receive a distribution upon attaining normal retirement age as specified in the plan, or upon separation from service. If your employer maintains the self-directed prototype plan as a profit sharing plan, an earlier distribution of funds that have accumulated after two years is available if you incur a financial hardship, as defined in the plan.


In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal Consent Requirement" below.


Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.


Transfers and withdrawals from the Equity Index Fund may be delayed if there is any delay in redemption of shares of the SSgA S&P 500 Index Fund. We generally do not expect any such delays.


Transfers and withdrawals from the Lifecycle Funds-Conservative and Moderate may be delayed if there is any delay in redemption of units of the Lifecycle Fund Group Trusts. We generally do not expect any such delays.


BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the Master Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Benefit payments will be made according to the provisions of your plan.


Under an individually designed plan and our self-directed prototype plan, your employer must send us a Request for Disbursement Form. We will send single sum payments to your plan's trustee as of the close of business on the day we receive a properly completed form. If you wish to receive annuity payments,


                                     SAI-3

--------------------------------------------------------------------------------

your plan's trustee may purchase a variable annuity contract from us. Fixed annuities are available from insurance companies selected by the Trustees. See "Types of Benefits." We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.


Transfers and withdrawals from the Equity Index Fund may be delayed if there is any delay in redemption of shares of the SSgA S&P 500 Index Fund. We generally do not expect any such delays.


Transfers and withdrawals from the Lifecycle Funds-Conservative and Moderate may be delayed if there is any delay in redemption of units of the Lifecycle Fund Group Trusts. We generally do not expect any such delays.


Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you buy a fixed annuity, your check will come from the insurance company you selected. If you are withdrawing more than $50,000 and you would like expedited delivery at your expense, you may request it on your Election of Benefits form.


If a participant in the Master Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survive, the participant's vested benefit will be paid to the participant's estate. If a participant in our prototype self-directed plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) grandchildren, (c) parents, (d) brothers and sisters and (e) nephews and nieces. If none of them survive, the participant's vested benefit will be paid to the participant's estate.


ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING. All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan or traditional individual retirement arrangement (IRA). An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or
(2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

     o hardship withdrawals of salary deferred contributions from 401(k) plans;

     o    certain corrective distributions under Code Section 401(k) plans;

     o    loans that are treated as distributions; and

     o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.


If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.


If a distribution is not an "eligible rollover distribution", we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.


TYPES OF BENEFITS


Under the Master Plan, and under most self-directed prototype plans, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an


                                     SAI-4
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individually designed plan or a self-directed prototype profit sharing plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan.


QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal Consent Requirements" below.


LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a lump sum payment of only part of your balance, it must be at least $1,000. If your vested benefit is $5,000 or less, you will receive a lump sum payment of the entire amount.


PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate, other than the Real Estate Fund; each payment will be drawn pro rata from all the investment options you have selected. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. Except in the case of participant accounts transferred from defined contribution plans, we do not offer installments for benefits under the individually designed plans or our self-directed prototype plan. For special conditions applying to installment payments involving the Real Estate Fund and the Guaranteed Rate Accounts, please refer to the prospectus and SAI for these options.


LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.


LIFE ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.


JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.


JOINT AND SURVIVOR ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.


CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.



FIXED AND VARIABLE ANNUITY CHOICES


Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life


                                     SAI-5
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Annuity, Life Annuity--Period Certain, Joint and Survivor Annuity and Joint and
Survivor Annuity--
Period Certain, you may select either fixed or variable payments. All forms of variable annuity benefits under the Program will be provided by us. The payments under variable annuity options reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.


Fixed annuities will be issued by insurance companies selected by the ADA Trustees from time to time. We do not currently offer fixed annuities under the Program. Upon your request, the companies selected by the Trustees will provide annuity benefit information. We have no further responsibility for the amount used to purchase a fixed annuity once it has been sent to the insurance company you select. The cost of a fixed annuity is determined by each issuing insurance company. Your Account Executive has more details regarding the insurance companies currently providing annuity benefits under the Program.


SPOUSAL CONSENT REQUIREMENTS


Under the Master Plan and the self-directed prototype plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to your reaching age 35, your spouse must consent to the designation and, upon your reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.


If you change your mind, you may revoke your election and elect a qualified Joint Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.


It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain self-directed prototype profit sharing plans that do not offer life annuity benefits.


PROVISIONS OF THE MASTER PLAN


PLAN ELIGIBILITY REQUIREMENTS. Under the Master Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligibility service may be required for a 401(k) arrangement.


The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer's election, provided such exclusion does not cause the plan to discriminate in favor of "highly compensated" employees (defined below). The Master Plan provides that a partner or shareholder may, upon commencement of employment or upon first becoming eligible to participate in any qualified plan of the employer, make a one-time irrevocable election not to participate in the plan or to make a reduced contribution. This election applies to all plans of the employer, now and in the future, and should be discussed with your tax advisor.


                                     SAI-6
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CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.


The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its Federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferrals (or post-tax employee contribution) amounts under a 401(k) plan as soon as possible after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.


If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.


CONTRIBUTIONS TO THE MASTER PLAN. The employer makes annual contributions to its plan based on the plan's provisions.


An employer that adopts the Master Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan, including all participants' salary deferrals under a 401(k) arrangement, may not exceed 15% of all participants' taxable compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.


A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).



For 2001, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $85,000 from the practice in 2000. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $10,500 for 2001, reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2001 is $6,500.



Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions or equal to up to 3% of compensation and (b) 50% of salary deferral contributions that exceed 3% but are less than 5% of compensation or a 2% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions.


If the employer adopts the Master Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.



Under any type of plan, an employer must disregard compensation in excess of $170,000 in 2001 in making contributions. An employer may integrate contributions with Social Security. This means that contribu-



                                     SAI-7

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tions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.



Contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2001, "key employee" means (a) an owner of one of the ten largest (but more than 1/2%) interests in the practice with earnings of more than $35,000, or (b) an officer of the practice with earnings of more than $70,000 or (c) an owner of more than 5% of the practice, or (d) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (b), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.



Certain plans may also permit participants to make post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.



Contributions (including forfeiture amounts) for each participant may not exceed the lesser of (a) $35,000 and (b) 25% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.



Each participant's account balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the investment options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions SIMPLE employer, safe harbor non-elective, safe harbor matching and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his account balance attributable to employer contributions and employer matching contributions.


The participant will receive an individual confirmation of each transaction (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant's account balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.


Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount each participant deferred, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the SIMPLE 401(k) model amendment to the Master Plan to avoid non-discrimination tests.


Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the salary deferral amount up to 3% of compensation. The non-elective


                                     SAI-8

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contribution is 2% of compensation, the employer must make it for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.


Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare tax and FUTA (unemployment) taxes. They may also be subject to state income tax.


ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling the AIM System or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions employer matching contributions SIMPLE employer, safe harbor non-elective and safe harbor matching contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee contributions and 401(k) salary deferral contributions. IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT. You may, of course, transfer to another investment option at any time.



THE MASTER PLAN AND SECTION 404(c) OF ERISA. The Master Plan is a participant directed individual account plan designed to comply with the requirements of
Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.


Section 404(c) plans must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the ADA Program provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.


VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Master Plan. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belong to the participant, and is nonforfeitable at all times.


A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Master Plan unless the employer elects a lower age on its adoption agreement.


                                     SAI-9

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Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:




              SCHEDULE A     SCHEDULE B     SCHEDULE C

 YEARS OF       VESTED         VESTED         VESTED
  SERVICE     PERCENTAGE     PERCENTAGE     PERCENTAGE
----------   ------------   ------------   -----------
     1             0%             0%             0%
     2           100             20              0
     3           100             40            100
     4           100             60            100
     5           100             80            100
     6           100            100            100

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule A or one at least as favorable to participants.


All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.


ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES -- THE UNDERLYING STATE STREET
FUNDS



The following discussion supplements the discussion of the investment policies and techniques of the Underlying State Street Funds for the Lifecycle Fund Group Trusts included under the section entitled Investment Options in the prospectus. Also discussed hereunder are the investment restrictions applicable to investments made by such Underlying State Street Funds. As a general matter, you should note that the S&P 500 Flagship Fund, the Russell 2000 Index Securities Lending Fund, and the Daily EAFE Fund are index funds and, therefore, not "actively" managed like other collective investment funds. Each of these Underlying State Street Funds utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures. See the section of the prospectus entitled Investment Options-Risks and Investment Techniques for further discussion of this method of management. Therefore, some of the policies and investment techniques discussed below may not be engaged in to the same extent as if the Underlying State Street Funds were actively managed.



U.S. GOVERNMENT SECURITIES. The Underlying State Street Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported in one of the following ways: (a) by the full faith and credit of the U.S. Treasury; (b) by the right of the issuer to borrow from the Treasury; (c) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; or (d) only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. Certain of the Underlying State Street Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, if State Street determines that the obligations


                                     SAI-10
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are of comparable quality to the other obligations in which such Underlying
State Street Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. The percentage of such Underlying State Street Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


BANK OBLIGATIONS. The Underlying State Street Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such Underlying State Street Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. These risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.


Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by such Underlying State Street Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.


Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.


COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. The Underlying State Street Funds may invest in commercial paper. Commercial paper is short-term, unsecured promissory notes issued to finance short-term credit needs. Any commercial paper in which such Underlying State Street Fund invests will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investor Service ("Moody's"), A-1 by S&P, or any equivalent rating by any other nationally recognized statistical rating organization, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA-by S&P, or any equivalent rating by any other nationally recognized statistical rating organization, or (c) if unrated, determined by State Street to be of comparable quality to those rated obligations which may be purchased by such Underlying State Street Fund.


REPURCHASE AGREEMENTS. The Underlying State Street Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition of an underlying debt instrument, subject to an obligation of the seller to repurchase, and to resell, the instrument at a fixed price usually not more than one week after its purchase. An Underlying State Street Fund may incur certain costs in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by an Underlying State Street Fund may be delayed or limited. Each Underlying State Street Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


FLOATING AND VARIABLE RATE OBLIGATIONS. An Underlying State Street Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess


                                     SAI-11
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of 13 months. Generally, the lender may demand repayment, and the borrower has a right to repay the loan prior to maturity. The interest rate generally fluctuates based on a published rate such as a bank's prime rate. Because these obligations are direct lending arrangements between the lender and borrower, the Underlying State Street Funds do not contemplate that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Underlying State Street Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.


AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS. An Underlying State Street Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.


FUTURES CONTRACTS. To the extent permitted by applicable regulations, an Underlying State Street Fund is permitted to use financial futures as a substitute for a comparable market position in the underlying securities.


An Underlying State Street Fund may trade futures contracts in U.S. domestic markets or, to the extent permitted under applicable law, on exchanges located outside the United States.


A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. With respect to stock indexes that are permitted investments, each Underlying State Street Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price, with consideration also given to liquidity.


Initially, when purchasing or selling futures contracts, an Underlying State Street Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount, which is returned to the Fund upon termination. This amount is subject to change. Subsequent payments to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates.


Although an Underlying State Street Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Underlying State Street Fund to substantial losses.


INTEREST RATE AND EQUITY INDEX SWAPS. An Underlying State Street Fund may enter into interest rate and index swaps. Interest-rate swaps are contracts in which one party agrees to pay interest at a floating rate for a specified period of time, while the counterparty agrees to pay interest at a fixed rate for the same period. Index swaps involve the exchange by an Underlying State Street Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually include dividends.


Each Underlying State Street Fund will enter into swap transactions only if:
(i) for transactions with maturities under one year, the counterparty has outstanding short-term paper rated at least A-1 by S&P,


                                     SAI-12

--------------------------------------------------------------------------------

Prime-1 by Moody's, or any equivalent rating by any other nationally recognized statistical rating organization, or (ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, or any equivalent rating by any other nationally recognized statistical rating organization, or (iii) if unrated, State Street deems the counterparty's creditworthiness to be of equivalent quality.


There is no limit on the amount of swap transactions that an Underlying State Street Fund may enter into. The risk of loss with respect to swaps is generally limited to the net amount of payments that the Underlying State Street Fund is contractually obligated to make. If the other party to a swap defaults, the Underlying State Street Fund's risk of loss consists of the net amount of payments that the Underlying State Street Fund contractually is entitled to receive.


FOREIGN CURRENCY TRANSACTIONS. An Underlying State Street Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers.


LENDING PORTFOLIO SECURITIES. An Underlying State Street Fund may lend securities to brokers, dealers and other financial institutions. The Underlying State Street Fund will receive collateral of at least 100% cash, letters of credit or U.S. government securities. The Underlying State Street Fund can increase its income through the investment of the collateral as well as the interest receivable on the loan. An Underlying State Street Fund might experience a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement.


RATINGS. The ratings of Moody's, S&P, or any other nationally recognized statistical rating organizations represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Each Underlying State Street Fund will rely on State Street's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


INVESTMENT RESTRICTIONS APPLICABLE TO THE FUNDS


EQUITY INDEX FUND. The Equity Index Fund will operate as discussed under Investment Options--Equity Index Fund in the prospectus, and will be subject to the investment policies and limitations described there. The prospectus for the SSgA S&P 500 Index Fund describes the investment objective, policies and limitations applicable to the SSgA S&P 500 Index Fund. A free copy of the SSgA S&P 500 Index Fund prospectus may be obtained by calling an Equitable Life Account Executive.


LIFECYCLE FUNDS. The Lifecycle Funds will operate as discussed under Investment Options-Lifecycle Funds-The Lifecycle Fund Group Trusts-Conservative and Moderate in the prospectus, and will be subject to the investment policies and limitations described therein.


LIFECYCLE FUND GROUP TRUSTS. The Lifecycle Fund Group Trusts will operate as discussed in Investment Options-The Lifecycle Fund Group Trusts-Conservative and Moderate in the prospectus, and will be subject to the investment policies and limitations described therein.


UNDERLYING STATE STREET FUNDS: COMMON INVESTMENT RESTRICTIONS. In addition to the limitations discussed above under Additional Investment Policies and Techniques and in the prospectus under Investment Options, each Underlying State Street Fund will not:


                                     SAI-13

--------------------------------------------------------------------------------

     (1) Invest in securities for the purpose of obtaining control of management.


     (2) Engage in business of underwriting securities issued by others, except that an Underlying State Street Fund will not be deemed to be an underwriter or to be engaged in underwriting by virtue of having purchased securities subject to legal or contractual restrictions on disposition.


     (3) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. An Underlying State Street Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts or related options.


     (4) Purchase or sell real estate or real estate mortgage loans, except that an Underlying State Street Fund may invest in securities secured by real estate or interests in real estate, or securities issued by companies which invest in real estate or interests in real estate.


     (5) Pledge, mortgage or hypothecate its assets, except to the extent necessary to (a) secure any permitted borrowings, (b) engage in transactions that involve the purchase of securities on a when-issued or forward commitment basis, (c) deposit assets in escrow in connection with writing covered put and call options, and (d) deposit assets as initial or variation margin or collateral in connection with transactions in options, forward contracts, futures contracts (including those relating to indices), and options on futures contracts or indices.


     (6) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), except to the extent necessary to comply with the industry weightings of a particular index in accordance with such Underlying State Street Fund's investment objective and policies. For purposes of this restriction, the concentration limit may be exceeded as a result of changes in the market value of portfolio securities in which an Underlying State Street Fund invests. This limit, however, may not be exceeded as a result of investments made by an Underlying State Street Fund.


     (7) Purchase or sell commodities or commodity futures contracts, except that an Underlying State Street Fund may enter into futures contracts to the extent provided in such Underlying State Street Fund's Declaration of Trust and as discussed under Additional Investment Policies and Techniques above and under Investment Options in the prospectus.


While State Street is not required to observe the foregoing restrictions (except where otherwise required by law or governmental regulation), it currently does not intend to change any of these restrictions.


HOW WE DETERMINE UNIT VALUE FOR THE FUNDS

     We determine the Unit Value for the Equity Index Fund and each of the Lifecycle Funds at the end of each business day. The Unit Value for each of these Funds is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund Unit Value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day. We calculate the net investment factor as follows:

     o First, we take the value of the Fund's assets at the close of business on the preceding business day.

     o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

     o Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.


                                     SAI-14

--------------------------------------------------------------------------------

     o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.


The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:


(a) is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month and;


(b) is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.


HOW WE VALUE THE ASSETS OF THE FUNDS


The Equity Index Fund will invest all of its assets in the SSgA S&P 500 Index Fund. The Equity Index Fund's investments in the SSgA S&P 500 Index Fund will be valued at the underlying mutual fund's net asset value per share. The asset value of the SSgA S&P 500 Index Fund is computed on a daily basis by the SSgA S&P 500 Index Fund. See the prospectus of the SSgA S&P 500 Index Fund for information on valuation methodology.


The Lifecycle Funds-Conservative and Moderate will invest all of their assets in the Lifecycle Fund Group Trusts-Conservative and Moderate, respectively. The Lifecycle Trusts, in turn, will invest all of their assets in the Underlying State Street Funds. The investments made by each of the Lifecycle Funds in units of the corresponding Lifecycle Fund Group Trust will be valued at the net asset value of the units of such Lifecycle Fund Group Trust.


The units of each of the Lifecycle Fund Group Trusts will be valued each business day as of the close of the regular trading session of the New York Stock Exchange (currently 4 p.m. Eastern time). A business day is any business day on which the New York Stock Exchange is open for business. The net asset value of each unit is computed by dividing the current value of the assets of each Lifecycle Fund Group Trust, less its liabilities, by the number of units outstanding and rounding to the nearest cent.


Investments made by each Lifecycle Fund Group Trust in the Underlying State Street Funds will be valued at the Underlying State Street Fund's net asset value per unit. The units of each Underlying State Street Fund are valued each business day in a manner that is similar to the method used for valuing units of the Lifecycle Fund Group Trusts daily.


The method of valuing the assets of each Underlying State Street Fund is discussed below.


HOW STATE STREET VALUES THE ASSETS OF THE UNDERLYING STATE STREET FUNDS


State Street values the assets of each Underlying State Street Fund, other than the STIF Fund, in the following manner on a daily basis:

     o STOCKS listed on a national securities exchange or traded on the NASDAQ national market system are valued at the last sale price. If on a particular day there is no sale, such securities are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ system are valued at inside (highest) quoted bid prices.

     o FOREIGN SECURITIES not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

     o UNITED STATES TREASURY SECURITIES and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.


                                     SAI-15

--------------------------------------------------------------------------------

     o LONG-TERM PUBLICLY TRADED CORPORATE BONDS (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

     o CONVERTIBLE PREFERRED STOCKS listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

     o CONVERTIBLE BONDS and UNLISTED CONVERTIBLE PREFERRED STOCKS are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

     o SHORT-TERM DEBT SECURITIES that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.


State Street determines in good faith the fair values of securities and other assets that do not have a readily available market price in accordance with accepted accounting practices and applicable laws and regulations.


Assets of the STIF Fund are valued at amortized cost on a daily basis. Under this method of valuation, securities purchased by the STIF Fund, such as bonds, notes, commercial paper, certificates of deposit, or other evidences of indebtedness, are recorded at original cost and adjusted daily for premium amortization or discount accretion. Use of the amortized cost method results in a value of portfolio securities that approximates the value computed by use of mark-to-market method (i.e., use of market values). Values computed under both methods approach each other the closer a debt obligation comes to maturity. In this regard, the STIF Fund will not hold debt obligations that have a remaining maturity of more than thirteen months. See discussion under Investment Options in the prospectus.


TRANSACTIONS BY THE UNDERLYING STATE STREET FUNDS


This section discusses the procedures followed by the Underlying State Street Funds, with respect to the buying and selling of portfolio securities for these Funds. In connections with such transactions, the Underlying State Street Funds pay brokerage commissions, transfer taxes, and other fees.


Decisions to buy or sell securities for the Underlying State Street Funds are made by State Street in accordance with the investment policies and restrictions of each Underlying State Street Fund. Such decisions are made independently of the decisions made for other entities managed by State Street. There may be occasions, however, when the same investment decision is made for more than one account advised or managed by State Street. In such cases, State Street will allocate such purchases or sales among the affected accounts in as equitable a manner as it deems possible. The principal factors State Street will take into account in making this determination are the relative investment objectives of the affected client accounts, the relative sizes of the same or comparable securities held by or on behalf of such accounts, and the availability at the time of funds in each client account to make the investment.


Portfolio securities held by one State Street client also may be held by one or more of its other clients. When two or more of State Street's clients are engaged in the simultaneous purchase or sale of securities, State Street allocates the amount of each transaction in accordance with the formulae deemed to be equitable as to each client. There may be circumstances, however, when purchases or sales of portfolio securities for one or more of State Street's clients will have an adverse effect on other clients.


In placing portfolio transactions for an Underlying State Street Fund, State Street will seek the best price and most favorable execution available to such Fund. In this regard, State Street will take into account all factors which it considers relevant to making this decision, including the extent of any provision of any


                                     SAI-16

--------------------------------------------------------------------------------

brokerage and research services to such Fund within the meaning of Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), viewed in terms of either that particular transaction or the broker's or dealer's overall responsibilities to the Underlying State Street Fund.


State Street periodically will review the brokerage commissions paid by an Underlying State Street Fund to determine whether the commissions paid over a particular period of time were reasonable in relation to the benefits provided to such Fund. It is possible that certain of the services received from a broker or dealer in connection with the execution of transactions will primarily benefit one or more other accounts for which State Street exercises discretion, or an Underlying State Street Fund other than that for which the transaction was executed. Conversely, any given Underlying State Street Fund may be the primary beneficiary of the service received as a result of portfolio transactions effected for such other accounts or Underlying State Street Funds. The investment management fees paid to State Street are not reduced by reason of receipt of such brokerage and research services.


INVESTMENT MANAGEMENT FEE


State Street is the investment adviser to the SSgA S&P 500 Index Fund, the underlying mutual fund in which the Equity Index Fund invests. No investment management fee was paid to State Street in 1999 with respect to the Program's investment in the SSgA S&P 500 Index Fund through the Equity Index Fund.


UNDERWRITER


AXA Advisors, Inc. (formerly EQ Financial Consultants, Inc.), an affiliate of Equitable Life, may be deemed to be the principal underwriter of separate account units under the group annuity contract. AXA Advisors is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. AXA Advisor's principal business address is 1290 Avenue of the Americas, New York, NY 10104. The offering of the units under the contract is continuous. No underwriting commissions have been paid during any of the last three fiscal years with respect to units of interest under the contract. See Deductions and Charges in the prospectus.


No person currently serves as underwriter for the Lifecycle Fund Group Trusts or the Underlying State Street Funds.


                                     SAI-17

--------------------------------------------------------------------------------

MANAGEMENT: EQUITABLE LIFE


     We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of Equitable and/or its affiliates in various executive positions during the last five years.





DIRECTOR'S NAME              AGE  PRINCIPAL OCCUPATION
--------------------------- ----- --------------------------------------------------------------------
Francoise Colloc'h          57    Member of the AXA Management Board and Group Executive
                                  President of AXA.

Henri de Castries           46    Chairman of the Board, AXA Financial; Chairman of AXA's
                                  Management Board.

Claus-Michael Dill          47    Chairman of Management Board of AXA Colonia Konzern AG,
                                  prior thereto, member of the Holding Management Board of
                                  Gerling-Konzern in Cologne.

Joseph L. Dionne            67    Retired Chairman and Chief Executive Officer, The McGraw-Hill
                                  Companies.

Denis Duverne               47    Executive Vice President, International AXA; member, AXA
                                  Executive Board.

Jean-Rene Fourtou           61    Vice Chairman of the Management Board, Aventis; prior thereto,
                                  Chairman and Chief Executive Officer, Rhone-Poulenc, S.A.

Norman C. Francis           70    President, Xavier University of Louisiana.

Donald J. Greene            68    Of Counsel, LeBoeuf, Lamb, Greene & MacRae, L.L.P.; prior
                                  thereto, Partner of the firm.

John T. Hartley             71    Retired Chairman, Chief Executive Officer and Director, Harris
                                  Corporation.

John H. F. Haskell, Jr.     69    Senior Advisor, UBS Warburg, LLC; prior thereto, Managing
                                  Director and member of the Board of Directors.

Mary (Nina) Henderson       50    Former Corporate Vice President, Core Business Development of
                                  Bestfoods (formerly CPC International, Inc.); prior thereto, Vice
                                  President and President, Bestfoods Grocery.

W. Edwin Jarmain            62    President, Jarmain Group Inc.

George T. Lowy              69    Partner, Cravath, Swaine & Moore.

Didier Pineau-Valencienne   70    Vice Chairman, Credit Suisse First Boston; Honorary Chairman,
                                  Schneider Electric; prior thereto, Chairman and Chief Executive
                                  Officer.

George J. Sella, Jr.        72    Retired Chairman and Chief Executive Officer, American Cyanamid
                                  Company.

Peter J. Tobin              57    Dean, Peter J. Tobin College of Business Administration, St. John's
                                  University; prior thereto, Chief Financial Officer, Chase Manhattan
                                  Corp.

Dave H. Williams            68    Chairman, Alliance Capital Management; prior thereto, Chief
                                  Executive Officer.


                                     SAI-18

--------------------------------------------------------------------------------


OFFICER--DIRECTOR'S NAME   AGE  PRINCIPAL OCCUPATION
------------------------- ----- ---------------------------------------------------------------------
Michael Hegarty           56    President and Chief Operating Officer of Equitable Life; Senior Vice
                                Chairman and Chief Operating Officer, AXA Financial, Inc.; prior thereto, Vice Chairman, Chase Manhattan Corporation.

Edward D. Miller          60    Chairman of the Board and Chief Executive Officer, Equitable Life;
                                former Senior Vice Chairman of Chase Manhattan Corporation; prior thereto, President and Senior Vice Chairman of Chemical Bank.
Stanley B. Tulin          51    Vice Chairman of the Board and Chief Financial Officer of Equitable

                                Life; prior thereto, Senior Executive Vice President of AXA
                                Financial, Inc. and Chairman of the Insurance Consulting and
                                Actuarial Practice of Coopers & Lybrand, L.L.P.
------------------------- ---------------------------------------------------------------------------


OTHER OFFICERS NAME    AGE  PRINCIPAL OCCUPATION
--------------------- ----- --------------------------------------------------------------------
Leon B. Billis        55    Executive Vice President and Chief Information Officer Equitable
                            Life and AXA Client Solutions, LLC.

Derry E. Bishop       54    Executive Vice President and Chief Agency Officer, Equitable Life
                            and AXA Client Solutions; Director and Executive Vice President,
                            AXA Advisors, LLC.

Harvey Blitz          55    Senior Vice President of Equitable and of AXA Financial, Inc.;
                            Executive Vice President, AXA Advisors, LLC, Senior Vice
                            President, AXA Client Solutions, LLC.

Kevin R. Byrne        45    Senior Vice President and Treasurer, Equitable Life, AXA Financial,
                            Inc., AXA Client Solutions, LLC, and Equitable of Colorado.

John A. Caroselli     46    Executive Vice President Equitable Life and AXA Client Solutions,
                            LLC; prior thereto, Senior Vice President, Chase Manhattan Corp.

Judy A. Faucett       52    Senior Vice President and Actuary; Senior Vice President, AXA
                            Client Solutions, LLC; Director, Chairman, and Chief Executive
                            Officer, AXA Network, LLC.

Alvin H. Fenichel     56    Senior Vice President and Controller, Equitable Life and AXA
                            Financial, Inc. and AXA Client Solutions, LLC.

Paul J. Flora         54    Senior Vice President and Auditor; Vice President and Auditor, AXA
                            Financial, Inc. and AXA Client Solutions, LLC.

Robert E. Garber      51    Executive Vice President and Chief Legal Officer Equitable Life and
                            AXA Client Solutions, LLC; General Counsel, AXA Financial, Inc.

Donald R. Kaplan      44    Senior Vice President, Chief Compliance Officer and Associate
                            General Counsel; Senior Vice President, AXA Client Solutions, LLC.

Michael S. Martin     54    Executive Vice President and Chief Marketing Officer Equitable Life
                            and AXA Client Solutions, LLC; Chairman and Chief Executive
                            Officer, AXA Advisors LLC; President, Equitable of Colorado.

Richard J. Matteis    64    Executive Vice President Equitable Life and AXA Client Solutions,
                            LLC; prior thereto, Executive Vice President Chase Manhattan Corp.

                                     SAI-19

--------------------------------------------------------------------------------


OTHER OFFICERS NAME    AGE  PRINCIPAL OCCUPATION
--------------------- ----- --------------------------------------------------------------------
Peter D. Noris        45    Executive Vice President and Chief Investment Officer, Equitable
                            Life and AXA Financial, Inc.; Executive Vice President, AXA Client
                            Solutions, LLC; President and Trustee of EQ ADVISORS TRUST;
                            Executive Vice President of AXA Client Solutions, LLC and The
                            Equitable of Colorado; Chief Investment Officer of The Equitable of
                            Colorado.

Brian S. O'Neil       49    Executive Vice President of Equitable Life, AXA Financial, Inc. and
                            AXA Client Solutions, LLC.

Anthony C. Pasquale   53    Senior Vice President of Equitable Life and AXA Client Solutions,
                            LLC;

Pauline Sherman       57    Senior Vice President, Secretary and Associate General Counsel of
                            Equitable Life, AXA Financial, Inc. and AXA Client Solutions, LLC;
                            Senior Vice President and Secretary, The Equitable of Colorado.

Richard V. Silver     45    Senior Vice President and General Counsel, Equitable Life; Senior
                            Vice President and Associate General Counsel, AXA Financial, Inc.
                            and AXA Client Solutions, LLC; Vice President and General
                            Counsel, The Equitable of Colorado.

Jose S. Suquet        44    Senior Executive Vice President and Chief Distribution Officer,
                            Equitable Life and AXA Client Solutions, LLC; Chairman, EDI;
                            Senior Executive Vice President, The Equitable of Colorado.

Gregory G. Wilcox     51    Executive Vice President, Equitable Life and AXA Financial, Inc.
                            and AXA Client Solutions, LLC.

R. Lee Wilson         47    Executive Vice President, Equitable Life, AXA Client Solutions, LLC
                            and The Equitable of Colorado.



                                     SAI-20

--------------------------------------------------------------------------------

MANAGEMENT: STATE STREET


State Street is managed by its sole shareholder, State Street Corporation. Its directors and certain of its executive officers and their principal occupations are as follows:




DIRECTOR'S NAME               PRINCIPAL OCCUPATION
---------------------------   ------------------------------------------------------------------
David A. Spina                Chairman and Chief Executive Officer,
                              State Street Corporation

Tenley E. Albright, M.D.      Chairman, Western Resources, Inc.

I. MacAllister Booth          Retired Chairman, President and CEO,
                              Polaroid Corporation

James I. Cash, Jr.            The James E. Robison Professor of Business Administration,
                              Harvard Business School

Truman S. Casner, Esquire     Partner,
                              Ropes & Gray

Nader F. Darehshori           Chairman, President and CEO,
                              Houghton Mifflin Company

Arthur L. Goldstein           Chairman and CEO,
                              Ionics, Incorporated

David P. Gruber               Retired Chairman and CEO,
                              Wyman-Gordon Company

Linda A. Hill                 Brett Donham Professor of Business Administration,
                              Harvard Business School

John M. Kucharski             Retired Chairman and CEO,
                              EG&G, Inc.

Charles R. LaMantia           Retired Chairman and CEO,
                              Arthur D. Little, Inc.

Ronald E. Logue               Vice Chairman and Chief Operating Officer,
                              State Street Corporation


Nicholas A. Lopardo           Vice Chairman,
                              State Street Corporation


Dennis J. Picard              Chairman Emeritus,
                              Raytheon Company

Alfred Poe                    Personal Investor

Bernard W. Reznicek           President, Premier Group; National Director -- Utility Marketing,
                              Central States Indemnity Company of Omaha

Richard P. Sergel             President and CEO,
                              National Grid USA

Diana Chapman Walsh           President, Wellesley College

Robert E. Weissman            Chairman and CEO, IMS Health Incorporated

                                     SAI-21

--------------------------------------------------------------------------------


OTHER OFFICERS NAMES         PRINCIPAL OCCUPATION*
--------------------------   -----------------------------------------------
Maureen Scannell Bateman     Executive Vice President and General Counsel

Joseph W. Chow               Executive Vice President

Susan Comeau                 Executive Vice President

John A. Fiore                Executive Vice President and CIO

Timothy B. Harbert           Executive Vice President

Joseph L. Hooley             Executive Vice President

Ronald O'Kelley              Executive Vice President, CFO and Treasurer,

Albert E. Peterson           Executive Vice President

Stanley W. Shelton           Executive Vice President

John R. Towers               Vice Chairman and Chief Administrative Officer

----------
* All positions are with State Street Bank and Trust Company.

                                     SAI-22

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
The financial statements of Equitable Life included in this Statement of Additional Information should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Separate Account Nos. 195, 197 and 198 or the Underlying Funds. The financial statements of Separate Account Nos. 195, 197 and 198 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered.


SEPARATE ACCOUNT NOS. 195, 197 AND 198:
    Report of Independent Accountants ....................................................   SAI-26
Separate Account No. 195 (Equity Index Fund):
    Statement of Assets and Liabilities, December 31, 2000 ...............................   SAI-27
    Statement of Operations for Year Ended December 31, 2000 .............................   SAI-28
    Statements of Changes in Net Assets for the Years Ended December 31, 2000 and 1999 ...   SAI-29
Separate Account No. 197 (Lifecycle Fund -- Conservative):
    Statement of Assets and Liabilities, December 31, 2000 ...............................   SAI-30
    Statement of Operations for Year Ended December 31, 2000 .............................   SAI-31
    Statements of Changes in Net Assets for the Years Ended December 31, 2000 and 1999 ...   SAI-32
Separate Account No. 198 (Lifecycle Fund -- Moderate):
    Statement of Assets and Liabilities, December 31, 2000 ...............................   SAI-33
    Statement of Operations for Year Ended December 31, 2000 .............................   SAI-34
    Statements of Changes in Net Assets for the Years Ended December 31, 2000 and 1999 ...   SAI-35
Separate Account Nos. 195, 197 and 198:
    Notes to Financial Statements ........................................................   SAI-36
The Equitable Life Assurance Society of the United States
    Report of Independent Accountants ....................................................   SAI-F-1
    Consolidated Balance Sheets, December, 2000 and 1999 .................................   SAI-F-2
    Consolidated Statements of Earnings for the Year Ended December 31, 2000, 1999 and       SAI-F-4
    1998
    Consolidated Statements of Shareholders' Equity and Comprehensive Income for the
Years Ended December 31, 2000, 1999 and 1998 .............................................   SAI-F-4
    Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and    SAI-F-5
    1998
    Notes to Consolidated Financial Statements ...........................................   SAI-F-7

The financial statements for each of the Underlying Funds reflect charges for operating expenses, but do not include any investment management, Program or other charges imposed against the respective assets of the Lifecycle Funds and Lifecycle Fund Group Trusts. The financial statements of the Underlying Funds do, however, indirectly reflect any investment management fees and other charges paid by the entities in which the Underlying Fund invest.


STATE STREET BANK AND TRUST COMPANY --
LIFECYCLE FUND GROUP TRUST -- CONSERVATIVE
    Report of Independent Accountants ....................................................   SAI-38
Lifecycle Fund Group Trust -- Conservative:
    Statement of Assets and Liabilities, December 31, 2000 ...............................   SAI-39
    Statement of Operations for Year Ended December 31, 2000 .............................   SAI-40
    Statement of Changes in Net Assets for the Year Ended December 31, 2000 and December     SAI-41
    31, 1999
    Selected Per Unit Data ...............................................................   SAI-42
    Notes to Financial Statements ........................................................   SAI-43
STATE STREET BANK AND TRUST COMPANY --
LIFECYCLE FUND GROUP TRUST -- MODERATE
    Report of Independent Accountants ....................................................   SAI-45
Lifecycle Fund Group Trust -- Moderate:
    Statement of Assets and Liabilities, December 31, 2000 ...............................   SAI-46

                                     SAI-23

--------------------------------------------------------------------------------


    Statement of Operations for the Year Ended December 31, 2000 .........................   SAI-47
    Statement of Changes in Net Assets for the
    Year Ended December 31, 2000 and December 31, 1999....................................   SAI-48
    Selected Per Unit Data ...............................................................   SAI-49
    Notes to Financial Statements ........................................................   SAI-50
STATE STREET BANK AND TRUST COMPANY -- UNDERLYING FUNDS
    FLAGSHIP FUND
    Report of Independent Accountants -- .................................................   SAI-52
S&P 500 Flagship Fund and S&P 500 Flagship Non-Lending Fund:
    Combined Statement of Assets and Liabilities, December 31, 2000 ......................   SAI-53
    Combined Statement of Operations for the Year Ended December 31, 2000 ................   SAI-54
    Combined Statement of Changes in Net Assets for the
    Year Ended December 31, 2000 and 1999.................................................   SAI-55
    S&P 500 Flagship Non-Lending Fund Selected Per Unit Data .............................   SAI-56
    S&P 500 Flagship Fund Selected Per Unit Data .........................................   SAI-57
    Combined Schedule of Investments, December 31, 2000 ..................................   SAI-58
    Notes to Combined Financial Statements ...............................................   SAI-69
RUSSELL 2000 FUND
    Report of Independent Accountants -- .................................................   SAI-72
Russell 2000 Index Securities Lending Fund and Russell 2000 Index Fund:
    Combined Statement of Asset and Liabilities, December 31, 2000 .......................   SAI-73
    Combined Statement of Operations for the Year Ended December 31, 2000 ................   SAI-74
    Combined Statement of Changes in Net Assets for the
    Years Ended December 31, 2000 and 1999................................................   SAI-75
    Selected Per Unit Data ...............................................................   SAI-76
    Combined Schedule of Investments .....................................................   SAI-78
    Notes to Combined Financial Statements ...............................................   SAI-117

The financial statements for the Russell 2000 Fund reflect direct investments made by this Fund in shares of companies included in the Russell 2000 Index. Beginning February 1, 1995, this Fund has invested in units of Russell 2000 Value and Growth Funds, which in turn invest in shares of companies included in the Russell 2000 Index. Beginning June 17, 1996, the Fund began making direct investment again.


DAILY EAFE FUND
    Report of Independent Accountants -- ................................................. SAI-121
Daily EAFE Securities Lending Fund:
    Statement of Assets and Liabilities, December 31, 2000 ............................... SAI-122
    Statement of Operations for the Year Ended December 31, 2000 ......................... SAI-123
    Statement of Changes in Net Assets for the Year Ended December 31, 2000 and 1999 ..... SAI-124
    Selected Per Unit Data ............................................................... SAI-125
    Notes to Financial Statements ........................................................ SAI-127
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND
    Report of Independent Accountants .................................................... SAI-129
Daily MSCI Europe Index Securities Lending Fund and Daily
MSCI Europe Index Fund:
    Combined Statement of Assets and Liabilities, December 31, 2000 ...................... SAI-130
    Combined Statement of Operations for the Year Ended December 31, 2000 ................ SAI-131
    Combined Statement of Changes in Net Assets .......................................... SAI-132
    Daily MSCI Europe Index Securities Lending Fund Selected Per Unit Data ............... SAI-133
    Daily MSCI Europe Index Fund Selected Per Unit Data .................................. SAI-134
    Combined Schedule of Investments ..................................................... SAI-135
    Notes to Combined Financial Statements ............................................... SAI-150

                                     SAI-24

--------------------------------------------------------------------------------


DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND
    Report of Independent Accountants .................................................... SAI-154
Daily MSCI Japan Index Securities Lending Fund and Daily
MSCI Japan Index Fund
    Combined Statement of Assets and Liabilities, December 31, 2000 ...................... SAI-155
    Combined Statement of Operations for the Year Ended December 31, 2000 ................ SAI-156
    Combined Statement of Changes in Net Assets for the
    Years Ended December 31, 2000 and 1999................................................ SAI-157
    Daily MSCI Japan Index Securities Lending Fund Selected Per Unit Data ................ SAI-158
    Daily MSCI Japan Index Fund Selected Per Unit Data for the Years Ended December 31,    SAI-159
    2000 and 1999
    Combined Schedule of Investments ..................................................... SAI-160
    Notes to Combined Financial Statements ............................................... SAI-167
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND
    Report of Independent Accountants .................................................... SAI-171
Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund
Daily MSCI Pacific Basin ex-Japan Index Fund
    Combined Statement of Assets and Liabilities, December 31, 2000 ...................... SAI-172
    Combined Statement of Operations for the year Ended December 31, 2000 ................ SAI-173
    Combined Statement of Changes in Net Assets .......................................... SAI-174
    Daily MSCI Pacific Basin ex-Japan Index Securities
    Lending Fund Selected Per Unit Data................................................... SAI-175
    Daily MSCI Pacific Basin ex-Japan Index Fund Selected Per Unit Data .................. SAI-176
    Combined Schedule of Investments ..................................................... SAI-177
    Notes to Financial Statements ........................................................ SAI-182
GC BOND FUND
    Report of Independent Accountants -- ................................................. SAI-186
Government Corporate Bond Fund:
    Statement of Assets and Liabilities, December 31, 2000 ............................... SAI-187
    Statement of Operations for the Year Ended December 31, 2000 ......................... SAI-188
    Statement of Changes in Net Assets for the Years Ended December 31, 2000 and 1999 .... SAI-189
    Selected Per Unit Data ............................................................... SAI-190
    Schedule of Investments, December 31, 2000 ........................................... SAI-191
    Notes to Financial Statements ........................................................ SAI-193
STIF FUND
    Report of Independent Accountants -- ................................................. SAI-196
Short Term Investment Fund:
    Statement of Assets and Liabilities, December 31, 2000 ............................... SAI-197
    Statement of Operations for the Year Ended December 31, 2000 ......................... SAI-198
    Statement of Changes in Net Assets for the Year Ended December 31, 2000 and 1999 ..... SAI-199
    Selected Per Unit Data ............................................................... SAI-200
    Schedule of Investments, December 31, 2000 ........................................... SAI-201
    Notes to Financial Statements ........................................................ SAI-207

                                     SAI-25

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account Nos. 195, 197 and 198 of the Equitable Life Assurance Society of the United States


In our opinion, the accompanying statement of assets and liabilities, and related statement of operations and statements of changes in net assets present fairly, in all material respects, the financial position of Separate Account Nos. 195 (The Equity Index Fund), 197 (The Lifecycle Fund-Conservative) and 198 (The Lifecycle Fund-Moderate) of The Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 2000 with the underlying mutual funds transfer agents, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
February 5, 2001





                                     SAI-26

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 195
(THE EQUITY INDEX FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Statement of Assets and Liabilities
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments in 7,570,680 shares of The SSgA S&P 500 Index Fund -- at value
 (cost: $170,242,753) (Note 2)............................................    $165,192,243
---------------------------------------------------------------------------   ------------
LIABILITIES:
Accrued expenses .........................................................          55,556
---------------------------------------------------------------------------   ------------
NET ASSETS ...............................................................    $165,136,687
===========================================================================   ============

See Notes to Financial Statements.


                                     SAI-27

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 195
(THE EQUITY INDEX FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statement of Operations
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends from The SSgA S&P 500 Index Fund ............................     $   2,137,612
------------------------------------------------------------------------    -------------
EXPENSES (NOTE 3):
Administration fees and program expense charge ........................        (1,448,483)
Operating expenses ....................................................          (201,075)
------------------------------------------------------------------------    -------------
Total expenses ........................................................        (1,649,558)
------------------------------------------------------------------------    -------------
Net investment income .................................................           488,054
------------------------------------------------------------------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from share transactions .................................         8,800,525
Realized gain distributions from The SSgA S&P 500 Index Fund ..........         8,292,228
Change in unrealized appreciation/depreciation of investments .........       (36,292,078)
------------------------------------------------------------------------    -------------
Net realized and unrealized loss on investments .......................       (19,199,325)
------------------------------------------------------------------------    -------------
NET DECREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS .................     $ (18,711,271)
========================================================================    =============

See Notes to Financial Statements.


                                     SAI-28

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 195
(THE EQUITY INDEX FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                                  2000               1999
                                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income ...................................................................    $     488,054      $   1,129,505
Net realized gain on investments ........................................................       17,092,753         14,250,576
Change in unrealized appreciation/depreciation of investments ...........................      (36,292,078)        17,690,654
------------------------------------------------------------------------------------------   -------------      -------------
Net increase (decrease) in net assets attributable to operations ........................      (18,711,271)        33,070,735
------------------------------------------------------------------------------------------   -------------      -------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ...........................................................................       47,580,977        118,408,828
Withdrawals .............................................................................      (68,109,213)       (77,428,296)
------------------------------------------------------------------------------------------   -------------      -------------
Net increase (decrease) in net assets attributable to contributions and withdrawals .....      (20,528,236)        40,980,532
------------------------------------------------------------------------------------------   -------------      -------------
INCREASE (DECREASE) IN NET ASSETS .......................................................      (39,239,507)        74,051,267
NET ASSETS -- BEGINNING OF YEAR .........................................................      204,376,194        130,324,927
------------------------------------------------------------------------------------------   -------------      -------------
NET ASSETS -- END OF YEAR ...............................................................    $ 165,136,687      $ 204,376,194
==========================================================================================   =============      =============

See Notes to Financial Statements.


                                     SAI-29

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 197
(THE LIFECYCLE FUND -- CONSERVATIVE)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statement of Assets and Liabilities
DECEMBER 31, 2000

ASSETS:
Investments in 737,834 shares of The Lifecycle Fund Group Trust, Conservative -- at value
 (cost: $10,714,519) (Note 2)............................................................    $11,598,756
------------------------------------------------------------------------------------------   -----------
LIABILITIES:
Accrued expenses ........................................................................         35,337
------------------------------------------------------------------------------------------   -----------
NET ASSETS ..............................................................................    $11,563,419
==========================================================================================   ===========

See Notes to Financial Statements.


                                     SAI-30

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 197
(THE LIFECYCLE FUND -- CONSERVATIVE)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Statement of Operations
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME (NOTE 2):
Dividends from The Lifecycle Fund Group Trust, Conservative ...........    $       --
------------------------------------------------------------------------   ----------
EXPENSES (NOTE 3):
Administration fees and program expense charge ........................       (89,928)
Operating expenses ....................................................       (55,472)
------------------------------------------------------------------------   ----------
Total expenses ........................................................      (145,400)
------------------------------------------------------------------------   ----------
Net investment loss ...................................................      (145,400)
------------------------------------------------------------------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from share transactions .................................       448,336
Change in unrealized appreciation/depreciation of investments .........       (76,550)
------------------------------------------------------------------------   ----------
Net realized and unrealized gain on investments .......................       371,786
------------------------------------------------------------------------   ----------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS .................    $  226,386
========================================================================   ==========

See Notes to Financial Statements.

                                     SAI-31

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 197
(THE LIFECYCLE FUND -- CONSERVATIVE)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                   2000             1999
                                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss .......................................................    $   (145,400)    $   (167,353)
Net realized gain on investments ..........................................         448,336          651,553
Change in unrealized appreciation/depreciation of investments .............         (76,550)         163,228
----------------------------------------------------------------------------   ------------     ------------
Net increase in net assets attributable to operations .....................         226,386          647,428
----------------------------------------------------------------------------   ------------     ------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions .............................................................       3,039,506        8,067,257
Withdrawals ...............................................................      (4,445,912)      (9,461,925)
----------------------------------------------------------------------------   ------------     ------------
Net decrease in net assets attributable to contributions and withdrawals ..      (1,406,406)      (1,394,668)
----------------------------------------------------------------------------   ------------     ------------
DECREASE IN NET ASSETS ....................................................      (1,180,020)        (747,240)
NET ASSETS -- BEGINNING OF YEAR ...........................................      12,743,439       13,490,679
----------------------------------------------------------------------------   ------------     ------------
NET ASSETS -- END OF YEAR .................................................    $ 11,563,419     $ 12,743,439
============================================================================   ============     ============

See Notes to Financial Statements.

                                     SAI-32

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 198
(THE LIFECYCLE FUND -- MODERATE)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


Statement of Assets and Liabilities
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments in 6,518,900 shares of The Lifecycle Fund Group Trust, Moderate -- at value
 (cost: $90,821,802) (Note 2) .........................................................    $122,705,254
----------------------------------------------------------------------------------------   ------------
LIABILITIES:
Accrued expenses ......................................................................         184,169
----------------------------------------------------------------------------------------   ------------
NET ASSETS ............................................................................    $122,521,085
========================================================================================   ============

See Notes to Financial Statements.


                                     SAI-33

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 198
(THE LIFECYCLE FUND -- MODERATE)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statement of Operations
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2):
Dividends from The Lifecycle Fund Group Trust, Moderate ...............    $         --
------------------------------------------------------------------------   ------------
EXPENSES (NOTE 3):
Administration fees and program expense charge ........................        (997,738)
Operating expenses ....................................................        (184,646)
------------------------------------------------------------------------   ------------
Total expenses ........................................................      (1,182,384)
------------------------------------------------------------------------   ------------
Net investment loss ...................................................      (1,182,384)
------------------------------------------------------------------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from share transactions .................................       6,889,631
Change in unrealized appreciation/depreciation of investments .........      (9,241,358)
------------------------------------------------------------------------   ------------
Net realized and unrealized loss on investments .......................      (2,351,727)
------------------------------------------------------------------------   ------------
NET DECREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS .................    $ (3,534,111)
========================================================================   ============

See Notes to Financial Statements.


                                     SAI-34

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 198
(THE LIFECYCLE FUND -- MODERATE)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       2000               1999
                                                                                 ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss ..........................................................    $  (1,182,384)     $  (1,240,698)
Net realized gain on investments .............................................        6,889,631          8,703,187
Change in unrealized appreciation/depreciation of investments ................       (9,241,358)         7,388,385
-------------------------------------------------------------------------------   -------------      -------------
Net increase (decrease) in net assets attributable to operations .............       (3,534,111)        14,850,874
-------------------------------------------------------------------------------   -------------      -------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ................................................................       15,803,354         23,916,597
Withdrawals ..................................................................      (22,139,919)       (31,573,571)
-------------------------------------------------------------------------------   -------------      -------------
Net decrease in net assets attributable to contributions and withdrawals .....       (6,336,565)        (7,656,974)
-------------------------------------------------------------------------------   -------------      -------------
INCREASE (DECREASE) IN NET ASSETS ............................................       (9,870,676)         7,193,900
NET ASSETS -- BEGINNING OF YEAR ..............................................      132,391,761        125,197,861
-------------------------------------------------------------------------------   -------------      -------------
NET ASSETS -- END OF YEAR ....................................................    $ 122,521,085      $ 132,391,761
===============================================================================   =============      =============

See Notes to Financial Statements.

                                     SAI-35

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NOS. 195, 197 AND 198
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Notes to Financial Statements
--------------------------------------------------------------------------------

1. GENERAL


   Separate Account Nos. 195 (the Equity Index Fund), 197 (the Lifecycle Fund -- Conservative) and 198 (the Lifecycle Fund -- Moderate) (collectively the Funds) of the Equitable Life Assurance Society of the United States (Equitable Life), a wholly-owned subsidiary of AXA Financial, Inc., (previously The Equitable Companies Incorporated) were established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of Equitable Life.

   Separate Account No. 195 was established as of the opening of business on February 1, 1994 and Separate Account Nos. 197 and 198 were established as of the opening of business on May 1, 1995 to solely fund the American Dental Association Members Retirement Trust and the American Dental Association Members Pooled Trust for Retirement Plans (Trusts) sponsored by the American Dental Association (ADA).

   Equitable Life is the investment manager for the Funds.


   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


   Separate Account No. 195 invests its assets in shares of the SSgA S&P 500 Index Fund, a portfolio of the SSgA Funds, which is registered under the Investment Company Act of 1940 as an open-end management investment company. The investment manager of the SSgA S&P 500 Index Fund is State Street Bank and Trust Company (State Street).

   Separate Account Nos. 197 and 198 invest their assets in shares of the Lifecycle Fund Group Trusts -- Conservative and Moderate, respectively. The Lifecycle Funds Group Trusts are collective investment funds maintained by State Street. Each Lifecycle Fund Group is organized as a common law trust under Massachusetts Law, and, because of exclusionary provisions, is not subject to regulation under the Investment Company Act of 1940. State Street serves as the trustee and investment manager to each of these Group Trusts.


2. INVESTMENTS



   Realized gains and losses on investments include gains and losses on redemptions of the underlying fund's shares (determined on the identified cost basis) and capital gain distributions from the underlying funds. Dividends and realized gain distributions from underlying funds are recorded on the ex-dividend date.


   Investments in the SSgA S&P 500 Index Fund, the Lifecycle Funds -- Conservative's and Moderate's investments in the Lifecycle Fund Group Trusts -- Conservative and Moderate, respectively, are valued at the underlying mutual fund's or trust's net asset value per share.


                                     SAI-36

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NOS. 195, 197 AND 198
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES




Notes to Financial Statements (Concluded)
------------------------------------------------------------------------------


3. EXPENSES


   Charges and fees related to the Funds are deducted in accordance with the terms of the various contracts which participate in the Funds and with respect to the American Dental Association Members Retirement Program as follows:

   Program Expense Charge:


   Prior to May 1, 2000 the expense charge was made on the combined value of all investment options maintained under the contract with Equitable Life at a monthly rate of 1/12 of (i) 0.645 of 1% of the first $400 million and
   (ii) 0.640 of 1% of the excess over $400 million.

   Effective May 1, 2000 an expense charge is made on the combined value of all investment options maintained under the contract with Equitable Life at a monthly rate of 1/12 of (i) 0.625 of 1% of the first $400 million and (ii)
   0.620 of 1% of the excess over $400 million.

    A portion of the Program Expense Charge assessed by Equitable Life is made on behalf of the ADA and is equal to a monthly rate of 1/12 for (i) 0.025 of 1% of the first $400 million and (ii) 0.020 of 1% of the excess over $400 million. Currently, the ADA's portion of the Program Expense Charge was temporarily reduced to 0.015% for all asset value levels. The remainder of this charge is retained by Equitable Life.

    Administration Fees: Equitable Life receives a fee based on the value of the Equity Index Fund and the Lifecycle Funds -- Conservative and Moderate at a monthly rate of 1/12 of 0.15 of 1% of their respective ADA Program assets.

    Direct Operating and Other Expenses: In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to its operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. A record maintenance and report fee of $3 is deducted quarterly from each participant's aggregate account balance. For clients with Investment Only plans, a record maintenance fee of $1 is deducted quarterly.

    These charges and fees are paid to Equitable Life by the Funds and are recorded as expenses in the accompanying Statement of Operations.


4. TAXES

   No federal income tax based on net income or realized and unrealized capital gains was applicable to contracts participating in the Funds, by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life will affect such contracts. Accordingly, no federal income tax provision is required.


                                     SAI-37

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
Lifecycle Fund Group Trust--Conservative



In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Lifecycle Fund Group Trust--Conservative at December 31, 2000, and the results of its operations, the changes in its net assets and the selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers
March 16, 2001

                                     SAI-38

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--CONSERVATIVE


Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in State Street Bank and Trust Company
 Collective Investment Funds:
    Daily EAFE Fund (103,987 units) ............................................    $ 1,170,473
    Government Corporate Bond Fund (375,157 units) .............................      5,804,809
    Russell 2000 Index Securities Lending Fund (21,062 units) ..................        566,888
    S&P 500 Flagship Fund (7,640 units) ........................................      1,721,447
    Short Term Investment Fund (2,319,413 units) ...............................      2,319,413
---------------------------------------------------------------------------------   -----------
 Total investments, at value (cost $10,677,525).................................     11,583,030
    Receivable for Fund units issued ...........................................          5,626
    Interest receivable ........................................................         12,872
    Receivable for securities lending fee income ...............................             50
---------------------------------------------------------------------------------   -----------
     Total assets ..............................................................     11,601,578
---------------------------------------------------------------------------------   -----------
LIABILITIES
Accrued expenses ...............................................................          2,670
---------------------------------------------------------------------------------   -----------
NET ASSETS (equivalent to $15.72 per unit based on 737,834 units outstanding) ..    $11,598,908
=================================================================================   ===========



   The accompanying notes are an integral part of these financial statements.

                                     SAI-39

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--CONSERVATIVE




Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest ................................................................    $  148,137
 Securities lending fee income, net of related expenses ..................           711
---------------------------------------------------------------------------   ----------
    Total investment income ..............................................       148,848
---------------------------------------------------------------------------   ----------
EXPENSES
 Management ..............................................................        19,602
 Administration ..........................................................        12,000
 Audit ...................................................................         5,500
---------------------------------------------------------------------------   ----------
    Total expenses .......................................................        37,102
---------------------------------------------------------------------------   ----------
    Net investment income (loss) .........................................       111,746
---------------------------------------------------------------------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS): .................................
 Net realized gain (loss) on investments .................................       426,390
 Net change in unrealized appreciation (depreciation) on investments .....      (166,509)
---------------------------------------------------------------------------   ----------
   Net realized and unrealized gain (loss) ...............................       259,881
---------------------------------------------------------------------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........    $  371,627
===========================================================================   ==========


   The accompanying notes are an integral part of these financial statements.

                                     SAI-40

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--CONSERVATIVE




Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                            2000              1999
                                                                                      ---------------   ---------------
FROM OPERATIONS
Net investment income (loss) ......................................................    $    111,746      $     90,453
Net realized gain (loss) ..........................................................         426,390           609,280
Net change in unrealized appreciation (depreciation) ..............................        (166,509)          114,842
------------------------------------------------------------------------------------   ------------      ------------
 Net increase (decrease) in net assets resulting from operations ..................         371,627           814,575
------------------------------------------------------------------------------------   ------------      ------------
Net increase (decrease) in net assets resulting from participant transactions .....      (1,570,117)       (1,533,412)
------------------------------------------------------------------------------------   ------------      ------------
Net increase (decrease) in net assets .............................................      (1,198,490)         (718,837)
NET ASSETS
 Beginning of year ................................................................      12,797,398        13,516,235
------------------------------------------------------------------------------------   ------------      ------------
 End of year ......................................................................    $ 11,598,908      $ 12,797,398
====================================================================================   ============      ============



   The accompanying notes are an integral part of these financial statements.

                                     SAI-41

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--CONSERVATIVE




Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)




                                                                                     YEAR ENDED DECEMBER 31,
                                                                      ------------------------------------------------------
                                                                         2000       1999       1998       1997       1996
                                                                      ---------- ---------- ---------- ---------- ----------
Net investment income(a) ............................................  $  0.15    $  0.10    $  0.09    $  0.06    $  0.05
Net realized and unrealized gain (loss) .............................     0.39       0.81       1.41       1.28       0.65
---------------------------------------------------------------------  -------    -------    -------    -------    -------
Net increase (decrease) .............................................     0.54       0.91       1.50       1.34       0.70
NET ASSET VALUE
Beginning of year ...................................................    15.18      14.27      12.77      11.43      10.73
---------------------------------------------------------------------  -------    -------    -------    -------    -------
End of year .........................................................  $ 15.72    $ 15.18    $ 14.27    $ 12.77    $ 11.43
=====================================================================  =======    =======    =======    =======    =======
Total return (%)(b) .................................................     3.56       6.38      11.75      11.72       6.52
=====================================================================  =======    =======    =======    =======    =======
Ratio of expenses to average net assets (%)(c) ......................     0.32       0.38       0.43       0.66       0.81
---------------------------------------------------------------------  -------    -------    -------    -------    -------
Ratio of net investment income to average net assets (%)(d) .........     0.96       0.66       0.68       0.46       0.31
---------------------------------------------------------------------  -------    -------    -------    -------    -------
Portfolio turnover (%) ..............................................       71         42         77         44         54
---------------------------------------------------------------------  -------    -------    -------    -------    -------
Net assets, end of year (000s) ......................................  $11,599    $12,797    $13,516    $ 7,249    $ 4,534
=====================================================================  =======    =======    =======    =======    =======

(a) Net investment income per unit has been calculated based upon an average of month-end units outstanding.


(b) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year. The calculation includes only those expenses charged directly to the Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


(c) The calculation includes only those expenses charged directly to the Fund, and does not include expenses charged to the funds in which the Fund invests.


(d) Ratio excludes income retained by funds in which the Fund invests (see Note 2).


   The accompanying notes are an integral part of these financial statements.

                                     SAI-42

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                    LIFECYCLE FUND GROUP TRUST--CONSERVATIVE

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE


     State Street Bank and Trust Company ("State Street Bank") Lifecycle Fund Group Trust -- Conservative (the "Fund") was formed by State Street Bank under the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans Declaration of Trust. The investment objective of the Fund is to seek to provide current income and a low to moderate growth of capital. The Fund will attempt to achieve its investment objective by investing in other collective investment funds (each an "underlying fund"), including funds managed by the Trustee. Refer to the financial statements of each underlying fund for disclosure of its accounting policies. State Street Bank is Trustee and custodian of the Fund. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 A. SECURITY VALUATION


     Investments in regulated investment companies or other State Street Bank collective investment funds are valued at the net asset value per share/unit on the valuation date. Short-term investments, if any, are stated at amortized cost, which approximates market value.


 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME


     Security transactions are accounted for on trade date. Realized gains and losses from investment transactions are determined using the average cost method. Dividend income, if any, is recorded on the ex-dividend date. Interest income earned on securities, if any, is recorded on the accrual basis.


     State Street Bank collective investment funds, in which the Fund invests, may retain investment income and net realized gains.Accordingly, realized and unrealized gains and losses reported by the Fund may include a component attributable to investment income.


 C. INCOME TAXES


     It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION


     The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made based upon the value of the Fund as of the Fund's valuation date last preceding the date on which such order to contribute or withdraw assets is received. The cost or proceeds of securities bought or sold are recorded at the execution price. Market effect is the difference between the execution price of the investment on the trade date and the investment's closing market value on the valuation date. Market effect and transaction costs (which include brokerage commissions, taxes and other direct costs related to the transactions), are recorded as realized gain/loss. The Trustee, in its sole discretion, reserves the right to value any contribution or withdrawal as of the next succeeding valuation date or another date as the Trustee deems appropriate.


                                     SAI-43

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                    LIFECYCLE FUND GROUP TRUST--CONSERVATIVE

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000



 E. EXPENSES


     Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to management, administration and audit fees. The Trustee is paid a management fee at the annual rate of 0.17% of the Fund's daily net asset value. Additionally, the Trustee is paid an annual administration fee of $12,000.


 F. DISTRIBUTIONS TO PARTICIPANTS


     Net investment income (including securities lending fee income, if any) and net realized gains are retained by the Fund.


3. GLOBAL SECURITIES LENDING PROGRAM


     Fund participants have authorized the Fund to invest in certain collective investment funds that participate in the Global Securities Lending Program maintained by State Street Bank. Income earned from securities lending activities is recorded on the accrual basis.


4. INVESTMENT TRANSACTIONS


     Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $8,265,180 and $9,728,795, respectively.


5. UNITS OF PARTICIPATION


     Participant transactions for the Fund were as follows:




                                                            YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------
                                                    2000                              1999
                                       -------------------------------   -------------------------------
                                           UNITS            AMOUNT           UNITS            AMOUNT
                                       -------------   ---------------   -------------   ---------------
   Units issued ....................       157,095      $  2,418,826         420,564      $  6,057,061
   Units redeemed ..................      (262,395)       (3,988,943)       (524,771)       (7,590,473)
                                          --------      ------------        --------      ------------
   Net increase (decrease) .........      (105,300)     $ (1,570,117)       (104,207)     $ (1,533,412)
                                          ========      ============        ========      ============

     All of the Fund's units outstanding were held by 1 unitholder at December 31, 2000 and December 31, 1999, respectively.


                                     SAI-44

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
Lifecycle Fund Group Trust--Moderate


In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Lifecycle Fund Group Trust--Moderate at December 31, 2000, and the results of its operations, the changes in its net assets and the selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



March 16, 2001

                                     SAI-45

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--MODERATE


Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments in State Street Bank and Trust Company
 Collective Investment Funds:
    Daily EAFE Fund (1,656,311 units) .........................................  $ 18,643,440
    Government Corporate Bond Fund (2,390,459 units) ..........................    36,987,572
    Russell 2000 Index Securities Lending Fund (447,233 units) ................    12,037,265
    S&P 500 Flagship Fund (189,365 units) .....................................    42,669,192
    Short Term Investment Fund (12,315,202 units) .............................    12,315,202
-------------------------------------------------------------------------------  ------------
 Total investments, at value (cost $100,329,456)...............................   122,652,671
    Receivable for Fund units issued ..........................................         3,984
    Interest receivable .......................................................        68,344
    Receivable for securities lending fee income ..............................         1,106
-------------------------------------------------------------------------------  ------------
     Total assets .............................................................   122,726,105
-------------------------------------------------------------------------------  ------------
LIABILITIES
Accrued expense ...............................................................        18,592
-------------------------------------------------------------------------------  ------------
NET ASSETS (equivalent to $18.82 per unit based on 6,518,900 units outstanding)  $122,707,513
===============================================================================  ============



   The accompanying notes are an integral part of these financial statements.

                                     SAI-46

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--MODERATE


Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest ................................................................    $     828,090
 Securities lending fee income, net of related expenses ..................           16,418
---------------------------------------------------------------------------   -------------
    Total investment income ..............................................          844,508
---------------------------------------------------------------------------   -------------
EXPENSES
 Management ..............................................................          218,732
 Administration ..........................................................           12,000
 Audit ...................................................................            5,500
---------------------------------------------------------------------------   -------------
    Total expenses .......................................................          236,232
---------------------------------------------------------------------------   -------------
    Net investment income ................................................          608,276
---------------------------------------------------------------------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investments .................................        7,567,286
 Net change in unrealized appreciation (depreciation) on investments .....      (10,523,114)
---------------------------------------------------------------------------   -------------
   Net realized and unrealized gain (loss) ...............................       (2,955,828)
---------------------------------------------------------------------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........    $  (2,347,552)
===========================================================================   =============


   The accompanying notes are an integral part of these financial statements.

                                     SAI-47

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--MODERATE


Statement of Changes in Net Assets


                                                                                        YEAR ENDED DECEMBER 31,
                                                                                          2000             1999
                                                                                    ---------------- ---------------
FROM OPERATIONS
Net investment income (loss) ......................................................  $     608,276    $    439,866
Net realized gain (loss) ..........................................................      7,567,286       8,157,928
Net change in unrealized appreciation (depreciation) ..............................    (10,523,114)      7,489,948
-----------------------------------------------------------------------------------  -------------    ------------
 Net increase (decrease) in net assets resulting from operations ..................     (2,347,552)     16,087,742
-----------------------------------------------------------------------------------  -------------    ------------
Net increase (decrease) in net assets resulting from participant transactions .....     (7,708,686)     (8,736,089)
-----------------------------------------------------------------------------------  -------------    ------------
Net increase (decrease) in net assets .............................................    (10,056,238)      7,351,653
NET ASSETS
 Beginning of year ................................................................    132,763,751     125,412,098
-----------------------------------------------------------------------------------  -------------    ------------
 End of year ......................................................................  $ 122,707,513    $132,763,751
===================================================================================  =============    ============



   The accompanying notes are an integral part of these financial statements.

                                     SAI-48

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
LIFECYCLE FUND GROUP TRUST--MODERATE


Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)



                                                                            YEAR ENDED DECEMBER 31,
                                                                           -------------------------
                                                                               2000         1999
                                                                           ------------ ------------
Net investment income (a) ................................................   $   0.09     $   0.06
Net realized and unrealized gain (loss) ..................................     ( 0.43)        2.14
--------------------------------------------------------------------------   --------     --------
Net increase (decrease) ..................................................     ( 0.34)        2.20
NET ASSET VALUE
Beginning of year ........................................................      19.16        16.96
--------------------------------------------------------------------------   --------     --------
END OF YEAR ..............................................................   $  18.82     $  19.16
==========================================================================   ========     ========
Total return (%) (b) .....................................................      (1.78)       12.97
==========================================================================   ========     ========
Ratio of expenses to average net assets (%) (c) ..........................       0.18         0.19
--------------------------------------------------------------------------   --------     --------
Ratio of net investment income (loss) to average net assets (%) (d) ......       0.47         0.34
--------------------------------------------------------------------------   --------     --------
Portfolio turnover (%) ...................................................         51           33
--------------------------------------------------------------------------   --------     --------
Net assets, end of year (000s) ...........................................   $122,708     $132,764
==========================================================================   ========     ========



                                                                                 YEAR ENDED DECEMBER 31,
                                                                           ------------------------------------
                                                                               1998         1997        1996
                                                                           ------------ ------------ ----------
Net investment income (a) ................................................   $   0.06     $   0.05    $  0.04
Net realized and unrealized gain (loss) ..................................       2.30         2.11       1.27
---------------------------------------------------------------------------  --------     --------    -------
Net increase (decrease) ..................................................       2.36         2.16       1.31
NET ASSET VALUE
Beginning of year ........................................................      14.60        12.44      11.13
---------------------------------------------------------------------------  --------     --------    -------
END OF YEAR ..............................................................   $  16.96     $  14.60    $ 12.44
===========================================================================  ========     ========    =======
Total return (%) (b) .....................................................      16.16        17.36      11.77
===========================================================================  ========     ========    =======
Ratio of expenses to average net assets (%) (c) ..........................       0.19         0.20       0.20
---------------------------------------------------------------------------  --------     --------    -------
Ratio of net investment income (loss) to average net assets (%) (d) ......       0.37         0.37       0.35
---------------------------------------------------------------------------  --------     --------    -------
Portfolio turnover (%) ...................................................         46           22         18
---------------------------------------------------------------------------  --------     --------    -------
Net assets, end of year (000s) ...........................................   $125,412     $108,435    $88,273
===========================================================================  ========     ========    =======

(a) Net investment income per unit has been calculated based upon an average of month-end units outstanding.


(b) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year. The calculation includes only those expenses charged directly to the Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


(c) The calculation includes only those expenses charged directly to the Fund, and does not include expenses charged to the funds in which the Fund invests.


(d) Ratio excludes income retained by funds in which the Fund invests (see Note 2).


   The accompanying notes are an integral part of these financial statements.

                                     SAI-49

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                      LIFECYCLE FUND GROUP TRUST--MODERATE

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE


     State Street Bank and Trust Company ("State Street Bank") Lifecycle Fund Group Trust - Moderate (the "Fund") was formed by State Street Bank under the State Street Bank and Trust Company Investments Funds for Tax Exempt Retirement Plans Declaration of Trust. The investment objective of the Fund is to seek to provide growth of capital and a reasonable level of current income. The Fund will attempt to achieve its investment objective by investing in other collective investment funds (each an "underlying fund"), including funds managed by the Trustee. Refer to the financial statements of eachunderlying fund for disclosure of its accounting policies. State Street Bank is Trustee and custodian of the Fund. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 A. SECURITY VALUATION


     Investments in regulated investment companies or other State Street Bank collective investment funds are valued at the net asset value per share/unit on the valuation date. Short-term investments, if any, are stated at amortized cost, which approximates market value.


 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME


     Security transactions are accounted for on trade date. Realized gains and losses from investment transactions are determined using the average cost method. Dividend income, if any, is recorded on the ex-dividend date. Interest income earned on securities, if any, is recorded on the accrual basis.


     State Street Bank collective investment funds, in which the Fund invests, may retain investment income and net realized gains. Accordingly, realized and unrealized gains and losses reported by the Fund may include a component attributable to investment income.


 C. INCOME TAXES


     It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION


     The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made based upon the value of the Fund as of the Fund's valuation date last preceding the date on which such order to contribute or withdraw assets is received. The cost or proceeds of securities bought or sold are recorded at the execution price. Market effect is the difference between the execution price of the investment on the trade date and the investment's closing market value on the valuation date. Market effect and transaction costs (which include brokerage commissions, taxes and other direct costs related to the transactions), are recorded as realized gain/loss. The Trustee, in its sole discretion, reserves the right to value any contribution or withdrawal as of the next succeeding valuation date or another date as the Trustee deems appropriate.


                                     SAI-50

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                      LIFECYCLE FUND GROUP TRUST--MODERATE

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

 E. EXPENSES


     Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to management, administration and audit fees. The Trustee is paid a management fee at the annual rate of 0.17% of the Fund's daily net asset value. Additionally, the Trustee is paid an annual administration fee of $12,000.


 F. DISTRIBUTIONS TO PARTICIPANTS


     Net investment income (including securities lending fee income, if any) and net realized gains are retained by the Fund.


3. GLOBAL SECURITIES LENDING PROGRAM


     Fund participants have authorized the Fund to invest in certain collective investment funds that participate in the Global Securities Lending Program maintained by State Street Bank. Income earned from securities lending activities is recorded on the accrual basis.


4. INVESTMENT TRANSACTIONS


     Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $66,015,749 and $73,163,155, respectively.


5. UNITS OF PARTICIPATION


     Participant transactions for the Fund were as follows:



                                                           YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------
                                                  2000                                1999
                                    --------------------------------   ----------------------------------
                                        UNITS            AMOUNT             UNITS             AMOUNT
                                    -------------   ----------------   ---------------   ----------------
Units issued ....................       459,404      $   8,788,959           820,220      $  14,212,487
Units redeemed ..................      (868,011)       (16,497,645)       (1,288,047)       (22,948,576)
                                       --------      -------------        ----------      -------------
Net increase (decrease) .........      (408,607)     $  (7,708,686)         (467,827)     $  (8,736,089)
                                       ========      =============        ==========      =============

All of the Fund's units were held by 1 unitholder at December 31, 2000 and December 31, 1999, respectively.

                                     SAI-51

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
S&P 500 Flagship Fund
and State Street Bank and Trust Company
S&P 500 Flagship Non-Lending Fund


In our opinion, the accompanying combined statement of assets and liabilities, including the combined schedule of investments, and the related combined statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company S&P 500 Flagship Fund and State Street Bank and Trust Company S&P 500 Flagship Non-Lending Fund (formerly "State Street Bank and Trust Company S&P 500 Index Fund with Futures") at December 31, 2000, and the results of their operations, the changes in their net assets and each of their selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



February 9, 2001


                                     SAI-52

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND



Combined Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value, (including securities on loan of $891,479,365),
(total cost
 $58,525,704,111).........................................................................  $76,670,224,820
Investments in State Street Bank and Trust Company Quality A Short-Term Investment Fund,        928,078,642
  at value
Receivable for Fund units issued .........................................................      110,847,299
Receivable for investments sold ..........................................................      168,986,414
Dividends receivable .....................................................................       64,101,808
Interest receivable ......................................................................        3,503,498
Tax reclaims receivable ..................................................................        5,838,033
------------------------------------------------------------------------------------------  ---------------
    Total assets .........................................................................   77,951,580,514
------------------------------------------------------------------------------------------  ---------------
LIABILITIES
Due to custodian .........................................................................           37,872
Payable for collateral on securities loaned ..............................................      928,078,642
Payable for Fund units redeemed ..........................................................      169,612,959
Payable for investments purchased ........................................................      147,523,736
Variation margin payable .................................................................       13,010,830
Accrued expenses .........................................................................          178,886
------------------------------------------------------------------------------------------  ---------------
    Total liabilities ....................................................................    1,258,442,925
------------------------------------------------------------------------------------------  ---------------
NET ASSETS ...............................................................................  $76,693,137,589
==========================================================================================  ===============
S&P 500 Flagship Fund
 (285,631,775 units outstanding, at $225.33 per unit net asset value).....................  $64,361,038,326
S&P 500 Flaghsip Non-Lending Fund
 (54,729,375 units outstanding, at $225.33 per unit net asset value)......................   12,332,099,263
------------------------------------------------------------------------------------------  ---------------
                                                                                            $76,693,137,589
                                                                                            ===============



   The accompanying notes are an integral part of these financial statements.

                                     SAI-53

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND




Combined Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends (net of taxes withheld of $1,797,264)..........................................  $     955,376,646
 Interest ................................................................................         43,995,540
 Securities lending fee income (net of related expenses), allocated to the S&P 500                  9,515,633
------------------------------------------------------------------------------------------  -----------------
  Flagship Fund
-------------------------------------------------------------------------------------------
    Total investment income ..............................................................      1,008,887,819
------------------------------------------------------------------------------------------  -----------------
EXPENSES
 Custody .................................................................................          2,651,094
 Audit ...................................................................................             31,500
------------------------------------------------------------------------------------------  -----------------
    Total expenses .......................................................................          2,682,594
------------------------------------------------------------------------------------------  -----------------
    Net investment income (loss) .........................................................      1,006,205,225
------------------------------------------------------------------------------------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss):
   Investments ...........................................................................      7,219,924,143
   Foreign currency transactions .........................................................         (1,347,949)
   Futures contracts .....................................................................        (63,614,602)
------------------------------------------------------------------------------------------  -----------------
                                                                                                7,154,961,592
                                                                                            -----------------
 Net change in unrealized appreciation (depreciation):
   Investments ...........................................................................    (15,743,360,938)
   Futures contracts .....................................................................        (50,095,900)
------------------------------------------------------------------------------------------  -----------------
                                                                                              (15,793,456,838)
                                                                                            -----------------
 Net realized and unrealized gain (loss) .................................................     (8,638,495,246)
------------------------------------------------------------------------------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................  $  (7,632,290,021)
==========================================================================================  =================



   The accompanying notes are an integral part of these financial statements.

                                     SAI-54

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND




Combined Statement of Changes in Net Assets




                                                                                              YEAR ENDED DECEMBER 31,
                                                                                             2000                   1999
                                                                                     --------------------   -------------------
FROM OPERATIONS
Net investment income (loss) .....................................................    $   1,006,205,225       $ 1,011,360,894
Net realized gain (loss) .........................................................        7,154,961,592         2,842,414,355
Net change in unrealized appreciation (depreciation) .............................      (15,793,456,838)       10,918,021,973
-----------------------------------------------------------------------------------   -----------------       ---------------
Net increase (decrease) in net assets resulting from operations ..................       (7,632,290,021)       14,771,797,222
-----------------------------------------------------------------------------------   -----------------       ---------------
Distributions of securities lending fee income allocated to the S&P 500
 Flagship Fund participants ......................................................           (9,515,633)           (3,157,080)
-----------------------------------------------------------------------------------   -----------------       ---------------
Net increase (decrease) in net assets resulting from participant transactions ....       (5,560,073,356)       12,442,118,485
-----------------------------------------------------------------------------------   -----------------       ---------------
Net increase (decrease) in net assets ............................................      (13,201,879,010)       27,210,758,627
NET ASSETS
 Beginning of year ...............................................................       89,895,016,599        62,684,257,972
-----------------------------------------------------------------------------------   -----------------       ---------------
 End of year .....................................................................    $  76,693,137,589       $89,895,016,599
===================================================================================   =================       ===============


   The accompanying notes are an integral part of these financial statements.

                                     SAI-55

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP NON-LENDING FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)




                                                                         YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                        2000          1999          1998          1997         1996
                                                    -----------   -----------   -----------   -----------   ----------
Net investment income (loss) (a) ................    $   2.87      $   2.98      $   2.76      $   2.64      $   2.48
Net realized and unrealized gain (loss) .........     ( 25.33)        40.09         42.70         37.22         19.86
--------------------------------------------------   --------      --------      --------      --------      --------
Net increase (decrease) .........................     ( 22.46)        43.07         45.46         39.86         22.34
NET ASSET VALUE
Beginning of year ...............................      247.79        204.72        159.26        119.40         97.06
--------------------------------------------------   --------      --------      --------      --------      --------
End of year .....................................    $ 225.33      $ 247.79      $ 204.72      $ 159.26      $ 119.40
==================================================   ========      ========      ========      ========      ========
Total return (%)(b) .............................     (  9.06)        21.04         28.54         33.38         23.02
==================================================   ========      ========      ========      ========      ========
Ratio of expenses to average
 net assets (%)(c) ..............................        0.00          0.00          0.00          0.00          0.00
--------------------------------------------------   --------      --------      --------      --------      --------
Ratio of net investment income (loss) to
 average assets (%) .............................        1.19          1.34          1.55          1.85          2.33
--------------------------------------------------   --------      --------      --------      --------      --------
Portfolio turnover (%) ..........................          26            13            18            18            27
--------------------------------------------------   --------      --------      --------      --------      --------
Net assets, end of year (000,000s) ..............    $ 12,332      $ 14,321      $ 12,791      $  7,563      $  3,339
==================================================   ========      ========      ========      ========      ========

(a) Net investment income (loss) per unit has been calculated based upon an average of month-end units outstanding.

(b) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in net asset value per unit between the beginning and end of the year. The calculation includes only those expenses charged directly to the Non-Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(c)        Zero amount represents that which is less than 0.005%.



   The accompanying notes are an integral part of these financial statements.

                                     SAI-56

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)




                                                                         YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                        2000          1999          1998          1997         1996
                                                    -----------   -----------   -----------   -----------   ----------
Net investment income (loss)(a) .................    $   2.90      $   2.99      $   2.77      $   2.64      $   2.48
Net realized and unrealized gain (loss) .........     ( 25.33)        40.09         42.70         37.22         19.86
Distribution of securities lending fee
 income (b) .....................................     (  0.03)      (  0.01)      (  0.01)      ( .0.00)      (  0.00)
--------------------------------------------------   --------      --------      --------      --------      --------
Net increase (decrease) .........................     ( 22.46)        43.07         45.46         39.86         22.34
NET ASSET VALUE
Beginning of year ...............................      247.79        204.72        159.26        119.40         97.06
--------------------------------------------------   --------      --------      --------      --------      --------
End of year .....................................    $ 225.33      $ 247.79      $ 204.72      $ 159.26      $ 119.40
==================================================   ========      ========      ========      ========      ========
Total return (%)(c) .............................     (  9.05)        21.04         28.55         33.38         23.02
==================================================   ========      ========      ========      ========      ========
Ratio of expenses to average net
 assets (%)(d) ..................................        0.00          0.00          0.00          0.00          0.00
--------------------------------------------------   --------      --------      --------      --------      --------
Ratio of net investment income (loss) to
 average net assets (%) .........................        1.20          1.35          1.55          1.86          2.33
--------------------------------------------------   --------      --------      --------      --------      --------
Portfolio turnover (%) ..........................          26            13            18            18            27
--------------------------------------------------   --------      --------      --------      --------      --------
Net assets, end of year (000,000s) ..............    $ 64,361      $ 75,574      $ 49,893      $ 36,664      $ 20,916
==================================================   ========      ========      ========      ========      ========

(a) Net investment income (loss) per unit has been calculated based upon an average of month-end units outstanding.

(b) Zero amount represents that which is less than $0.005 per unit or $(0.005) if negative.

(c) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year and assumes reinvestment of distributions, if any. The calculation includes only those expenses charged directly to the Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(d)        Zero amount represents that which is less than 0.005%.


   The accompanying notes are an integral part of these financial statements.

                                     SAI-57

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000

                                                    SHARES             VALUE
                                                 ------------   ------------------
COMMON STOCK -- 99.0% (unless otherwise noted)

Abbott Laboratories ..........................   10,063,264      $   487,439,350
Adaptec Inc. .................................      669,829            6,865,747
ADC Telecommunications Inc. ..................    4,991,962           90,479,311
Adobe Systems Inc. ...........................    1,554,204           90,435,245
Adolph Coors Co. .............................      225,961           18,147,493
Advanced Micro Devices Inc. ..................    1,979,796           27,345,932
AES Corp. ....................................    2,955,047          163,635,728
Aetna Inc. ...................................      920,538           37,799,592
Aflac Inc. ...................................    1,722,740          124,360,294
Agilent Technologies Inc. ....................    2,912,374          159,452,476
Air Products & Chemicals Inc. ................    1,496,152           61,342,232
Alberto Culver Co. ...........................      358,130           15,332,441
Albertson's Inc. .............................    2,738,628           72,573,642
Alcan Aluminum Ltd. ..........................    2,089,298           71,427,875
Alcoa Inc. ...................................    5,646,118          189,144,953
Allegheny Energy Inc. ........................      711,300           34,275,769
Allegheny Technologies Inc. ..................      525,933            8,349,186
Allergan Inc. ................................      841,269           81,445,355
Allied Waste Industries Inc. .................    1,180,130           17,185,643
Allstate Corp. ...............................    4,774,620          207,994,384
Alltel Corp. .................................    2,043,489          127,590,344
Altera Corp. .................................    2,571,145           67,653,253
Alza Corp. ...................................    1,518,728           64,545,940
Ambac Inc. ...................................      679,000           39,594,188
Amerada Hess Corp. ...........................      580,720           42,428,855
Ameren Corp. .................................      866,427           40,126,400
America Online Inc. ..........................   15,065,103          524,265,584
American Electric Power Co., Inc. ............    2,108,448           98,042,832
American Express Corp. .......................    8,600,066          472,466,126
American General Corp. .......................    1,640,862          133,730,253
American Greetings Corp. .....................      414,569            3,912,495
American Home Products Corp ..................    8,482,451          539,059,761
American International Group Inc. ............   15,042,462        1,482,622,661
American Power Conversion Corp. ..............    1,252,819           15,503,635
Amgen Inc. ...................................    6,680,711          427,147,960
AMR Corp. ....................................      950,075           37,231,064
AmSouth Bancorp. .............................    2,423,902           36,964,506
Anadarko Petroleum Corp. .....................    1,608,652          114,342,984
Analog Devices Inc. ..........................    2,291,189          117,280,237
Andrew Corp. .................................      529,509           11,516,821
Anheuser Busch Cos., Inc. ....................    5,845,780          265,982,990
Aon Corp. ....................................    1,657,293           56,762,285
Apache Corp. .................................      783,671           54,905,949
Apple Computer ...............................    2,109,953           31,385,551
Applera Corp. Applied Biosystems .............    1,342,293          126,259,435
Applied Materials Inc. .......................    5,210,198          198,964,436
Applied Micro Circuits Corp. .................    1,606,000          120,433,779
Archer Daniels Midland Co. ...................    4,072,858           61,092,870
Ashland Inc. .................................      434,464           15,592,913

   The accompanying notes are an integral part of these financial statements.

                                     SAI-58

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
AT&T Corp. ........................................    24,261,954     $   420,035,079
Autodesk Inc. .....................................       355,715           9,582,073
Automatic Data Processing Inc. ....................     4,052,412         256,568,335
Autozone Inc. .....................................       823,961          23,482,889
Avaya Inc. ........................................     1,760,301          18,153,104
Avery Dennison Corp. ..............................       723,507          39,702,447
Avon Products Inc. ................................     1,529,470          73,223,376
B.F. Goodrich Co. .................................       651,584          23,701,368
Baker Hughes Inc. .................................     2,136,532          88,799,611
Ball Corp. ........................................       191,453           8,818,804
Bank of America Corp. .............................    10,520,985         482,650,187
Bank of New York Co., Inc. ........................     4,767,482         263,105,413
Bank One Corp. ....................................     7,475,739         273,798,941
Barrick Gold Corp. ................................     2,520,781          41,290,393
Bausch & Lomb Inc. ................................       356,101          14,399,834
Baxter International Inc. .........................     1,887,181         166,661,672
BB&T Corp. ........................................     2,575,924          96,114,164
Bear Stearns & Cos., Inc. .........................       695,606          35,258,529
Becton Dickinson & Co. ............................     1,656,065          57,341,251
Bed Bath & Beyond Inc. ............................     1,782,910          39,892,611
Bellsouth Corp. ...................................    12,088,302         494,864,863
Bemis Co., Inc. ...................................       331,330          11,120,263
Best Buy Co., Inc. ................................     1,318,910          38,990,277
Biogen Inc. .......................................       968,659          58,180,081
Biomet Inc. .......................................     1,128,951          44,805,243
Black & Decker Corp. ..............................       539,941          21,192,684
BMC Software Inc. .................................     1,550,155          21,702,170
Boeing Co. ........................................     5,762,333         380,313,978
Boise Cascade Corp. ...............................       370,936          12,472,723
Boston Scientific Corp. ...........................     2,630,507          36,005,065
Briggs & Stratton Corp. ...........................       135,806           6,026,391
Bristol-Myers Squibb Co. ..........................    12,677,141         937,316,113
Broadcom Corp .....................................     1,516,342         128,130,899
Broadvision Inc. ..................................     1,721,719          20,337,806
Brown Forman Corp. ................................       439,758          29,243,907
Brunswick Corp. ...................................       581,348           9,555,908
Burlington Northern Santa Fe Inc. .................     2,651,455          75,069,320
Burlington Resources Inc. .........................     1,396,274          70,511,837
C.R. Bard Inc. ....................................       310,799          14,471,578
Cabletron Systems Inc. ............................     1,190,918          17,938,202
Calpine Corp. .....................................     1,821,800          82,094,862
Campbell Soup Co. .................................     2,726,316          94,398,691
Capital One Financial Corp. .......................     1,258,593          82,831,152
Cardinal Health Inc. ..............................     1,790,809         178,409,347
Carnival Cruise Lines Inc. ........................     3,809,300         117,374,056
Caterpillar Inc. ..................................     2,244,131         106,175,448
Cendant Corp. .....................................     4,660,881          44,860,980
Centex Corp. ......................................       361,522          13,579,670
Centurytel Inc. ...................................       915,619          32,733,379
Ceridian Corp. ....................................       935,839          18,658,290
Charles Schwab Corp. ..............................     8,896,918         252,450,048

The accompanying notes are an integral part of these financial statements.


                                     SAI-59

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
Charter One Financial Inc. ........................     1,358,444     $    39,225,071
Chevron Corp. .....................................     4,140,919         349,648,848
Chiron Corp. ......................................     1,238,300          55,104,350
Chubb Corp. .......................................     1,126,675          97,457,387
CIGNA Corp. .......................................     1,015,196         134,310,431
CInc.innati Financial Corp. .......................     1,049,094          41,504,781
Cinergy Corp. .....................................     1,027,678          36,097,190
Circuit City Stores Inc. ..........................     1,332,068          15,318,782
Cisco Systems Inc. ................................    46,546,376       1,780,398,882
CIT Group Inc. ....................................     1,695,926          34,130,511
Citigroup Inc. ....................................    32,508,898       1,659,985,591
Citrix Systems Inc. ...............................     1,179,656          26,542,260
Clear Channel Communications ......................     3,775,235         182,862,945
Clorox Co. ........................................     1,508,554          53,553,667
CMS Energy Corp. ..................................       778,207          24,659,434
Coastal Corp. .....................................     1,383,410         122,172,396
Coca Cola Co. .....................................    16,044,115         977,688,258
Coca Cola Enterprises Inc. ........................     2,663,950          50,615,050
Colgate Palmolive Co. .............................     3,702,960         239,026,068
Comcast Corp. Class A .............................        30,000           1,239,375
Comcast Corp. Class A Special .....................     5,843,295         243,957,566
Comerica Inc. .....................................     1,008,672          59,889,900
Compaq Computer Corp. .............................    10,985,951         165,338,563
Computer Associates International Inc. ............     3,805,024          74,197,968
Computer Sciences Corp. ...........................     1,080,827          64,984,723
Compuware Corp. ...................................     2,388,487          14,928,044
Comverse Technology Inc. ..........................     1,061,402         115,294,792
ConAgra Inc. ......................................     3,453,744          89,797,344
Conexant Systems Inc. .............................     1,465,890          22,538,059
Conoco Inc.--Class B ..............................     4,052,737         117,276,077
Conseco Inc. ......................................     2,034,531          26,830,378
Consolidated Edison Inc. ..........................     1,374,146          52,904,621
Consolidated Stores Corp. .........................       720,120           7,651,275
Constellation Energy Group ........................       977,185          44,034,399
Convergys Corp. ...................................       998,177          45,229,895
Cooper Industries Inc. ............................       609,067          27,979,015
Cooper Tire & Rubber Co. ..........................       488,633           5,191,726
Corning Inc. ......................................     6,078,172         321,003,459
Costco Wholesale Corp. ............................     2,876,920         114,896,992
Countrywide Credit Industries Inc. ................       749,343          37,654,486
Crane Co. .........................................       393,747          11,197,180
CSX Corp. .........................................     1,411,404          36,608,291
Cummins Engine Co., Inc. ..........................       271,924          10,316,117
CVS Corp. .........................................     2,565,899         153,793,571
Dana Corp. ........................................       962,705          14,741,420
Danaher Corp. .....................................       903,494          61,776,402
Darden Restaurants Inc. ...........................       788,157          18,029,091
Deere & Co. .......................................     1,515,623          69,434,479
Dell Computer Corp. ...............................    16,703,674         291,270,315
Delphi Automotive Systems Corp. ...................     3,636,668          40,912,515
Delta Air Lines Inc. ..............................       791,156          39,706,142
The accompanying notes are an integral part of these financial statements.


                                     SAI-60

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
DeLuxe Corp. ......................................       437,858     $    11,064,672
Devon Energy Corp. ................................       814,685          49,671,344
Dillards Inc. .....................................       604,501           7,140,668
Dollar General Corp. ..............................     2,108,615          39,800,108
Dominion Resources Inc. Virginia ..................     1,536,278         102,930,626
Dover Corp. .......................................     1,319,789          53,533,941
Dow Chemical Co. ..................................     4,382,621         160,513,494
Dow Jones & Co., Inc. .............................       564,182          31,946,806
DTE Energy Co. ....................................       905,222          35,247,082
Duke Power Co. ....................................     2,370,384         202,075,236
Dynegy Inc. .......................................     2,083,500         116,806,219
E.I. du Pont de Nemours & Co ......................     6,766,686         326,915,517
Eastman Chemical Co. ..............................       486,031          23,694,011
Eastman Kodak Co. .................................     1,985,996          78,198,592
Eaton Corp. .......................................       470,638          35,386,095
Ecolab Inc. .......................................       820,672          35,442,772
Edison International ..............................     2,132,622          33,322,219
El Paso Energy Corp. ..............................     1,490,768         106,776,258
Electronic Data Systems Corp ......................     3,045,304         175,866,306
Eli Lilly & Co. ...................................     7,292,836         678,689,550
EMC Corp. .........................................    14,180,742         943,019,343
Emerson Electric Co. ..............................     2,758,959         217,440,456
Engelhard Corp. ...................................       829,349          16,897,986
Enron Corp. .......................................     4,827,689         401,301,648
Entergy Corp. .....................................     1,437,716          60,833,358
Eog Resources Inc. ................................       747,300          40,867,969
Equifax Inc. ......................................       900,044          25,820,012
Exelon Corp. ......................................     2,096,158         147,171,253
Exxon Mobil Corp. .................................    22,457,112       1,952,365,174
Federal Home Loan Mortgage Corp. ..................     4,539,661         312,669,151
Federated Department Stores Inc. ..................     1,342,304          46,980,640
Fedex Corp. .......................................     1,837,021          73,407,359
Fifth Third Bancorp ...............................     2,989,440         178,619,040
First Data Corp. ..................................     2,553,627         134,544,223
First Union Corp. .................................     6,372,733         177,241,637
Firstar Corp. (Wisconsin) .........................     6,216,004         144,522,093
Firstenergy Corp. .................................     1,475,153          46,559,517
Fleet Boston Corp. ................................     5,866,054         220,343,653
Fluor Corp. .......................................       504,938          16,694,513
FMC Corp. .........................................       199,326          14,289,183
FNMA ..............................................     6,516,889         565,340,121
Ford Motor Co. Delaware ...........................    12,229,982         286,640,203
Forest Laboratories Inc. ..........................       570,100          75,752,037
Fortune Brands Inc. ...............................     1,000,262          30,007,860
FPL Group Inc. ....................................     1,167,232          83,748,896
Franklin Resources Inc. ...........................     1,572,687          59,919,375
Freeport-McMoran Copper & Gold Inc. ...............       959,551           8,216,155
Gannett Co., Inc. .................................     1,699,687         107,186,511
Gap Inc. ..........................................     5,526,153         140,916,901
Gateway Inc. ......................................     2,071,454          37,265,457
General Dynamics Corp. ............................     1,302,483         101,593,674
The accompanying notes are an integral part of these financial statements.


                                     SAI-61

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
General Electric Co. ..............................    64,130,892     $ 3,074,274,635
General Mills Inc. ................................     1,840,422          82,013,805
General Motors Corp. ..............................     3,641,475         185,487,633
Genuine Parts Co. .................................     1,111,875          29,117,227
Georgia Pacific Corp. .............................     1,473,146          45,851,668
Gillette Co. ......................................     6,805,737         245,857,249
Global Crossing Ltd. ..............................     5,596,792          80,104,085
Golden West Financial Corp. .......................     1,021,851          68,974,942
Goodyear Tire & Rubber Co. ........................     1,009,481          23,207,968
GPU Inc. ..........................................       783,701          28,849,993
Great Lakes Chemical Corp. ........................       340,384          12,658,030
Guidant Corp. .....................................     1,972,678         106,401,320
H&R Block Inc. ....................................       631,429          26,125,375
H.J. Heinz Co. ....................................     2,240,284         106,273,472
Halliburton Co. ...................................     2,891,378         104,812,452
Harcourt General Inc. .............................       467,568          26,744,890
Harley Davidson Inc. ..............................     1,959,361          77,884,600
Harrahs Entertainment Inc. ........................       765,146          20,180,726
Hartford Financial Services Group .................     1,445,120         102,061,600
Hasbro Inc. .......................................     1,149,110          12,209,294
Hca Healthcare Co. ................................     3,596,469         158,280,601
Healthsouth Rehabilitation ........................     2,537,302          41,389,739
Hercules Inc. .....................................       691,797          13,187,380
Hershey Foods Corp. ...............................       879,884          56,642,533
Hewlett Packard Co. ...............................    12,793,950         403,809,047
Hilton Hotels Corp. ...............................     2,321,699          24,377,840
Home Depot Inc. ...................................    14,952,446         683,139,877
Homestake Mining Co. ..............................     1,698,541           7,112,640
Honeywell International Inc. ......................     5,169,552         244,584,429
Household International Inc. ......................     3,043,790         167,408,450
Humana Inc. .......................................     1,078,246          16,443,252
Huntington Bancshares Inc. ........................     1,565,965          25,349,058
IBM Corp. .........................................    11,317,651         962,000,335
Illinois Tool Works Inc. ..........................     1,954,655         116,424,138
IMS Health Inc. ...................................     1,913,689          51,669,603
INC.O Ltd. ........................................     1,112,146          18,639,567
Ingersoll Rand Co. ................................     1,052,409          44,069,627
Intel Corp. .......................................    43,530,481       1,308,635,085
International Flavors & Fragrances ................       660,335          13,413,055
International Paper Co. ...........................     3,126,136         127,585,425
Interpublic Group of Cos., Inc. ...................     1,989,890          84,694,693
Intuit ............................................     1,312,200          51,749,888
ITT Industries Inc. ...............................       580,242          22,484,378
J P Morgan Chase & Co. ............................     8,481,935         385,397,922
J.C. Penney Co., Inc. .............................     1,803,129          19,609,028
J.P. Morgan & Co., Inc. ...........................     1,026,537         169,891,873
JDS Uniphase Corp. ................................     6,200,479         258,482,468
Jefferson-Pilot Corp. .............................       661,568          49,452,208
Johnson & Johnson .................................     9,015,753         947,217,550
Johnson Controls Inc. .............................       559,266          29,081,832
K-Mart Corp. ......................................     3,138,731          16,674,508
The accompanying notes are an integral part of these financial statements.


                                     SAI-62

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
Kaufman & Broad Home Corp .........................       304,016     $    10,241,539
Kellogg Co. .......................................     2,624,968          68,905,410
Kerr McGee Corp. ..................................       607,472          40,662,657
Keycorp ...........................................     2,775,806          77,722,568
Keyspan Corp. .....................................       874,958          37,076,345
Kimberly-Clark Corp. ..............................     3,488,471         246,600,015
Kinder Morgan Inc. Kansas .........................       750,500          39,166,719
King Pharmaceuticals Inc. .........................     1,071,634          55,390,082
KLA Instruments Corp. .............................     1,207,169          40,666,506
Knight-Ridder Inc. ................................       501,149          28,502,849
Kohls Corp. .......................................     2,109,854         128,701,094
Kroger Co. ........................................     5,397,731         146,076,095
Leggett & Platt Inc. ..............................     1,227,853          23,252,466
Lehman Brothers Holdings Inc. .....................     1,575,600         106,549,950
Lexmark International Group Inc. ..................       832,215          36,877,527
Ltd. Inc. .........................................     2,772,459          47,305,082
LInc.oln National Corp. ...........................     1,231,991          58,288,574
Linear Technology Corp. ...........................     2,005,119          92,736,754
Liz Claiborne Inc. ................................       347,429          14,461,732
Lockheed Martin Corp. .............................     2,753,068          93,466,659
Loews Corp. .......................................       645,164          66,814,797
Longs Drug Stores Corp. ...........................       237,992           5,741,557
Louisiana-Pacific Corp. ...........................       619,628           6,273,734
Lowes Cos., Inc. ..................................     2,483,101         110,497,994
LSI Logic Corp. ...................................     1,988,703          33,986,934
Lucent Technologies Inc. ..........................    21,577,721         291,299,233
Manor Care Inc. ...................................       621,302          12,814,354
Marriott International Inc. .......................     1,552,781          65,604,997
Marsh & McLennan Cos., Inc. .......................     1,778,757         208,114,569
Masco Corp. .......................................     2,915,046          74,880,244
Massey Energy Corp. ...............................       505,938           6,450,710
Mattel Inc. .......................................     2,767,776          39,966,685
Maxim Integrated Products Inc. ....................     1,823,739          87,197,521
May Department Stores Co. .........................     1,921,466          62,928,011
Maytag Corp. ......................................       507,716          16,405,573
MBIA Inc. .........................................       626,570          46,444,501
MBNA Corp. ........................................     5,462,627         201,775,785
McDermott International Inc. ......................       356,171           3,828,838
McDonald's Corp. ..................................     8,558,268         290,981,112
McGraw-Hill Inc. ..................................     1,260,445          73,893,588
Mckesson Hboc Inc. ................................     1,805,529          64,800,436
Mead Corp. ........................................       691,009          21,680,407
Medimmune Inc. ....................................     1,343,749          64,080,030
Medtronic Inc. ....................................     7,770,484         469,142,971
Mellon Financial Corp. ............................     3,157,438         155,306,482
Merck & Co., Inc. .................................    14,934,195       1,398,214,007
Mercury Interactive Corp. .........................       515,352          46,510,518
Meredith Corp. ....................................       315,010          10,139,384
Merrill Lynch & Co., Inc. .........................     5,224,420         356,240,139
Metlife Inc. ......................................     4,934,700         172,714,500
MGIC Investment Corp. .............................       696,432          46,965,633
The accompanying notes are an integral part of these financial statements.


                                     SAI-63

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
Micron Technology Inc. ............................     3,636,229     $   129,086,129
Microsoft Corp. ...................................    34,486,246       1,495,840,920
Millipore Corp. ...................................       296,621          18,687,123
Minnesota Mining & Manufacturing Co. ..............     2,564,056         308,968,748
Molex Inc. ........................................     1,263,953          44,870,332
Moodys Corp. ......................................     1,059,024          27,203,679
Morgan Stanley Dean Witter Discover & Co ..........     7,272,214         576,322,959
Motorola Inc. .....................................    14,110,617         285,739,994
Nabors Industries Inc. ............................       945,600          55,932,240
National City Corp. ...............................     3,908,852         112,379,495
National Semiconductor Corp .......................     1,131,731          22,776,086
National Service Industries Inc. ..................       264,419           6,792,263
Navistar International Corp. ......................       383,166          10,034,160
NCR Corp. .........................................       619,163          30,416,382
Network Appliance Inc. ............................     2,016,719         129,542,685
New York Times Co. ................................     1,084,237          43,437,245
Newell Rubbermaid Inc. ............................     1,718,230          39,089,733
Newmont Mining Corp. ..............................     1,111,514          18,965,208
Nextel Communications Inc. ........................     4,891,603         121,067,174
Niagara Mohawk Holdings Inc. ......................     1,036,382          17,294,625
Nicor Inc. ........................................       300,451          12,975,728
Nike Inc. .........................................     1,737,107          96,952,284
Nisource Inc. .....................................     1,313,669          40,395,322
Nordstrom Inc. ....................................       869,935          15,821,943
Norfolk Southern Corp. ............................     2,471,350          32,899,847
Nortel Networks Corp. .............................    19,983,132         640,709,170
Northern Trust Corp. ..............................     1,433,100         116,887,219
Northrop Grumman Corp. ............................       452,662          37,570,946
Novell Inc. .......................................     2,109,556          11,009,245
Novellus Systems Inc. .............................       843,247          30,304,189
Nucor Corp. .......................................       523,752          20,786,408
Occidental Petroleum Corp. ........................     2,378,134          57,669,749
Office Depot Inc. .................................     1,972,366          14,053,108
Old Kent Financial Corp. ..........................       892,646          39,053,263
Omnicom Group Inc. ................................     1,147,906          95,132,710
Oneok Inc. ........................................       185,581           8,931,086
Oracle Corp. ......................................    36,194,268       1,051,895,914
PACCAR Inc. .......................................       479,575          23,619,069
Pactiv Corp. ......................................     1,088,963          13,475,917
Pall Corp. ........................................       804,021          17,135,698
Palm Inc. .........................................     3,626,210         102,667,071
Parametric Technology Corp. .......................     1,778,663          23,900,784
Parker Hannifin Corp. .............................       708,191          31,248,928
Paychex Inc. ......................................     2,403,242         116,857,642
Peoples Energy Corp. ..............................       229,219          10,257,550
PeopleSoft Inc. ...................................     1,786,448          66,433,535
PepsiCo Inc. ......................................     9,350,155         463,417,057
Perkinelmer Inc. ..................................       323,896          34,009,080
Pfizer Inc. .......................................    40,799,922       1,876,796,412
PG&E Corp. ........................................     2,468,173          49,363,460
Pharmacia Corp. ...................................     8,396,715         512,199,615
The accompanying notes are an integral part of these financial statements.


                                     SAI-64

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)                  SHARES            VALUE
------------------------------------------------------------   -------------   -----------------
Phelps Dodge Corp. .........................................       513,223      $    28,644,259
Philip Morris Cos., Inc. ...................................    14,343,837          631,128,828
Phillips Petroleum Co. .....................................     1,638,252           93,175,582
Pinnacle West Capital Corp. ................................       544,876           25,949,720
Pitney Bowes Inc. ..........................................     1,647,614           54,577,214
Placer Dome Inc. ...........................................     2,099,193           20,204,733
PNC Bank Corp. .............................................     1,873,747          136,900,640
Potlatch Corp. .............................................       184,939            6,207,015
Power One Inc. .............................................       480,200           18,877,863
PPG Industries Inc. ........................................     1,121,359           51,932,939
Ppl Corp. ..................................................       926,305           41,857,407
Praxair Inc. ...............................................     1,025,282           45,496,889
Price T Rowe Group Inc. ....................................       786,375           33,236,631
Procter & Gamble Co. .......................................     8,442,029          662,171,650
Progress Energy Inc. .......................................     1,430,815           70,378,203
Progress Energy Inc. (contingent value obligation) .........       324,600              146,070
Progressive Corp. ..........................................       473,348           49,050,687
Providian Financial Corp. ..................................     1,836,790          105,615,425
Public Service Enterprise Group Inc. .......................     1,390,020           67,589,722
Pulte Corp. ................................................       272,551           11,498,245
Qlogic Corp. ...............................................       614,300           47,301,100
Quaker Oats Co. ............................................       845,635           82,343,708
Qualcomm Inc. ..............................................     4,834,134          397,305,388
Quintiles Transnational Corp ...............................       731,148           15,308,411
Qwest Communications International Inc. ....................    10,706,629          438,971,789
R.R. Donnelley & Sons Co. ..................................       759,800           20,514,600
Radioshack Corp. ...........................................     1,196,471           51,223,915
Ralston Purina Co. .........................................     1,969,220           51,445,873
Raytheon Co. Class B .......................................     2,204,829           68,487,501
Reebok International Ltd. ..................................       357,243            9,767,024
Regions Financial Corp. ....................................     1,421,273           38,818,519
Reliant Energy Inc. ........................................     1,898,217           82,216,524
Robert Half International Inc. .............................     1,170,300           31,012,950
Rockwell International Corp. ...............................     1,205,392           57,406,794
Rohm & Haas Co. ............................................     1,397,028           50,729,579
Rowan Cos., Inc. ...........................................       590,024           15,930,648
Royal Dutch Petroleum Co. ..................................    13,850,596          838,826,720
Ryder Systems Inc. .........................................       379,476            6,308,789
Sabre Group Holdings Inc. ..................................       848,842           36,606,311
SAFECO Corp. ...............................................       822,797           27,049,451
Safeway Inc. ...............................................     3,217,305          201,081,562
Sanmina Corp. ..............................................       978,192           74,953,962
Sapient Corp. ..............................................       764,942            9,131,495
Sara Lee Corp. .............................................     5,394,944          132,513,312
SBC Communications Inc. ....................................    21,888,525        1,045,177,069
Schering-Plough Corp. ......................................     9,438,955          535,660,696
Schlumberger Ltd. ..........................................     3,678,392          294,041,460
Scientific Atlanta Inc. ....................................     1,026,733           33,432,993
Sealed Air Corp. ...........................................       543,989           16,591,665
Sears Roebuck & Co. ........................................     2,224,978           77,317,985
Sempra Energy ..............................................     1,323,484           30,771,003
The accompanying notes are an integral part of these financial statements.


                                     SAI-65

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
Sherwin-Williams Co. ..............................     1,047,754     $    27,569,027
Siebel Systems Inc. ...............................     2,769,766         187,305,426
Sigma Aldrich Corp. ...............................       520,449          20,460,151
Snap On Inc. ......................................       389,297          10,851,654
Solectron Corp. ...................................     4,186,756         141,931,028
Southern Co. ......................................     4,357,775         144,896,019
Southtrust Corp. ..................................     1,099,200          44,723,700
Southwest Airlines Co. ............................     3,209,365         107,610,008
Sprint Corp. ......................................     5,689,394         115,565,816
Sprint Corp. PCS ..................................     5,998,009         122,584,309
St. Jude Medical Inc. .............................       538,939          33,111,065
St. Paul Cos. Inc. ................................     1,464,427          79,536,691
Stanley Works .....................................       567,583          17,701,495
Staples Inc. ......................................     2,953,577          34,889,128
Starbucks Corp. ...................................     1,186,749          52,513,643
Starwood Hotels & Resorts .........................     1,324,300          46,681,575
State Street Corp. # ..............................     1,042,870         129,534,883
Stilwell Financial Inc. ...........................     1,442,495          56,888,397
Stryker Corp. .....................................     1,264,300          63,960,937
Summit Bancorp ....................................     1,134,970          43,341,667
Sun Microsystems Inc. .............................    20,790,762         579,542,491
Sunoco Inc. .......................................       566,769          19,093,031
Suntrust Banks Inc. ...............................     1,921,679         121,065,777
Supervalu Inc. ....................................       868,938          12,056,515
Symbol Technologies Inc. ..........................       936,000          33,696,000
Synovus Financial Corp. ...........................     1,815,780          48,912,574
Sysco Corp. .......................................     4,289,254         128,677,620
Target Corp. ......................................     5,790,166         186,732,853
Tektronix Inc. ....................................       618,938          20,850,474
Tellabs Inc. ......................................     2,647,151         149,564,031
Temple Inland Inc. ................................       329,653          17,677,642
Tenet Healthcare Corp. ............................     2,043,880          90,824,917
Teradyne Inc. .....................................     1,116,473          41,588,619
Texaco Inc. .......................................     3,556,337         220,937,436
Texas Instruments Inc. ............................    11,181,016         529,700,633
Textron Inc. ......................................       947,220          44,045,730
Thermo Electron Corp. .............................     1,135,600          33,784,100
Thomas & Betts Corp. ..............................       383,539           6,208,538
Tiffany & Co. .....................................       937,544          29,649,829
Time Warner Inc. ..................................     8,596,299         449,070,660
Timken Co. ........................................       393,475           5,951,309
TJX Cos., Inc. ....................................     1,886,938          52,362,530
Torchmark Corp. ...................................       803,377          30,879,803
Tosco Corp. .......................................       931,995          31,629,580
Toys R Us Inc. ....................................     1,399,297          23,350,769
Transocean Sedco Forex Inc. .......................     1,355,629          62,358,934
Tribune Co. .......................................     1,986,091          83,912,345
Tricon Global Restaurants Inc. ....................       958,423          31,627,959
TRW Inc. ..........................................       811,724          31,454,305
Tupperware Corp. ..................................       376,297           7,690,570
TXU Corp. .........................................     1,711,157          75,825,645
The accompanying notes are an integral part of these financial statements.


                                     SAI-66

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
Tyco International Ltd. ...........................    11,281,561     $   626,126,635
Unilever NV .......................................     3,686,928         232,046,031
Union Carbide Corp. ...............................       870,386          46,837,647
Union Pacific Corp. ...............................     1,603,625          81,383,969
Union Planters Corp. ..............................       872,295          31,184,546
Unisys Corp. ......................................     2,003,332          29,298,731
United Technologies Corp. .........................     3,022,634         237,654,598
Unitedhealth Group Inc. ...........................     2,078,296         127,555,417
Unocal Corp. ......................................     1,595,363          61,720,606
Unumprovident Corp. ...............................     1,561,616          41,968,430
US Bancorp ........................................     4,839,018         141,238,823
Usa Education Inc. ................................     1,059,932          72,075,376
USAir Group Inc. ..................................       435,464          17,663,509
UST Inc. ..........................................     1,056,784          29,656,001
USX Marathon Group ................................     2,085,025          57,859,444
USX United States Steel ...........................       596,661          10,739,898
Veritas Software Co. ..............................     2,516,155         220,163,562
Verizon Communications ............................    17,399,772         872,163,581
VF Corp. ..........................................       746,023          27,035,874
Viacom Inc. Class B ...............................     9,802,977         458,289,175
Visteon Corp. .....................................       849,797           9,772,665
Vitesse Semiconductor Corp. .......................     1,161,100          64,223,344
Vulcan Materials Co. ..............................       657,411          31,473,552
W.W. Grainger Inc. ................................       592,996          21,644,354
Wachovia Corp. ....................................     1,309,420          76,110,037
Wal-Mart Stores Inc. ..............................    28,891,735       1,534,873,422
Walgreen Co. ......................................     6,524,630         272,811,092
Walt Disney Co. ...................................    13,433,184         388,722,762
Washington Mutual Inc. ............................     3,511,964         186,353,590
Waste Management Inc. .............................     4,036,948         112,025,307
Watson Pharmaceuticals Inc. .......................       665,134          34,046,547
Wellpoint Health Networks Inc. ....................       402,964          46,441,601
Wells Fargo & Co. .................................    11,019,901         613,670,737
Wendy's International Inc. ........................       798,662          20,964,878
Westvaco Corp. ....................................       650,820          18,995,809
Weyerhaeuser Co. ..................................     1,454,210          73,801,157
Whirlpool Corp. ...................................       465,547          22,200,773
Willamette Industries Inc. ........................       715,152          33,567,447
William Wrigley Jr. Co. ...........................       732,958          70,226,538
Williams Cos., Inc. ...............................     2,849,825         113,814,886
Winn Dixie Stores Inc. ............................       930,842          18,035,064
Worldcom Inc. .....................................    18,641,588         260,982,232
Worthington Industries ............................       556,701           4,488,402
Xcel Energy Inc. ..................................     2,155,441          62,642,504
Xerox Corp. .......................................     4,316,037          19,961,671
Xilinx Inc. .......................................     2,115,417          97,573,609
Yahoo Inc. ........................................     3,536,136         106,691,853
                                                                      ---------------
Total Common Stock ................................                    75,906,195,094
                                                                      ---------------



   The accompanying notes are an integral part of these financial statements.

                                     SAI-67

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
S&P 500 FLAGSHIP FUND
S&P 500 FLAGSHIP NON-LENDING FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


                                                                              UNITS             VALUE
                                                                         --------------  ------------------
STATE STREET BANK AND TRUST COMPANY COLLECTIVE INVESTMENT FUNDS -- 0.9%
SHORT TERM INVESTMENT FUND* ...........................................  689,328,064          689,328,064
                                                                                              -----------
                                                                          PRINCIPAL
                                                                         -----------
U.S. GOVERNMENT OBLIGATIONS -- 0.1%
UNITED STATES TREASURY BILLS (A)
15-March-2001 .........................................................  $75,600,000           74,701,662
------------------------------------------------------------------------ -----------          -----------
TOTAL INVESTMENTS -- 100%
(COST $58,525,704,111).................................................                   $76,670,224,820
========================================================================                  ===============

----------
# Parent company of State Street Bank and Trust Company.

*     Collective investment fund advised by State Street Global Advisors.

(a) At Deceember 31, 2000, U.S. Treasury Bills with principal of $75,600,000 were pledged to cover initial margin requirements for open futures contacts. The following long (short) futures contracts were open at December 31, 2000:




      FUTURES         NUMBER OF        NOTIONAL        MATURITY         UNREALIZED
     CONTRACTS        CONTRACTS          COST            DATE          GAIN/(LOSS)
------------------   -----------   ---------------   ------------   -----------------
   S&P 500 Index       2,385       $813,627,498      March 2001     $(17,633,748)

   The accompanying notes are an integral part of these financial statements.

                                     SAI-68

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                             S&P 500 FLAGSHIP FUND
                       S&P 500 FLAGSHIP NON-LENDING FUND
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE

     State Street Bank and Trust Company ("State Street Bank") S&P 500 Flagship Fund and State Street Bank and Trust Company S&P 500 Flagship Non-Lending Fund (collectively, the "Fund") were formed by State Street Bank under the Investment Funds for Tax Exempt Retirement Plans Declaration of Trust. The investment objective of the Fund is to replicate, as closely as possible, the return of S&P 500 Index. State Street Bank is Trustee and custodian of the Fund. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 A. SECURITY VALUATION

     Investments in securities listed on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation date or, if no sales are reported for that day, the last published sale price, or at fair value as determined in good faith by the Trustee. Short-term investments, if any, are stated at amortized cost, which approximates market value. Investments in regulated investment companies or other State Street Bank collective investment funds are valued at the net asset value per share/unit on the valuation date. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded.


 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on trade date. Realized gains and losses from investment transactions are determined using the average cost method. Dividend income, if any, is recorded net of applicable withholding taxes on the ex-dividend date. Interest income earned on securities, if any, is recorded on the accrual basis. Interest income includes accretion of discounts and amortization of premiums.


 C. INCOME TAXES

     It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

     The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made based upon the net asset value per unit and the closing market value on the valuation date of the securities bought or sold. The cost or proceeds of securities bought or sold are recorded at the execution price. Market effect is the difference between the execution price of the investment on the trade date and the investment's closing market value on the valuation date. Market effect and transaction costs (which include brokerage commissions, taxes and other direct costs related to the transactions), are recorded as realized gain/loss.


 E. EXPENSES

     Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to custody and audit fees. State Street Global Advisors receives investment management fees from the participating accounts and therefore, the Fund makes no payment for these services.


                                     SAI-69

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                             S&P 500 FLAGSHIP FUND
                         S&P FLAGSHIP NON-LENDING FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

 F. DISTRIBUTIONS TO PARTICIPANTS

     Net investment income (excluding securities lending fee income, if any) and net realized gains are retained by the Fund. Income generated by securities lending, if any, is distributed monthly to participants of the Lending Fund.


 G. FUTURES CONTRACTS

     The Fund may use futures contracts to manage exposure to the equity market. Buying futures tends to increase a fund's exposure to the underlying instrument. Selling futures tends to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, credit and market risks.

     The Fund enters into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index.

     Upon entering into a futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Fund periodically, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Fund. A gain or loss is realized when the contract is closed or expires.


3. GLOBAL SECURITIES LENDING PROGRAM: PRINCIPLES OF COMBINATION

     The participants in the S&P 500 Flagship Fund (the "Lending Fund") have authorized the Lending Fund to participate in the Global Securities Lending Program maintained by State Street Bank. The investment objective, techniques and results of operations of the Lending Fund are identical to those of the S&P 500 Flagship Non-Lending Fund (the "Non-Lending Fund"), except that the Lending Fund engages in securities lending activities. Accordingly, the financial statements of the Lending Fund and the Non-Lending Fund have been prepared on a combined basis, with separate disclosure of the participant transactions and per unit data of the Lending Fund and the Non-Lending Fund. The Lending Fund and the Non-Lending Fund each maintain a divided pro-rata interest in the combined assets and liabilities (including each investment security position but excluding assets and liabilities related to securities lending activities) proportionate to the net asset value of the outstanding combined units of the Fund. All interfund transactions have been eliminated in the combined financial statements.

     Under the Global Securities Lending Program, securities held by the Lending Fund are loaned by State Street Bank, as agent, to certain brokers and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. At December 31, 2000, the market value of securities loaned by the Lending Fund was $891,479,365 against which was held cash collateral of $928,078,642. Cash collateral provided by the Borrowers is invested in State Street Bank and Trust Company Quality A Short-Term Investment Fund. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Lending Fund and State Street Bank in its capacity as lending agent. Negotiated lenders' fees are received for those loans collateralized by securities or letters of credit, if any. Income earned from lending activities is recorded and distributed to Lending Fund participants monthly.

     State Street Bank, as lending agent, indemnifies the Lending Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Lending Fund participants, however, bear the risk of loss with respect to the investment of collateral.


                                     SAI-70

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                             S&P 500 FLAGSHIP FUND
                         S&P FLAGSHIP NON-LENDING FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

4. INVESTMENT TRANSACTIONS


   Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $31,727,173,183 and $36,303,981,375, respectively.


5. UNITS OF PARTICIPATION


   Participant transactions for the Fund were as follows:



                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                                 2000                                  1999
                                                -------------------------------------- -------------------------------------
                                                      UNITS              AMOUNT              UNITS             AMOUNT
                                                ----------------- -------------------- ---------------- --------------------
  S&P 500 FLAGSHIP FUND
  Units issued ................................      85,151,659    $  20,427,157,830      120,831,175    $  26,845,195,043
  Units redeemed ..............................    (104,516,489)     (25,270,965,642)     (59,545,184)     (13,328,442,043)
                                                   ------------    -----------------      -----------    -----------------
   Total ......................................     (19,364,830)   $  (4,843,807,812)      61,285,991    $  13,516,753,000
                                                   ------------    -----------------      -----------    -----------------
  S&P 500 FLAGSHIP NON-LENDING FUND
  Units issued ................................      16,353,498    $   4,008,962,635       10,262,130    $   2,234,643,203
  Units redeemed ..............................     (19,421,298)      (4,725,228,179)     (14,946,171)      (3,309,277,718)
                                                   ------------    -----------------      -----------    -----------------
   Total ......................................      (3,067,800)   $    (716,265,544)      (4,684,041)   $  (1,074,634,515)
                                                   ------------    -----------------      -----------    -----------------
  Net increase (decrease) .....................     (22,432,630)   $   5,560,073,356)      56,601,950    $  12,442,118,485
                                                   ============    =================      ===========    =================

  S&P 500 FLAGSHIP FUND


     Units in excess of 10% of the Lending Fund units outstanding at December 31, 2000 held by 1 of the Lending Fund's unitholders aggregated 32 % of the Lending Fund's total units outstanding.


  S&P 500 FLAGSHIP NON-LENDING FUND


     Units in excess of 10% of the Non-Lending Fund units outstanding at December 31, 2000 held by 2 of the Non-Lending Fund's unitholders aggregated 53% of the Non-Lending Fund's total units outstanding.


6. NAME CHANGE DURING THE YEAR

     On January 1, 2000, the Fund declaration was amended resulting in a name change from State Street Bank and Trust Company S&P 500 Index Fund with Futures to State Street Bank and Trust Company S&P 500 Flagship Non-Lending Fund.


                                     SAI-71

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
Russell 2000 Index Securities Lending Fund and State Street Bank and Trust Company
Russell 2000 Index Fund


In our opinion, the accompanying combined statement of assets and liabilities, including the combined schedule of investments, and the related combined statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Russell 2000 Index Securities Lending Fund (formerly "State Street Bank and Trust Company Russell 2000 Fund") and State Street Bank and Trust Company Russell 2000 Index Fund (formerly "State Street Bank and Trust Company Russell 2000 Non-Lending Fund") at December 31, 2000, and the results of their operations, the changes in their net assets and each of their selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



March 2, 2001


                                     SAI-72

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (including securities on loan of $262,825,996),
 (total cost $2,421,787,212)..............................................................  $2,197,627,644
Investment in State Street Bank and Trust Company Quality A Short-Term Investment Fund,        298,145,711
  at value
Receivable for investments sold ..........................................................       1,353,255
Receivable for Fund units issued .........................................................      10,216,016
Dividends receivable .....................................................................       2,576,912
Interest receivable ......................................................................         280,439
Tax reclaim receivable ...................................................................           2,998
------------------------------------------------------------------------------------------  --------------
    Total assets .........................................................................   2,510,202,975
------------------------------------------------------------------------------------------  --------------
LIABILITIES
Payable for collateral on securities loaned ..............................................     298,145,711
Payable for investments purchased ........................................................      10,314,731
Variation margin payable .................................................................       1,987,425
Accrued expenses .........................................................................          73,626
------------------------------------------------------------------------------------------  --------------
    Total liabilities ....................................................................     310,521,493
------------------------------------------------------------------------------------------  --------------
NET ASSETS ...............................................................................  $2,199,681,482
==========================================================================================  ==============
Russell 2000 Index Securities Lending Fund
 (67,533,574 units outstanding, at $26.92 per unit net asset value) ......................  $1,817,666,570
Russell 2000 Index Fund
 (14,193,380 units outstanding, at $26.92 per unit net asset value) ......................     382,014,912
------------------------------------------------------------------------------------------  --------------
                                                                                            $2,199,681,482
                                                                                            ==============


   The accompanying notes are an integral part of these financial statements.

                                     SAI-73

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND




Combined Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends (net of taxes withheld of $5,701) .............................................  $   32,463,919
 Interest ................................................................................       5,731,853
 Securities lending fee income (net of related expenses), allocated to the Russell 2000
Index Securities
   Lending Fund ..........................................................................       1,820,976
------------------------------------------------------------------------------------------  --------------
    Total investment income ..............................................................      40,016,748
------------------------------------------------------------------------------------------  --------------
EXPENSES
 Custody .................................................................................         854,231
 Audit ...................................................................................          20,500
------------------------------------------------------------------------------------------  --------------
    Total expenses .......................................................................         874,731
------------------------------------------------------------------------------------------  --------------
   Net investment income (loss) ..........................................................      39,142,017
------------------------------------------------------------------------------------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss):
   Investments ...........................................................................     190,671,301
   Futures contracts .....................................................................      (8,577,931)
------------------------------------------------------------------------------------------  --------------
                                                                                               182,093,370
                                                                                            --------------
 Net change in unrealized appreciation (depreciation):
   Investments ...........................................................................    (378,766,538)
   Futures contracts .....................................................................         747,178
------------------------------------------------------------------------------------------  --------------
                                                                                              (378,019,360)
                                                                                            --------------
 Net realized and unrealized gain (loss) .................................................    (195,925,990)
------------------------------------------------------------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................  $ (156,783,973)
==========================================================================================  ==============



   The accompanying notes are an integral part of these financial statements.

                                     SAI-74

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND




Combined Statement of Changes in Net Assets




                                                                                            YEAR ENDED DECEMBER 31,
                                                                                            2000                1999
                                                                                     -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) .....................................................    $   39,142,017      $   26,578,788
Net realized gain (loss) .........................................................       182,093,370         132,337,081
Net change in unrealized appreciation (depreciation) .............................      (378,019,360)        176,935,497
-----------------------------------------------------------------------------------   --------------      --------------
Net increase (decrease) in net assets resulting from operations ..................      (156,783,973)        335,851,366
-----------------------------------------------------------------------------------   --------------      --------------
Distributions of securities lending fee income allocated to the Russell 2000
 Index Securities Lending Fund participants ......................................        (1,820,976)         (1,080,610)
-----------------------------------------------------------------------------------   --------------      --------------
Net increase (decrease) in net assets resulting from participant transactions ....       336,155,267         302,887,388
-----------------------------------------------------------------------------------   --------------      --------------
Net increase (decrease) in net assets ............................................       177,550,318         637,658,144
NET ASSETS
 Beginning of year ...............................................................     2,022,131,164       1,384,473,020
-----------------------------------------------------------------------------------   --------------      --------------
 End of year .....................................................................    $2,199,681,482      $2,022,131,164
===================================================================================   ==============      ==============


   The accompanying notes are an integral part of these financial statements.

                                     SAI-75

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND


Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)




                                                          YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------
                                          2000         1999         1998         1997         1996
                                       ----------   ----------   ----------   ----------   ----------
Net investment income (loss)(a).....    $  0.44      $  0.39      $  0.38      $  0.36      $  0.32
Distribution of securities lending
 fee income ........................      (0.02)       (0.02)       (0.02)       (0.02)       (0.01)
Net realized and unrealized gain
 (loss) ............................      (1.28)        4.34        (1.06)        4.19         2.45
-------------------------------------   -------      -------      -------      -------      -------
Net increase (decrease) ............      (0.86)        4.71        (0.70)        4.53         2.76
NET ASSET VALUE
Beginning of year ..................      27.78        23.07        23.77        19.24        16.48
-------------------------------------   -------      -------      -------      -------      -------
End of year ........................    $ 26.92      $ 27.78      $ 23.07      $ 23.77      $ 19.24
=====================================   =======      =======      =======      =======      =======
Total return (%)(b) ................      (3.01)       20.50        (2.88)       23.66        16.81
=====================================   =======      =======      =======      =======      =======
Ratio of expenses to average net
 assets (%) ........................       0.03         0.03         0.04         0.06         0.06
-------------------------------------   -------      -------      -------      -------      -------
Ration of net investment income
 (loss) to average net
 assets (%) ........................       1.57         1.61         1.61         1.63         1.80
-------------------------------------   -------      -------      -------      -------      -------
Portfolio turnover(%) ..............         76           51           57          105          131
-------------------------------------   -------      -------      -------      -------      -------
Net assets, end of year
 (000,000s) ........................    $ 1,818      $ 1,904      $ 1,256      $ 1,174      $   951
=====================================   =======      =======      =======      =======      =======

(a) Net investment income per unit has been calculated based upon an average month-end of units outstanding.

(b) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year and assumes reinvestment of distributions, if any. The calculation includes only those expenses charged directly to the Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


   The accompanying notes are an integral part of these financial statements.

                                     SAI-76

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX FUND


Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)




                                                          YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------
                                          2000         1999         1998         1997         1996
                                       ----------   ----------   ----------   ----------   ----------
Net investment income (loss)(b).....    $  0.42      $  0.37      $  0.36      $  0.34      $  0.09
Net realized and unrealized gain
 (loss) ............................     ( 1.28)        4.34       ( 1.06)        4.19         0.84
-------------------------------------   -------      -------      -------      -------      -------
Net increase (decrease) ............     ( 0.86)        4.71       ( 0.70)        4.53         0.93
NET ASSET VALUE
Beginning of year ..................      27.78        23.07        23.77        19.24        18.31
-------------------------------------   -------      -------      -------      -------      -------
End of year ........................    $ 26.92      $ 27.78      $ 23.07      $ 23.77      $ 19.24
=====================================   =======      =======      =======      =======      =======
Total return (%)(c) ................     ( 3.10)       20.42       ( 2.94)       23.54         5.08
=====================================   =======      =======      =======      =======      =======
Ratio of expenses to average net
 assets(%) .........................       0.03         0.03         0.04         0.06         0.06
-------------------------------------   -------      -------      -------      -------      -------
Ration of net investment income
 (loss) to average net
 assets(%) .........................       1.48         1.54         1.55         1.56         1.80
-------------------------------------   -------      -------      -------      -------      -------
Portfolio turnover(%) ..............         76           51           57          105          131
-------------------------------------   -------      -------      -------      -------      -------
Net assets, end of year
 (000,000s) ........................    $   382      $   118      $   129      $   120      $    34
=====================================   =======      =======      =======      =======      =======

(a)    The Non-Lending Fund commenced operations on September 30, 1996.

(b) Net investment income per unit has been calculated based upon an average month-end of units outstanding.

(c) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year. The calculation includes only those expenses charged directly to the Non-Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


   The accompanying notes are an integral part of these financial statements.

                                     SAI-77

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000

                                                   SHARES          VALUE
                                                 ---------   -----------------
COMMON STOCK -- 95.9% (unless otherwise noted)
24/7 Media Inc. ..............................    69,353      $       36,844
3Dfx Interactive Inc .........................    75,248              18,812
3DO Co. ......................................    61,076             160,325
4 Kids Entertainment Inc. ....................    21,651             193,506
99 Cents Only Stores .........................    30,355             830,968
A. Schulman Inc. .............................    69,386             797,939
A.O. Smith Corp. .............................    48,875             833,930
AAR Corp. ....................................    66,477             839,272
Aaron Rents Inc. .............................    42,751             601,186
Abercrombie & Fitch Co. ......................   224,209           4,484,180
Abiomed Inc. .................................    36,560             886,580
ABM Industries Inc. ..........................    40,539           1,241,507
About.com Inc. ...............................    38,428           1,035,154
AC Nielsen Corp. .............................   129,928           4,709,890
Acacia Research Corp. ........................    39,539             704,288
Accredo Health Inc. ..........................    28,823           1,446,554
Accrue Software Inc. .........................    58,659             146,648
The Ackerley Group, Inc. .....................    27,571             248,139
Aclara BioSciences Inc. ......................    22,852             248,516
Acme Communications Inc. .....................    23,909             218,170
Act Manufacturing Inc. .......................    27,852             438,669
Actel Corp. ..................................    54,469           1,317,469
ACTV Inc. ....................................    80,421             341,789
Actuant Corp. ................................    92,948             278,844
Actuate Corp. ................................   139,097           2,660,230
Adaptive Broadband Corp. .....................    94,136             576,583
Ade Corp. ....................................    23,022             405,763
Adelphia Business Solutions ..................    65,737             279,382
Adept Technology Inc. ........................    23,663             343,114
Administaff Inc. .............................    44,216           1,202,675
Advance Paradigm Inc. ........................    64,009           2,912,409
Advanced Digital Information .................   123,338           2,836,774
Advanced Energy Industries Inc. ..............    30,788             692,730
Advanced Lighting Technologies Inc. ..........    34,031             225,455
Advanced Marketing Services Inc ..............    18,920             328,735
Advanced Radio Telecom Corp ..................    59,930              61,803
Advanced Tissue Sciences Inc. ................   157,109             476,237
Advanta Corp. ................................    52,447             462,189
Advantage Learning Systems Inc ...............    22,267             748,728
Advent Software Inc. .........................    63,503           2,544,089
Advo Inc. ....................................    41,637           1,847,642
Aeroflex Inc. ................................   139,800           4,030,172
Affiliated Managers Group Inc ................    53,724           2,948,104
Agco Corp. ...................................   141,342           1,713,772
Agency. Com Limited ..........................    14,310              55,451
AGL Resources Inc. ...........................   132,639           2,926,348
Agribrands International Inc .................    23,204           1,241,414
Airborne Inc. ................................   118,450           1,154,887
Airgas Inc. ..................................   120,481             820,777

   The accompanying notes are an integral part of these financial statements.

                                     SAI-78

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)           SHARES           VALUE
-------------------------------------------------------   ----------   ----------------
Airgate PCS Inc .......................................     22,583      $      801,696
Airnet Communications Corp. ...........................     13,349              90,106
Airtran Holdings Inc. .................................    138,251           1,002,320
AK Steel Holding Corp. ................................    195,825           1,713,469
Alabama National BanCorp. .............................     18,560             419,920
Alamosa PCS Holdings Inc. .............................     25,066             200,528
Alaska Air Group Inc. .................................     60,333           1,794,907
Alaska Communications Systems Inc. ....................     24,394             176,857
Albany International Corp. ............................     38,962             523,552
Albany Molecular Research Inc. ........................     44,405           2,736,458
Albemarle Corp. .......................................     56,635           1,401,716
Alberto Culver Co. ....................................     86,032           3,683,245
Alexander & Baldwin Inc. ..............................     96,531           2,533,939
Alexander's Inc. ......................................      8,094             547,863
Alexandria Real Estate Equities, Inc.-REIT(a) .........     30,761           1,143,925
Alexion Pharmaceuticals Inc ...........................     35,990           2,337,101
Alfa Corp. ............................................     95,606           1,756,760
Allaire Corp. .........................................     54,653             274,973
Alleghany Corp. .......................................     11,185           2,298,517
Allen Telecom Inc. ....................................     69,267           1,242,477
Allete ................................................    177,824           4,412,258
Alliance Pharmaceutical Corp. .........................    117,339           1,012,049
Alliance Semiconductor Corp. ..........................     60,912             689,067
Alliant Techsystems Inc. ..............................     32,987           2,201,882
Allied Capital Corp. New ..............................    193,868           4,046,994
Allied Riser Communications Corp. .....................    125,473             254,867
Allos Therapeutics Inc. ...............................     12,103              97,580
Allscripts Inc. .......................................     48,683             454,882
Alpharma Inc. .........................................     60,067           2,635,440
Amcol International Corp. .............................     64,684             307,249
Amcore Financial Inc. .................................     66,633           1,378,470
Amerco ................................................     20,080             394,070
America West Holding Corp. ............................     82,135           1,052,355
American Axle & Manufacturing Holdings Inc. ...........     18,816             149,352
American Capital Strategies Limited ...................     58,654           1,477,348
American Classic Voyager Co. ..........................     23,532             329,448
American Eagle Outfitters Inc. ........................     52,091           2,200,845
American Financial Holdings Inc. ......................     67,251           1,387,052
American Freightways Corp. ............................     26,756             747,496
American Greetings Corp. ..............................    153,555           1,449,175
American Industrial Properties--REIT(a) ...............     44,568             545,958
American Italian Pasta Co. ............................     44,668           1,197,661
American National Insurance Co. .......................     24,769           1,808,137
American States Water Co. .............................     24,630             908,231
American Superconductor Corp. .........................     49,662           1,418,471
American Technical Ceramics ...........................      7,396              73,960
American Telesource International Inc. ................    136,602              51,226
Americredit Corp. .....................................    188,683           5,141,612
Amerisource Health Corp. ..............................    124,382           6,281,291
Ames Department Stores Inc. ...........................     69,709             100,207
The accompanying notes are an integral part of these financial statements.


                                     SAI-79

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES           VALUE
----------------------------------------------------   ----------   ----------------
Ametek Aerospace Products Inc. .....................     76,528      $    1,984,945
Amkor Technology Inc. ..............................     51,617           1,290,425
Amli Residential Properties Trust--REIT(a) .........     37,501             925,806
Ampal American Israel Corp. ........................     40,416             245,022
Amylin Pharmaceuticals Inc. ........................    134,964           1,062,841
Anadigics Inc. .....................................     72,791           1,191,953
Analogic Corp. .....................................     15,304             681,984
Analysts International Corp. .......................     46,923             178,894
Anaren Microwave Inc. ..............................     52,766           3,545,216
Anchor Bancorp Inc. ................................     54,877             878,032
Anchor Gaming ......................................     20,394             795,366
Andover Bancorp Inc. ...............................     14,938             514,427
Anixter International Inc. .........................     51,884           1,121,991
Ann Taylor Stores Corp. ............................     61,666           1,537,796
Answerthink Consulting Group .......................     79,338             287,600
Antigenics Inc. Delaware ...........................      8,832              97,704
Apac Teleservices Inc. .............................     57,957             213,716
Aperian Inc. .......................................     29,959              19,661
Aphton Corp. .......................................     35,710             642,780
Applebees International Inc. .......................     53,705           1,688,351
Applica Inc. .......................................     59,572             290,414
Applied Industrial Technologies Inc. ...............     48,887           1,005,239
Applied Science & Technology Inc. ..................     27,579             330,948
Appliedtheory Corp. ................................     14,499              28,998
Apria Healthcare Group Inc. ........................     94,609           2,814,618
Aptargroup Inc. ....................................     87,039           2,556,771
Aradigm Corp. ......................................     45,374             663,595
Arch Chemicals Inc. ................................     43,505             772,214
Arch Coal Inc. .....................................     40,248             568,503
Arch Wireless Inc. .................................    327,710             204,819
Arctic Cat Inc. ....................................     41,682             484,553
Arden Reality Inc. .................................    142,675           3,584,709
Area Bancshares Corp. ..............................     32,960             543,840
Aremissoft Corp. De ................................     24,971           1,065,950
Argonaut Group Inc. ................................     42,267             887,607
Argosy Gaming Corp. ................................     50,539             969,717
Arguss Holdings Inc. ...............................     30,553             278,796
Ariad Pharmaceuticals Inc. .........................     55,567             263,943
Arkansas Best Corp. ................................     37,524             687,158
Armor Holdings Inc. ................................     41,930             731,154
Armstrong Holdings Inc. ............................     90,796             187,267
Arnold Industries Inc. .............................     48,991             881,838
Arrow International Inc. ...........................     27,825           1,048,220
Artesyn Technologies Inc. ..........................     80,444           1,277,048
Arthrocare Corp. ...................................     48,646             948,597
Arvinmeritor Inc. ..................................    172,490           1,962,074
Ask Jeeves Inc. ....................................     49,363             120,322
Aspect Med Systems Inc. ............................      8,160              70,380
Aspen Technology Inc. ..............................     72,587           2,413,518
Astec Industries Inc. ..............................     36,988             487,779
The accompanying notes are an integral part of these financial statements.


                                     SAI-80

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES          VALUE
---------------------------------------------------   ---------   ----------------
Astoria Financial Corp. ...........................    109,713     $    5,958,787
Asyst Technologies Inc. ...........................     81,081          1,089,526
Atlantic Coast Airlines Inc. ......................     41,498          1,696,231
Atlas Air Inc. ....................................     37,881          1,235,868
ATMI Inc. .........................................     57,169          1,114,795
Atmos Energy Corp. ................................     78,358          1,909,976
ATS Medical Inc. ..................................     55,619            789,095
Atwood Oceanics Inc. ..............................     21,739            952,386
Audiovox Corp. ....................................     37,939            341,451
Aurora Bioscience Corp. ...........................     50,562          1,589,543
Aurora Foods Inc. .................................     47,172            114,982
Aurther J. Gallagher & Co. ........................     91,440          5,817,870
Avant Corp. .......................................     95,094          1,741,409
Avant Immunotherapeutics Inc. .....................    117,811            809,951
Avenue A Inc. .....................................     12,103             21,937
Avid Technology Inc. ..............................     56,756          1,036,684
Avigen Inc. .......................................     40,461            839,566
Aviron ............................................     45,942          3,069,500
Avis Rent-A-Car Inc. ..............................     53,859          1,753,784
Avista Corp. ......................................    112,380          2,303,790
Avocent Corp. .....................................    103,888          2,804,976
AVT Corp. .........................................     63,124            313,647
Aware Inc. ........................................     42,045            746,299
Axt Inc. ..........................................     46,172          1,526,562
Aztar Corp. .......................................     84,709          1,095,923
Azurix Corp. ......................................     94,242            771,606
Bacou USA Inc. ....................................     11,429            297,154
Baldor Electric Co. ...............................     57,558          1,215,913
Baldwin & Lyons Inc. ..............................     27,551            640,561
Ball Corp. ........................................     69,980          3,223,454
Bally Total Fitness Holding Corp. .................     57,949          1,963,022
Bancfirst Corp. ...................................     10,708            424,974
Bancorpsouth Inc. .................................    206,088          2,511,697
Bandag Inc. .......................................     28,533          1,157,370
Bank of Granite Corp. .............................     27,296            634,632
Bank United Corp. .................................     79,538          5,423,497
Bankatlantic Bancorp Inc. .........................     45,231            169,616
Banta Corp. .......................................     59,204          1,504,966
Barnes & Noble Inc. ...............................    122,000          3,233,000
Barnes and Noble.com ..............................     24,595             32,281
Barnes Group Inc. .................................     41,118            817,220
Barr Laboratories Inc. ............................     49,095          3,580,867
Barra Inc. ........................................     41,043          1,934,128
Barrett Resources Corp. ...........................     69,963          3,974,773
Basin Exploration Inc. ............................     33,997            866,923
Battle Mountain Gold Co. ..........................    325,883            549,928
Bay View Capital Corp. ............................     68,414            427,588
Be Free Inc. ......................................     55,991            122,480
Beasley Broadcast Group Inc. ......................     19,973            166,026
Bebe Stores Inc. ..................................      7,785            166,404
The accompanying notes are an integral part of these financial statements.


                                     SAI-81

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Bedford Property Investment Inc. ..................     43,259      $      875,995
Bel Fuse Inc Class A ..............................     18,500             619,750
Bel Fuse Inc Class B ..............................         85               2,890
Belco Oil & Gas Corp. .............................     43,799             544,750
Belden Inc. .......................................     59,463           1,508,874
Bell & Howell Co. .................................     35,122             579,513
Benchmark Electronics Inc. ........................     47,569           1,073,276
Bergen Brunswig Corp. .............................    329,900           5,222,317
Berry Petroleum Co. ...............................     43,148             577,104
Bethlehem Steel Corp. .............................    315,680             552,440
Beverly Enterprises Inc. ..........................    251,036           2,055,357
Billing Info Concepts Corp. .......................     86,213             172,426
Bindley Western Industries Inc. ...................     61,999           2,576,833
Bindview Development Corp. ........................     94,916             892,804
Bio Rad Laboratories Inc. .........................     20,229             643,282
Bio Technology General Corp. ......................    127,397             899,741
Biocryst Pharmaceuticals Inc. .....................     30,692             203,335
Biomarin Pharmaceutical Inc. ......................     41,252             399,629
Biopure Corp. .....................................     33,476             669,520
Biosite Diagnostics Inc. ..........................     33,590           1,358,296
Black Box Inc. ....................................     44,972           2,172,710
Black Hills Corp. .................................     56,176           2,513,876
Blackrock Inc. ....................................     43,655           1,833,510
Block Drug Co., Inc. ..............................     23,089           1,216,502
Blout International Inc. ..........................      9,131              70,195
Bluestone Software Inc. ...........................     31,504             476,498
Blyth Industries Inc. .............................     83,925           2,024,691
Bob Evans Farms Inc. ..............................     85,531           1,822,879
Boca Resorts Inc. .................................     66,954             962,464
BOK Financial Corp. ...............................     24,379             518,054
Bone Care International Inc. ......................     16,520             286,003
Borders Group Inc. ................................    192,465           2,249,435
Borg Warner Automotive Inc. .......................     58,836           2,353,440
Bottomline Technologies (Delaware) ................     21,481             551,793
Bowne & Co., Inc. .................................     84,912             896,883
Boyd Gaming Corp. .................................     90,865             312,348
Boyds Collection Limited ..........................    143,036           1,332,023
Boykin Lodging Co. ................................     39,664             337,144
Brandywine Realty Trust ...........................     82,826           1,713,463
Braun Consulting Inc. .............................     20,817              76,763
BRE Properties Inc. ...............................    108,465           3,436,985
Breakaway Solutions Inc ...........................     32,505              28,442
Briggs & Stratton Corp. ...........................     51,443           2,282,783
Bright Horizons Family Solutions ..................     29,205             762,981
Brightpoint Inc. ..................................    131,483             460,191
Brio Technology Inc. ..............................     31,074             131,093
Broadbase Software Inc. ...........................     83,414             521,337
Brokat Aktiengesellschaft .........................      3,133              29,568
Brookline Bancorp Inc. ............................     31,316             360,134
Brooks Automation Inc. ............................     41,753           1,171,694
The accompanying notes are an integral part of these financial statements.


                                     SAI-82

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Brooktrout Technology Inc. ........................     31,569      $      298,919
Brown & Brown Inc. ................................     54,553           1,909,355
Brown Shoe Inc. ...................................     44,486             578,318
Brush Wellman Inc. ................................     38,192             771,001
BSB Bancorp Inc. ..................................     22,286             293,548
Bsquare Corp ......................................     27,080             162,480
Buca Inc. .........................................     17,288             253,918
Buckeye Technologies Inc. .........................     65,897             926,677
Buckle Inc. .......................................     19,260             338,254
Burlington Coat Factory Warehouse Corp. ...........     42,486             804,579
Burnham Pacific Properties Inc. ...................     79,181             366,212
Bush Industries Inc. ..............................     20,174             234,523
Buy.Com Inc. ......................................     34,565              22,683
C Bridge Internet Solutions Inc. ..................      9,696              37,875
C Cube Microsystems Inc. ..........................    107,285           1,320,947
C&D Technologies ..................................     62,538           2,700,860
C-Cor Electronics Inc. ............................     66,763             648,853
Cable Design Technologies Corp. ...................    103,939           1,747,474
Cabot Industrial Trust ............................     99,512           1,909,386
Cabot Microelectronics Corp. ......................     56,314           2,924,808
Cabot Oil & Gas Corp. .............................     63,001           1,964,844
CACI International Inc. ...........................     24,404             561,673
Cadiz Inc. ........................................     85,688             765,836
Cais Internet Inc. ................................     17,688              17,135
Cal Dive International Inc. .......................     60,236           1,603,783
Caldera Systems Inc. ..............................     12,006              23,262
Calgon Carbon Corp. ...............................     83,652             475,771
Calico Commerce Inc. ..............................     38,314              37,117
California Amplifier Inc. .........................     31,115             287,814
California Water Service Group ....................     34,557             933,039
Caliper Technologies Corp. ........................     12,376             581,672
Callaway Golf Co. .................................    181,814           3,386,286
Callon Petroleum ..................................     14,306             238,731
Cambrex Corp. .....................................     60,441           2,734,955
Cambridge Technology Partners Inc. ................    127,275             334,097
Camden Property Trust .............................     93,704           3,139,084
Caminus Corp. .....................................     10,564             245,613
Capital Automotive--REIT(a) .......................     51,007             704,534
Capital City Bank Group Inc. ......................     10,048             249,316
Capitol Federal Financial .........................     83,143           1,392,645
Capstead Mortgage Corp. ...........................     43,098             468,691
Caraustar Industries Inc. .........................     64,180             601,687
Carbo Ceramics Inc. ...............................     11,550             432,403
Cardiodynamics International Corp. ................     70,730             243,134
Career Education Corp. ............................     47,177           1,845,800
Caremark Rx Inc. ..................................    553,593           7,508,105
Carlisle Cos., Inc. ...............................     72,255           3,102,449
Carpenter Technology Corp. ........................     44,667           1,563,345
Carreker Antinori Inc .............................     27,234             946,381
Carrier Access Corp. ..............................     23,621             212,589
The accompanying notes are an integral part of these financial statements.


                                     SAI-83

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Carter Wallace Inc. ...............................     47,972      $    1,601,065
Cascade Natural Gas Corp. .........................     24,865             467,773
Casella Waste Systems Inc. ........................     48,613             422,325
Casey's General Stores Inc. .......................    105,696           1,578,834
Cash America International Inc. ...................     52,156             228,183
Catalytica Energy System ..........................          1                  11
Catellus Development Corp. ........................    256,372           4,486,510
Cathay Bancorp Inc. ...............................     21,808           1,286,672
Cato Corp. ........................................     32,469             446,449
CB Richard Ellis Services Inc. ....................     49,473             723,543
CBL & Associates Properties Inc. ..................     61,246           1,550,289
CBRL Group Inc. ...................................    138,136           2,512,348
CCC Information Services Group Inc. ...............     54,562             341,013
CDI Corp. .........................................     26,034             380,747
CEC Entertainment Inc. ............................     65,273           2,227,441
Celeritek Inc. ....................................     28,351           1,080,882
Cell Genesys Inc. .................................     83,077           1,895,194
Cell Pathways Inc. ................................     50,042             237,700
Cell Therapeutics Inc .............................     69,203           3,118,460
Celsion Corp. .....................................    116,177             116,177
Centerpoint Properties Corp. ......................     49,516           2,339,631
Centex Construction Products Inc. .................     17,277             471,878
Centex Corp. ......................................    142,296           5,344,993
Centillium Communications Inc. ....................      9,217             205,078
Centinal Cellular Corp. ...........................     18,441             345,769
Central Garden & Pet Co. ..........................     36,386             250,154
Central Parking Corp. .............................     30,646             612,920
Century Aluminum Co. ..............................     29,483             335,369
Century South Bank Inc. ...........................     26,044             877,357
Centurybusiness Services Inc. .....................    187,441             210,871
Cerner Corp. ......................................     60,618           2,803,582
Cerus Corp ........................................     23,282           1,751,970
CH Energy Group Inc. ..............................     40,655           1,819,311
Champion Enterprises Inc. .........................    111,362             306,246
Championship Auto Racing Team .....................     27,950             586,950
Charles E. Smith Residential ......................     51,323           2,412,181
Charming Shoppes Inc. .............................    226,910           1,361,460
Charter Municipal Mortgage Acceptance Co. .........     47,264             635,228
Chateau Communities Inc. ..........................     52,601           1,601,043
Cheap Tickets Inc. ................................     22,002             214,520
Checkpoint Systems Inc. ...........................     69,748             518,751
Cheesecake Factory ................................     64,163           2,462,255
Chelsea GCA Realty Inc. ...........................     38,485           1,419,134
Chemed Corp. ......................................     21,925             737,228
Chemfirst Inc. ....................................     38,044             839,346
Chemical Financial Corp. ..........................     34,304             801,856
Chesapeake Corp. ..................................     36,223             744,835
Chesapeake Energy Corp. ...........................    286,981           2,905,683
Chicos Fas Inc. ...................................     33,876             707,161
Childrens Place Retail Stores Inc. ................     40,584             821,826
The accompanying notes are an integral part of these financial statements.


                                     SAI-84

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Chiquita Brands International Inc. ................     91,362      $       91,362
Chittenden Corp. ..................................     64,301           1,949,124
Choice Hotels Inc. ................................    127,729           1,748,291
Choice One Communications Inc. ....................     22,588             210,351
Chordiant Software Inc. ...........................     10,753              31,923
Chromavision Med Systems Inc ......................     34,093              89,494
Church & Dwight Co., Inc. .........................     92,926           2,067,603
Churchill Downs Inc. ..............................     27,724             826,522
Ciber Inc. ........................................    109,597             534,285
Cirrus Logic Inc. .................................    135,423           2,539,181
Citadel Communications Corp. ......................     88,947           1,067,364
Citizens Banking Corp. ............................    114,858           3,338,061
City Bank Lynnwood Washington .....................     22,847             488,355
Claire's Stores Inc. ..............................     99,384           1,782,700
Clarcor Inc. ......................................     57,259           1,184,546
Clarent Corp. Delaware ............................     56,581             640,073
Clarus Corp. Delaware .............................     38,276             267,932
Clayton Homes Inc. ................................    239,758           2,757,217
Cleco Corp. .......................................     54,680           2,993,730
Cleveland-Cliffs Inc. .............................     25,361             546,847
Click2Learn Common Inc. ...........................     22,091             215,387
Closure Med Corp. .................................     15,408             554,688
CNA Surety Corp. ..................................     39,726             566,095
CNF Transportation Inc. ...........................    116,213           3,929,452
Coachmen Industries Inc. ..........................     32,658             342,909
Coca Cola Bottling Co. ............................      3,896             147,561
Cognizant Technology Solutions ....................     14,505             526,713
Coherent Inc. .....................................     64,282           2,089,165
Cohu Inc. .........................................     48,801             680,164
Coinstar Inc. .....................................     49,858             760,334
Coldwater Creek Inc. ..............................      6,828             212,095
Collateral Therapeutics ...........................     17,662             312,397
Collins & Aikman Corp. ............................    142,630             597,263
Colonial Bancgroup Inc. ...........................    234,968           2,525,906
Colonial Properties Trust--REIT(a) ................     50,829           1,324,731
Columbia Laboratories Inc. ........................     56,482             243,579
Columbia Sportswear Co ............................     15,616             776,896
Columbus McKinnon Corp. ...........................     30,671             272,205
Com21 Inc. ........................................     55,029             257,948
Comfort Systems USA Inc. ..........................     77,548             164,790
Commerce Bancorp Inc. .............................     75,342           5,151,509
Commerce Group Inc. ...............................     59,548           1,618,515
Commercial Federal Corp. ..........................    132,701           2,579,376
Commercial Metals Co. .............................     31,433             699,384
Commercial Net Lease Realty Inc. ..................     74,447             758,429
Commonwealth Telephone Enterprises ................     25,655             897,925
Community First Bankshares Inc. ...................    102,877           1,941,803
Complete Business Solutions Inc. ..................     55,430             571,622
Compucredit Corp. .................................     29,429             533,401
Computer Horizons Corp. ...........................     77,572             189,082
The accompanying notes are an integral part of these financial statements.


                                     SAI-85

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)           SHARES           VALUE
-------------------------------------------------------   ----------   ----------------
Computer Network Technology Corp. .....................     59,013      $    1,700,312
Compx International Inc. ..............................     10,278              91,860
Comstock Resources Inc. ...............................     53,761             792,975
Concord Camera Corp. ..................................     58,995             973,417
Concord Communications Inc. ...........................     37,648             329,420
Concurrent Computer Corp. .............................    132,868             714,165
Conectiv Inc ..........................................    217,455           4,362,691
Conmed Corp. ..........................................     35,412             606,430
Connetics Corp. .......................................     76,155             347,457
Consol Energy Inc. ....................................     61,543           1,719,358
Consolidated Products Inc. ............................     55,361             380,607
Constellation Brands Inc. .............................     34,863           2,048,201
Convera Corp. .........................................     27,875             494,781
Convergent Communications Inc. ........................     29,858              17,728
Cooper Cos Inc. .......................................     35,058           1,397,938
Cooper Tire & Rubber Co. ..............................    155,288           1,649,935
Coorstek Inc. .........................................      8,357             262,201
Copart Inc. ...........................................     88,473           1,902,169
Cope Inc. .............................................      4,243             150,361
Corections Corp. America ..............................    362,838             124,726
Corillian Corp. .......................................      9,310             111,720
Corinthian Colleges Inc. ..............................     21,128             801,543
Corixa Corp. ..........................................     98,333           2,741,030
Corn Products International Inc. ......................     86,132           2,503,211
Cornerstone Realty Income Trust Inc.--REIT(a) .........     92,755             979,725
Corporate Executive Board Co. .........................     46,912           1,865,485
Corsair Communications Inc ............................     42,673             304,045
Corus Bankshares Inc. .................................     22,051           1,091,180
Corvel Corp. ..........................................     12,802             443,269
Cost Plus Inc. ........................................     51,096           1,500,945
Costar Group Inc. .....................................     29,297             692,142
Cousins Properties Inc. ...............................     94,065           2,627,941
Covance Inc. ..........................................    140,252           1,507,709
Coventry Helath Care Inc. .............................    145,466           3,882,124
CPB Inc. ..............................................     19,162             534,141
CPI Corp. .............................................     14,467             289,340
Crawford & Co. ........................................     86,747           1,008,434
Credit Acceptance Corp. ...............................     31,614             189,684
Creditrust Corp. ......................................     14,310               4,007
Crestline Capital Corp. ...............................     34,046             876,684
Crompton Corp. ........................................    270,398           2,839,179
Cross Timbers Oil Co. .................................    168,709           4,681,675
Crossmann Cmntys Inc. .................................     15,245             320,145
Crossroads Systems Inc. ...............................     21,494             100,753
Crown Media Holdings Inc. .............................     24,391             495,442
Cryolife Inc. .........................................     37,484           1,133,876
CSK Auto Corp. ........................................     45,437             176,068
CSS Industries Inc. ...................................     12,869             273,466
CT Communications Inc. ................................     39,098             549,816
CTC Communications Group Inc. .........................     39,828             184,205
The accompanying notes are an integral part of these financial statements.


                                     SAI-86

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
CTS Corp. .........................................     67,552      $    2,461,426
Cubic Corp. .......................................     12,967             333,090
Cubist Pharmaceuticals Inc. .......................     64,470           1,869,630
Cullen/Frost Bankers Inc. .........................    125,199           5,234,883
Cummins Engine Co., Inc. ..........................    100,013           3,794,243
Cumulus Media Inc. ................................     84,721             307,114
Cuno Inc. .........................................     39,266           1,052,820
Curagen Corp. .....................................     69,430           1,896,307
Curtiss Wright Corp. ..............................     11,054             514,011
Cv Therapeutics Inc. ..............................     38,654           2,734,770
CVB Financial Corp. ...............................     42,406             720,902
Cyber Care Inc. ...................................    124,298             264,133
Cyberonics Inc. ...................................     40,558             942,973
Cyberoptics Corp. .................................     16,104             272,762
Cybersource Corp. Delaware ........................     62,393             148,183
Cygnus Inc. .......................................     55,902             272,522
Cylink Corp. ......................................     52,179             112,511
Cymer Inc. ........................................     70,261           1,808,123
Cypress Communications Inc. .......................     23,816              21,583
Cysive Inc ........................................     14,495              59,792
Cytec Industries Inc. .............................     96,931           3,871,182
Cytogen Corp. .....................................    189,394             443,892
D.R. Horton Inc. ..................................    126,528           3,092,028
Dain Rauscher Corp. ...............................     30,795           2,915,902
Dal-Tile International Inc. .......................    131,191           1,861,272
Daleen Technologies Inc. ..........................     23,534              88,253
Data Broadcasting Corp. ...........................    155,777             545,219
Data Return Corp. .................................     30,061             112,729
Datascope Corp. ...................................     28,064             961,192
Datastream Systems Inc. ...........................     40,157             391,531
Davita Inc. .......................................    175,549           3,006,277
Davox Corp. .......................................     24,921             242,980
Ddi Corp. .........................................     31,405             855,786
Dean Foods Co. ....................................     87,042           2,671,101
Delaware Monte Foods Co. ..........................    128,159             929,153
Delco Remy International Inc. .....................     52,299             451,079
Delphi Financial Group Inc. .......................     36,146           1,391,621
Delta & Pine Land Co. .............................     93,035           1,947,920
Deltathree Common .................................     22,191              26,352
Deltek Systems Inc. ...............................     18,669              79,343
Deltic Timber Corp. ...............................     24,759             591,121
Denbury Resources Inc .............................     39,093             430,023
Dendrite International Inc. .......................     75,759           1,695,108
Developers Diversified Realty Corp. ...............    133,134           1,772,346
Diagnostic Products Corp. .........................     27,790           1,518,029
Dial Corp. ........................................    203,261           2,235,871
Diametrics Med Inc ................................     58,487             347,267
Diamondcluster International Inc. .................     49,103           1,497,641
Digene Corp .......................................     25,962           1,160,177
Digimarc Corp. ....................................     19,905             328,433
The accompanying notes are an integral part of these financial statements.


                                     SAI-87

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Digital Courier Technologies ......................     85,347      $       36,006
Digital Impact Inc. Delaware ......................     17,474              40,955
Digital Insight Corp. .............................     52,302             944,705
Digital Islands Inc. Delaware .....................    170,322             691,933
Digital River Inc. ................................     46,096             109,478
Digitalthink Inc. .................................     10,274             175,300
Digitas Inc. ......................................     21,898             110,859
Dillards, Inc. ....................................    209,773           2,477,944
Dime Community Bancorp Inc. .......................     27,029             682,482
Dionex Corp. ......................................     53,495           1,845,577
Direct Focus Inc. .................................     31,910           1,070,979
Diversa Corp. .....................................     18,345             329,063
Documentum Inc. ...................................     77,566           3,854,061
Dole Food Inc. ....................................    109,998           1,801,217
Dollar-Thrifty Automotive Group ...................     58,212           1,091,475
Donaldson Co., Inc. ...............................     94,981           2,641,659
Donaldson Lufkin + Jenrette .......................     55,114             206,678
Doral Financial Corp. .............................     78,910           1,908,636
Dot Hill Systems Corp. ............................     26,601             103,079
Dover Downs Entertainment Inc. ....................     26,839             300,261
Downey Financial Corp. ............................     52,096           2,865,280
Dress Barn Inc. ...................................     36,355           1,054,295
Dreyers Grand Ice Cream Inc. ......................     39,615           1,277,584
Dril Quip Inc. ....................................     22,866             781,731
Drugstore Common Inc. .............................     42,417              38,440
Dset Corp. ........................................     23,097              41,502
Dsl Net Incorporated ..............................     65,836              34,975
DSP Group Inc. ....................................     66,118           1,391,577
Duane Reade Inc. ..................................     44,319           1,354,499
Dupont Photomasks Inc. ............................     13,620             719,732
Dura Automotive Systems Inc. ......................     24,385             128,021
Dusa Pharmaceuticals Inc. .........................     32,658             549,063
DVI Inc. ..........................................     23,437             399,894
E Loan Inc. .......................................     21,866              10,933
E Medsoft.Com .....................................     93,427              58,392
E Spire Communications Inc. .......................    128,999              64,500
E.W. Blanch Holdings Inc. .........................     32,321             563,597
Earthgrains Co. ...................................    103,508           1,914,898
Earthshell Corp. ..................................     67,812              86,884
East West Bancorp Inc. ............................     55,051           1,372,834
Eastgroup Properties Inc. .........................     36,422             814,942
Eaton Vance Corp. .................................    142,292           4,588,917
Ebenx Inc. ........................................     11,803              79,670
Eclipsys Corp. ....................................     88,243           2,161,953
Edison Schs Inc. ..................................     36,236           1,141,434
Education Management Corp. ........................     49,990           1,787,142
Edwards Lifesciences Corp. ........................    143,075           2,539,581
EEX Corp. .........................................     60,571             295,284
Egain Communications Corp. ........................     45,943             142,136
Egl Inc. ..........................................     68,860           1,648,336
The accompanying notes are an integral part of these financial statements.


                                     SAI-88

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)            SHARES          VALUE
--------------------------------------------------------   ---------   ----------------
El Paso Electric Co. ...................................    129,909     $    1,714,799
Elantec Semiconductor Inc. .............................     51,245          1,422,049
Elcor Chemical Corp. ...................................     44,485            750,684
Electric Lightware Inc. ................................     22,196             73,524
Electro Rent Corp. .....................................     33,819            477,693
Electro Scientific Industries Inc. .....................     64,072          1,794,016
Electroglas Inc. .......................................     51,305            785,608
Electronics Boutique Holdings Corp. ....................     13,550            237,125
Eloyalty Corp. .........................................    113,048            731,279
Emachines Inc. .........................................     48,392             18,147
Emagin Corp. ...........................................     64,851            137,484
Embarcadero Tech Inc. ..................................      9,946            447,570
Emcore Corp. ...........................................     58,732          2,760,404
EMCOR Group Inc. .......................................     20,761            529,405
Emerge Interactive Inc. ................................     15,749             57,090
Emisphere Technologies Inc. ............................     35,520            888,000
Empire District Electric Co. ...........................     43,082          1,133,595
Encompass Services Corp. ...............................    142,829            723,072
Endo Pharmaceutical Holdings Inc. Warrants Ex. .........        303                 76
Endocare Inc. ..........................................     24,050            306,638
Energen Corp. ..........................................     64,716          2,083,046
Energy Conversion Devices Inc. .........................     38,758            784,849
Enhance Financial Services Group Inc. ..................     65,322          1,008,408
Entertainment Properties Trust .........................     36,324            399,564
Entremed Inc. ..........................................     38,555            665,074
Enzo Biochem Inc. ......................................     55,886          1,390,164
Enzon Inc. .............................................    100,312          6,225,613
Epicedge Inc. ..........................................     22,250              8,344
Eplus Inc. .............................................     12,003            136,534
Epresence Inc. .........................................     60,147            261,264
Eprise Corp. ...........................................     10,278             18,629
Equity Inns Inc. .......................................     91,736            567,616
Esco Technologies Inc. .................................     27,358            565,969
Espeed Inc. ............................................     21,828            342,427
ESS Technology Inc. ....................................     69,368            355,511
Essex Property Trust ...................................     44,519          2,437,415
Esterline Technologies Corp. ...........................     41,886          1,099,507
Ethan Allen Interiors Inc. .............................     95,855          3,211,142
Ethyl Corp. ............................................    126,964            182,511
Etoys Inc. .............................................    137,236             25,732
Evergreen Resources ....................................     37,423          1,445,463
Exar Corp. .............................................     91,978          2,849,881
Excel Technology Inc. ..................................     21,486            428,713
Excelon Corp. ..........................................     61,164             91,746
Exchange Applications Software .........................     63,438             77,315
Exelixis Inc. ..........................................     21,609            316,032
Exide Corp. ............................................     41,314            315,019
Expedia Inc. ...........................................     14,402            137,719
Extended Stay America Inc. .............................    172,542          2,217,165
Extended Systems Inc. ..................................     17,507            204,613
The accompanying notes are an integral part of these financial statements.


                                     SAI-89

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Extensity Inc. ....................................      9,792      $       58,905
F & M Bancorp Maryland ............................     25,882             533,816
F New Brunswick Corp. .............................     52,691           1,106,511
F&M National Corp. ................................     59,864           1,563,947
F5 Networks Inc. ..................................     42,641             405,090
Factory 2 U Inc. ..................................     31,125           1,031,016
Factset Research Systems Inc. .....................     48,290           1,790,110
Fairfield Communities Inc. ........................    103,720           1,458,562
Farmer Brothers Co. ...............................      2,252             467,290
Farmers Capital Bank Corp. ........................     15,465             427,221
FBL Financial Group Inc. ..........................     26,327             459,077
Fedders USA Inc. ..................................     67,925             314,153
Federal Home Loan Mortgage Corp. ..................    169,711             392,457
Federal Realty Investment Trust-REIT(a) ...........     93,932           1,784,708
Federal Signal Corp. ..............................    109,924           2,157,258
FEI Co. ...........................................     33,752             767,858
Felcor Lodging Trust Inc. .........................    112,603           2,695,434
Ferro Corp. .......................................     85,072           1,956,656
Fibernet Telecom Group Inc. .......................     27,213             149,672
Fidelity National Financial Inc. ..................    130,968           4,837,630
Filenet Corp. .....................................     82,296           2,242,566
Financial Federal Corp. ...........................     25,935             619,198
Finova Group Inc. .................................    147,593             138,368
Firepond Inc. .....................................     11,617             109,635
First American Financial Corp. ....................    134,642           4,426,356
First Bancorp Puerto Rico .........................     50,070           1,182,904
First Buse Corp. ..................................     19,985             398,451
First Charter Corp. ...............................     75,495           1,122,988
First Citizens Bancshares Inc. ....................     14,312           1,155,694
First Commonwealth Financial Corp. ................    140,328           1,403,280
First Consulting Group ............................     43,865             208,359
First Federal Capital Corp. .......................     33,176             481,052
First Financial Bancorp ...........................     85,951           1,461,167
First Financial Bankshares Inc. ...................     23,943             752,708
First Financial Corp.--Indiana ....................     16,281             519,974
First Financial Holdings Inc. .....................     32,279             635,493
First Industrial Realty Trust Inc. ................     94,677           3,219,018
First Industries Corp. ............................     22,318             524,473
First Merchants Corp. .............................     27,911             633,231
First Midwest Bancorp Inc. ........................     97,692           2,808,645
First Niagara Financial Group Inc. ................     29,612             320,180
First Sentinel Bancorp Inc. .......................     83,270             957,605
First Source Corp. ................................     27,000             492,750
First Washington Reality Trust Inc. ...............     20,884             539,068
Firstfed Financial Corp. - Wisconsin ..............     42,176           1,362,812
Firstworld Communications .........................     24,109              15,822
Fisher Scientific International Inc. ..............     95,919           3,537,013
Fleetwood Enterprises Inc. ........................     78,581             825,100
Fleming Cos., Inc. ................................     97,127           1,147,313
Florida Rock Industries Inc. ......................     44,958           1,758,982
The accompanying notes are an integral part of these financial statements.


                                     SAI-90

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Flowers Common Inc. ...............................     20,841      $       85,969
Flowserve Corp. ...................................     91,516           1,956,154
Footstar Inc. .....................................     44,736           2,214,432
Forest City Enterprises Inc. ......................     38,813           1,521,470
Forest Oil Corp. ..................................     66,390           2,448,131
Forrester Research Inc. ...........................     27,315           1,367,457
Forward Air Corp. .................................     33,600           1,253,700
Fossil Inc. .......................................     34,823             504,389
Foster Wheeler Corp. ..............................     93,276             489,699
Franchise Finance Corp. ...........................    138,197           3,221,718
Franklin Electric Co., Inc. .......................     10,490             718,565
Freds Inc. ........................................     21,230             447,157
Freeport-McMoran Copper & Gold Inc. ...............    299,114           2,561,164
Fremont General Corp. .............................    139,609             392,650
Friede Goldman International Inc. .................     87,489             311,680
Friedman Billings Ramsey Group ....................     57,538             377,593
Fritz Cos., Inc. ..................................     51,875             314,492
Frontier Airls Inc. ...............................     43,660           1,350,731
Frontier Financial Corp. ..........................     40,501           1,015,056
Frontier Oil Corp .................................     68,241             469,157
Frontline Capital Group ...........................     65,398             869,589
FSI International Inc. ............................     62,833             526,226
Fuelcell Energy Inc. ..............................     25,257           1,731,683
Fulton Financial Corp. ............................    176,394           4,068,087
Furniture Brands International Inc. ...............    121,136           2,551,427
Futurelink Corp. ..................................     85,352              56,012
FYI Inc ...........................................     32,416           1,195,340
G&K Services Inc. .................................     49,859           1,402,284
Gabelli Asset Management Inc. .....................     13,156             436,615
Gables Residential Trust ..........................     57,021           1,596,588
Gadzoox Networks Inc. .............................     22,798              47,733
Gaiam Inc. ........................................      6,146              94,879
Gardner Denver Machinery Inc. .....................     32,959             702,027
Gartner Group Inc. ................................    178,825           1,233,892
Gasonics International Corp. ......................     32,653             599,999
Gaylord Container Corp. ...........................    139,621             139,621
Gaylord Entertainment Co. .........................     42,450             886,144
GBC Bancorp .......................................     26,329           1,010,375
GC Cos., Inc. .....................................     11,808              23,616
Gencorp Inc. ......................................     82,947             798,365
Gene Logic ........................................     63,062           1,158,764
General Cable Corp. ...............................     72,101             319,948
General Communication Inc. ........................    106,113             742,791
General Semiconductor Inc. ........................     84,921             530,756
Genesco Inc. ......................................     52,348           1,279,254
Genlyte Group Inc. ................................     28,958             687,752
Genome Therapeutics Corp ..........................     49,051             341,824
Genrad Inc. .......................................     61,775             617,750
Genta Inc. ........................................     46,208             369,664
Gentek Inc. .......................................     15,314             252,681
The accompanying notes are an integral part of these financial statements.


                                     SAI-91

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Gentiva Health Services Inc. ......................     42,203      $      564,465
Genzyme Corporation ...............................          1                   1
Genzyme Transgenics Corp. .........................     46,726             668,766
Georgia Gulf Corp. ................................     76,854           1,311,321
Geoworks ..........................................     39,304             115,456
Gerber Scientific Inc. ............................     44,470             380,774
Geron Corp. .......................................     52,966             817,663
Gibraltor Steel Corp. .............................     18,762             329,508
Glenayre Technologies Inc. ........................    162,500             573,828
Glenborough Realty Trust Inc. .....................     70,503           1,224,990
Gliatech ..........................................     23,065              93,702
Glimcher Realty Trust .............................     58,277             728,462
Globalnet Financial.Com Inc. ......................     52,943              79,415
Globalscape Inc. ..................................      7,870               1,181
Globix Corp. ......................................     43,423             119,413
Goamerica Inc. ....................................     23,616             126,936
Gold Banc Corp. Inc ...............................     71,175             333,633
Golden Telecom Inc. ...............................     21,679             111,105
Goto Common Inc. ..................................     65,658             480,124
Graco Inc. ........................................     48,138           1,991,710
Granite Construction Inc. .........................     46,399           1,342,671
Great American Financial Resources Inc. ...........     15,390             294,334
Great Atlantic & Pacific Tea Co., Inc. ............     41,687             291,809
Great Lakes Chemical Corp. ........................    109,322           4,065,412
Great Lakes REIT Inc. .............................     40,180             698,127
Great Plains Software Inc. ........................     30,998           1,458,843
Greatel Bay Bancorp ...............................     96,404           3,952,564
Greif Brothers Corp. ..............................     32,954             939,189
Grey Global Group Inc. ............................      1,577           1,025,050
Grey Wolf Inc. ....................................    439,703           2,583,255
Gric Communications Inc. ..........................     11,042              23,464
Griffon Corp. .....................................     57,882             455,821
Group 1 Automotive Inc. ...........................     39,297             368,409
Gtech Holdings Corp. ..............................     84,152           1,730,375
Guess Inc. ........................................     19,803             105,203
Guilford Pharmaceuticals Inc. .....................     57,301           1,031,418
Guitar Center Inc. ................................     50,219             571,241
Gulf Islands Fabrication Inc ......................     18,631             338,851
H S Resources Inc. ................................     38,709           1,640,294
H.B. Fuller Co. ...................................     33,127           1,306,964
Ha Lo Industries Inc. .............................    138,913             312,554
Haemonetics Corp. .................................     63,055           1,946,823
Hain Celestial Group Inc. .........................     78,780           2,560,350
Hall Kinion & Associates Inc. .....................     21,637             435,445
Hancock Holding Co. ...............................     22,357             855,155
Handleman Co. .....................................     64,853             486,398
Hanover Direct Inc. ...............................    368,787             138,295
Harbor Florida Bancshares Inc. ....................     55,116             823,295
Harleysville Group Inc. ...........................     32,357             946,442
Harleysville National Corp. .......................     21,673             751,782
The accompanying notes are an integral part of these financial statements.


                                     SAI-92

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)          SHARES           VALUE
------------------------------------------------------   ----------   ----------------
Harman International Industries Inc. .................     71,724      $    2,617,926
Harsco Corp. .........................................     97,314           2,402,439
Haverty Furniture Cos., Inc. .........................     37,433             369,651
Hawaii / FN Inc. .....................................     17,157             471,818
Hawaiian Electric Industries Inc. ....................     80,408           2,990,172
Hayes Lemmerz International Inc. .....................     41,696             278,842
HCC Insurance Holdings Inc. ..........................    100,189           2,698,841
Health Care Property Investors Inc.--REIT(a) .........    118,208           3,531,464
Health Care--REIT Inc. (a) ...........................     70,425           1,144,406
Health Net Inc. ......................................    253,552           6,639,893
Healthcare Realty Trust ..............................     98,641           2,096,121
Heartland Express Inc. ...............................     33,833             771,815
Heico Corp. ..........................................     19,776             309,000
Heidrick & Struggles International Inc. ..............     46,801           1,968,567
Helix Technology Corp. ...............................     54,879           1,299,089
Henry Schein Inc. ....................................     54,889           1,900,532
Herbalife International Inc. .........................     32,075             244,572
Hexcel Corp. .........................................     44,660             399,149
Hickory Tech Corp. ...................................     33,218             680,969
High Speed Access Corp. ..............................     75,860              80,601
Highwoods Properties Inc. ............................    140,500           3,494,937
Hilb Rogal & Hamilton Co. ............................     31,655           1,262,243
HNC Software Inc. ....................................     78,366           2,326,491
Hollinger International Inc. .........................     94,320           1,497,330
Hollywood Entertainment Corp. ........................     72,023              76,524
Hollywood Media Corp. ................................     36,675             142,116
Home Propreties New York Inc. ........................     52,410           1,464,204
Hon Industries Inc. ..................................    130,184           3,319,692
Hooper Holmes Inc. ...................................    162,159           1,793,479
Horace Mann Educators Corp. ..........................     96,499           2,062,666
Horizon Offshore Inc .................................     21,320             421,070
Hospitality Properties Trust .........................    122,860           2,779,707
Hot Topic Inc. .......................................     42,654             701,125
Hotel Reservations Network Inc. ......................     13,063             370,663
Hotjobs Common Limited ...............................     45,318             518,325
Houghton Mifflin Co. .................................     64,181           2,976,394
Houston Exploration Co. ..............................     21,139             805,924
HRPT Properties Trust--REIT(a) .......................    323,019           2,442,831
Hudson United Bancorp ................................    130,342           2,729,036
Hughes Supply Inc. ...................................     57,156           1,025,379
Humana Inc. ..........................................    383,979           5,855,680
Hutchinson Technology Inc. ...........................     61,195             841,431
Hypercom Corp. .......................................     32,380             101,188
Hyperion Solutions Corp. .............................     77,399           1,194,847
Hyseq Inc. ...........................................     23,530             338,244
I-Stat Corp. .........................................     40,113           1,060,487
Ibasis Inc. ..........................................     26,123             107,757
Ibeam Broadcasting Corp. .............................     24,848              26,401
Ibis Technology Corp. ................................     20,077             386,482
Idacorp Inc. .........................................     91,587           4,493,487
The accompanying notes are an integral part of these financial statements.


                                     SAI-93

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Identix Inc. ......................................     68,025      $      533,996
Idex Corp. ........................................     73,141           2,422,796
IDEXX Laboratories Inc. ...........................     81,164           1,785,608
IDT Corp. .........................................     56,109           1,143,221
IDX Systems Corp. .................................     37,081             927,025
Igate Capital Corp. ...............................     86,368             248,308
Igen Inc. .........................................     24,215             298,147
IHOP Corp. ........................................     46,847           1,015,994
Ikon Office Solutions Inc. ........................    360,492             901,230
Ilex Oncology Inc. ................................     61,023           1,605,668
Illuminet Holdings Inc ............................     54,668           1,253,947
Imation Corp. .....................................     83,143           1,288,716
Imatron Inc. ......................................    224,440             308,605
Immersion Corp. ...................................     30,288             227,633
Immune Response Corp. .............................     58,673             154,017
Immunogen Inc. ....................................     93,693           2,008,544
Immunomedics Inc. .................................     76,142           1,637,053
Impath Inc. .......................................     37,854           2,517,291
Impco Technologies Inc ............................     13,355             160,260
Imperial Bancorp ..................................     88,797           2,330,921
Impsat Corp. ......................................     28,522             124,784
Imrglobal Corp. ...................................     47,321             254,350
Inamed Corp. ......................................     30,980             633,154
Independence Community Bank Corp. .................    160,916           2,564,599
Independent Bank Corp. (Mass) .....................     29,004             362,550
Indus International Inc. ..........................     32,650              69,381
Indy Mac Mortgage Holdings Inc. ...................    165,898           4,893,991
Infocus Corp. .....................................     94,384           1,392,164
Infogrames Inc. ...................................     35,518             197,569
Informatica Corp. .................................    131,390           5,198,117
Information Architects Corp. ......................     49,259              89,282
Information Holdings Inc. .........................     22,574             529,078
Inforte Corp. .....................................      4,704              64,680
Infousa Inc. ......................................     62,906             212,308
Ingles Markets Inc. ...............................     21,801             219,373
Inhale Therapeutic Systems ........................     84,147           4,249,423
Innkeepers USA Trust ..............................     84,859             938,753
Inprise Corp ......................................    133,586             738,898
Input/Output Inc. .................................     91,872             935,946
Insight Communications Inc. .......................     95,991           2,255,788
Insight Enterprises Inc. ..........................     78,331           1,405,062
Insignia Financial Group Inc. .....................     43,029             510,969
Insituform Technologies Inc. ......................     44,813           1,786,918
Insurance Auto Auctions Inc. ......................     20,400             244,800
Integra Bank Corp. ................................     41,205           1,053,303
Integrated Circuit Systems Inc. ...................     30,540             505,819
Integrated Silicon Solution .......................     63,204             908,557
Intelect Communications Inc. ......................    182,191              68,322
Intellidata Technologies Corp. ....................     92,255             239,286
Inter-Tel Inc. ....................................     52,455             403,248
The accompanying notes are an integral part of these financial statements.


                                     SAI-94

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Interact Commerce Corp. ...........................     34,003      $      284,775
Interactive Intelligence Inc. .....................     10,274             247,860
Interdigital Communications Corp. .................    130,356             704,737
Interface Inc. ....................................    111,530             968,917
Intergraph Corp. ..................................    103,550             621,300
Intergrated Electrical Services ...................     73,089             433,966
Interliant Inc. ...................................    114,628             365,377
Interlink Electrs .................................     21,640             274,558
Interlogix Inc. ...................................     47,979             905,604
Intermedia Commerce of Florida ....................    124,305             893,442
Intermune Pharmaceuticals Inc. ....................     18,424             822,171
International Bancshares Corp. ....................     36,463           1,244,300
International Fibercom Inc. .......................     69,959             345,423
International Multifoods Corp. ....................     40,525             823,164
International Specialty Products ..................     35,440             237,005
Internet Common Corp. .............................     26,890             159,659
Internet Pictures Corp. ...........................    111,070             107,599
Interpool Inc. ....................................     30,148             514,400
Interstate Bakeries Corp. .........................     70,692             994,106
Intertan Inc. .....................................     65,602             762,623
Intertrust Technologies Corp. .....................    154,763             522,325
Intervoice Inc. ...................................     83,492             605,317
Interworld Corp. ..................................     43,812              21,906
Interwoven Inc. ...................................     83,960           5,536,112
Intrabiotics Pharmaceuticals ......................     18,152             174,713
Intranet Solutions Inc. ...........................     40,478           2,064,378
Intraware Inc. ....................................     34,667              50,917
Intrusion Inc. ....................................     36,107             171,508
Invacare Corp. ....................................     58,034           1,987,664
Investment Technology Group .......................     66,841           2,790,612
Investors Financial Services Corp. ................     71,571           6,155,106
Invitrogen Corp. ..................................     84,321           7,283,226
Iomega Corp. ......................................    645,383           2,174,941
Ionics Inc. .......................................     39,736           1,127,509
IRT Property Co.--REIT(a) .........................     79,548             646,327
Irwin Financial Corp. .............................     25,927             549,328
Isaac Fair & Co., Inc. ............................     27,576           1,406,376
Isis Pharmaceuticals Inc. .........................     96,497           1,025,281
Isle Capri Casinos Inc. ...........................     61,259             650,877
ITC Deltacom ......................................    125,289             675,386
ITT Educational Services Inc. .....................     34,485             758,670
Itxc Corp. ........................................     14,792             102,620
Ivex Packaging Corp. ..............................     48,008             525,087
Ivillage Inc. .....................................     56,991              60,553
Ixl Enterprises Inc. ..............................     99,982              99,982
Ixys Corp. Delaware ...............................     13,542             198,052
J. B. Hunt Transport Services Inc. ................     42,095             707,722
J.D. Edwards& Co. .................................    134,315           2,392,486
Jack In The Box Inc. ..............................     91,411           2,690,911
Jacobs Engineering Group Inc. .....................     54,784           2,530,336
The accompanying notes are an integral part of these financial statements.


                                     SAI-95

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Jakks Pacific Inc. ................................     38,915      $      355,099
JDA Software Group Inc. ...........................     47,857             625,132
JDN Realty Corp. ..................................     79,796             842,845
Jeffries Group Inc. ...............................     59,986           1,874,562
JLG Industries Inc. ...............................     98,924           1,051,067
Jni Corp. .........................................     16,604             376,703
John Harland Co. ..................................     69,841             986,504
John Nuveen & Co., Inc. ...........................     16,268             935,410
John Wiley & Sons Inc. ............................    108,764           2,338,426
Jones Lang Lasalle Inc. ...........................     73,919           1,025,626
Journal Register Co. ..............................    110,861           1,780,705
JP Realty Inc. ....................................     31,322             493,322
Juno Online Services Inc. .........................     52,273              34,304
Jupiter Media Metrix Inc. .........................     46,420             432,286
K V Pharmaceutical Co. ............................     42,580           1,032,565
Kaiser Aluminum Corp. .............................     71,718             264,460
Kaman Corp. .......................................     55,132             930,352
Kansas City Life Insurance Co. ....................     16,621             587,968
Kansas City Power & Light Co. .....................    151,399           4,154,010
Kaufman & Broad Home Corp. ........................    108,467           3,653,982
Kaydon Corp. ......................................     72,504           1,803,537
Keithley Instrs Inc. ..............................     21,083             907,887
Kellwood Co. ......................................     58,652           1,239,023
Kelly Services Inc. ...............................     41,607             982,965
Kennametal Inc. ...................................     74,165           2,160,056
Kenneth Cole Productions Inc. .....................     18,322             737,460
Kent Electronics Corp. ............................     68,641           1,132,576
Key Energy Group Inc. .............................    232,681           2,428,608
Key Production Inc ................................     24,652             827,383
Key3Media Group Inc. ..............................     50,253             612,458
Keynote Sys Inc ...................................     41,592             590,086
Kforce.Com Inc. ...................................     82,527             252,739
Kilroy Realty Corp.--REIT(a) ......................     64,272           1,835,769
Kimball International Inc. ........................     72,257           1,047,726
Kirby Corp. .......................................     57,763           1,213,023
Knight Transportation Inc. ........................     17,586             338,531
Koger Equity Inc. .................................     64,788           1,008,263
Korn / Ferry International ........................     89,726           1,906,677
Kos Pharmaceuticals Inc ...........................     24,587             433,346
Krispy Kreme Doughnuts Inc. .......................      7,603             631,049
Kronos Inc. .......................................     30,111             931,559
Kulicke & Soffa Industries Inc. ...................    118,346           1,331,392
Labor Ready Inc ...................................     66,113             218,999
Laboratory Corp. America Holdings .................     41,973           7,387,248
Labranche & Co. Inc. ..............................     89,520           2,735,955
Laclede Gas Co. ...................................     45,223           1,057,088
Lancaster Colony Corp. ............................     74,660           2,095,146
Lance Inc. ........................................     59,709             755,692
Land's End Inc. ...................................     32,376             813,285
Landamerica Financial Group Inc ...................     23,818             963,140
The accompanying notes are an integral part of these financial statements.


                                     SAI-96

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Landry's Seafood Restaurants Inc. .................     51,138      $      508,184
Landstar Systems Inc. .............................     20,589           1,141,403
Lante Corp. .......................................     37,175              58,086
Lasalle Hotel Propertys ...........................     27,665             420,162
Latitude Communications Inc. ......................     30,932             119,862
Lawson Products Inc. ..............................     12,584             342,128
Lazy Boy Chair Co. ................................    147,089           2,316,652
LCC International Inc .............................     24,776             269,439
Leap Wireless International Inc ...................     65,859           1,646,475
Lear Corp. ........................................    157,642           3,911,492
Learning Tree International Inc. ..................     26,090           1,291,455
Lee Enterprises Inc. ..............................    105,526           3,145,994
Legato Systems Inc. ...............................    213,867           1,590,636
Lennar Corp. ......................................    119,174           4,320,057
Lennox Intl Inc ...................................     97,862             758,430
Leucadia National Corp. ...........................     91,923           3,257,521
Level 8 Systems Inc. ..............................     13,635              83,088
Lexicon Genetics Inc. .............................     23,868             396,806
Lexington Corporate Property Trust ................     41,103             485,529
LI VI Inc .........................................     22,192             337,041
Libbey Inc. .......................................     36,932           1,121,809
Liberty Corp. .....................................     39,399           1,603,047
Liberty Financial Cos., Inc. ......................     33,451           1,490,660
Liberty Livewire Corp. ............................      5,861              45,056
Lifeminders Inc. ..................................     27,369              95,792
Lifepoint Hosps Inc. ..............................     77,798           3,899,625
Ligand Pharmaceuticals Inc. .......................    130,062           1,820,868
Lightbridge Inc ...................................     40,658             533,636
Lightpath Technologies Inc. .......................     37,483             520,077
Lightspan Inc. ....................................     17,856              25,668
Lincare Holdings Inc. .............................     96,687           5,517,202
Lincoln Electric Holdings Inc .....................     84,969           1,667,517
Lindsay Manufacturing Co. .........................     28,613             647,369
Linens N Things Inc. ..............................     95,347           2,633,961
Liqui-Box Corp. ...................................      7,950             296,138
Littelfuse Inc. ...................................     47,634           1,363,523
Liveperson Inc. ...................................      9,792              10,404
LNR Property Corp. ................................     55,090           1,211,980
Lodgenet Entertainment Corp .......................     29,942             527,728
Lone Star Steakhouse & Saloon Inc. ................     56,030             539,289
Lone Star Technologies Inc. .......................     56,322           2,168,397
Longs Drug Stores Corp. ...........................     71,351           1,721,343
Longview Fibre Co. ................................    126,539           1,708,276
Looksmart Limited .................................     96,901             236,196
Loudeye Technologies Inc. .........................     10,653              12,650
Louis Dreyfus Natural Gas Holdings Corp. ..........     49,835           2,283,066
Louisiana-Pacific Corp. ...........................    255,055           2,582,432
LTV Corp. .........................................    226,845              77,978
LTX Corp. .........................................    115,219           1,492,446
Lubrizol Corp. ....................................    127,448           3,281,786
The accompanying notes are an integral part of these financial statements.


                                     SAI-97

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Luby's Cafeterias Inc. ............................     47,326      $      283,956
Luminex Corp. Delaware ............................     11,142             290,388
Lynx Therapeutics Inc. ............................     23,823             214,407
M.D.C. Holdings, Inc. .............................     51,661           1,702,230
M.S. Carriers Inc. ................................     20,416             668,624
MacDermid Inc. ....................................     42,184             801,496
Macerich Co. ......................................     75,600           1,450,575
Madden Steven Ltd. ................................     23,441             178,738
Madison Gas & Electric Co. ........................     40,223             910,045
MAF Bancorp Inc. ..................................     56,521           1,607,316
MagneTek Inc. .....................................     44,643             580,359
Mail.com ..........................................     98,340              70,682
Mail Well Holdings Inc. ...........................    113,351             488,826
Management Network Group Inc. .....................     12,967             153,983
Manhattan Assocs Inc ..............................     11,331             482,984
Manitowoc Co., Inc. ...............................     58,561           1,698,269
Manor Care Inc. ...................................    197,169           4,066,611
Manufactured Home Communities Inc. ................     44,040           1,277,160
Manugistics Group Inc. ............................    112,586           6,417,402
Mapinfo Corp. .....................................     34,047           1,608,721
Marcus Corp. ......................................     51,619             716,214
Marimba Inc. ......................................     35,350             159,075
Markel Corp. ......................................     13,975           2,529,475
Marketwatch Common Inc. ...........................      5,457              16,371
Martek Biosciences Corp. ..........................     42,120             515,970
Martha Stewart Living Inc. ........................     22,736             456,141
Mathews International Corp. .......................     33,951           1,071,578
Matrix Pharmaceutical Inc. ........................     60,314           1,032,877
Matrixone Inc. ....................................     13,060             237,529
Mattson Technology Inc. ...........................     38,936             401,528
Maverick Tube Corp. ...............................     44,641           1,010,003
Maxim Pharmaceuticals Inc .........................     56,439             359,799
Maximus Inc .......................................     27,411             957,672
Maxtor Corp. ......................................    153,207             857,002
Maxygen Inc. ......................................     17,873             437,889
McAfee.Com Corp. ..................................     14,665              73,325
McClatchy Newspapers Inc. .........................     45,209           1,927,034
McGrath RentCorp ..................................     19,727             382,211
Mck Communications Inc ............................     23,048             194,468
Mcmoran Exploration Co. ...........................     38,134             505,276
Mcsi Inc. .........................................     25,650             548,269
MDU Resources Group Inc. ..........................    157,791           5,128,207
Meade Instrs Corp. ................................     20,748             136,159
Mechanical Technology Inc. ........................     58,416             204,456
Medallion Financial Corp ..........................     27,085             396,118
Media 100 Inc. ....................................     25,737              65,951
Media General Inc. ................................     45,608           1,660,131
Mediacom Communications Corp. .....................     48,120             827,062
Mediaplex Inc. ....................................     28,326              23,015
Medical Assurance Inc. ............................     43,672             728,776
The accompanying notes are an integral part of these financial statements.


                                     SAI-98

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   -----------------
Medicalogic Inc. ..................................     23,823      $       55,091
Medicis Pharmaceutical Corp. ......................     72,467           4,284,611
Meditrust .........................................    342,978             878,881
Medquist Inc. .....................................     36,310             580,960
Memberworks Inc. ..................................     23,922             508,343
MEMC Electronic Materials Inc. ....................     82,809             802,212
Men's Wearhouse Inc. ..............................     77,768           2,119,178
Mentor Corp. ......................................     50,725             989,137
Mentor Graphics Corp. .............................    155,342           4,262,196
Mercator Software Inc. ............................     60,975             327,741
Merchants New York Bancorp Inc. ...................     45,423           1,138,414
Mercury Computer Systems Inc. .....................     51,070           2,371,563
Mercury General Corp. .............................     65,078           2,855,297
Meredith Corp. ....................................     90,614           2,916,638
Meridian Resource Corp. ...........................     32,537             280,632
Meristar Hospitality Corp. ........................     85,152           1,676,430
Mesa Air Group Inc. ...............................     81,758             572,306
Mesaba Holdings Inc. ..............................     30,420             382,151
Meta Group Inc ....................................     19,688             127,972
Metals USA Inc ....................................     54,777             154,060
Metasolv Software Inc. ............................     23,052             210,350
Metawave Communications Corp. .....................     14,681             133,964
Methode Electronics Inc. ..........................     87,602           2,009,371
Metricom Inc. .....................................     50,574             508,901
Metris Cos Inc. ...................................    146,480           3,854,255
Metrocall Inc. ....................................    179,219              84,009
Metromedia Inter. Group Inc. ......................    172,040             447,304
Mettler Toledo International Inc ..................     93,611           5,090,098
MGI PHARMA Inc. ...................................     39,622             653,763
Michael Foods Inc .................................     29,415             886,127
Michael's Stores Inc. .............................     77,621           2,056,956
Micron Electronics Inc. ...........................     87,526             341,898
Micros Systems Inc. ...............................     41,208             752,046
Microsemi Corp. ...................................     24,914             692,921
Microstrategy Inc. ................................     63,506             603,307
Microvision Inc. Washington .......................     29,455             515,462
Mid Atlantic Medical Services Inc. ................    105,330           2,086,851
Mid State Bancshares ..............................     26,934             956,157
Mid-America Apartment Communities Inc. ............     43,320             977,407
Mid-America Bancorp ...............................     21,422             487,351
Midas Inc .........................................     35,369             422,217
Midcoast Energy Resources Inc. ....................     26,393             575,697
Midland Co. .......................................      9,792             271,728
Midway Games Inc. .................................     73,782             523,852
Midwest Express Holdings Inc. .....................     34,744             510,303
Milacron Inc. .....................................     82,424           1,323,935
Millennium Chemicals Inc. .........................    155,905           2,825,778
Mills Co. .........................................     36,662             607,214
Mine Safety Appliances Co. ........................     21,255             534,032
Minerals Technologies Inc. ........................     49,764           1,701,307
The accompanying notes are an integral part of these financial statements.


                                     SAI-99

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Mips Technologies Inc. ............................     92,382      $    2,465,445
Miravant Medical Technologies .....................     33,478             310,718
Mississippi Valley Bankshares Inc. ................     14,598             428,816
Mitchell Energy & Development Corp. ...............     49,187           3,012,704
Mks Instrs Inc. ...................................      9,769             151,420
Mobile Mini Inc. ..................................     22,172             509,956
Modem Media Poppe Tyson Inc. ......................     24,781              82,087
Modine Manufacturing Co. ..........................     54,087           1,122,305
Modis Professional Services Inc ...................    220,963             911,472
Mohawk Industries Inc. ............................     99,463           2,722,800
Molecular Devices Corp ............................     38,710           2,649,216
Monaco Coach Corp .................................     38,312             677,643
Moog Inc ..........................................     17,675             512,575
Morgan Keegan Inc. ................................     53,074           1,406,461
Morrison Management Specialists Inc. ..............     31,317           1,093,276
Motient Corp. .....................................     80,494             321,976
Mp3 Common Inc. ...................................     49,077             176,370
Mpower Communications Corp. .......................    113,484             581,605
MRV Communications Inc. ...........................    153,488           2,052,902
MTI Technology Corp ...............................     76,264             300,290
Mueller Industries Inc. ...........................     81,782           2,192,780
Multex Systems Inc. ...............................     36,871             488,541
Musicland Stores Corp. ............................     61,982             767,027
Myers Industries Inc. .............................     40,694             590,063
Mypoints Common Inc. ..............................     57,571              68,366
Myriad Genetics Inc. ..............................     47,257           3,910,517
NABI Inc. .........................................     82,957             383,676
NACCO Industries Inc. .............................     15,775             689,170
Nanogen Inc. ......................................     34,675             312,075
Nanometrics Incorporaed ...........................     10,660             147,241
National Data Corp. ...............................     80,443           2,946,225
National Golf Properties Inc. .....................     31,706             651,955
National Health Investors Inc. ....................     56,566             417,174
National Information Consortm .....................     38,603              59,111
National Penn Bancshares Inc. .....................     45,231             913,101
National Presto Industries Inc. ...................     11,306             346,953
National Processing Inc. ..........................     15,021             255,357
National Service Industries Inc. ..................    100,488           2,581,285
National Steel Corp. ..............................     48,222              57,264
National Western Life Insurance Co. ...............      4,521             465,946
Nationsrent Inc. ..................................     63,514              99,241
Nationwide Health Properties Inc. .................    109,514           1,409,993
Natural Microsystems Corp. ........................     89,170             880,554
Nautica Enterprises Inc. ..........................     67,533           1,028,823
Navigant Consulting Co. ...........................     78,664             299,907
NBC Internet Inc. .................................     83,371             291,799
NBT Bancorp Inc. ..................................     57,556             841,756
NBTY Inc. .........................................    135,240             642,390
NCH Corp. .........................................      6,151             233,738
NCI Building Systems Inc. .........................     43,402             816,500
The accompanying notes are an integral part of these financial statements.


                                     SAI-100

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
NCO Group Inc. ....................................     46,601      $    1,415,505
Neiman Marcus Group ...............................     89,378           3,178,505
Neoforma.Com Inc. .................................     16,449              13,365
Neon Communications Inc. ..........................     12,866              83,629
Neon Systems Inc. .................................      9,702              60,638
Neorx Corp. .......................................     45,564             239,211
Neose Technologies Inc. ...........................     27,679             913,407
Net Genesis Corp. .................................     10,464              34,008
Net Perceptions Inc. ..............................     35,076              73,440
Net2000 Communication Inc. ........................     23,998              41,247
Net2Phone Inc. ....................................     28,537             210,460
Netbank Inc. ......................................     52,732             346,054
Netcentives Inc. ..................................     54,450             207,591
Netcreations Inc. .................................      8,164              55,872
Netegrity Inc. ....................................     62,245           3,384,572
Netguru.Com Inc. ..................................     11,035              43,450
Netiq .............................................     66,210           5,785,099
NetManage Inc. ....................................    128,894             120,838
Netobjects Inc. ...................................     32,876              15,411
Netopia Inc. ......................................     32,975             142,205
Netpliance Inc. ...................................     18,823              10,000
Netratings Inc. ...................................      9,217             135,375
Netro Corp. .......................................     83,320             578,032
Netscout Systems Inc. .............................     33,036             330,360
Netsilicon Inc. ...................................     14,665              54,535
Netsol International Inc. .........................      8,253              57,771
Netsolve Inc. .....................................     14,510             110,639
Network Access Solutions Corp. ....................     39,475              24,672
Network Commerce Inc. .............................     66,498              49,874
Network Equipment Technologies Inc. ...............     46,165             297,187
Network Peripherals Inc. ..........................     29,773             191,664
Network Plus Corp. ................................     23,905              59,763
Netzero Inc. ......................................     74,211              64,935
Neurocrine Biosciences Inc ........................     49,793           1,649,393
Neurogen Corp. ....................................     33,925           1,191,616
New England Business Service Inc. .................     29,026             529,724
New Era Of Networks Inc ...........................     61,387             360,649
New Jersey Resources Corp. ........................     42,761           1,849,413
New Plan Excel Reality Trust Inc. .................    213,010           2,795,756
New York Community Bancorp Inc. ...................     38,927           1,430,567
Newpark Resources Inc. ............................    170,023           1,625,845
Newport News Shipbuilding Inc. ....................     79,272           4,122,144
Nexell Therapeutics Inc. ..........................     17,997              54,553
Nextcard Inc. .....................................     78,720             629,760
Nhancement Technologies Inc. ......................     22,284             110,027
Niku Corp. ........................................     19,973             146,053
NL Industries Inc. ................................     51,683           1,253,313
Nordson Corp. .....................................     67,380           1,718,190
Nortek Inc. .......................................     22,437             531,476
North Pittsburgh Systems Inc. .....................     34,940             384,340
The accompanying notes are an integral part of these financial statements.


                                     SAI-101

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Northwest Bancorp Inc (Pa) ........................     32,786      $      297,123
Northwest Natural Gas Co. .........................     60,942           1,614,963
Northwestern Corp .................................     54,675           1,264,359
Novadigm Inc. .....................................     29,446             185,878
Noven Pharmaceuticals Inc. ........................     47,313           1,768,323
Novoste Corp ......................................     39,025           1,073,187
NPC International Inc. ............................     19,075             206,248
NPS Pharmaceuticals Inc ...........................     57,434           2,756,832
NS Group Inc. .....................................     40,170             379,607
Ntelos Inc. .......................................     32,568             574,011
Nu Skin Asia Pacific Inc. .........................    109,012             579,126
Nuance Communications .............................     12,236             527,677
Nucentrix Broadband Networks ......................     21,208             238,590
Nuevo Energy Co. ..................................     37,018             640,874
NUI Corp. .........................................     31,843           1,024,947
Numerical Technologies Inc. .......................     13,542             244,602
NVR Inc. ..........................................     21,508           2,658,389
Nx Networks Inc. ..................................     82,206              51,379
Nyfix Inc. ........................................     52,633           1,273,061
O Charleys Inc. ...................................     33,427             595,418
O'Reilly Automotive Inc. ..........................     87,737           2,346,965
Oak Technology ....................................    108,243             940,361
Oakley Inc. .......................................     54,949             741,811
Objective Systems Integrators Inc. ................     47,542             837,928
Oceaneering International Inc. ....................     49,394             960,096
Oceanfirst Financial Corp. ........................     28,725             707,353
Ocular Sciences Inc ...............................     37,695             438,204
Ocwen Financial Corp. .............................     91,151             581,088
Office Max Inc. ...................................    282,739             812,875
Offshore Logistics Inc. ...........................     51,741           1,114,857
Ogden Corp. .......................................    121,492           1,867,939
OGE Energy Corp. ..................................    186,444           4,556,225
Ohio Casualty Corp. ...............................    147,044           1,470,440
Olin Corp. ........................................     88,194           1,951,292
OM Group Inc. .....................................     56,879           3,107,015
Omega Financial Corp. .............................     21,045             568,215
Omnicare Inc. .....................................    220,622           4,770,951
Omnova Solutions Inc. .............................     78,845             473,070
On Assignment Inc. ................................     56,467           1,609,309
On Command Corp ...................................     22,005             192,544
On2 Common Inc. ...................................     44,160              25,613
Oneida Ltd. .......................................     33,026             613,045
Oneok Inc. ........................................     70,923           3,413,169
Onvia.Com Inc. ....................................     19,020              16,048
Onyx Software Corp. ...............................     53,991             593,901
Open Market Inc. ..................................     83,300              91,109
Optical Cable Corp. ...............................      4,575              41,461
Opus360 Corp. .....................................     17,956               5,611
Oratec Interventions Inc. Delaware ................     10,564              54,141
Orbital Sciences Corp. ............................     87,205             359,721
The accompanying notes are an integral part of these financial statements.


                                     SAI-102

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Orchid Biosciences Inc. ...........................     14,373      $      201,222
Organic Inc. ......................................     14,692              11,937
Organogenesis Inc. ................................     85,317             767,000
Oriental Financial Group Inc. .....................     26,957             358,865
Orthodontic Centres of America Inc. ...............     97,809           3,056,531
Oshkosh B Gosh Inc. ...............................     25,374             469,419
Oshkosh Truck Corp. ...............................     34,976           1,538,944
OSI Pharmaceuticals Inc ...........................     69,918           5,602,180
Osicom Technologies Inc. ..........................     24,684             396,487
Otg Software Inc. .................................     12,096             195,237
Otter Tail Power Co. ..............................     58,390           1,620,322
Overseas Shipholding Group Inc. ...................     62,105           1,424,533
Owens & Minor Inc. ................................     81,062           1,438,850
Owens Corning Fiberglas Corp. .....................    122,607              99,618
P Common Inc. .....................................    199,036             609,548
P F Changs China Bistro Inc. ......................     14,259             448,267
P.H. Glatfelter Co. ...............................     63,304             788,135
Pac West Telecomm Inc .............................     42,201             145,066
Pacific Capital Bancorp New .......................     64,532           1,814,962
Pacific Gulf Properties Inc.--REIT(a) .............     46,684             285,940
Pacific Northwest Bancorp .........................     30,472             420,895
Pacific Sunwear California ........................     75,740           1,940,837
Packaging Corp. America ...........................    113,764           1,834,444
Packard Bioscience Co. ............................     28,904             336,009
Packeteer Inc. ....................................     43,578             539,278
Pactiv Corp. ......................................    405,829           5,022,134
Palm Harbor Homes Inc. ............................     44,348             698,481
Pan Pacific Retail Properties Inc. ................     48,029           1,071,647
Papa John's International Inc. ....................     42,965             955,971
Paradigm Enetics Inc. .............................     11,810             118,100
Paradyne Corp. ....................................     39,388              71,391
Parexel International Corp. .......................     58,338             630,780
Park Electrochemical Corp. ........................     34,158           1,048,224
Park National Corp. ...............................     22,451           2,013,574
Parker Drilling Co. ...............................    188,221             952,869
Parkervision Inc. .................................     19,349             708,657
Parkway Properties Inc. ...........................     24,180             717,844
Patina Oil & Gas Corp. ............................     34,375             825,000
Patterson Energy Inc. .............................     88,790           3,307,427
PAXAR Corp. .......................................     96,364             981,708
Paxson Communications Corp. .......................     81,848             977,060
Payless ShoeSource Inc. ...........................     54,228           3,836,631
Pc Connection Inc. ................................     12,268             127,281
Pc Tel Inc ........................................     33,569             360,867
Pec Solutions Inc. ................................      7,493              60,881
Pegasus Systems Inc ...............................     57,682             400,169
Penn Engineering & Manufacturing Corp. ............     14,985             528,221
Penn National Gaming Inc. .........................     19,209             195,692
Penn Virginia Corp. ...............................     16,613             551,344
Pennaco Energy Inc. ...............................     38,284             751,323
The accompanying notes are an integral part of these financial statements.


                                     SAI-103

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Pennsylvania--REIT(a) .............................     29,486      $      563,920
Pennzoil Quaker Str Co. ...........................    190,466           2,452,250
Penton Media Inc ..................................     51,259           1,377,586
People's Bank .....................................     66,506           1,720,843
Peoples Energy Corp. ..............................     84,412           3,777,437
Pep Boys--Manny, Moe & Jack .......................    118,945             431,176
Per Se Technologies Inc. ..........................     73,773             257,053
Peregrine Pharmaceuticals Inc. ....................    188,676             176,884
Performance Food Group Inc. .......................     37,261           1,910,208
Pericom Semiconductor Corp. .......................     52,632             973,692
Perot Systems Corp. ...............................    143,518           1,318,572
Perrigo Co. .......................................    149,697           1,239,678
Persistence Software Inc. .........................     26,508             117,629
PETSMART Inc. .....................................    254,626             732,050
PFF Bancorp Inc. ..................................     29,257             610,740
Pharmaceutical Product Development Inc. ...........     45,512           2,261,377
Pharmacopeia Inc. .................................     49,559           1,081,006
Pharmacyclics Inc .................................     39,217           1,343,182
Philadelphia Consolidated Holding Corp. ...........     15,252             470,906
Philadelphia Suburban Corp. .......................    108,978           2,669,961
Phillips-Van Heusen Corp. .........................     51,494             669,422
Phoenix Investment Partners Limited ...............    111,444           1,748,278
Phoenix Technology Ltd. ...........................     56,876             766,937
Photogen Technologies Inc. ........................     21,898              38,322
Photon Dynamics Inc. ..............................     28,003             630,067
Photronics Inc. ...................................     58,970           1,382,109
Pico Holdings Inc. ................................     32,086             399,070
Piedmont Natural Gas Co., Inc. ....................     77,489           2,959,111
Pier 1 Imports Inc. ...............................    234,768           2,421,045
Pilgrim's Pride Corp. .............................     39,501             308,602
Pinnacle Entertainment Inc. .......................     46,885             632,947
Pinnacle Systems Inc. .............................    112,413             829,046
Pioneer Natural Resources Co. .....................    242,969           4,783,452
Pioneer-Standard Electronics Inc. .................     75,399             829,389
Pittston Brink's Group ............................    125,326           2,490,854
Pixelworks Inc. ...................................     13,538             302,913
Plains Resources Inc. .............................     37,367             789,378
Plantronics Inc. ..................................    119,161           5,600,567
Playboy Enterprises Inc. ..........................     51,206             508,860
Playtex Family Products Corp. .....................     72,061             693,587
Plexus Corp. ......................................     95,055           2,888,781
Plx Technology Inc. ...............................     36,879             306,557
Pma Capital Corp. .................................     39,861             687,602
Pogo Producing Co. ................................     96,730           3,010,721
Polaris Industries Inc. ...........................     56,994           2,265,511
Polaroid Corp. ....................................    110,610             642,921
Polo Ralph Lauren Corp ............................    131,180           2,926,954
Polymedica Corp. ..................................     25,477             850,295
Polymer Group Inc. ................................     43,851             235,699
Polyone Corp. .....................................    234,652           1,378,580
The accompanying notes are an integral part of these financial statements.


                                     SAI-104

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Pope & Talbot Inc. ................................     35,324      $      593,885
Potlatch Corp. ....................................     69,574           2,335,077
Power Integrations ................................     65,798             756,677
Praecis Pharmaceuticals Inc. ......................     18,709             547,238
Pre-Paid Legal Services Inc. ......................     46,978           1,197,939
Precision Castparts Corp. .........................    118,516           4,985,079
Predictive Systems Inc. ...........................      9,699              69,408
Premier National Bancorp Inc ......................     39,117             814,123
Prentiss Properties Trust .........................     88,098           2,373,140
Presidential Life Corp. ...........................     45,976             686,766
Presstek Inc. .....................................     66,860             702,030
Preview Systems Inc. ..............................     13,363              41,759
PRI Automation Inc. ...............................     47,696             894,300
Price Communications Corp. ........................    106,737           1,794,516
Pricesmart Inc. ...................................      5,229             171,903
Prima Energy Corp .................................     21,723             760,305
Prime Group Reality Trust .........................     22,962             330,079
Prime Hospitality Corp. ...........................    108,518           1,261,522
Primex Technologies Inc ...........................     22,553             718,877
Primus Knowledge Solutions Inc. ...................     28,675             186,388
Primus Telecomm Group Inc. ........................     68,311             157,969
Priority Healthcare Corp ..........................     55,780           2,276,521
Private Media Group Inc. ..........................     31,301             241,605
Prize Energy Corp. ................................      8,425             174,819
Probusiness Services Inc ..........................     35,749             949,583
Prociurenet Inc. ..................................     64,900               9,735
Procom Technology Inc .............................     11,910             154,458
Prodigy Communications Corp. ......................     51,721              77,582
Professional Detailing Inc. .......................     10,199           1,078,704
Profit Recovery Group International Inc. ..........    100,444             640,330
Progress Software Corp. ...........................     81,217           1,172,570
Project Software & Development Inc. ...............     32,282             346,527
Promistar Financial Corp. .........................     40,841             710,251
Prosoft Development Inc. ..........................     48,498             588,038
Protection One Inc. ...............................     37,711              32,997
Provident Bankshares Corp. ........................     68,909           1,438,475
Provident Financial Group Inc. ....................     53,754           2,015,775
Province Healthcare Co. ...........................     73,638           2,899,496
Proxim Inc. .......................................     62,495           2,687,285
PS Business Pks Inc ...............................     56,385           1,567,503
PSS World Med Inc .................................    170,528             852,640
Public Service Co. of New Mexico ..................     84,527           2,266,380
Pulitzer Inc. .....................................     20,749             972,091
Pulte Corp. .......................................     72,314           3,050,747
Puma Technology Inc. ..............................     81,399             338,315
Purchasepro Common Inc. ...........................     51,300             897,750
Pure Resources Inc. ...............................    122,495           2,480,524
QRS Corp ..........................................     31,656             405,593
Quanex Corp. ......................................     30,981             623,493
Quantum Corp. .....................................    182,686           1,461,488
The accompanying notes are an integral part of these financial statements.


                                     SAI-105

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Quicklogic Corp. ..................................     52,693      $      365,558
Quiksilver Inc. ...................................     53,941           1,045,107
Quintus Corp. .....................................     46,767             138,840
Quokka Sports Inc. ................................     51,645              29,050
Quorum Health Group Inc. ..........................    173,757           2,736,673
R & G Financial Corp ..............................     24,491             348,997
Radiant Systems Inc. ..............................     39,804             815,982
Radisys Corp. .....................................     36,524             945,058
Rainbow Technologies Inc. .........................     51,676             817,127
Ralcorp Holdings Inc. .............................     65,661           1,075,199
Ramp Networks Inc. ................................     34,768             198,830
Rare Hospitality International Inc. ...............     40,015             892,835
Rare Medium Group Inc. ............................     67,148             128,001
Raymond James Financial Inc. ......................     95,746           3,339,142
Rayonier Inc. .....................................     66,037           2,629,098
Rayovac Corp ......................................     66,754             947,072
Razorfish Inc. ....................................     24,889              40,445
Realty Income Corp. ...............................     64,543           1,605,507
Reckson Associates Realty Corp. ...................    132,488           3,320,480
Reebok International Ltd. .........................    106,687           2,916,823
Regal Beloit Corp. ................................     51,397             876,833
Regency Realty Corp. ..............................     75,000           1,776,562
Regeneron Pharmaceuticals Inc. ....................     44,846           1,581,522
Regent Communications Inc. Delaware ...............     38,521             228,718
Regis Corp. .......................................     83,861           1,215,984
Register.Com Inc. .................................     11,713              81,991
Rehabcare Group Inc. ..............................     31,538           1,620,265
Reliance Steel & Aluminum Co. .....................     42,772           1,058,607
Remec Inc. ........................................     91,833             883,893
Remedy Corp. ......................................     64,749           1,072,405
Renal Care Group Inc. .............................    109,898           3,013,609
Rental A Center Inc. New ..........................     42,015           1,449,517
Rental Way Inc ....................................     61,331             272,156
Republic Bancorp Inc. .............................    121,232           1,310,821
Republic Security Financial Corp ..................    119,209             860,540
Research Frontiers Inc. ...........................     24,750             433,125
Resmed Inc ........................................     74,030           2,951,946
Resources Care Inc. ...............................     46,447             209,012
Respironics Inc. ..................................     79,329           2,260,876
Retek Inc. ........................................    115,158           2,806,976
Revlon Inc. .......................................     21,130             104,805
RFS Hotel Investors Inc. ..........................     58,419             763,098
RGS Energy Group Inc. .............................     84,554           2,742,720
RH Donnelley Corp .................................     77,228           1,877,606
Rhythms Netconnections Inc. .......................    148,536             167,103
Ribozyme Pharmaceuticals Inc. .....................     22,191             317,609
Rica Foods Inc. ...................................     17,276              92,859
Richmond County Financial Corp ....................     64,406           1,682,607
Riggs National Corp. ..............................     43,765             609,975
Rightchoice Manage Care Inc. ......................      8,932             310,945
The accompanying notes are an integral part of these financial statements.


                                     SAI-106

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Riviana Foods Inc. ................................     15,697      $      308,054
RLI Corp. .........................................     19,191             857,598
Roadway Express Inc. ..............................     28,297             599,543
Robbins & Myers Inc. ..............................     17,404             419,872
Robert Mondavi Corp. ..............................     19,699           1,066,208
Robotic Vision Systems Inc. .......................     82,835             227,796
Rock-Tenn Co. .....................................     31,798             236,498
Rogers Corp. ......................................     36,788           1,510,607
Rollins Inc. ......................................     40,877             820,095
Rollins Truck Leasing Corp. .......................    110,917             887,336
Roper Industries Inc. .............................     74,370           2,458,858
Roslyn Bancorp Inc. ...............................    150,696           4,115,884
RPC Energy Services Inc. ..........................     32,956             477,862
RPM Inc. ..........................................    249,865           2,139,469
RTI International Metals Inc ......................     44,953             643,390
Ruby Tuesday Inc. .................................    150,451           2,294,378
Ruddick Corp. .....................................     71,792             821,121
Rudolph Technologies Inc. .........................     12,003             362,341
Rural Celluar Corp ................................     23,214             687,715
Russ Berrie & Co., Inc. ...........................     22,290             470,876
Russell Corp. .....................................     65,508           1,011,280
Ryan's Family Steak Houses Inc. ...................     78,107             737,135
Ryder Systems Inc. ................................    146,408           2,434,033
Ryerson Tull Inc. New .............................     54,790             452,018
Ryland Group Inc. .................................     31,030           1,264,472
S&T Bancorp Inc. ..................................     65,169           1,409,280
Saba Software Inc. ................................      9,217             145,168
Saga Communications ...............................     13,952             207,536
Saga Systems Inc. .................................     71,539             818,227
Sagent Technology Inc. ............................     34,676              47,680
Salem Communications Corp. Delaware ...............     56,614             845,672
Salton/Maxim Housewares Inc. ......................     25,458             526,662
Sanchez Computer Associates Inc ...................     30,351             250,396
Sandy Spring Bancorp Inc ..........................     23,444             533,351
Sangstat Medical Corp. ............................     40,068             475,808
Santander Bancorp .................................     19,325             372,006
Satcon Technology Corp. ...........................     18,334             181,048
Sauer Inc .........................................     47,453             444,872
Saul Centers Inc. .................................     27,858             518,855
Savvis Communications Corp. .......................     40,143              35,125
Sba Communcations Corp. ...........................     64,771           2,659,659
SBS Technologies Inc. .............................     28,592             855,973
SC/PIE Holdings Inc. ..............................     22,828             539,311
Scholastic Corp. ..................................     34,897           3,092,747
School Specialty Inc ..............................     41,814             838,893
Schweitzer-Mauduit International Inc. .............     35,390             677,718
SciClone Pharmaceuticals Inc. .....................     72,772             291,088
Scientific Learning Corp. .........................      8,257              34,834
Sciquest Common Inc. ..............................     42,725              56,077
SCM Microsystems Inc ..............................     33,152           1,094,016
The accompanying notes are an integral part of these financial statements.


                                     SAI-107

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Scott Technologies Inc. ...........................     31,651      $      708,191
Scotts Co. ........................................     37,481           1,384,454
SCP Pool Corp .....................................     35,838           1,077,380
Seaboard Corp. ....................................        659             102,804
Seachange International Inc. ......................     41,528             843,537
Seacoast Financial Services Corp. .................     61,013             732,156
Seacor Holdings Inc. ..............................     41,170           2,166,571
Secure Computing Corp. ............................     63,049             622,609
Security Capital Group Inc ........................     78,486           1,574,625
Seebeyond Technology Corp. ........................      9,796             100,409
Seitel Inc. .......................................     44,205             815,030
Selectica Inc. Delaware ...........................      9,889             239,190
Selective Insurance Group Inc. ....................     61,470           1,490,647
Semco Energy Inc. .................................     43,119             671,039
Seminis Inc. ......................................     29,572              18,483
Semitool Inc. .....................................     37,657             364,802
Senior Housing Property Trust--REIT(a) ............     31,308             291,556
Sensient Technologies Corp. .......................    108,327           2,464,439
Sensormatic Electronics Corp. .....................    175,217           3,515,291
Sequa Corp. .......................................     14,506             527,656
Sequenom Inc. .....................................     12,718             178,052
Sequoia Software Corp. ............................      9,696              18,483
Serena Software Inc. ..............................     37,357           1,278,894
Service Corp. International .......................    655,151           1,146,514
ShopKo Stores Inc. ................................     70,202             351,010
Shurgard Storage Centers Inc. .....................     72,900           1,781,494
Sicor Inc. ........................................    107,850           1,557,084
Sierra Pacific Resources New ......................    192,086           3,085,381
Silicon Graphics Inc. .............................    465,063           1,860,252
Silicon Image Inc. ................................     79,171             430,492
Silicon Valley Bancshares .........................    102,393           3,538,958
Silicon Valley Group Inc. .........................     83,449           2,399,159
Silverstream Software Inc. ........................     28,137             580,326
Simpson Manufacturing Inc. ........................     19,157             977,007
Sinclair Broadcast Group Inc. .....................    110,156           1,105,002
Sipex Corp. .......................................     53,605           1,283,170
Sirius Satellite Radio Inc. .......................     81,609           2,443,169
Sitel Corp. .......................................    105,167             302,355
SJW Corp. .........................................      4,597             468,894
Skechers United States Of America Inc. ............     33,835             524,442
Sky Financial Group Inc. ..........................    207,757           3,479,930
Skyline Corp. .....................................     14,044             265,958
Skywest Inc. ......................................    114,210           3,283,537
Sl Green Realty Corp. .............................     53,418           1,495,704
SLI Inc ...........................................     45,469             292,707
Smart & Final Inc. ................................     29,389             249,807
Smartdisk Corp ....................................     16,624              64,418
Smartserv Online Inc. .............................      9,599              68,093
Smithfield Foods Inc. .............................    130,390           3,963,856
Smucker J M Co. ...................................     51,204           1,431,152
The accompanying notes are an integral part of these financial statements.


                                     SAI-108

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES          VALUE
---------------------------------------------------   ---------   ----------------
Snap On Inc. ......................................    142,511     $    3,972,494
Sodexho Marriott Services Inc .....................     79,744          1,764,336
Softnet Systems Inc. ..............................     65,018            117,845
Solutia Inc. ......................................    247,336          2,968,032
Somera Communications Inc. ........................     70,223            610,062
Sonic Automotive Inc. .............................     49,623            341,158
Sonic Corp. .......................................     64,457          1,502,642
Sonic Foundry Inc. ................................     25,083             32,921
Sonic Innovations Inc. ............................      8,164             54,597
Sonicblue Inc. ....................................    214,830            886,174
Sonicwall Inc. ....................................     56,962            925,632
Sonosite Inc. .....................................     23,209            295,915
Sotheby's Holdings Inc. ...........................    100,624          2,333,219
Source Information Management Co. .................     26,519             99,446
South Financial Group Inc. ........................    105,538          1,398,378
South Jersey Industries Inc. ......................     27,296            812,056
Southern Peru Copper Corp. ........................     60,299            776,350
Southern Union Co. ................................     76,482          2,026,773
Southwest BanCorp. Texas ..........................     69,693          2,992,443
Southwest Gas Corp. ...............................     75,613          1,654,034
Southwest Securities Group Inc. ...................     38,138            986,821
Southwestern Energy Co. ...........................     58,972            611,834
Sovran Self Storage Inc. ..........................     27,245            541,494
Spanish Broadcasting Systems Inc. .................     75,000            375,000
Spartech Corp. ....................................     38,429            790,196
Spectra Physics Lasers Inc ........................      8,550            215,888
Spectralink Corp. .................................     28,526            411,844
Speedfam Ipec Inc. ................................     57,896            350,995
Speedway Motorsport ...............................     34,745            833,880
Spherion Corp. ....................................    136,829          1,547,878
Spiegel Inc. ......................................     38,679            166,803
Spinnaker Exploration Co. .........................     23,044            979,370
Sportsline USA Inc ................................     47,662            253,204
Springs Industries Inc. ...........................     31,125          1,009,617
SPS Technologies Inc. .............................     30,690          1,682,196
SPSS Inc. .........................................     21,234            468,475
St Mary Land & Exploration Co. ....................     66,688          2,221,544
Staar Surgical Co. ................................     33,130            416,196
Stamps Common Inc. ................................     71,068            197,658
Stancorp Financial Group Inc. .....................     76,459          3,650,917
Standard Microsystems Corp. .......................     34,795            704,599
Standard Pacific Corp. ............................     58,074          1,357,480
Standard Register Co. .............................     30,858            439,727
Standex International Corp. .......................     25,091            517,502
Stanford Microdevices Inc. ........................      9,892            356,112
Star Scientific Inc. ..............................     46,756            113,968
Starbase Corp. ....................................    119,440            279,938
Starmedia Network Inc. ............................     87,636            165,687
Startek Inc .......................................     18,550            285,206
State Auto Financial Corp. ........................     29,583            528,796
The accompanying notes are an integral part of these financial statements.


                                     SAI-109

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Staten Islands Bancorp Inc ........................     88,661      $    1,895,129
Station Casinos Inc. ..............................     84,806           1,266,790
Steel Dynamics Inc. ...............................     96,862           1,065,482
Stein Mart Inc. ...................................     64,312             747,627
Stepan Co. ........................................     11,612             275,059
Stericycle Inc. ...................................     32,620           1,243,637
Steris Corp. ......................................    161,960           2,611,605
Sterling Bancshares Inc. ..........................     65,066           1,285,053
Stewart & Stevenson Services Inc. .................     68,681           1,559,273
Stewart Enterprises Inc. ..........................    229,765             437,990
Stewart Information Services Corp. ................     26,020             577,319
Stillwater Mining Co. .............................     93,078           3,662,619
Stockwalk.Com Group Inc. ..........................     19,895              42,277
Stone Energy Corp. ................................     39,729           2,564,507
Stoneridge Inc ....................................     33,246             224,411
Storage Technology Corp. ..........................    227,548           2,047,932
Storage USA Inc. ..................................     65,597           2,082,705
Strayer Education Inc. ............................     16,128             412,272
Stride Rite Corp. .................................     99,091             693,637
Structural Dynamics Research Corp. ................     85,966             859,660
Student Loan Corp. ................................     10,063             547,805
Sturm Ruger & Co., Inc. ...........................     45,437             428,812
Suiza Foods Corp. .................................     66,499           3,191,952
Summit Properties Inc. ............................     61,251           1,592,526
Sun Communities Inc. ..............................     42,068           1,409,278
Sunbeam Corp. Warrants Exercise ...................      1,295                   6
Sunbeam Inc. ......................................    185,334              57,917
Sunglass Hut International Inc. ...................     83,013             425,442
Sunrise Assisted Living Inc. ......................     45,303           1,132,575
Sunrise Technologies International ................    124,883             222,448
Superconductor Technologies .......................     42,064             152,482
Supergen Inc ......................................     63,272             877,899
Superior Energy Services Inc ......................    107,690           1,238,435
Superior Industries International Inc. ............     45,495           1,435,936
Superior Telecom Inc. .............................     16,528              32,023
Supertex Inc. .....................................     18,508             365,822
Surmodics Inc. ....................................     29,520           1,086,705
Susquehanna Bancshares Inc. .......................     94,684           1,562,286
Svi Holdings Inc. .................................     32,753              32,753
Swift Energy Co. ..................................     48,100           1,809,762
Swift Transportation Co., Inc. ....................    104,461           2,069,634
Switchboard Inc. ..................................     13,119              38,947
Sykes Enterprises Inc. ............................     56,287             249,774
Sylvan Learning Systems Inc. ......................     66,792             989,356
Symantec Corp. ....................................          1                  17
Symmetricom Inc. ..................................     55,935             545,366
Symyx Technologies Inc. ...........................     50,457           1,816,452
Syncor International Corp. ........................     53,191           1,934,823
Syntel Inc ........................................     15,287              87,900
Syntroleum Corp ...................................     81,860           1,391,620
The accompanying notes are an integral part of these financial statements.


                                     SAI-110

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)           SHARES           VALUE
-------------------------------------------------------   ----------   ----------------
Systemax Inc. .........................................     24,029      $       30,036
Systems & Computer Technology Corp. ...................     81,180             999,529
Take Two Interactive Software .........................     66,465             764,347
Talk Common Inc. ......................................    168,784             242,627
Tanger Factory Outlet Centers Inc. ....................     12,748             290,814
Tanning Technology Corp. ..............................     29,387             108,365
Targeted Genetics Corp. ...............................     64,044             428,294
Taubman Centers Inc. ..................................     81,944             896,262
Technitrol Inc. .......................................     56,896           2,339,848
Technology Solutions Co. ..............................    100,925             214,466
Tecumseh Products Co. .................................     39,381           1,651,541
Tejon Ranch Co. .......................................     15,078             290,101
Tejon Ranch Co. Subscription rights 1/01/2001 .........     15,078                 471
Telaxis Communications Corp. ..........................      9,699              17,579
Telcom Semiconductor Inc. .............................     39,381             447,959
Teledyne Technologies Inc. ............................     75,584           1,785,672
Teleflex Inc. .........................................     91,546           4,045,189
Teligent Inc ..........................................     41,448              80,306
Telocity Inc. .........................................     26,119              52,238
Tenfold Corp. .........................................     31,984              47,976
Tennant Co. ...........................................     22,388           1,074,624
Tenneco Automotive Inc ................................     81,587             244,761
Terex Corp. ...........................................     62,248           1,007,639
Terremark Worldwide Inc. ..............................    300,169             225,127
Tesoro Petroleum Corp. ................................     75,451             877,118
Tetra Technologies Inc. ...............................     86,123           2,745,171
Texas Biotechnology Corp. .............................     98,690             847,747
Texas Industries Inc. .................................     49,909           1,497,270
Texas Regional Bancshares Inc. ........................     38,680           1,257,113
The Intercept Group Inc. ..............................     19,454             519,179
The Shaw Group Inc. ...................................     83,844           4,192,200
Theragenics Corp. .....................................     63,021             315,105
Therma Wave Inc. ......................................     29,719             416,066
Thermo Cardiosystems Inc. .............................     36,308             317,695
Thermo Fibertek Inc. ..................................     17,792              61,160
Thomas Industries Inc. ................................     36,693             853,112
Thor Industries Inc. ..................................     16,571             327,277
Thoratec Labs Corp. ...................................     36,838             405,218
Three Five Systems Inc. ...............................     53,298             959,364
Timberland Co. ........................................     41,984           2,807,680
Timken Co. ............................................    119,779           1,811,657
Titan Pharmaceuticals Inc. Delaware ...................     55,339           1,957,340
Tivo Inc. .............................................     36,286             195,037
Toll Brothers Inc. ....................................     49,713           2,032,019
Tollgrade Communications Inc. .........................     28,985           1,057,952
Tom Brown Inc. ........................................     70,888           2,330,443
Too Inc. ..............................................     74,254             928,175
Topps Co., Inc. .......................................     98,298             903,113
Toro Co. ..............................................     27,744           1,017,858
Tower Automotive Inc. .................................     99,763             897,867
The accompanying notes are an integral part of these financial statements.


                                     SAI-111

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Town & Country Trust ..............................     38,950      $      752,222
Trammell Crow Co. .................................     58,786             793,611
Transaction Systems Architects Inc. ...............     81,367             940,806
Transkaryotic Therapies Inc. ......................     48,886           1,781,284
Transmontaigne Oil Co. ............................     71,593             196,881
Transport World Entertainment Corp. ...............     76,085             680,010
Travelocity.Com Inc. ..............................     37,494             454,615
Tredegar Industries Inc. ..........................     61,229           1,067,681
Trendwest Resorts Inc .............................      8,162             220,374
Trex Inc. .........................................     13,412             337,815
Triad Guaranty Inc. ...............................     32,010           1,060,331
Triad Hosps Inc. ..................................     85,019           2,768,431
Triangle Pharmaceuticals Inc. .....................     78,760             388,878
Triarc Cos., Inc. .................................     31,869             772,823
Trico Marine Services Inc. ........................     60,678             936,717
Tricord Systems Inc. ..............................     40,748             338,718
Trimble Navigation Ltd. ...........................     57,919           1,390,056
Trimeris Inc. .....................................     37,683           2,067,855
Trinity Industries Inc. ...........................     91,314           2,282,850
Triumph Group Inc. ................................     27,399           1,123,359
Trizetto Group Inc. ...............................     50,515             842,969
Trust Co. of New Jersey ...........................     39,498             496,194
Trustco Bank Corp. ................................    150,170           1,830,197
Trustmark Corp. ...................................    141,475           2,970,975
Tucker Anthony Sutro ..............................     42,838           1,052,208
Tuesday Morning Corp. .............................     24,101             128,037
Tularik Inc. ......................................     26,412             777,503
Tumbleweed Communications Corp. ...................     23,293             398,529
Tupperware Corp. ..................................    137,797           2,816,226
Turkiye Hq Inc. ...................................     49,021           1,194,887
Tut Systems Inc. ..................................     38,716             319,407
Tweeter Home Entertainment Group Inc. .............     37,945             462,455
Twinlab Corp. .....................................     52,746              89,009
UCAR International Inc. ...........................    110,517           1,077,541
Ucbh Holdings Inc. ................................     22,862           1,065,941
UGI Corp. .........................................     65,392           1,655,235
UICI ..............................................     92,290             547,972
Uil Holding Corp. .................................     34,595           1,721,101
Ulticom Inc. ......................................     10,996             374,551
Ultimate Electronics Inc. .........................     20,945             459,481
Ultratech Stepper Inc. ............................     50,839           1,315,459
UMB Financial Corp. ...............................     39,293           1,468,576
Unifi Inc. ........................................    131,796           1,177,927
Unify Corp. .......................................     45,300              12,741
Unigraphics Solutions Inc. ........................     10,759             175,506
Uniroyal Technology ...............................     32,936             205,850
Unisource Energy Corp .............................     72,291           1,359,974
Unistar Financial Service Corp. ...................     10,200               5,202
Unit Corp. ........................................     78,197           1,480,856
United Auto Group Inc. ............................     13,835              92,522
The accompanying notes are an integral part of these financial statements.


                                     SAI-112

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
United Bankshares Inc. ............................     83,874      $    1,782,322
United Community Financial ........................     80,586             559,065
United Dominion Realty Trust Inc. .................    252,590           2,731,129
United National Bancorp New Jersey ................     37,543             720,356
United Natural Foods Inc. .........................     22,876             403,190
United Rentals Inc. ...............................     79,129           1,063,296
United States Aggregates Inc. .....................     12,096              92,988
United Stationers Inc. ............................     78,981           1,895,544
United Television Inc. ............................      9,618           1,115,688
United Therapeutics Corp. Delaware ................     36,191             533,817
Universal Access Inc. .............................     26,694             213,552
Universal Compression Holdings ....................     19,906             750,207
Universal Corp. ...................................     67,393           2,358,755
Universal Display Corp. ...........................     29,902             214,921
Universal Electronics Inc. ........................     33,010             509,592
Universal First Products Inc. .....................     27,059             358,532
Unova Inc. ........................................    103,444             374,985
URS Corp ..........................................     30,375             446,133
US Freightways Corp. ..............................     63,732           1,916,939
US Industries Inc. ................................    181,540           1,452,320
US Interactive Inc. ...............................     42,842              12,049
US LEC Corp. ......................................     25,948             124,875
US Oncology Inc. ..................................    179,096           1,130,543
US Wireleless Corp. ...............................     31,736             138,845
USB Holding Inc ...................................     24,828             311,902
Usec Inc. .........................................    199,638             860,939
UTI Energy Corp. ..................................     68,654           2,257,000
Vail Resorts Inc. .................................     37,086             869,203
Valence Technology Inc. ...........................     73,777             687,048
Valentis Inc. .....................................     69,889             497,959
Valhi Inc. ........................................     19,495             224,193
Valmont Industries Inc. ...........................     32,659             600,109
Valspar Corp. .....................................     90,332           2,906,884
Value City Department Stores Inc. .................     37,830             198,608
Value Line Inc. ...................................      4,751             164,206
Valueclick Inc. ...................................      9,314              45,988
Valuevision International Inc. ....................     95,105           1,200,701
Vans Inc. .........................................     29,772             504,263
Varian Inc. .......................................     77,656           2,630,597
Varian Med Systems Inc. ...........................     76,400           5,190,425
Varian Semiconductor Equipment Inc. ...............     78,389           1,861,739
Vasco Data Security International Inc. ............     27,847             149,678
Vasomedical Inc. ..................................    123,141             269,371
Vaxgen Inc. .......................................     19,113             372,704
Vector Group Limited ..............................     30,582             483,578
Vectren Corp. .....................................    150,313           3,851,771
Veeco Instruments Inc. ............................     58,471           2,346,149
Venator Group Inc .................................    330,363           5,120,626
Ventana Med Systems Inc. ..........................     23,984             443,704
Ventas Inc. .......................................    145,650             819,281
The accompanying notes are an integral part of these financial statements.


                                     SAI-113

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)       SHARES           VALUE
---------------------------------------------------   ----------   ----------------
Ventiv Health Inc. ................................     37,557      $      471,810
Ventro Corp. ......................................     52,734              52,734
Veritas DGC Inc. ..................................     67,722           2,187,421
Verity Inc. .......................................     68,577           1,650,134
Versat Inc. .......................................      9,507              84,969
Vertel Corp .......................................     66,319             155,435
Vertex Inds Inc. ..................................     31,647             197,794
Via Net.Works Inc. ................................     35,588             135,679
Viador Inc. .......................................     25,867              33,950
Vialink Co. .......................................     41,482             116,668
Viant Corp. .......................................     90,944             360,934
Viasat Inc. .......................................     36,553             479,758
Viasystems Group Inc. .............................    107,675             895,048
Viatel Inc ........................................    124,523             463,070
Vical Inc. ........................................     48,309             893,716
Vicinity Corp. ....................................     16,706              49,596
Vicor Corp. .......................................     47,458           1,441,537
Viewpoint Corp. ...................................     53,973             293,478
Vintage Petroleum Inc. ............................    116,702           2,509,093
Visual Networks Inc ...............................     78,285             254,426
VISX Inc. .........................................    129,194           1,348,462
Vital Signs Inc. ..................................     13,949             448,112
Vivus Inc. ........................................     77,606             167,338
Volt Information Sciences Inc. ....................     19,547             405,600
Vyyo Inc. .........................................     16,995             104,094
W Holding Co. Inc. ................................     66,475             772,772
W.H. Brady Co. ....................................     43,130           1,458,333
W.R. Berkley Corp. ................................     41,963           1,980,129
W.R. Grace & Co. ..................................    127,900             407,681
Wabash National Corp. .............................     55,918             482,293
Wabtec ............................................     66,669             783,361
Wackenhut Corp. ...................................     22,631             305,519
Wallace Computer Services Inc. ....................     89,097           1,514,649
Walter Industries Inc. ............................     76,846             576,345
Warnaco Group Inc. ................................    128,391             216,660
Washington Federal Inc. ...........................    124,533           3,541,407
Washington Group International Inc. ...............     79,572             651,496
Washington--REIT(a) ...............................     86,621           2,046,421
Waste Connections Inc. ............................     46,729           1,544,978
Watchguard Technologies Inc .......................     29,205             923,608
Watsco Inc. .......................................     49,953             575,459
Watts Industries Inc. .............................     37,147             515,415
Wausau Mosinee Paper Corp .........................    125,510           1,270,789
Wave Systems Corp. ................................    115,007             517,531
WD40 Co. ..........................................     30,086             584,797
Webb Corp. ........................................     40,225           1,176,581
Weblink Wireless Inc. .............................    112,006             385,021
Websense Inc. .....................................      9,796             142,042
Webster Financial Corp. ...........................    119,710           3,389,289
Webtrends Corp. ...................................     31,139             901,085
The accompanying notes are an integral part of these financial statements.


                                     SAI-114

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)           SHARES           VALUE
-------------------------------------------------------   ----------   ----------------
Weingarten Realty Investors ...........................     65,194      $    2,852,237
Weirton Steel Corp. ...................................     75,367              89,687
Wellman Inc. ..........................................     77,719           1,097,781
Werner Enterprises Inc. ...............................     68,217           1,159,689
Wesbanco Inc. .........................................     45,853           1,077,545
Wesco International Inc. ..............................     47,555             344,774
West Pharmaceutical Services Inc. .....................     24,101             591,981
WestAmerica BanCorp. ..................................     89,275           3,838,825
Westcorp ..............................................     25,232             378,480
Westell Technologies ..................................     67,430             206,504
Western Digital Corp. .................................    415,387           1,012,506
Western Gas Resources Inc. ............................     48,739           1,641,895
Western Resources Inc. ................................    167,593           4,158,401
Westfield America Inc. ................................     69,172             998,671
Westpoint Stevens Inc. ................................     80,251             601,080
WFS Financial Inc. ....................................     21,809             403,467
Wgl Holdings Inc. .....................................    113,675           3,459,983
White Electronic Designs Corp. ........................     35,154             227,402
Whitehall Jewellers Inc. ..............................     30,534             215,646
Whitney Holding Corp. .................................     55,570           2,017,886
Whole Foods Market Inc. ...............................     63,319           3,870,374
Wild Oats Markets Inc .................................     47,281             200,944
Williams Clayton Energy Inc. ..........................     10,564             285,228
Wilsons Leather Experts Inc ...........................     23,819             333,466
Wink Communications Inc. ..............................     51,959             311,754
Winnebago Industries Inc. .............................     33,317             585,130
Wisconsin Central Transportation Corp. ................    113,570           1,710,648
Wit Soundview Group Inc. ..............................    248,199             891,965
WMS Industries Inc. ...................................     54,160           1,089,970
Wolverine Tube Inc. ...................................     20,174             241,886
Wolverine World Wide Inc. .............................     99,861           1,522,880
Women Common Networks Inc. ............................     40,325               8,821
Woodhead Industries ...................................     27,647             542,572
Woodward Governor Co. .................................     20,119             900,325
World Access Inc. .....................................    180,778             434,997
World Wrestling Federation Entertainment Inc. .........     28,599             457,584
Worldgate Communications Inc. .........................     32,429             123,636
Worldpages.Com Inc. ...................................     86,845             233,396
Worldwide Xceed Group .................................     32,620               4,078
Worthington Industries ................................    166,568           1,342,954
WPS Resources Corp. ...................................     64,134           2,360,933
Wyndham International Inc. ............................    365,339             639,343
X-Rite Inc. ...........................................     40,528             316,625
Xircom Inc. ...........................................     63,043             977,166
Xm Satellite Radio Holdings Inc. ......................     29,212             469,218
Xpedior Inc. ..........................................     20,359               5,726
Xtra Corp. ............................................     29,259           1,404,432
Xybernaut Corp. .......................................     74,032             124,929
Yankee Candle Inc. ....................................     35,013             387,331
Yellow Corp. ..........................................     58,061           1,182,086
The accompanying notes are an integral part of these financial statements.


                                     SAI-115

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
RUSSELL 2000 INDEX SECURITIES LENDING FUND
RUSSELL 2000 INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)                           SHARES             VALUE
---------------------------------------------------------------------   --------------   ----------------
York International Corp. ............................................         90,707      $    2,783,571
Young Broadcasting Inc. .............................................         29,264             979,887
Z Telephone Technologies Inc. .......................................         15,274              79,234
Zale Corp. ..........................................................         85,629           2,488,593
Zebra Technologies Corp. ............................................         60,068           2,450,587
Zenith National Insurance Corp. .....................................         22,574             663,111
Zixit Corp. .........................................................         40,014             350,123
Zoll Medical Corp. ..................................................         21,773             763,416
Zomax Optical Media Inc. ............................................         67,863             309,625
Zoran Corp. .........................................................         42,687             661,648
Zygo Corp. ..........................................................         32,392             916,086
                                                                                          --------------
TOTAL COMMON STOCK ..................................................                      2,108,190,066
                                                                                          --------------
STATE STREET BANK AND TRUST COMPANY COLLECTIVE INVESTMENT FUNDS--3.7%
Short Term Investment Fund* .........................................     80,337,019          80,337,019
                                                                                          --------------
                                                                          PRINCIPAL
                                                                         ----------
SHORT TERM U.S GOVERNMENT OBLIGATIONS--0.4%
United States Treasury Bills (b) 15-Mar-01 ..........................    $ 9,210,000           9,100,559
----------------------------------------------------------------------   -----------      --------------
TOTAL INVESTMENTS--100%
(COST $2,421,787,212) ...............................................                     $2,197,627,422
======================================================================                    ==============

----------
*     Collective investment fund advised by State Street Global Advisors.

(a)   REIT--Real Estate Investment Trust.

(b)   At December 31, 2000, U.S. Treasury Bills with principal of
      $9,210,000 were pledged to cover margin requirements for open futures contracts. The following long (short) futures contracts were open at December 31, 2000:





     FUTURES      NUMBER OF     NOTIONAL      MATURITY    UNREALIZED
    CONTRACTS     CONTRACTS       COST          DATE      GAIN/(LOSS)
---------------- ----------- -------------- ------------ ------------
  Russell 2000   363          $84,657,087   March 2001    $4,060,133

   The accompanying notes are an integral part of these financial statements.

                                    SAI-116

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                   RUSSELL 2000 INDEX SECURITIES LENDING FUND
                            RUSSELL 2000 INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE


     State Street Bank and Trust Company ("State Street Bank") Russell 2000 Index Securities Lending Fund and State Street Bank and Trust Company Russell 2000 Index Fund (collectively, the "Fund") were formed by State Street Bank under the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans Declaration of Trust. The investment objective of the Fund is to match, as closely as possible, the return of the Russell 2000 Index. State Street Bank is Trustee and custodian of the Fund. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 A. SECURITY VALUATION


     Investments in securities listed on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation date or, if no sales are reported for that day, the last published sale price, or at fair value as determined in good faith by the Trustee. Short-term investments, if any, are stated at amortized cost, which approximates market value. Investments in regulated investment companies or other State Street Bank collective investment funds are valued at the net asset value per share/unit on the valuation date. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded.


 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME


     Security transactions are accounted for on trade date. Realized gains and losses from investment transactions are determined using the specific identification method. Dividend income, if any, is recorded on the ex-dividend date. Interest income earned on securities, if any, is recorded on the accrual basis. Interest income includes accretion of discounts and amortization of premiums.


 C. INCOME TAXES


     It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION


     The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made based upon the net asset value per unit and the closing market value on the valuation date of the securities bought or sold. The cost or proceeds of securities bought or sold are recorded at the execution price. Market effect is the difference between the execution price of the investment on the trade date and the investment's closing market value on the valuation date. Market effect and transaction costs (which include brokerage commissions, taxes and other direct costs related to the transactions), are recorded as realized gain/loss.


                                    SAI-117

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                   RUSSELL 2000 INDEX SECURITIES LENDING FUND
                            RUSSELL 2000 INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

 E. EXPENSES

     Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to custody and audit fees. Expenses which are not identifiable to an individual fund are allocated to each Fund in such manner as deemed equitable by the Trustee. State Street Global Advisors receives investment management fees from the participating accounts and therefore, the Fund makes no payment for these services.


 F. DISTRIBUTIONS TO PARTICIPANTS

     Net investment income (excluding securities lending fee income, if any) and net realized gains are retained by the Fund. Income generated by securities lending, if any, is distributed monthly to participants of the Lending Fund.


 G. FUTURES CONTRACTS

     The Fund may use futures contracts to manage exposure to the equity market. Buying futures tends to increase a fund's exposure to the underlying instrument. Selling futures tends to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, credit and market risks.

     The Fund enters into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index.

     Upon entering into a futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Fund periodically, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Fund. A gain or loss is realized when the contract is closed or expires.


3. GLOBAL SECURITIES LENDING PROGRAM: PRINCIPLES OF COMBINATION

     The participants in the Russell 2000 Index Securities Lending Fund (the "Lending Fund") have authorized the Lending Fund to participate in the Global Securities Lending Program maintained by State Street Bank. The investment objective, techniques and results of operations of the Lending Fund are identical to those of the Russell 2000 Index Fund (the "Non-Lending Fund"), except that the Lending Fund engages in securities lending activities. Accordingly, the financial statements of the Lending Fund and the Non-Lending Fund have been prepared on a combined basis, with separate disclosure of the participant transactions and per unit data of the Lending Fund and the Non-Lending Fund. The Lending Fund and the Non-Lending Fund each maintain a divided pro-rata interest in the combined assets and liabilities (including each investment security position but excluding assets and liabilities related to securities lending activities) proportionate to the net asset value of the outstanding combined units of the Fund. All interfund transactions have been eliminated in the combined financial statements.

     Under the Global Securities Lending Program, securities held by the Lending Fund are loaned by State Street Bank, as agent, to certain brokers and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the market value of the loaned securities. At December 31, 2000, the market value of securities loaned by the Lending Fund was $262,825,996 against which was held cash collateral of $298,145,711 and securities of $1,532,117. Cash collateral provided by the Borrowers is invested in State Street Bank and Trust Company Quality A Short-Term Investment


                                    SAI-118

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                   RUSSELL 2000 INDEX SECURITIES LENDING FUND
                            RUSSELL 2000 INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

Fund. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Lending Fund and State Street Bank in its capacity as lending agent. Negotiated lenders' fees are received for those loans collateralized by securities or letters of credit, if any. Income earned from lending activities is recorded and distributed to Lending Fund participants monthly.


     State Street Bank, as lending agent, indemnifies the Lending Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Lending Fund participants, however, bear the risk of loss with respect to the investment of collateral.


4. INVESTMENT TRANSACTIONS


     Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $2,914,650,584 and $2,559,498,095, respectively.



5. UNITS OF PARTICIPATION


     Participant transactions for the Fund were as follows:



                                                   YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------
                                           2000                               1999
                            ---------------------------------- ----------------------------------
                                  UNITS            AMOUNT            UNITS            AMOUNT
                            ---------------- ----------------- ---------------- -----------------
   RUSSELL 2000 INDEX
   SECURITIES LENDING FUND
   Units issued ...........     34,208,813    $  987,716,543       36,136,293    $  858,841,077
   Units redeemed .........    (35,213,065)     (960,783,675)     (22,041,343)     (523,847,446)
                               -----------    --------------      -----------    --------------
    Total .................     (1,004,252)   $   26,932,868       14,094,950    $  334,993,631
                               -----------    --------------      -----------    --------------


                                                            YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------
                                                     2000                              1999
                                       --------------------------------- --------------------------------
                                            UNITS            AMOUNT           UNITS           AMOUNT
                                       --------------- ----------------- --------------- ----------------
  RUSSELL 2000 INDEX FUND
   Units issued ......................    16,970,419    $  501,422,530       2,826,840    $  66,804,771
   Units redeemed ....................    (7,039,666)     (192,200,131)     (4,140,796)     (98,911,014)
                                          ----------    --------------      ----------    -------------
    Total ............................     9,930,753    $  309,222,399      (1,313,956)   $ (32,106,243)
                                          ----------    --------------      ----------    -------------
   Total increase (decrease) .........     8,926,501    $  336,155,267      12,780,994    $ 302,887,388
                                          ==========    ==============      ==========    =============

  RUSSELL 2000 INDEX SECURITIES LENDING FUND


     Units in excess of 10% of the Lending Fund units outstanding at December 31, 2000 held by 1 of the Lending Fund's unitholders aggregated 55% of the Lending Fund's total units outstanding.


                                    SAI-119

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                   RUSSELL 2000 INDEX SECURITIES LENDING FUND
                            RUSSELL 2000 INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

  RUSSELL 2000 INDEX FUND


     Units in excess of 10% of the Non-Lending Fund units outstanding at December 31, 2000 held by 3 of the Non-Lending Fund's unitholders aggregated 82% of the Non-Lending Fund's total units outstanding.


6. NAME CHANGE DURING THE YEAR


     On January 1, 2000, the Fund Declaration was amended resulting in a name change from Russell 2000 Fund to Russell 2000 Index Securities Lending Fund.


     On January 1, 2000, the Fund Declaration was amended resulting in a name change from Russell 2000 Non-Lending Fund to Russell 2000 Index Fund.












                                    SAI-120

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
Daily EAFE Securities Lending Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Daily EAFE Securities Lending Fund at December 31, 2000, and the results of its operations, the changes in its net assets and the selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



March 9, 2001

                                    SAI-121

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE SECURITIES LENDING FUND


Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $1,800,958,180).....................     $1,720,293,868
Cash .........................................................................              7,228
------------------------------------------------------------------------------     --------------
   Total assets ..............................................................      1,720,301,096
------------------------------------------------------------------------------     --------------
LIABILITIES ..................................................................                  0
------------------------------------------------------------------------------     --------------
Net assets (equivalent to $11.26 per unit based on 152,816,039 units outstanding   $1,720,301,096
==============================================================================    ===============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-122

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE SECURITIES LENDING FUND


Statement of Operations
December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest ...............................................................  $        3,437
 Securities lending fee income, net of related expenses .................       1,073,463
-------------------------------------------------------------------------  --------------
   Total investment income ..............................................       1,076,900
-------------------------------------------------------------------------  --------------
EXPENSES
 Audit ..................................................................           4,000
 Other ..................................................................           1,111
-------------------------------------------------------------------------  --------------
   Total expenses .......................................................           5,111
-------------------------------------------------------------------------  --------------
   Net Investment income (loss) .........................................       1,071,789
-------------------------------------------------------------------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss):
   Investments ..........................................................     128,346,609
-------------------------------------------------------------------------  --------------
 Net change in unrealized appreciation (depreciation):
   Investments ..........................................................    (425,789,179)
-------------------------------------------------------------------------  --------------
 Net realized and unrealized gain (loss) ................................    (297,442,570)
-------------------------------------------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........  $ (296,370,781)
=========================================================================  ==============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-123

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE SECURITIES LENDING FUND


Statement of Changes in Net Assets



                                                                                         YEAR ENDED DECEMBER 31
                                                                                          2000              1999
                                                                                   ----------------- -----------------
FROM OPERATIONS
Net investment income (loss) .....................................................  $    1,071,789    $      811,695
Net realized gain (loss) .........................................................     128,346,609        39,471,923
Net change in unrealized appreciation (depreciation) .............................    (425,789,179)      324,089,154
Net increase (decrease) in net assets resulting from operations ..................    (296,370,781)      364,372,772
----------------------------------------------------------------------------------  --------------    --------------
Distributions of security lending fee income .....................................      (1,073,463)         (832,216)
----------------------------------------------------------------------------------  --------------    --------------
Net increase (decrease) in net assets resulting from participant transactions ....     259,887,727       708,699,105
Net increase (decrease) in net assets ............................................     (37,556,517)    1,072,239,661
NET ASSETS
 Beginning of year ...............................................................   1,757,857,613       685,617,952
----------------------------------------------------------------------------------  --------------    --------------
 End of year .....................................................................  $1,720,301,096    $1,757,857,613
==================================================================================  ==============    ==============

   The accompanying notes are an integral part of these financial statements.

                                    SAI-124

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE SECURITIES LENDING FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Year)




                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                        2000       1999       1998       1997       1996
                                                                     ---------- ---------- ---------- ---------- ----------
Net investment income (loss)(a) ....................................  $   0.01   $  0.01    $  0.22    $  0.20    $  0.20
Distributions of securities lending fee income .....................     (0.01)    (0.01)     (0.01)     (0.01)     (0.01)
Net realized and unrealized gain (loss) ............................     (1.93)     2.87       1.57      (0.07)      0.29
--------------------------------------------------------------------  --------   -------    -------    -------    -------
Net increase (decrease) ............................................     (1.93)     2.87       1.78       0.12       0.48
NET ASSET VALUE
Beginning of year ..................................................     13.19     10.32       8.54       8.42       7.94
--------------------------------------------------------------------  --------   -------    -------    -------    -------
End of year ........................................................  $  11.26   $ 13.19    $ 10.32    $  8.54    $  8.42
====================================================================  ========   =======    =======    =======    =======
Total return (%)(b) ................................................    (14.62)    27.92      20.88       1.51       6.15
====================================================================  ========   =======    =======    =======    =======
Ratio of expenses to average net assets (%)(c) .....................      0.00      0.00       0.11       0.11       0.19
--------------------------------------------------------------------  --------   -------    -------    -------    -------
Ratio of net investment income (loss) to average net assets (%).....      0.06      0.07       2.17       2.23       2.38
--------------------------------------------------------------------  --------   -------    -------    -------    -------
Portfolio turnover (%) .............................................        61        47        109          9          5
--------------------------------------------------------------------  --------   -------    -------    -------    -------
Net assets, end of year (000,000s) .................................  $  1,720   $ 1,758    $   686    $   333    $    99
====================================================================  ========   =======    =======    =======    =======

(a) Net investment income (loss) per unit has been calculated based upon a monthly average of units outstanding.


(b) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year. The calculation includes only those expenses charged directly to the Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


(c)   Zero amount represents that which is less than 0.005%.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-125

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY EAFE SECURITIES LENDING FUND


Schedule of Investments
(Showing Percentage of Total Value of Investments)
December 31, 2000




     UNITS                                                                                       VALUE
---------------                                                                            -----------------
                  STATE STREET BANK AND TRUST COMPANY
                  COLLECTIVE INVESTMENT FUNDS--100%
  111,189,727     Daily MSCI Europe Index Securities Lending Fund ......................    $1,229,758,378
   38,239,562     Daily MSCI Japan Index Securities Lending Fund .......................       388,703,442
    8,592,697     Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund ......       101,832,048
                                                                                            --------------
                  TOTAL INVESTMENTS--100%
                  (COST $1,800,958,180).................................................    $1,720,293,868
                                                                                            ==============

   The accompanying notes are an integral part of these financial statements.

                                    SAI-126

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                       DAILY EAFE SECURITIES LENDING FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE


     State Street Bank and Trust Company ("State Street Bank") Daily EAFE Funds (collectively, the "Trust") is organized by State Street Bank under the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans Declaration of Trust. The Trust is organized into separate regional funds, a country fund and umbrella funds that hold Malaysian securities and units of the separate regional and country funds. State Street Bank is Trustee and custodian of each Fund. State Street Global Advisors, a division of State Street Bank, is each Fund's investment manager.


     The investment objective of the Daily EAFE Securities Lending Fund (the "Fund") is to closely match the performance of the MSCI EAFE Index, while providing daily liquidity. The Fund achieves its objective primarily by investing in other collective investment funds managed by the Trustee.


     Refer to the financial statements of the underlying funds for disclosure of their accounting policies.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 A. SECURITY VALUATION


     Investments in the separate country funds are valued at the net asset value per unit on the valuation date. Short-term investments, if any, are stated at amortized cost, which approximates market value.


 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME


     Security transactions are accounted for as of trade date. Realized gains and losses from investment transactions are determined using the average cost method. Dividend income, if any, is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income earned on securities, if any, is recorded on the accrual basis; interest earned on foreign currency transaction accounts is recorded when the Trustee is first notified of the amount credited by the depository bank.


     State Street Bank collective investment fund(s), in which the Fund invests, may retain investment income and net realized gains. Accordingly, realized and unrealized gains and losses reported by the Fund may include a component attributable to the investment income of the underlying funds.


 C. INCOME TAXES


     It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION


     The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made on such days, based upon the net asset value per unit and the closing market value on the valuation date of the securities bought or sold.


                                    SAI-127

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                       DAILY EAFE SECURITIES LENDING FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


 E. EXPENSES


     Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to custody and audit fees. State Street Global Advisors receives investment management fees from the participating accounts and therefore, the Fund makes no payment for these services.


 F. DISTRIBUTIONS TO PARTICIPANTS


     Net investment income and net realized gains are retained by the Fund. Income generated by securities lending, if any, is distributed monthly.


3. GLOBAL SECURITIES LENDING PROGRAM


     Fund participants have authorized the Fund to invest in certain collective investment funds that participate in the Global Securities Lending Program maintained by State Street Bank. Income earned from securities lending activities is recorded on the accrual basis.


4. INVESTMENT TRANSACTIONS


     Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $1,389,765,349 and $1,129,856,472, respectively.


5. UNITS OF PARTICIPATION


     Participant transactions for the Fund were as follows:



                                                               YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------
                                                     2000                                     1999
                                    ---------------------------------------   ------------------------------------
                                          UNITS                AMOUNT               UNITS              AMOUNT
                                    -----------------   -------------------   ----------------   -----------------
Units issued ....................       134,323,929      $  1,662,622,175        136,724,715      $1,493,975,482
Units redeemed ..................      (114,757,918)       (1,402,734,448)       (69,900,419)       (785,276,377)
                                       ------------      ----------------        -----------      --------------
Net increase (decrease) .........        19,566,011      $    259,887,727         66,824,296      $  708,699,105
                                       ============      ================        ===========      ==============

     Units in excess of 10% of the Fund units outstanding at December 31, 2000 held by 1 of the Fund's unitholders aggregated 57% of the Fund's total units outstanding.


     A transaction fee of 0.5% is charged on any contribution or withdrawal greater than 5% of net asset value of the Fund. However, such fees are waived if the Fund's net participant activity on any day is less than 5% of the net asset value of the Fund. Such transactions fees are presented as a separate component of capital. For the year ended December 31, 2000 no participant transaction fees were charged.


                                    SAI-128

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
Daily MSCI Europe Index Securities Lending Fund and State Street Bank and Trust Company
Daily MSCI Europe Index Fund


In our opinion, the accompanying combined statement of assets and liabilities, including the combined schedule of investments, and the related combined statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Daily MSCI Europe Index Securities Lending Fund and State Street Bank and Trust Company Daily MSCI Europe Index Fund at December 31, 2000, and the results of their operations, the changes in their net assets and each of their selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



February 23, 2001


                                    SAI-129

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND



Combined Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value, (including securities on loan of $266,500,466),
(total cost
 $2,650,981,118)..........................................................................  $2,741,642,891
Foreign currency, at value (cost $16,355,617).............................................      16,971,026
Foreign currency, segregated, at value (cost $17,517,891).................................      17,428,923
Investments in State Street Bank and Trust Company Quality A Short-Term Investment Fund,       273,010,937
  at value
Receivable for investments sold ..........................................................          43,755
Receivable for open foreign currency contracts ...........................................     226,798,590
Dividends receivable .....................................................................       2,500,410
Interest receivable ......................................................................         672,621
Tax reclaims receivable ..................................................................       2,448,256
------------------------------------------------------------------------------------------  --------------
     Total assets ........................................................................   3,281,517,409
------------------------------------------------------------------------------------------  --------------
LIABILITIES
Payable for collateral on securities loaned ..............................................     273,010,937
Payable for open foreign currency contracts ..............................................     221,594,825
Unrealized loss on open futures contracts ................................................       5,769,067
Accrued expenses .........................................................................         309,480
------------------------------------------------------------------------------------------  --------------
     Total liabilities ...................................................................     500,684,309
------------------------------------------------------------------------------------------  --------------
NET ASSETS ...............................................................................  $2,780,833,100
==========================================================================================  ==============
Daily MSCI Europe Index Securities Lending Fund
 (115,009,593 units outstanding, at $11.06 per unit net asset value)......................  $1,272,055,442
Daily MSCI Europe Index Fund
 (136,412,218 units outstanding, at $11.06 per unit net aset value).......................  $1,508,776,658
------------------------------------------------------------------------------------------  --------------
                                                                                            $2,780,833,100
                                                                                            ==============



   The accompanying notes are an integral part of these financial statements.

                                    SAI-130

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends (net of taxes withheld of $3,963,695)..........................................   $   45,363,413
 Interest ................................................................................       14,654,333
 Securities lending fee income (net of related expenses), allocated to the Daily MSCI
 Europe Index Securities .................................................................          833,365
------------------------------------------------------------------------------------------   --------------
    Total investment income ..............................................................       60,851,111
------------------------------------------------------------------------------------------   --------------
EXPENSES
 Custody .................................................................................        1,200,607
 Audit ...................................................................................           16,000
 Other ...................................................................................           73,934
------------------------------------------------------------------------------------------   --------------
    Total expenses .......................................................................        1,290,541
------------------------------------------------------------------------------------------   --------------
    Net investment income (loss) .........................................................       59,560,570
------------------------------------------------------------------------------------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss):
   Investments ...........................................................................       33,078,159
   Foreign currency transactions .........................................................      (37,022,653)
   Futures contracts .....................................................................       (3,369,952)
------------------------------------------------------------------------------------------   --------------
                                                                                                 (7,314,446)
                                                                                             --------------
 Net change in unrealized appreciation (depreciation):
   Investments ...........................................................................     (320,001,600)
   Foreign currency transactions .........................................................        4,417,564
   Futures contracts .....................................................................      (27,553,266)
------------------------------------------------------------------------------------------   --------------
                                                                                               (343,137,302)
                                                                                             --------------
 Net realized and unrealized gain (loss) .................................................     (350,451,748)
------------------------------------------------------------------------------------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................   $ (290,891,178)
==========================================================================================   ==============



   The accompanying notes are an integral part of these financial statements.

                                    SAI-131

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Statement of Changes in Net Assets




                                                                                             YEAR ENDED DECEMBER 31,
                                                                                             2000                1999
                                                                                      -----------------   -----------------
FROM OPERATIONS
Net investment income (loss) ......................................................    $   59,560,570      $   43,554,918
Net realized gain (loss) ..........................................................        (7,314,446)         24,662,328
Net change in unrealized appreciation (depreciation) ..............................      (343,137,302)        376,434,862
------------------------------------------------------------------------------------   --------------      --------------
 Net increase (decrease) in net assets resulting from operations ..................      (290,891,178)        444,652,108
------------------------------------------------------------------------------------   --------------      --------------
Distributions of securities lending fee income allocated to the Daily MSCI
 Europe Index Securities Lending Fund participants ................................          (833,365)           (552,991)
------------------------------------------------------------------------------------   --------------      --------------
Net increase (decrease) in net assets resulting from participant transactions .....       137,215,571       1,013,798,681
------------------------------------------------------------------------------------   --------------      --------------
Net increase (decrease) in net assets .............................................      (154,508,972)      1,457,897,798
NET ASSETS
 Beginning of year ................................................................     2,935,342,072       1,477,444,274
------------------------------------------------------------------------------------   --------------      --------------
 End of year ......................................................................    $2,780,833,100      $2,935,342,072
====================================================================================   ==============      ==============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-132

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)




                                                                                   PERIOD ENDED DECEMBER 31,
                                                                             -------------------------------------
                                                                                2000         1999        1998(A)
                                                                             ----------   ----------   -----------
Net investment income (loss) (b)(d) ......................................    $  0.25      $  0.23      $  (0.00)
Distributions of securities lending fee income (b) .......................      (0.01)       (0.01)        (0.00)
Net realized and unrealized gain (loss) ..................................      (1.34)        1.52          0.42
---------------------------------------------------------------------------   -------      -------      --------
Net increase (decrease) ..................................................      (1.10)        1.74          0.42
NET ASSET VALUE
Beginning of period ......................................................      12.16        10.42         10.00
---------------------------------------------------------------------------   -------      -------      --------
End of period ............................................................    $ 11.06      $ 12.16      $  10.42
===========================================================================   =======      =======      ========
Total return (%)(e) ......................................................      (8.99)       16.87          4.20
===========================================================================   =======      =======      ========
Ratio of expenses to average net assets (%)(c)(f) ........................       0.04         0.10          0.00
---------------------------------------------------------------------------   -------      -------      --------
Ratio of net investment income (loss) to average net assets (%)(f) .......       2.10         2.20          0.02
---------------------------------------------------------------------------   -------      -------      --------
Portfolio turnover (%)(c) ................................................      64.53        13.93          0.00
---------------------------------------------------------------------------   -------      -------      --------
Net assets, end of period (000,000s) .....................................    $ 1,272      $ 1,211      $    499
===========================================================================   =======      =======      ========

(a) The Daily MSCI Europe Index Securities Lending Fund commenced operations on December 18, 1998.

(b) Zero amount represents that which is less than $0.005 per unit or $(0.005) if negative.

(c)        Zero amount represents that which is less than 0.005%.

(d) Net investment income per unit has been calculated based upon an average of units outstanding.

(e) Total return calculation (not annualized for the period ended December 31, 1998) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period and assumes reinvestment of distributions, if any. The calculation includes only those expenses charged directly to the Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(f)        Not annualized for the period ended December 31, 1998.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-133

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)




                                                                                  PERIOD ENDED DECEMBER 31,
                                                                             ------------------------------------
                                                                                2000         1999        1998(A)
                                                                             ----------   ----------   ----------
Net investment income (loss) (b)(d) ......................................    $  0.24      $  0.22      $  0.00
Net realized and unrealized gain (loss) ..................................      (1.34)        1.52         0.42
---------------------------------------------------------------------------   -------      -------      -------
Net increase (decrease) ..................................................      (1.10)        1.74         0.42
NET ASSET VALUE
Beginning of period ......................................................      12.16        10.42        10.00
---------------------------------------------------------------------------   -------      -------      -------
End of period ............................................................    $ 11.06      $ 12.16      $ 10.42
===========================================================================   =======      =======      =======
Total return (%)(e) ......................................................      (9.05)       16.75         4.20
===========================================================================   =======      =======      =======
Ratio of expenses to average net assets (%)(c)(f) ........................       0.04         0.10         0.00
---------------------------------------------------------------------------   -------      -------      -------
Ratio of net investment income (loss) to average net assets (%)(f) .......       2.04         2.14         0.02
---------------------------------------------------------------------------   -------      -------      -------
Portfolio turnover (%)(c) ................................................      64.53        13.93         0.00
---------------------------------------------------------------------------   -------      -------      -------
Net assets, end of period (000,000s) .....................................    $ 1,509      $ 1,724      $   979
===========================================================================   =======      =======      =======

(a)        The Daily MSCI Europe Index Fund commenced operations on December
           18, 1998.

(b) Zero amount represents that which is less than $0.005 per unit or $(0.005) if negative.

(c)        Zero amount represents that which is less than .005%.

(d) Net investment income per unit has been calculated based upon an average of units outstanding.

(e) Total return calculation (not annualized for the period ended December 31, 1998) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Non-Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(f)        Not annualized for the period ended December 31, 1998.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-134

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



                                                            SHARES          VALUE
                                                          ---------   -----------------
COMMON STOCK -- 95.4% (unless otherwise noted)
AUSTRIA -- 0.3%
Austria Tabak .........................................    10,412      $       577,293
Austrian Airlines .....................................    18,799              216,935
Bank Austria AG .......................................    54,388            2,992,563
Bohler Uddeholm .......................................     3,966              128,474
BWT AG ................................................     5,258              174,523
EA Generali AG ........................................     3,016              518,233
Flughafen Wien AG .....................................     5,909              223,595
Lenzing AG ............................................     1,248               93,745
Mayr Melnhof Karto ....................................     3,983              175,623
Oesterreichische Brau Beteiligungs AG .................     4,335              187,236
Oesterreichische Elektrizitaetswirtschafts AG .........    11,968            1,213,635
OMV AG ................................................    10,845              840,091
Radex Heraklith Industriebeteiligungs AG ..............     6,387              125,938
Telekom Austria .......................................    81,546              459,406
Virg Technologie AG ...................................     5,529              166,075
Wienerberger Baust ....................................    46,197              829,796
                                                                       ---------------
                                                                             8,923,161
                                                                       ---------------
BELGIUM -- 1.3%
Agfa Gevaert NV .......................................    58,868            1,403,410
Barco .................................................     5,505              412,997
Barconet NV ...........................................    11,009               89,828
Bekaert SA ............................................     9,958              466,101
CMB ...................................................     4,008              301,065
Colruyt SA ............................................    17,559              774,890
D Leteren Trading .....................................     2,453              539,881
Delhaize Le Lion SA ...................................    23,066            1,096,969
Electrabel SA .........................................    24,157            5,461,880
Fortis B NPV ..........................................   317,820           10,325,235
Fortis B NPV Vvpr Strip ...............................    46,620                  438
Glaverbel SA ..........................................     3,161              236,700
Groupe Bruxelles Lambert ..............................    10,853            2,578,178
Kredietbank NV ........................................   131,802            5,708,843
Solvay SA .............................................    37,355            2,083,425
Suez Lyonn ais de Eaux ................................    37,112                  348
Total .................................................    33,930                  319
UCB ...................................................    64,746            2,400,119
Union Miniere SA ......................................    11,360              426,659
                                                                       ---------------
                                                                            34,307,285
                                                                       ---------------
FINLAND -- 4.1%
Ameri Group ...........................................     10,793             283,754
Asko ..................................................     17,747             312,442
Finnlines .............................................      8,774             148,290
Fortum Oyj ............................................    112,651             460,116
Instrumentarium Corp. .................................     10,768             212,323
Kemira Oy .............................................     59,024             299,271

   The accompanying notes are an integral part of these financial statements.

                                    SAI-135

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
Kesko Oy ..........................................       41,675      $       420,656
Kone Corp .........................................        9,113              637,471
Metso Oyj .........................................       62,837              702,110
Nokia AB ..........................................    2,082,290           92,870,432
Orion Yhtyma Oy Series A ..........................       15,328              345,414
Orion Yhtyma Oy Series B ..........................       14,654              327,473
Outokumpu Oy ......................................       57,428              434,072
Oyj Hartwall Abp ..................................       26,969              519,112
Pohjola ...........................................       18,445              813,990
Raisio Yhtyma Oyj .................................       76,771              141,285
Rautaruukki Oy ....................................       63,909              229,228
Sampo .............................................       27,917            1,507,229
Sonera Group PLC ..................................      333,603            6,045,468
Stockmann Oyj Abp A ...............................       11,117              118,893
Stockmann Oyj Abp B shares ........................       11,790              115,130
Stonesoft Oyj .....................................       25,297              365,078
Tieto Corp. .......................................       35,534            1,010,949
UPM Kymmene Oy ....................................      116,828            4,009,378
Wartsila A ........................................        6,481              118,664
Wartsila B ........................................       18,545              343,033
                                                                      ---------------
                                                                          112,791,261
                                                                      ---------------
DENMARK -- 1.3%
Bang & Olufsen Holdings ...........................        5,568              201,711
Carlsberg Brewery A/S A ...........................       15,537              859,920
Carlsberg Brewery A/S B ...........................       12,624              743,158
D/S AF 1912 .......................................          476            4,131,373
D/S Svendborg .....................................          329            3,848,728
Danisco A/S .......................................       25,743            1,058,876
Danske Bank .......................................      316,680            5,696,328
Falck .............................................        5,725              763,343
FLS Industries ....................................       20,519              294,239
I Data International ..............................        2,942              188,735
Iss International .................................       16,387            1,115,155
Navision Software .................................       11,669              208,430
NKT Holding A/S ...................................        3,301              768,997
Novo Nordisk AS ...................................       33,271            5,963,745
Novozymes AS ......................................       33,370              667,409
Ostasiatiske Kompagni .............................        9,354              202,378
SAS Danmark A/S ...................................       20,727              212,487
Tele Danmark A/S ..................................       98,446            4,012,189
Topdanmark A/S ....................................       17,643              350,645
Vestas Wind Systems ...............................       47,688            2,579,383
William Demant Holdings ...........................       33,497            1,537,932
                                                                      ---------------
                                                                           35,405,161
                                                                      ---------------
FRANCE -- 15.2%
Accor .............................................       74,320            3,140,226

   The accompanying notes are an integral part of these financial statements.


                                     SAI-136

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)         SHARES            VALUE
---------------------------------------------------   -------------   -----------------
Air Liquide L .....................................        28,567      $     4,262,174
Air Liquide L (Prime Fidelity) ....................         8,414            1,255,362
Alcatel ...........................................       485,911           27,602,902
AXA ...............................................       157,342           22,751,395
Banque Nationale de Paris .........................       181,036           15,893,487
BIC ...............................................        21,524              846,596
Bouygues ..........................................       130,475            5,911,086
Canal Plus ........................................        50,578              181,413
Cap Gemini Sogeti SA ..............................        48,292            7,790,063
Carrefour Supermarche .............................       279,589           17,562,601
Club Mediterranee SA ..............................         6,209              529,942
Coflexip ..........................................         7,190              914,093
Compagnie de St. Gobain ...........................        34,434            5,409,113
Danone ............................................        59,719            9,005,352
Dassault Systemes .................................        45,128            3,093,226
Eridania Beghin-Say ...............................         9,556              830,864
Essilor International Compagnie Generale ..........         4,253            1,387,691
Etab Eco Casino Guich Perr & Co. ..................        32,202            3,247,355
France Telecom ....................................       411,196           35,501,219
Group Le Finance de Consolidated ..................         8,896              851,996
Imetal SA .........................................         6,482              736,439
Lafarge ...........................................         8,982              753,125
Lafarge Coppee ....................................        41,878            3,511,398
Lagardere Groupe ..................................        55,207            3,203,504
Loreal ............................................       267,891           22,965,269
Lvmh Moet Hennessy ................................       196,799           13,027,307
Lyonnaise des Eaux-Dumer ..........................        79,185           14,461,228
Michelin ..........................................        51,134            1,850,874
Pechiney SA .......................................        31,005            1,417,471
Pernod Ricard SA ..................................        22,679            1,565,143
Peugeot SA ........................................        19,363            4,405,231
Pinault Printemps Redo ............................        47,468           10,202,095
Publicis Group SA .................................        53,320            1,801,833
Rhone Poulenc SA ..................................       308,590           27,091,690
Sagem SA ..........................................        15,124            2,022,178
Sanofi Synthelabo .................................       301,949           20,129,574
SEB SA ............................................         5,578              303,511
SGE- SB ...........................................        31,691            1,949,036
Sidel .............................................        12,896              586,061
Simco .............................................         6,854              473,658
Soc Generale ......................................       172,207           10,704,131
Societe Eurafrance ................................         1,518            1,103,203
Sodexho SA ........................................        13,376            2,477,970
Spie Batignolles ..................................        64,475            4,703,867
Stmicroelectronics ................................       348,118           15,199,247
Technip ...........................................         5,689              825,825
Thomson CSF .......................................        66,999            3,211,491

   The accompanying notes are an integral part of these financial statements.


                                     SAI-137

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)         SHARES            VALUE
---------------------------------------------------   -------------   -----------------
TOTAL SA ..........................................       298,620      $    44,413,675
Unibail SA ........................................         5,848              931,820
Usinor Sacilor ....................................        97,836            1,291,596
Valeo .............................................        33,306            1,487,329
Vivendi Universal .................................       453,271           29,834,489
Zodiac ............................................         1,755              484,470
                                                                       ---------------
                                                                           417,093,894
                                                                       ---------------
GERMANY -- 11.3%
Adidas AG .........................................        18,694            1,158,481
Allianz AG ........................................       103,067           38,574,435
BASF AG ...........................................       251,344           11,368,098
Bayer AG ..........................................       307,630           16,138,011
Bayer Vereinsbank .................................       178,663           10,115,668
Beiersdorf AG .....................................        33,649            3,522,814
Bilfinger & Berger ................................        14,407              171,122
Buderus AG ........................................        26,521              570,004
Continental AG ....................................        50,611              812,613
D Logistics .......................................         8,556              377,582
Daimler Chrysler AG ...............................       422,645           17,754,742
Deutsche Bank AG ..................................       256,234           21,535,302
Deutsche Telekom ..................................     1,245,994           37,554,642
Douglas Holding AG ................................        13,864              533,722
Dresdner Bank AG ..................................       219,943            9,592,648
Dyckerhoff AG .....................................         5,272              126,229
Em Tv Merchandisin ................................        48,379              266,648
Epcos .............................................        26,677            2,316,975
FAG Kugelfischer ..................................        24,377              165,028
Fresenius Medical .................................        39,522            3,228,500
Gehe AG ...........................................        29,303            1,106,616
Heidelberg Zement .................................        25,011            1,150,720
Heidelberger Zemen ................................         6,716                   63
Hochtief AG .......................................        28,315              555,655
Kamps AG ..........................................        32,525              345,095
Karstadt AG .......................................        47,787            1,476,211
Linde AG ..........................................        46,142            2,239,905
Lufthansa AG ......................................       153,443            3,954,869
Man AG ............................................        45,295            1,152,556
Merck KGAA ........................................        69,168            3,052,430
Metro AG ..........................................       123,134            5,757,712
Munich Reinsurance ................................        74,348           26,601,449
Preussag AG .......................................        67,358            2,429,272
Rwe AG ............................................       126,552            5,679,885
SAP AG ............................................        77,518            9,010,852
Schering AG .......................................        85,544            4,859,455
SGL Carbon ........................................         8,475              453,186
Siemens AG ........................................       249,454           32,604,110
Thyssen Krupp AG ..................................       209,324            3,242,990

   The accompanying notes are an integral part of these financial statements.


                                     SAI-138

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)           SHARES            VALUE
------------------------------------------------------   ------------   -----------------
VEBA AG ..............................................       320,105     $    19,476,464
Volkswagen AG ........................................       131,916           6,897,907
WCM Beteil & Grundbe .................................        72,954           1,082,303
                                                                         ---------------
                                                                             309,012,969
                                                                         ---------------
IRELAND -- 0.8%
Allied Irish Banks PLC ...............................       390,602           4,529,435
CRH PLC ..............................................       169,722           3,158,526
DCC ..................................................        38,014             406,903
Eircom ...............................................       976,936           2,476,695
Elan Corp ............................................        92,031           4,476,170
Greencore Group ......................................        84,054             220,983
Independent Newspapers PLC ...........................       230,641             628,025
Iona Technologies ....................................         6,315             456,569
Irish Permanent ......................................       127,384           1,578,816
Jefferson Smurfit Group PLC ..........................       467,857             922,519
Jurys Hotel Group ....................................        25,930             220,097
Kerry Group PLC ......................................        74,996             968,241
Ryanair Holdings .....................................       144,750           1,563,000
Waterford Wedgewood PLC ..............................       318,702             374,057
                                                                         ---------------
                                                                              21,980,036
                                                                         ---------------
ITALY -- 5.9%
Alitalia Linee .......................................       593,227           1,066,676
Arn Mondadori Edit ...................................        99,702             926,791
Assicurazioni Generali ...............................       454,055          18,033,975
Autogrill SpA ........................................        99,254           1,220,849
Autostrade SpA .......................................       428,536           2,836,737
Banca Populare di Milano .............................       100,898             502,113
Banco Ambrosiano Veneto SpA ITL 1000 .................     1,857,139           8,928,058
Banco Ambrosiano Veneto SpA Di Risp ITL 1000 .........       290,963             841,456
Banco Di Roma ........................................     2,042,083           2,216,531
Benetton Group SpA ...................................       700,147           1,459,435
Bipop Carire .........................................       600,021           3,915,560
Bulgari SpA ..........................................       110,669           1,361,256
Cementir SpA .........................................       115,375             164,122
Cogefar Impresit SpA .................................       283,453             154,366
Credito Italiano SA ..................................     1,935,937          10,124,861
Enel .................................................     2,770,227          10,768,578
ENI SpA ..............................................     3,077,425          19,648,936
Fiat SpA Eur 5 .......................................       142,137           3,504,649
Fiat SpA Di Risp Eur 5 ...............................        30,525             441,100
Fiat SpA Priv Eur 5 ..................................        38,842             652,825
Gr Ed L Espresso .....................................       124,785           1,080,279
Italcementi ..........................................        57,155             478,162
Italcementi Di Risp ..................................        73,403             292,918
Italgas SPA ..........................................       134,427           1,361,917
La Rinascente SpA ITL 1000 ...........................       105,427             622,651

   The accompanying notes are an integral part of these financial statements.


                                     SAI-139

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)         SHARES            VALUE
---------------------------------------------------   -------------   -----------------
La Rinascente SpA ITL 1000 Non Conv ...............        17,548      $        65,248
Mediaset ..........................................       454,541            5,424,519
Mediobanca SpA ....................................       218,885            2,482,708
Parmalat Finanziaria SpA ..........................       572,788              927,739
Pirelli SpA Euo 52 ................................       577,357            2,054,595
Pirelli Sp ITL 1000 Di Risp Non Conv ..............       221,538              707,245
RAS SpA ...........................................       283,359            4,419,257
Sai Societa Assic Eur 1 ...........................        23,804              471,825
Sai Societa Assic Eur 1 Di Risp ...................        13,759              122,601
Sao Paolo Imi SpA .................................       540,140            8,733,376
Snia SpA ..........................................       186,059              401,810
Tim SpA Di Risp Non Conv ..........................       870,985            3,802,824
Tim SpA ...........................................     2,475,465           19,756,880
Telecom Italia SpA Di Risp ITL 1000 ...............       706,916            4,248,058
Telecom Italia SpA ITL 1000 .......................     1,269,739           14,044,374
Tiscali Spa .......................................        30,471              516,424
                                                                       ---------------
                                                                           160,784,284
                                                                       ---------------
NETHERLANDS -- 8.2%
ABN Amro Holdings NV ..............................       652,199           14,831,904
Aegon NV ..........................................       593,317           24,545,616
Ahold (Kon.) NV ...................................       338,003           10,904,766
Akzo Nobel NV .....................................       125,679            6,749,963
Asm Lithography Holdings ..........................       183,926            4,177,550
Buhrmann NV .......................................        44,235            1,185,809
Elsevier NV .......................................       293,994            4,322,877
Getronics NV ......................................       148,547              873,134
Hagemeyer .........................................        47,110            1,050,556
Heineken NV .......................................       137,846            8,341,799
IHC Caland NV .....................................        12,656              594,168
ING Groep NV ......................................       429,630           34,321,379
KLM ...............................................        20,576              473,336
Kon Kpn NV ........................................       422,190            4,860,053
OCE NV ............................................        38,402              612,979
Philips Electronics NV ............................       564,343           20,676,311
Qiagen NV .........................................        57,842            2,101,827
Royal Dutch Petroleum .............................       942,599           57,758,604
TNT Post Group NV .................................       209,938            5,077,846
Unilever NV .......................................       251,256           15,900,800
Vedior ............................................        43,971              530,533
Vendex NV .........................................        40,071              525,240
Vopak Kon .........................................        24,870              523,078
Wolters Kluwer ....................................       123,150            3,357,946
                                                                       ---------------
                                                                           224,298,074
                                                                       ---------------
NORWAY -- 0.6%
Bergesen DY A/S ...................................        23,131              361,901
Bergesen DY ASA ...................................         9,970              143,554

   The accompanying notes are an integral part of these financial statements.


                                     SAI-140

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)          SHARES            VALUE
----------------------------------------------------   -------------   -----------------
Christiania Bank ...................................       239,700      $     1,345,209
Den Norske Bank ....................................       281,459            1,515,742
Elkem ASA ..........................................        21,037              333,909
Frontline Ltd ......................................        36,850              497,166
Hafslund ASA Series A ..............................        30,057              149,939
Hafslund ASA Series B ..............................        20,605               58,402
Kvaerner A/S .......................................        46,265              327,830
Merkantildata ASA ..................................        46,262              179,902
Nera ASA ...........................................        56,717              247,566
Norsk Hydro ASA ....................................       125,790            5,319,510
Norske Skogsindustrier ASA A shares ................        12,562              528,384
Norske Skogsindustrier ASA B shares ................         4,088              135,335
Opticom As .........................................         5,527              351,222
Orkla ASA ..........................................        98,704            1,947,156
Petroleum Geo Svs ..................................        39,283              516,630
SAS Norge ASA ......................................        19,990              211,905
Schibsted A/S ......................................        30,309              372,836
Smedvig Series A ...................................        24,228              230,735
Smedvig Series B ...................................        12,064               97,111
Tandberg ASA .......................................        25,539              234,534
Tomra Systems ASA ..................................        71,984            1,395,561
Unified Storebrand ASA .............................       121,238              859,084
                                                                        ---------------
                                                                             17,361,123
                                                                        ---------------
PORTUGAL -- 0.9%
Banco Espirito Santo e Comercial de Lisboa .........       100,168            1,683,545
BCO Com Portugues ..................................     1,023,204            5,428,168
BPI Sgps ...........................................       343,517            1,077,302
Brisa Auto Estrada .................................       142,545            1,271,505
Cimpor Ciment Port .................................        73,255            1,829,623
Elec De Portugal ...................................     1,536,329            5,077,729
Impresa Sgps SA ....................................        18,030              109,025
Jeronimo Martins ...................................        46,374              478,972
Portucel Industria .................................        35,461              241,397
Portugal Telecom ...................................       576,031            5,268,020
Sonae Sgps SA (Bonus Issue) ........................       305,473              335,584
Sonae Sgps SA ......................................     1,100,525            1,240,006
                                                                        ---------------
                                                                             24,040,876
                                                                        ---------------
SPAIN -- 3.0%
Acerinox SA ........................................        21,385              652,582
ACS Actividades Co. ................................        19,679              463,788
Aguas De Barcelona .................................        50,286              614,281
Aguas De Barcelona New .............................           517                6,316
Asturiana de Zinc ..................................        10,665               93,129
Autopistas Concesionaria Espanola SA ...............       101,427              886,637
Azucarera Ebro AGR .................................        23,717              270,347
Bco Bilbao Vizcaya .................................     1,015,303           15,110,108

The accompanying notes are an integral part of these financial statements.


                                     SAI-141

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
Bco Sant Cent Hisp ................................     1,414,485     $   15,140,696
Corp Mapfre SA ....................................        17,810            339,471
Cortefiel SA ......................................        14,018            232,971
Empresa Nacional de Celulosas .....................         6,300            102,928
Endesa SA .........................................       339,310          5,782,504
Faes Esp Prod Quim ................................         8,804            106,638
Fom Const Y Contra ................................        44,073            835,924
Gas Natural SDG ...................................       157,250          2,864,409
Grupo Dragados SA .................................        62,232            677,820
Iberdrola SA ......................................       315,662          3,956,819
Inmobiliaria Urbis ................................        21,713             97,044
Metrovacesa .......................................        15,082            218,650
Portland Valderrivas ..............................         5,704            109,365
Prosegur Seguridad ................................        15,789            177,901
Puleva SA .........................................        74,730            101,743
Repsol SA .........................................       380,507          6,080,858
Sol Melia SA ......................................        61,354            634,268
Tabacalera SA .....................................        68,280          1,057,840
Telefonica CA .....................................     1,322,727         21,858,760
Telepizza .........................................        79,471            188,041
Union Electrica Fenosa SA .........................       109,644          2,012,678
Uralita SA ........................................        13,872             79,453
Vallehermoso SA ...................................        46,158            280,844
Viscofan Envoltura ................................        12,894             55,086
Zardoya Otis ......................................        54,061            474,612
Zeltia SA .........................................        49,741            581,469
Zeltia SA Rights Exp 02 Jan 01 ....................        49,741     $      143,849
                                                                      --------------
                                                                          82,289,829
                                                                      --------------
SWEDEN -- 3.5%
Assa Abloy ........................................       141,000          2,757,731
Assidoman .........................................        47,712            960,987
Atlas Copco AB Series A ...........................        57,214          1,252,445
Atlas Copco AB Series B ...........................        28,515            597,004
Drott AB ..........................................        41,277            568,837
Electrolux AB .....................................       149,453          1,940,783
Ericsson Lm Tel ...................................     3,164,617         36,063,342
Gambro Series A ...................................       100,542            730,087
Gambro Series B ...................................        37,653            269,426
Granges AB ........................................        12,263            179,396
Hennes & Mauritz ..................................       331,113          5,124,665
Modern Time Group .................................        26,557            703,810
Netcom Systems AB .................................        42,074          1,748,382
Nordbanken Holding ................................     1,161,287          8,802,012
OM Gruppen AB .....................................        34,198            844,681
Sandvik AB ........................................       105,637          2,542,016
Securitas .........................................       145,565          2,700,420
Skandia Forsakring ................................       417,951          6,800,958

   The accompanying notes are an integral part of these financial statements.


                                     SAI-142

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)                SHARES            VALUE
----------------------------------------------------------   -------------   -----------------
Skandinaviska Enskilda Banken ............................       286,942      $     3,163,471
Skanska AB ...............................................        46,461            1,920,833
SKF International AB Series B ............................        26,421              399,117
SKF International AB Series A ............................        17,448              243,225
Ssab Svenskt Stal Series B ...............................        11,167              101,213
Ssab Svenskt Stal Series A ...............................        30,708              292,975
Svenska Cellulosa ........................................        91,807            1,951,311
Svenska Handelsbanken Series A ...........................       267,899            4,586,485
Svenska Handelsbkn Ser B Sek 4 ...........................        19,940              338,206
Swedish Match Co. ........................................       170,933              666,822
Telia ....................................................       647,127            3,327,113
Trelleborg AB ............................................        42,772              308,322
Volvo AB Series A ........................................        56,631              930,513
Volvo AB Series B ........................................       123,630            2,051,042
WM Data AB ...............................................       142,673              685,135
                                                                              ---------------
                                                                                   95,552,765
                                                                              ---------------
SWITZERLAND -- 10.3%
ABB AG ...................................................       131,110           13,980,157
Adecco SA ................................................         7,716            4,857,922
Ascom Holding AG .........................................           984               64,381
Charles Vogele Hld .......................................         3,847              569,891
CS Holding AG ............................................       130,948           24,894,750
Forbo Holding ............................................           655              295,136
Georg Fischer AG .........................................         1,496              424,764
Givaudan AG ..............................................         3,925            1,038,123
Jermoli Hldg AG CHF 50 (BR) ..............................           209              309,611
Jermoli Hldg AG CHF 10 (Reg D) ...........................           538              166,039
Holderbank Financiere Glaris Ltd. CHF 10 (Reg D) .........         4,811            1,573,872
Holderbank Financiere Glaris Ltd. CHF 50 (BR) ............         2,502            3,011,481
Kudelski SA ..............................................         2,182            2,424,295
Kuoni Reisen Holding .....................................         1,384              597,988
Logitech International ...................................         1,820              460,589
Lonza Group AG ...........................................         2,990            1,738,522
Merkur Holding AG ........................................         1,904              407,219
Nestle SA ................................................        17,233           40,207,851
Novartis AG ..............................................        32,195           56,933,939
Oerlikon Buhrle Holding Ltd. .............................         5,757            1,297,022
Publicitas Holdings ......................................         1,082              520,931
Roche Holding Ltd. .......................................           699            8,672,242
Roche Holding Ltd. Genusscheine NPV ......................         3,071           31,295,729
Sairgroup ................................................         4,960              791,408
Schindler Holding AG CHF 85 (Reg D) ......................           110              173,069
Schindler Holding AG Ptg Certs CHF 85 ....................           518              800,293
SGS Holding CHF 100 (BR) .................................           492              713,660
SGS Holding CHF 20 (Reg D) ...............................         1,167              360,163
Swatch Group CHF 10 (Reg D) ..............................         6,919            1,806,516
Swatch Group CHF 50 (BR) .................................         1,683            2,103,620

   The accompanying notes are an integral part of these financial statements.


                                     SAI-143

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   -----------------
Sulzer Brothers Ltd. ..............................         1,696     $     1,223,766
Swiss Reinsurance Co. .............................         6,253          14,994,695
Swisscom AG .......................................        32,153           8,365,218
Syngenta AG .......................................        49,452           2,655,592
Ubs AG ............................................       193,786          31,637,798
Zurich Finance Svstems Group ......................        36,642          22,096,928
                                                                      ---------------
                                                                          283,465,180
                                                                      ---------------
UNITED KINGDOM -- 28.7%
3i Group ..........................................       242,281           4,481,162
Abbey National PLC ................................       576,964          10,507,588
Airtours PLC ......................................       177,653             533,481
AMEC PLC ..........................................        84,950             438,492
Arm Holdings ......................................       407,712           3,082,156
Awg ...............................................       123,847           1,063,908
BAA PLC ...........................................       434,248           4,009,377
Barclays PLC ......................................       706,545          21,871,582
Barratt Developments PLC ..........................        90,861             403,167
Bass PLC ..........................................       356,190           3,879,358
BBA Group PLC .....................................       167,172             924,093
Berkeley Group PLC ................................        49,252             555,548
BG Group ..........................................     1,445,873           5,659,552
BICC PLC ..........................................       103,204             184,253
Blue Circle Industries PLC ........................       275,915           1,817,877
BOC Group PLC .....................................       199,818           3,036,031
Boots Co., PLC ....................................       368,469           3,352,501
BP Amoco ..........................................     9,327,352          75,249,350
British Aerospace .................................     1,237,592           7,063,037
British Airways PLC ...............................       436,794           2,548,287
British American Tobacco PLC ......................       885,397           6,742,887
British Land Co., PLC .............................       198,646           1,409,691
British Sky Broadcast .............................       791,807          13,260,979
British Telecommunications PLC ....................     2,704,078          23,108,187
BTG Incorporated ..................................        42,330             916,995
Bunzl PLC .........................................       185,036           1,134,802
Cadbury Schweppes PLC .............................       832,131           5,756,034
Canary Wharf Group ................................       278,416           2,027,774
Capita Group PLC ..................................       252,148           1,883,546
Caradon ...........................................       181,526             545,112
Carlton Communications PLC ........................       251,412           2,294,974
Celltech Group PLC ................................       106,410           1,880,693
Centrica ..........................................     1,625,970           6,297,699
Chubb .............................................       303,966             717,518
CMG ...............................................       248,571           3,323,718
Commercial Union PLC ..............................       926,800          14,981,797
Corus Group .......................................     1,265,026           1,332,414
De Lousiana Rue PLC ...............................        74,512             456,972
Diageo PLC ........................................     1,391,523          15,592,016

   The accompanying notes are an integral part of these financial statements.


                                     SAI-144

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)                      SHARES            VALUE
----------------------------------------------------------------   -------------   -----------------
Dixons Group ...................................................       787,428      $     2,635,175
Eidos ..........................................................        37,432              120,235
Electrocomponents PLC ..........................................       175,458            1,735,329
EMI Group PLC ..................................................       320,548            2,633,943
FKI PLC ........................................................       260,006              854,588
GKN PLC ........................................................       289,680            3,059,768
Glaxosmithkline PLC ............................................     2,560,612           72,302,981
Granada Compass ................................................       921,608           10,030,589
Great Portland Estates .........................................        82,895              364,105
Great Universal Stores PLC .....................................       409,391            3,214,117
Halifax Group PLC ..............................................       914,304            9,063,213
Hammerson Property & Investment Development Corp., PLC .........       108,384              747,287
Hanson PLC .....................................................       298,160            2,044,620
Hays PLC .......................................................       701,424            4,045,000
HSBC Holdings PLC ..............................................     3,796,130           55,863,473
IMI PLC ........................................................       130,967              463,725
Imperial Chemical Industries PLC ...............................       296,168            2,442,462
Invesco PLC ....................................................       274,061            5,625,804
J. Sainsbury PLC ...............................................       781,355            4,634,357
Johnson Matthey PLC ............................................        88,762            1,399,040
Kidde ..........................................................       303,966              326,970
Kingfisher .....................................................       564,227            4,195,810
Ladbroke Group PLC .............................................       605,605            1,890,978
Land Securities PLC ............................................       221,148            2,783,579
Lasmo PLC ......................................................       514,079            1,536,068
Lattice Group ..................................................     1,429,730            3,214,705
Legal & General Group PLC ......................................     2,083,351            5,742,612
Logica PLC .....................................................       190,594            4,983,080
London Bridge Software Holdings ................................        63,871              314,897
Marconi ........................................................     1,137,292           12,216,632
Marks & Spencer PLC ............................................     1,168,553            3,247,222
Misys ..........................................................       232,365            2,291,212
National Grid Co. ..............................................       601,530            5,468,504
National Power PLC .............................................       474,094            1,777,824
North West Water PLC ...........................................       223,761            2,223,088
Nycomed Amersham ...............................................       256,978            2,140,383
Ocean Group ....................................................       117,569            1,668,657
P&O Holdings PLC ...............................................       261,313            1,237,573
P&O Princess Cruises ...........................................       261,313            1,104,837
Pace Micro Tech ................................................        90,876              617,748
Pearson PLC ....................................................       321,607            7,639,646
Pilkington PLC .................................................       427,071              708,229
Provident Finanacial ...........................................       101,226            1,495,681
Prudential Corp., PLC ..........................................       815,968           13,129,236
Psion ..........................................................       152,740              653,775
Railtrack Group ................................................       209,807            2,899,428
Rank Group .....................................................       288,445              754,140
The accompanying notes are an integral part of these financial statements.


                                     SAI-145

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)         SHARES            VALUE
---------------------------------------------------   -------------   ----------------
Reed International ................................       464,252      $    4,855,148
Rentokil Initial PLC ..............................       879,210           3,034,277
Reuters Group PLC .................................       577,734           9,779,316
Rexam .............................................       257,935             867,049
RMC Group PLC .....................................        94,343             830,186
Royal Bank of Scotland Group PLC ..................     1,097,381          25,936,689
RTZ Corp., PLC ....................................       424,488           7,470,701
Sage Group ........................................       521,931           2,391,929
Schroders .........................................       119,985           2,367,993
Scot Power ........................................       742,551           5,868,574
Sema Group PLC ....................................       249,334           1,097,959
Seton Healthcare ..................................        69,184             516,805
Siebe PLC .........................................     1,485,492           3,473,244
Slough Estates PLC ................................       159,948             982,135
Smith & Nephew ....................................       371,036           1,718,416
Smiths Group PLC ..................................       217,967           2,631,193
Smiths Group PLC (reinsurance note) ...............       195,737                   0
Stagecoach Holdings ...............................       626,166             617,425
Tate & Lyle PLC ...................................       185,497             690,060
Taylor Woodrow PLC ................................       235,080             626,909
TBS Group .........................................     2,279,624          24,112,770
Tesco PLC .........................................     2,823,281          11,504,546
Thames Water ......................................       152,307           2,741,937
Unilever ..........................................     1,185,158          10,145,688
Vodafone Group PLC ................................    25,385,581          93,108,478
Wimpey (George) PLC ...............................       381,146             854,148
Wolseley PLC ......................................       219,717           1,509,983
WPP Group PLC .....................................       501,952           6,539,270
Zeneca Group ......................................       728,525          36,734,054
                                                                       --------------
                                                                          786,873,815
                                                                       --------------
TOTAL COMMON STOCK ................................                     2,614,179,713
                                                                       --------------



   The accompanying notes are an integral part of these financial statements.

                                    SAI-146

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



                                                                          SHARES            VALUE
                                                                      -------------   -----------------
PREFERRED STOCK -- 0.6%
FRANCE -- 0.0%
Etab Eco Casino Guich Perr & Co. ..................................       6,369        $      415,622
                                                                                       --------------
GERMANY -- 0.6%
Boss Hugo AG-Ord. .................................................       2,876               810,127
Dyckerhoff AG .....................................................       9,870               173,301
Mannesmann AG .....................................................      17,672               351,774
Prosiebensati Medical .............................................      63,563             1,891,935
Rwe AG ............................................................     136,990             4,444,057
SAP AG ............................................................      55,135             7,755,001
Volkswagen AG .....................................................      42,220             1,292,345
                                                                                       --------------
                                                                                           16,718,540
                                                                                       --------------
TOTAL PREFERRED STOCK .............................................                        17,134,162
                                                                                       --------------
STATE STREET BANK AND TRUST COMPANY INVESTMENT FUNDS FOR TAX EXEMPT
RETIREMENT PLANS -- 4.0%
SHORT TERM INVESTMENT FUND * ......................................   110,329,016         110,329,016
--------------------------------------------------------------------  -----------      --------------
TOTAL INVESTMENTS -- 100%
 (COST $2,650,981,118) ............................................                    $2,741,642,891
====================================================================                   ==============

*     Collective investment fund advised by State Street Global Advisors.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-147

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


a. At December 31, 2000, foreign currency balances totaling $17,428,923 were pledged to cover margin requirements for open futures contracts. The following long (short) futures contracts were open at December 31, 2000:



     FUTURES         NUMBER OF        NOTIONAL         MATURITY         UNREALIZED
    CONTRACTS        CONTRACTS          COST             DATE          GAIN/(LOSS)
-----------------   -----------   ---------------   --------------   ---------------
FTSE 100 Index           375       $ 35,680,257       March 2001      $   (943,931)
MIB 30 Index             117         25,545,215       March 2001        (1,405,468)
OMX Stock Index           37            429,803     January 2001           (15,123)
OMXCAP Index             629          7,349,610     January 2001          (114,994)
OMXCAP Index            (151)         1,712,363     January 2001            27,586
DAX Index                 73         11,665,585       March 2001          (527,913)
CAC 40 10 EU             572         32,459,350       March 2001          (249,742)
IBEX Plus Index          342         31,560,445     January 2001        (2,539,482)
                                                                      ------------
                                                                      $ (5,769,067)
                                                                      ============



   The accompanying notes are an integral part of these financial statements.

                                    SAI-148

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND
DAILY MSCI EUROPE INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


     The following forward foreign currency contracts were open at December 31, 2000:



 SETTLEMENT         CONTRACTS              IN EXCHANGE          UNREALIZED
    DATE            TO DELIVER                 FOR              GAIN (LOSS)
------------   --------------------   ---------------------   --------------
03/05/01       USD      98,272,580    EUR      109,900,000     $ 5,207,850
03/05/01       USD       6,288,100    EUR        7,000,000         303,010
03/05/01       USD       3,521,700    EUR        4,000,000         244,649
03/05/01       EUR      10,500,000    USD        9,325,575        (561,090)
03/05/01       EUR       3,500,000    USD        3,105,900        (189,655)
03/05/01       EUR       5,000,000    USD        4,490,300        (217,636)
03/05/01       EUR       8,500,000    USD        7,799,770        (203,721)
03/05/01       EUR       7,000,000    USD        6,479,620        (111,490)
03/05/01       USD      39,515,344    GBP       27,200,000       1,166,163
03/05/01       USD       4,353,750    GBP        3,000,000         133,181
03/05/01       GBP       9,500,000    USD       13,770,250        (438,365)
03/05/01       GBP       3,500,000    USD        5,140,800         (93,953)
03/05/01       GBP       2,000,000    USD        2,947,240         (44,047)
03/05/01       GBP       2,500,000    USD        3,685,250         (53,860)
03/05/01       GBP       2,000,000    USD        2,955,560         (35,727)
03/05/01       USD       5,757,859    SEK       55,500,000         150,734
03/05/01       SEK      21,000,000    USD        2,183,406         (52,278)
                                                               -----------
                                                               $ 5,203,765
                                                               ===========

CURRENCY LEGEND


EUR:  Euro

GBP: British Pound Sterling

SEK: Swedish Krona

USD:  United States Dollar


   The accompanying notes are an integral part of these financial statements.

                                    SAI-149

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                 DAILY MSCI EUROPE INDEX SECURITES LENDING FUND
                          DAILY MSCI EUROPE INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000




1. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


   A. SECURITY VALUATION


      Investments for which market quotations are readily available are valued at the last reported sale price on the valuation date or, if no sales are reported for that day, the more recent of the last published sale price or the mean between the last reported bid and asked prices, or at fair value as determined in good faith by the Trustee. Short-term investments, if any, are stated at amortized cost, which approximates market value. Foreign currencies and foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Investments in regulated investment companies or other State Street Bank collective investment funds are valued at the net asset value per share/unit on the valuation date. Futures contracts, if any, are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded.


   B. SECURITY TRANSACTIONS AND INVESTMENT INCOME


      Security transactions are accounted for as of trade date. Realized gains and losses from investment transactions are determined using the average cost method. Dividend income, if any, is recorded net of applicable withholding taxes on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income earned on securities, if any, is recorded net of applicable withholding taxes on the accrual basis; interest earned on foreign currency transaction accounts is recorded when the Trustee is first notified of the amount credited by the depository bank.


   C. FOREIGN CURRENCY AND FORWARD FOREIGN CURRENCY CONTRACTS


      The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.


                                    SAI-150

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                 DAILY MSCI EUROPE INDEX SECURITES LENDING FUND
                          DAILY MSCI EUROPE INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/ depreciation on foreign currency related transactions.


      The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. Such contracts are valued based upon the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is extinguished by entry into a closing transaction or by delivery of the currency. Risks in foreign currency contracts arise from the possible inability of counterparties to meet the contracts' terms and from movements in currency values.


   D. INCOME TAXES


      It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


   E. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION


      The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made on such days, based upon the net asset value per unit.


   F. EXPENSES


      Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to custody, stamp duty and audit fees. Expenses which are not identifiable to an individual fund are allocated to each Fund in such manner as deemed equitable by the Trustee. State Street Global Advisors receives investment management fees from the participating accounts and therefore, the fund makes no payment for these services.


   G. DISTRIBUTIONS TO PARTICIPANTS


      Net investment income (excluding securities lending fee income, if any) and net realized gains are retained by the Funds. Income generated by securities lending, if any, is distributed monthly to participants of the Lending Fund.


                                    SAI-151

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                 DAILY MSCI EUROPE INDEX SECURITES LENDING FUND
                          DAILY MSCI EUROPE INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


2. GLOBAL SECURITIES LENDING PROGRAM: PRINCIPLES OF COMBINATION


     The participants in the Daily MSCI Europe Index Securities Lending Fund (the "Lending Fund") have authorized the Lending Fund to participate in the Global Securities Lending Program maintained by State Street Bank. The investment objective, techniques and results of operations of the Lending Fund are identical to those of the Daily MSCI Europe Index Fund (the "Non-Lending Fund"), except that the Lending Fund engages in securities lending activities. Accordingly, the financial statements of the Lending Fund and the Non-Lending Fund have been prepared on a combined basis, with separate disclosure of the participant transactions and per unit data of the Lending Fund and the Non-Lending Fund. The Lending Fund and the Non-Lending Fund each maintain a divided pro-rata interest in the combined assets and liabilities (including each investment security position but excluding assets and liabilities related to securities lending activities) proportionate to the net asset value of the outstanding combined units of the Fund. All interfund transactions have been eliminated in the combined financial statements.


     Under the Global Securities Lending Program, securities held by the Lending Fund are loaned by State Street Bank, as agent, to certain brokers and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the market value of the loaned securities. At December 31, 2000, the market value of securities loaned by the Lending Fund was $266,500,466 against which was held cash collateral of $273,010,937 and securities of $3,441,602. Cash collateral provided by the Borrowers is invested in State Street Bank and Trust Company Quality A Short-Term Investment Fund. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Lending Fund and State Street Bank in its capacity as lending agent. Negotiated lenders' fees are received for those loans collateralized by securities or letters of credit, if any. Income earned from lending activities is recorded and distributed to Lending Fund participants monthly.


     State Street Bank, as lending agent, indemnifies the Lending Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Lending Fund participants, however, bear the risk of loss with respect to the investment of collateral.


3. INVESTMENT TRANSACTIONS


     Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $2,050,985,661 and $1,859,512,036, respectively.


                                    SAI-152

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                 DAILY MSCI EUROPE INDEX SECURITES LENDING FUND
                          DAILY MSCI EUROPE INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


4. UNITS OF PARTICIPATION

     Participant transactions for the Fund were as follows:



                                                             YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------------------------
                                                     2000                               1999
                                      ---------------------------------- ----------------------------------
                                            UNITS            AMOUNT            UNITS            AMOUNT
                                      ---------------- ----------------- ---------------- -----------------
   DAILY MSCI EUROPE INDEX SECURITIES
    LENDING FUND
   Units issued .....................     82,045,890    $  952,940,136       80,511,025    $  836,692,247
   Units redeemed ...................    (66,614,181)     (763,180,830)     (28,803,645)     (305,618,941)
                                         -----------    --------------      -----------    --------------
    Total ...........................     15,431,709    $  189,759,306       51,707,380    $  531,073,306
                                         -----------    --------------      -----------    --------------
   DAILY MSCI EUROPE INDEX FUND
   Units issued .....................     49,350,662    $  577,851,791       75,865,314    $  775,785,568
   Units redeemed ...................    (54,661,764)     (630,395,526)     (28,120,593)     (293,060,193)
                                         -----------    --------------      -----------    --------------
    Total ...........................     (5,311,102)   $  (52,543,735)      47,744,721    $  482,725,375
                                         -----------    --------------      -----------    --------------
   Net increase (decrease) ..........     10,120,607    $  137,215,571       99,452,101    $1,013,798,681
                                         ===========    ==============      ===========    ==============

  DAILY MSCI EUROPE INDEX SECURITIES LENDING FUND

     Units in excess of 10% of the Lending Fund units outstanding at December 31, 2000 held by 1 of the Lending Fund's unitholders aggregated 97% of the Lending Fund's total units outstanding.


  DAILY MSCI EUROPE INDEX FUND

     Units in excess of 10% of the Non-Lending Fund units outstanding at December 31, 2000 held by 2 of the Non-Lending Fund's unitholders aggregated 99% of the Non-Lending Fund's total units outstanding.

     A transaction fee of .5% is charged on any contribution or withdrawal greater than 5% of the net asset value of the Fund. However, such fees are waived if the Fund's net participant activity on any day is less than 5% of the net asset value of the Fund. Such transaction fees are presented as a separate component of capital. For the year ended December 31, 2000 no participant transaction fees were charged.


5. FUTURES CONTRACTS

     The Fund may use futures contracts to manage exposure to the relevant equity markets. Buying futures tends to increase a fund's exposure to the underlying instrument. Selling futures tends to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, credit and market risks.

     The Fund enters into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index.

     Upon entering into a futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Fund periodically, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Fund. A gain or loss is realized when the contract is closed or expires.


                                    SAI-153

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
Daily MSCI Japan Index Securities Lending Fund and State Street Bank and Trust Company
Daily MSCI Japan Index Fund


In our opinion, the accompanying combined statement of assets and liabilities, including the combined schedule of investments, and the related combined statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Daily MSCI Japan Index Securities Lending Fund and State Street Bank and Trust Company Daily MSCI Japan Index Fund at December 31, 2000, and the results of their operations, the changes in their net assets and each of their selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



February 23, 2001


                                    SAI-154

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND


Combined Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value, (including securities on loan of $53,788,155),
 (total cost $1,240,055,549)..............................................................  $1,257,432,426
Foreign currency, at value (cost $8,150,586)..............................................       8,086,248
Foreign currency, segregated, at value (cost $5,728,293)..................................       5,360,919
Investments in State Street Bank and Trust Company Quality A Short-Term Investment Fund,        56,495,957
  at value
Receivable for open foreign currency contracts ...........................................      64,170,950
Dividends receivable .....................................................................         177,590
Interest receivable ......................................................................         171,556
------------------------------------------------------------------------------------------  --------------
    Total assets .........................................................................   1,391,895,646
------------------------------------------------------------------------------------------  --------------
LIABILITIES
Payable for collateral on securities loaned ..............................................      56,495,957
Payable for open foreign currency contracts ..............................................      65,409,665
Unrealized loss on open futures contracts ................................................       2,109,516
Accrued expenses .........................................................................         164,768
------------------------------------------------------------------------------------------  --------------
    Total liabilities ....................................................................     124,179,906
------------------------------------------------------------------------------------------  --------------
NET ASSETS ...............................................................................  $1,267,715,740
==========================================================================================  ==============
Daily MSCI Japan Index Securities Lending
 Fund (34,548,217 units outstanding, at $11.69 per unit net asset value)..................  $  404,010,868
Daily MSCI Japan Index Fund
 (73,858,071 units outstanding, at $11.69 per unit net asset value).......................     863,704,872
------------------------------------------------------------------------------------------  --------------
                                                                                            $1,267,715,740
                                                                                            ==============



   The accompanying notes are an integral part of these financial statements.

                                    SAI-155

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND




Combined Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends (net of taxes withheld of $1,516,627)..........................................   $    8,594,217
 Interest ................................................................................        5,651,215
 Securities lending fee income (net of related expenses), allocated to the Daily MSCI
Japan Index
   Securities Lending Fund ...............................................................          210,360
------------------------------------------------------------------------------------------   --------------
    Total investment income ..............................................................       14,455,792
------------------------------------------------------------------------------------------   --------------
EXPENSES
 Custody .................................................................................          670,471
 Audit ...................................................................................           12,000
 Other ...................................................................................            8,453
------------------------------------------------------------------------------------------   --------------
    Total expenses .......................................................................          690,924
------------------------------------------------------------------------------------------   --------------
    Net investment income (loss) .........................................................       13,764,868
------------------------------------------------------------------------------------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss):
   Investments ...........................................................................       14,540,734
   Foreign currency transactions .........................................................      (18,907,522)
   Futures contracts .....................................................................      (14,755,822)
------------------------------------------------------------------------------------------   --------------
                                                                                                (19,122,610)
                                                                                             --------------
 Net change in unrealized appreciation (depreciation):
   Investments ...........................................................................     (501,792,353)
   Foreign currency transactions .........................................................       (1,832,677)
   Futures contracts .....................................................................      (10,609,330)
------------------------------------------------------------------------------------------   --------------
                                                                                               (514,234,360)
                                                                                             --------------
 Net realized and unrealized gain (loss) .................................................     (533,356,970)
------------------------------------------------------------------------------------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................   $ (519,592,102)
==========================================================================================   ==============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-156

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND




Combined Statement of Changes in Net Assets




                                                                                             YEAR ENDED DECEMBER 31,
                                                                                             2000                 1999
                                                                                      ------------------   -----------------
FROM OPERATIONS
Net investment income (loss) ......................................................     $   13,764,868      $   13,304,086
Net realized gain (loss) ..........................................................        (19,122,610)         74,799,280
Net change in unrealized appreciation (depreciation) ..............................       (514,234,360)        520,089,973
------------------------------------------------------------------------------------    --------------      --------------
 Net increase (decrease) in net assets resulting from operations ..................       (519,592,102)        608,193,339
------------------------------------------------------------------------------------    --------------      --------------
Distributions of securities lending fee income allocated to the Daily MSCI
 Japan Index Securities Lending Fund participants .................................           (210,360)           (271,986)
------------------------------------------------------------------------------------    --------------      --------------
Net increase (decrease) in net assets resulting from participant transactions .....        (64,918,696)        472,049,518
------------------------------------------------------------------------------------    --------------      --------------
Net increase (decrease) in net assets .............................................       (584,721,158)      1,079,970,871
NET ASSETS
 Beginning of year ................................................................      1,852,436,898         772,466,027
------------------------------------------------------------------------------------    --------------      --------------
 End of year ......................................................................     $1,267,715,740      $1,852,436,898
====================================================================================    ==============      ==============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-157

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)




                                                                    PERIOD ENDED DECEMBER 31,
                                                               ------------------------------------
                                                                  2000         1999        1998(a)
                                                               ----------   ----------   ----------
Net investment income (loss) (b)(d) ........................    $   0.13     $  0.15      $  0.00
Distributions of securities lending fee income (b) .........      ( 0.01)     ( 0.01)      ( 0.00)
Net realized and unrealized gain (loss) ....................      ( 4.78)       6.11         0.10
-------------------------------------------------------------   --------     -------      -------
Net increase (decrease) ....................................      ( 4.66)       6.25         0.10
NET ASSET VALUE
Beginning of period ........................................       16.35       10.10        10.00
-------------------------------------------------------------   --------     -------      -------
End of period ..............................................    $  11.69     $ 16.35      $ 10.10
=============================================================   ========     =======      =======
Total return (%)(e) ........................................      (28.45)      62.09         0.99
=============================================================   ========     =======      =======
Ratio of expenses to average net assets (%)(c)(f) ..........        0.04        0.03         0.00
-------------------------------------------------------------   --------     -------      -------
Ratio of net investment income (loss) to average net
 assets (%)(f) .............................................        0.88        1.15         0.02
-------------------------------------------------------------   --------     -------      -------
Portfolio turnover (%)(c) ..................................        44.8        6.69         0.00
-------------------------------------------------------------   --------     -------      -------
Net assets, end of period (000,000s) .......................    $    404     $   491      $   146
=============================================================   ========     =======      =======

(a) The Daily MSCI Japan Index Securities Lending Fund commenced operations on December 18, 1998.

(b) Zero amount represents that which is less than $0.005 per unit or $(0.005) if negative.

(c)        Zero amount represents that which is less than 0.005%.

(d) Net investment income per unit has been calculated based upon an average of units outstanding.

(e) Total return calculation (not annualized for the period ended December 31, 1998) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(f)        Not annualized for the period ended December 31, 1998.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-158

--------------------------------------------------------------------------------

STATE STREET BANK AMD TRUST COMPANY
DAILY MSCI JAPAN INDEX FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)




                                                                                  PERIOD ENDED DECEMBER 31,
                                                                             ------------------------------------
                                                                                2000         1999        1998(A)
                                                                             ----------   ----------   ----------
Net investment income (loss) (b)(d) ......................................    $   0.12     $  0.14      $  0.00
Net realized and unrealized gain (loss) ..................................      ( 4.78)       6.11         0.10
---------------------------------------------------------------------------   --------     -------      -------
Net increase (decrease ...................................................      ( 4.66)       6.25         0.10
NET ASSET VALUE
Beginning of period ......................................................       16.35       10.10        10.00
---------------------------------------------------------------------------   --------     -------      -------
End of period ............................................................    $  11.69     $ 16.35      $ 10.10
===========================================================================   ========     =======      =======
Total return (%)(e) ......................................................      (28.48)      61.88         0.99
===========================================================================   ========     =======      =======
Ratio of expenses to average net assets (%)(c)(f) ........................        0.04        0.03         0.00
---------------------------------------------------------------------------   --------     -------      -------
Ratio of net investment income (loss) to average net assets (%)(f) .......        0.84        1.07         0.02
---------------------------------------------------------------------------   --------     -------      -------
Portfolio turnover (%)(c) ................................................        44.8        6.69         0.00
---------------------------------------------------------------------------   --------     -------      -------
Net assets, end of period (000,000s) .....................................    $    864     $ 1,361      $   626
===========================================================================   ========     =======      =======

(a)        The Daily MSCI Japan Index Fund commenced operation on December 18,
           1998.

(b) Zero amount represents that which is less than $0.005 per unit or $(0.005) if negative.

(c)        Zero amount represents that which is less than .005%.

(d) Net investment income per unit has been calculated based upon an average of units outstanding.

(e) Total return calculation (not annualized for the period ended December 31, 1998) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Non-Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(f)        Not annualized for the period ended December 31, 1998.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-159

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000

                                                    SHARES           VALUE
                                                 -----------   -----------------
COMMON STOCK -- 97.9% (unless otherwise noted)
JAPAN -- 97.9%
Acom Co. .....................................      87,718      $    6,467,227
Advantest ....................................      60,584           5,669,484
Ajinomoto Co., Inc. ..........................     387,195           5,028,727
Alps Electric Co. ............................     108,774           1,657,201
Amada Co., Ltd. ..............................     209,564           1,557,892
Amano Corp. ..................................      55,884             424,726
Aoyama Trading Co. ...........................      42,212             300,881
Asahi Bank ...................................   1,682,503           5,724,101
Asahi Breweries ..............................     297,382           3,029,999
Asahi Chemical Industry ......................     863,206           4,967,549
Asahi Glass Co., Ltd. ........................     702,540           5,794,081
Asatsu .......................................      26,445             636,031
Ashikaga Bank ................................     380,210             658,401
Autobacs Seven ...............................      21,755             453,784
Bank of Fukuoka Ltd. .........................     388,193           1,656,797
Bank of Tokyo ................................   2,842,492          28,265,817
Bank of Yokohama Ltd. ........................     703,538           3,193,425
Benesse Corp. ................................      65,065           2,412,766
Bridgestone Corp. ............................     514,930           4,683,638
Canon Inc. ...................................     532,992          18,645,864
Casio Computer Co. ...........................     165,656           1,398,094
Central Japan Railway ........................       1,339           8,232,614
Chugai Pharmaceutical Co. ....................     150,687           2,503,982
Chuo Trust & Banking Co., Ltd. ...............     497,807           1,532,518
Citizen Watch Co. ............................     183,618           1,337,710
Cosmo Oil Co. ................................     360,251             639,592
Credit Saison Co. ............................     102,512           2,192,075
CSK Corp. ....................................      46,104             670,149
Dai Ichi Pharmaceutical Co. ..................     160,965           4,786,435
Dai Nippon Printing ..........................     454,056           6,754,848
Daicel Chemical Industries Ltd. ..............     226,529             687,472
Daiei Inc. ...................................     430,106             688,380
Daifuku Co. ..................................      68,857             402,278
Daikin Industries ............................     160,666           3,091,352
Daikyo Inc. ..................................     103,784             154,305
Daimaru Inc. .................................     155,676             452,024
Dainippon Ink & Chemicals Inc. ...............     497,965           1,480,743
Dainippon Screen .............................     106,778             512,691
Daito Trust Construction .....................      83,726           1,501,122
Daiwa Bank Ltd. ..............................   1,265,370           2,069,479
Daiwa House Industry .........................     320,334           1,989,130
Daiwa Kosho Lease Co., Ltd. ..................      92,807             250,808
Daiwa Securities .............................     797,343           8,319,313
Denki Kagaku Kogyo ...........................     277,423             953,535
East Japan Railway Co. .......................       2,408          14,110,198
Ebara Corp. ..................................     180,625           1,960,431
Eisai Co., Ltd. ..............................     181,074           6,334,581
Fanuc Ltd. ...................................     148,491          10,090,739
Fuji Machine Manufacturing Co. ...............      29,838             798,533

   The accompanying notes are an integral part of these financial statements.

                                    SAI-160

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)             SHARES            VALUE
--------------------------------------------------------   ------------   ----------------
Fuji Photo Film Co., Ltd. ..............................      312,550      $   13,066,198
Fuji Soft ABC Inc. .....................................       19,559           1,260,712
Fuji Television Network Inc.............................          257           1,789,155
Fujikura ...............................................      227,527           1,703,368
Fujitsu Ltd. ...........................................    1,194,461          17,592,027
Furukawa Electric ......................................      410,147           7,156,230
Gunma Bank .............................................      318,338           1,556,332
Gunze Ltd. .............................................      145,697             503,326
Hankyu Department Stores ...............................      110,770             489,233
Haseko Corp. ...........................................      459,046             144,531
Hirose Electric ........................................       24,150           2,323,334
Hitachi Ltd. ...........................................    2,029,082          18,065,467
Hitachi Zosen Corp. ....................................      566,822             431,288
Hokuriku Bank Ltd. .....................................      419,129             872,422
Honda Motor Co. ........................................      601,749          22,419,545
House Food Corp. .......................................       69,855             910,302
Hoya Corp. .............................................       70,853           5,205,223
Inax Corp. .............................................      145,697             735,239
Isetan Co. .............................................      135,718           1,430,297
Ishihara Sangyo Kaisha .................................      188,608             336,505
Ishikawajima Harima Heavy Industries Co., Ltd. .........      796,345           1,699,389
Ito Yokado Co. .........................................      252,475          12,586,213
Itochu Corp. ...........................................      874,183           4,067,390
Japan Airlines Co., Ltd. ...............................    1,090,733           4,989,097
Japan Energy Corp. .....................................      645,658             999,488
Japan Steel Works ......................................      214,554             172,634
Japan Tobacco Inc. .....................................        1,205           9,337,328
JGC Corp. ..............................................      134,720             917,849
Joyo Bank ..............................................      539,878           1,713,973
Jusco Co. ..............................................      200,583           4,350,585
Kadokawa Shoten P ......................................       23,883             632,897
Kajima Corp. ...........................................      588,776           1,632,342
Kaken Pharmaceutical ...................................       50,894             281,755
Kamigumi Co. ...........................................      162,662             725,535
Kanebo .................................................      297,382             736,043
Kaneka Corp. ...........................................      216,550           2,047,320
Kansai Electric Power ..................................      595,063          10,091,195
Kao Corp. ..............................................      377,216          10,952,923
Katokichi Co. ..........................................       32,532             853,560
Kawasaki Heavy Industries Ltd. .........................      878,175             937,007
Kawasaki Kisen .........................................      342,289             514,900
Kawasaki Steel .........................................    1,992,858           2,056,649
Keihin Electric Express Railway ........................      313,828           1,246,090
Kikkoman Corp. .........................................      119,751             886,036
Kinden Corp. ...........................................      161,864             927,243
Kinki Nippon Railway ...................................      993,305           4,135,151
Kirin Brewery Co. ......................................      613,724           5,490,989
Kokuyo Co. .............................................       79,834           1,185,571
Komatsu ................................................      593,766           2,622,458
Komori Corp. ...........................................       45,905             762,808
Konami Co., Ltd. .......................................       69,156           5,183,374
The accompanying notes are an integral part of these financial statements.


                                     SAI-161

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)              SHARES            VALUE
---------------------------------------------------------   ------------   ----------------
Konica Corp. ............................................      220,542      $    1,803,453
Koyo Seiko Co. ..........................................      119,751             853,569
Kubota Corp. ............................................      863,206           2,627,214
Kuraray Co. .............................................      222,537           2,078,621
Kureha Chemical Industry Co., Ltd. ......................      130,728             313,272
Kurita Water Industries Ltd. ............................       81,431           1,064,714
Kyocera Corp. ...........................................      115,660          12,613,961
Kyowa Exeo Corp. ........................................       64,865             668,846
Kyowa Hakko Kogyo .......................................      260,459           1,799,568
Maeda Road Construction Co., Ltd. .......................       59,876             243,505
Makino Milling ..........................................       53,888             281,835
Makita Corp. ............................................       94,803             663,306
Marubeni Corp. ..........................................      916,096           2,163,249
Marui Co. ...............................................      225,531           3,402,492
Matsushita Electric Industrial Co., Ltd. ................    1,264,671          30,195,487
Meiji Milk Product ......................................      200,583             877,134
Meiji Seika Kaisha ......................................      238,504           1,362,105
Meitec ..................................................       24,549             785,808
Minebea Co. .............................................      243,494           2,253,076
Mitsubishi Corp. ........................................      937,052           6,900,453
Mitsubishi Electric Corp. ...............................    1,305,287           8,025,335
Mitsubishi Estate Co., Ltd. .............................      777,384           8,294,635
Mitsubishi Gas & Chemical Co., Inc. .....................      290,396             876,217
Mitsubishi Heavy Industries Ltd. ........................    2,014,812           8,775,375
Mitsubishi Kasei Corp. ..................................    1,324,247           3,486,080
Mitsubishi Material Corp. ...............................      683,579           1,632,124
Mitsubishi Paper Mills Ltd. .............................      195,593             408,840
Mitsubishi Rayon Co., Ltd. ..............................      380,210           1,140,564
Mitsubishi Trust & Banking Corp. ........................      779,380           5,357,641
Mitsubishi Warehouse & Transportation Co., Ltd. .........      101,788             890,222
Mitsui & Co., Ltd. ......................................      947,031           5,955,180
Mitsui Engineering & Shipbuilding Co., Ltd. .............      463,038             425,214
Mitsui Fudosan Co. ......................................      484,992           4,814,290
Mitsui Marine & Fire Insurance Co., Ltd. ................      481,000           2,755,423
Mitsui Mining & Smelting Co., Ltd. ......................      311,353           2,396,280
Mitsukoshi ..............................................      293,390           1,195,730
Mizuho Holdings .........................................        5,600          34,678,255
Mori Seiki Co. ..........................................       57,880             641,874
Murata Manufacturing Co. ................................      147,693          17,308,783
Namco ...................................................       32,932             604,838
NEC Corp. ...............................................      990,876          18,112,042
New Oji Paper Co., Ltd. .................................      632,851           3,265,542
NGK Insulators Ltd. .....................................      219,544           2,905,108
NGK Spark Plug Co., Ltd. ................................      135,718           1,982,238
Nichiei Co. .............................................       40,416             214,558
Nichii Co. ..............................................      185,614             397,721
Nichirei Corp. ..........................................      190,604             800,157
Nikon Corp. .............................................      222,537           2,378,347
Nintendo Co., Ltd. ......................................       86,121          13,550,086
Nippon Comsys Corp. .....................................       80,832           1,449,236
Nippon Densan ...........................................       38,620           1,823,929
The accompanying notes are an integral part of these financial statements.


                                     SAI-162

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES            VALUE
---------------------------------------------------   ------------   ----------------
Nippon Express Co. ................................      656,635      $    3,962,552
Nippon Light Metal Co. ............................      380,210             289,297
Nippon Meat Packers ...............................      140,708           1,914,830
Nippon Oil Co., Ltd. ..............................      879,173           4,229,011
Nippon Paper Industries ...........................      580,793           3,459,157
Nippon Sheet Glass ................................      269,440           3,284,934
Nippon Shinpan Co., Ltd. ..........................      188,608             239,183
Nippon Shokubai Co. ...............................      111,768             428,148
Nippon Steel Corp. ................................    4,065,549           6,720,210
Nippon Suisan .....................................      164,658             256,333
Nippon Telegraph & Telephone Corp. ................        7,840          56,430,997
Nippon Yusen ......................................      747,446           3,085,486
Nippondenso Co. ...................................      555,845          12,007,497
Nishimatsu Construction Co., Ltd. .................      166,654             568,437
Nissan Motor Co., Ltd. ............................    2,417,974          13,914,876
Nisshin Flour Milling .............................      151,685           1,286,815
Nisshinbo Industries Inc. .........................      135,718             617,224
Nissin Food Products ..............................       79,834           1,948,022
Nitto Denko Corp. .................................      101,589           2,754,293
NOF Corp. .........................................      126,737             259,371
Nomura Securities .................................    1,193,519          21,450,775
Noritake Co. ......................................       93,805             502,908
NSK Ltd. ..........................................      343,286           2,098,626
NTN Toyo Bearing Co., Ltd. ........................      283,411             879,927
Obayashi Corp. ....................................      456,052           1,962,372
Okuma Corp. .......................................       76,840             242,603
Okumura Corp. .....................................      151,685             510,746
Olympus Optical Co., Ltd. .........................      160,666           2,775,191
Omron Corp. .......................................      156,674           3,254,336
Onoda Cement Co., Ltd. ............................      619,712           1,062,302
Onward Kashiyama ..................................      103,784             862,295
Orient Corp. ......................................      199,585             244,376
Oriental Land Co., Ltd. ...........................       59,776           3,999,356
Orix Corp. ........................................       51,892           5,201,000
Osaka Gas Co. .....................................    1,538,801           4,669,966
Oyo Corp. .........................................       18,162             192,199
Penta Ocean Construction Co., Ltd. ................      205,573             239,122
Pioneer Electronic ................................      108,774           2,901,528
Promise Co. .......................................       75,343           5,337,400
Rohm Co. ..........................................       72,749          13,806,659
Sakura Bank .......................................    2,502,798          15,103,469
Sanden Corp. ......................................       87,817             407,826
Sankyo Co. ........................................      274,430           6,576,336
Sanrio Co. ........................................       48,300             844,849
Sanwa Shutter Corp. ...............................      133,722             267,818
Sanyo Electric Co. ................................    1,139,631           9,468,685
Sapporo Breweries .................................      207,569             608,148
Secom Co. .........................................      141,705           9,233,009
Sega Enterprises ..................................       96,300             936,554
Seino Transportation ..............................       88,815             373,623
Seiyu .............................................      161,664             428,408
The accompanying notes are an integral part of these financial statements.


                                     SAI-163

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)         SHARES            VALUE
----------------------------------------------------   ------------   ----------------
Sekisui Chemical ...................................      341,291      $      970,086
Sekisui House ......................................      441,083           4,031,238
Seventy Seven Bank .................................      234,513           1,335,211
Sharp Corp. ........................................      685,575           8,262,396
Shimachu Co. .......................................       29,339             346,402
Shimamura Co., Ltd. ................................       21,755           1,192,967
Shimano Inc. .......................................       85,223           1,673,305
Shimizu Corp. ......................................      481,998           1,424,832
Shin Etsu Chemical Co. .............................      255,269           9,823,191
Shionogi & Co. .....................................      209,864           4,276,571
Shiseido Co., Ltd. .................................      257,465           2,870,980
Shizuoka Bank ......................................      483,994           4,398,022
Sho-Bond Construction ..............................       15,767             216,496
Showa Denko KK .....................................      634,681             865,928
Showa Shell Sekiyu KK ..............................      230,521             965,712
Skylark Co. ........................................       68,857           1,927,081
SMC Corp. ..........................................       43,011           5,529,663
Snow Brand Milk ....................................      190,604             655,128
Softbank Corp. .....................................      200,982           6,978,298
Sony Corp. .........................................      555,046          38,349,340
Sumitomo Bank ......................................    1,925,997          19,758,567
Sumitomo Chemical ..................................      969,984           4,810,049
Sumitomo Corp. .....................................      635,679           4,569,951
Sumitomo Electric Industries .......................      448,069           7,343,723
Sumitomo Forestry ..................................      102,786             723,655
Sumitomo Heavy Industries Ltd. .....................      360,251             560,825
Sumitomo Marine & Fire Insurance Co., Ltd. .........      412,143           2,656,545
Sumitomo Metal Industries ..........................    2,224,376           1,264,513
Sumitomo Metal Mining ..............................      353,266           1,847,587
Sumitomo Osaka Cement ..............................      261,457             873,505
Taisei Corp. .......................................      590,772           1,183,197
Taisho Pharmaceutical Co., Ltd. ....................      205,573           5,555,541
Taiyo Yuden Co. ....................................       70,853           2,367,137
Takara Shuzo Co. ...................................      133,722           2,334,346
Takashimaya Co. ....................................      187,610           1,274,908
Takeda Chemical Industries Ltd. ....................      538,880          31,859,620
Takefuji Corp ......................................       88,117           5,548,736
Takuma Co. .........................................       51,892             356,718
Teijin .............................................      562,830           2,904,230
Teikoku Oil Co. ....................................      161,664             673,011
Terumo Corp. .......................................      129,132           2,823,421
Tobu Railway Co. ...................................      532,892           1,565,959
Toda Construction ..................................      193,598             885,532
Toei ...............................................       87,817             308,750
Toho Co. ...........................................       11,386           1,569,384
Tohoku Electric Power ..............................      308,060           4,114,113
Tokai Bank Ltd. ....................................    1,346,202           5,827,969
Tokio Marine & Fire Insurance Co., Ltd. ............      942,042          10,784,791
Tokyo Broadcasting .................................       40,915           1,209,487
Tokyo Dome Corp. ...................................       97,797             359,233
Tokyo Electric Power ...............................      822,690          20,398,165
The accompanying notes are an integral part of these financial statements.


                                     SAI-164

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



COMMON STOCK (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES             VALUE
---------------------------------------------------   ------------   ------------------
Tokyo Electron ....................................       105,281     $     5,782,444
Tokyo Gas Co. .....................................     1,679,509           4,964,790
Tokyo Style Co. ...................................        57,880             530,508
Tokyu Corp. .......................................       683,579           3,682,742
Toppan Printing Co. ...............................       418,131           3,638,625
Toray Industries Inc. .............................       858,216           3,227,505
Toshiba Corp. .....................................     1,957,527          13,079,856
Tosoh Corp. .......................................       367,237           1,005,293
Tostem Corp. ......................................       133,722           1,659,538
Toto ..............................................       229,323           1,634,583
Toyo Information ..................................        26,944           1,338,481
Toyo Seikan Kaisha Ltd. ...........................       136,816           2,225,623
Toyobo Co. ........................................       423,120             840,023
Toyota Motor Corp. ................................     2,279,961          72,781,686
Trans Cosmos Inc. .................................        14,869             643,708
Tsubakimoto Chain .................................       116,757             351,272
UBE Industries Ltd. ...............................       512,934           1,152,913
Uni-Charm .........................................        44,907           2,277,948
UNY Co., Ltd. .....................................       115,759           1,235,141
Wacoal Corp. ......................................        90,811             756,097
World Co., Ltd. ...................................        31,634           1,195,198
Yakult Honsha .....................................       106,778           1,242,039
Yamaha Corp. ......................................       127,734           1,251,199
Yamaichi Securities Co. (a) .......................       117,000                   0
Yamanouchi Pharmaceutical Co., Ltd. ...............       218,546           9,442,166
Yamato Transport Co., Ltd. ........................       266,446           4,893,621
Yamazaki Baking Co. ...............................       133,722             929,762
Yokogawa Electric .................................       153,681           1,297,028
                                                                      ---------------
TOTAL COMMON STOCK ................................                     1,230,908,469
                                                                      ---------------
STATE STREET BANK AND TRUST COMPANY COLLECTIVE INVESTMENT FUNDS -- 2.1%
SHORT TERM INVESTMENT FUND* .......................    26,523,957          26,523,957
----------------------------------------------------   ----------     ---------------
TOTAL INVESTMENTS -- 100%
 (COST $1,240,055,549).......................... ..                   $ 1,257,432,426
================================================ ===                  ===============

*  Collective investment fund advised by State Street Global Advisors.

a) Issuer Filed for Bankruptcy


   The accompanying notes are an integral part of these financial statements.

                                    SAI-165

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI JAPAN INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


     At December 31, 2000, foreign currency balances totaling $5,360,919 were pledged to cover margin requirements for open futures contracts. The following long (short) futures contracts were open at December 31, 2000:




          FUTURES             NUMBER OF        NOTIONAL        MATURITY         UNREALIZED
         CONTRACTS            CONTRACTS          COST            DATE          GAIN/(LOSS)
--------------------------   -----------   ---------------   ------------   -----------------
Nikkei 300 Index .........      1,344       $ 32,493,881     March 2001       $  (1,682,019)
Topix Index ..............         52          6,256,271     March 2001            (427,497)
                                                                              -------------
                                                                              $  (2,109,516)
                                                                              =============

     The following foreign currency contracts were open at December 31, 2000:




 SETTLEMENT          CONTRACTS               IN EXCHANGE             UNREALIZED
    DATE            TO DELIVER                   FOR                GAIN (LOSS)
------------   ---------------------   -----------------------   -----------------
   3/5/01      USD      37,367,382     JPY     4,068,000,000       $  (1,412,494)
   3/5/01      USD       3,124,426     JPY     340,000,000              (119,347)
   3/5/01      USD       5,561,614     JPY     612,000,000              (152,472)
   3/5/01      JPY     840,000,000     USD       7,648,184               223,871
   3/5/01      JPY     750,000,000     USD       6,757,974               129,124
   3/5/01      JPY     600,000,000     USD       5,395,683                92,603
                                                                   -------------
                                                                   $  (1,238,715)
                                                                   =============

JPY: Japanese Yen
USD: United States Dollar

   The accompanying notes are an integral part of these financial statements.

                                    SAI-166

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                 DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
                          DAILY MSCI JAPAN INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000




1. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


   A. SECURITY VALUATION


      Investments for which market quotations are readily available are valued at the last reported sale price on the valuation date or, if no sales are reported for that day, the more recent of the last published sale price or the mean between the last reported bid and asked prices, or at fair value as determined in good faith by the Trustee. Short-term investments, if any, are stated at amortized cost, which approximates market value. Foreign currencies and foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Investments in regulated investment companies or other State Street Bank collective investment funds are valued at the net asset value per share/unit on the valuation date. Futures contracts, if any, are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded.


   B. SECURITY TRANSACTIONS AND INVESTMENT INCOME


      Security transactions are accounted for as of trade date. Realized gains and losses from investment transactions are determined using the average cost method. Dividend income, if any, is recorded net of applicable withholding taxes on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income earned on securities, if any, is recorded net of applicable withholding taxes on the accrual basis; interest earned on foreign currency transaction accounts is recorded when the Trustee is first notified of the amount credited by the depository bank.


   C. FOREIGN CURRENCY AND FORWARD FOREIGN CURRENCY CONTRACTS


      The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.


                                    SAI-167

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                 DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
                          DAILY MSCI JAPAN INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/ depreciation on foreign currency related transactions.


      The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. Such contracts are valued based upon the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is extinguished by entry into a closing transaction or by delivery of the currency. Risks in foreign currency contracts arise from the possible inability of counterparties to meet the contracts' terms and from movements in currency values.


   D. INCOME TAXES


      It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


   E. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION


      The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made on such days, based upon the net asset value per unit.


   F. EXPENSES


      Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to custody, stamp duty and audit fees. Expenses which are not identifiable to an individual fund are allocated to each Fund in such manner as deemed equitable by the Trustee. State Street Global Advisors receives investment management fees from the participating accounts and therefore, the fund makes no payment for these services.


   G. DISTRIBUTIONS TO PARTICIPANTS


      Net investment income (excluding securities lending fee income, if any) and net realized gains are retained by the Funds. Income generated by securities lending, if any, is distributed monthly to participants of the Lending Fund.


                                    SAI-168

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                 DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
                          DAILY MSCI JAPAN INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

2. GLOBAL SECURITIES LENDING PROGRAM: PRINCIPLES OF COMBINATION


     The participants in the Daily MSCI Japan Index Securities Lending Fund (the "Lending Fund") have authorized the Lending Fund to participate in the Global Securities Lending Program maintained by State Street Bank. The investment objective, techniques and results of operations of the Lending Fund are identical to those of the Daily MSCI Japan Index Fund (the "Non-Lending Fund"), except that the Lending Fund engages in securities lending activities. Accordingly, the financial statements of the Lending Fund and the Non-Lending Fund have been prepared on a combined basis, with separate disclosure of the participant transactions and per unit data of the Lending Fund and the Non-Lending Fund. The Lending Fund and the Non-Lending Fund each maintain a divided pro-rata interest in the combined assets and liabilities (including each investment security position but excluding assets and liabilities related to securities lending activities) proportionate to the net asset value of the outstanding combined units of the Fund. All interfund transactions have been eliminated in the combined financial statements.


     Under the Global Securities Lending Program, securities held by the Lending Fund are loaned by State Street Bank, as agent, to certain brokers and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the market value of the loaned securities. At December 31, 2000, the market value of securities loaned by the Lending Fund was $53,788,155 against which was held cash collateral of $56,495,957 and securities of $195,520. Cash collateral provided by the Borrowers is invested in State Street Bank and Trust Company Quality A Short-Term Investment Fund. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Lending Fund and State Street Bank in its capacity as lending agent. Negotiated lenders' fees are received for those loans collateralized by securities or letters of credit, if any. Income earned from lending activities is recorded and distributed to Lending Fund participants monthly.


     State Street Bank, as lending agent, indemnifies the Lending Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Lending Fund participants, however, bear the risk of loss with respect to the investment of collateral.


3. INVESTMENT TRANSACTIONS


     Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $724,588,987 and $790,309,184, respectively.


                                    SAI-169

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                 DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND
                          DAILY MSCI JAPAN INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

4. UNITS OF PARTICIPATION

     Participant transactions for the Fund were as follows:



                                                            YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------
                                                    2000                               1999
                                     ---------------------------------- ----------------------------------
                                           UNITS            AMOUNT            UNITS            AMOUNT
                                     ---------------- ----------------- ---------------- -----------------
   DAILY MSCI JAPAN INDEX
   SECURITIES LENDING FUND
   Units issued ....................     26,012,090    $  383,577,970       25,729,413    $  316,609,920
   Units redeemed ..................    (21,494,020)     (310,063,188)     (10,154,600)     (133,037,258)
                                        -----------    --------------      -----------    --------------
    Total ..........................      4,518,070    $   73,514,782       15,574,813    $  183,572,662
                                        -----------    --------------      -----------    --------------
   DAILY MSCI JAPAN INDEX FUND
   Units issued ....................     14,116,839    $  212,567,898       29,573,203    $  386,255,988
   Units redeemed ..................    (23,495,149)     (351,001,376)      (8,371,289)      (97,779,132)
                                        -----------    --------------      -----------    --------------
    Total ..........................     (9,378,310)   $ (138,433,478)      21,201,914    $  288,476,856
                                        -----------    --------------      -----------    --------------
   Net increase (decrease) .........     (4,860,240)   $  (64,918,696)      36,776,727    $  472,049,518
                                        ===========    ==============      ===========    ==============

  DAILY MSCI JAPAN INDEX SECURITIES LENDING FUND

     Units in excess of 10% of the Lending Fund units outstanding at December 31, 2000 held by 1 of the Lending Fund's unitholders aggregated 96% of the Lending Fund's total units outstanding.


  DAILY MSCI JAPAN INDEX FUND

     The Non-Lending Fund's 2 unitholders each held units in excess of 10% of the Non-Lending Fund units outstanding at December 31, 2000.

     A transaction fee of 0.35% is charged on any contribution or withdrawal greater than 5% of the net asset value of the Fund. However, such fees are waived if the Fund's net participant activity on any day is less than 5% of the net asset value of the Fund. Such transaction fees are presented as a separate component of capital. For the year ended December 31, 2000 no participant transaction fees were charged.


5. FUTURES CONTRACTS

     The Fund may use futures contracts to manage exposure to the relevant equity markets. Buying futures tends to increase a fund's exposure to the underlying instrument. Selling futures tends to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, credit and market risks.

     The Fund enters into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index.

     Upon entering into a futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Fund periodically, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Fund. A gain or loss is realized when the contract is closed or expires.


                                    SAI-170

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of State Street Bank and Trust Company Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund and State Street Bank and Trust Company
Daily MSCI Pacific Basin ex-Japan Index Fund


In our opinion, the accompanying combined statement of assets and liabilities, including the combined schedule of investments, and the related combined statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund and State Street Bank and Trust Company Daily MSCI Pacific Basin ex-Japan Index Fund at December 31, 2000, and the results of their operations, the changes in their net assets and each of their selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



February 23, 2001


                                    SAI-171

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND



Combined Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value, (including securities on loan of $23,636,208),         $325,438,681
  (total cost $312,211,526)
Foreign currency, at value (cost $5,907,699) .............................................     6,011,287
Foreign currency, segregated, at value (cost $2,200,001) .................................     2,069,005
Investments in State Street Bank and Trust Company Quality A Short-Term Investment Fund,      24,282,631
  at value
Receivable for open foreign currency contracts ...........................................    23,186,775
Dividends receivable .....................................................................       371,980
Interest receivable ......................................................................        51,789
------------------------------------------------------------------------------------------  ------------
    Total assets .........................................................................   381,412,148
------------------------------------------------------------------------------------------  ------------
LIABILITIES
Payable for collateral on securities loaned ..............................................    24,282,631
Payable for open foreign currency contracts ..............................................    23,067,013
Unrealized loss on open futures contracts ................................................        60,606
Accrued expenses .........................................................................        43,399
------------------------------------------------------------------------------------------  ------------
    Total liabilities ....................................................................    47,453,649
------------------------------------------------------------------------------------------  ------------
NET ASSETS ...............................................................................  $333,958,499
==========================================================================================  ============
Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund
 (8,659,311 units outstanding, at $11.85 per unit net asset value) .......................  $102,625,219
Daily MSCI Pacific Basin ex-Japan Index Fund
 (19,519,440 units outstanding, at $11.85 per unit net asset value) ......................   231,333,280
------------------------------------------------------------------------------------------  ------------
                                                                                            $333,958,499
                                                                                            ============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-172

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND




Combined Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends (net of taxes withheld of $395,446) ...........................................     $   9,387,621
 Interest ................................................................................         1,254,771
 Securities lending fee income (net of related expenses), allocated to the Daily MSCI
 Pacific Basin ex-Japan Index Securities Lending Fund ....................................            62,910
-------------------------------------------------------------------------------------------    -------------
    Total investment income ..............................................................        10,705,302
-------------------------------------------------------------------------------------------    -------------
EXPENSES
 Custody .................................................................................           170,836
 Audit ...................................................................................            15,000
 Other ...................................................................................             4,287
-------------------------------------------------------------------------------------------    -------------
    Total expenses .......................................................................           190,123
-------------------------------------------------------------------------------------------    -------------
   Net investment income (loss) ..........................................................        10,515,179
-------------------------------------------------------------------------------------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss):
   Investments ...........................................................................         4,457,556
   Foreign currency transactions .........................................................        (3,090,413)
   Futures contracts .....................................................................          (475,095)
-------------------------------------------------------------------------------------------    -------------
                                                                                                     892,048
                                                                                               -------------
 Net change in unrealized appreciation (depreciation):
   Investments ...........................................................................       (68,710,334)
   Foreign currency transactions .........................................................          (374,576)
   Futures contracts .....................................................................          (443,601)
-------------------------------------------------------------------------------------------    -------------
                                                                                                 (69,528,511)
                                                                                               -------------
 Net realized and unrealized gain (loss) .................................................       (68,636,463)
-------------------------------------------------------------------------------------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................     $ (58,121,284)
===========================================================================================    =============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-173

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND




Combined Statement of Changes in Net Assets




                                                                                            YEAR ENDED DECEMBER 31,
                                                                                      -----------------------------------
                                                                                            2000               1999
                                                                                      ----------------   ----------------
FROM OPERATIONS
Net investment income (loss) ......................................................    $  10,515,179       $ 10,259,425
Net realized gain (loss) ..........................................................          892,048          7,700,301
Net change in unrealized appreciation (depreciation) ..............................      (69,528,511)        83,411,991
------------------------------------------------------------------------------------   -------------       ------------
Net increase (decrease) in net assets resulting from operations ...................      (58,121,284)       101,371,717
------------------------------------------------------------------------------------   -------------       ------------
Distributions of securities lending fee income allocated to the Daily MSCI
 Pacific Basin ex-Japan Index Securities Lending Fund participants ................          (62,910)           (67,479)
------------------------------------------------------------------------------------   -------------       ------------
Net increase (decrease) in net assets resulting from participant transactions .....      (18,266,701)       104,915,535
------------------------------------------------------------------------------------   -------------       ------------
Net increase (decrease) in net assets .............................................      (76,450,895)       206,219,773
NET ASSETS
 Beginning of year ................................................................      410,409,394        204,189,621
------------------------------------------------------------------------------------   -------------       ------------
 End of year ......................................................................    $ 333,958,499       $410,409,394
====================================================================================   =============       ============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-174

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)




                                                                    PERIOD ENDED DECEMBER 31,
                                                               ------------------------------------
                                                                  2000         1999        1998(A)
                                                               ----------   ----------   ----------
Net investment income (loss) (b)(d) ........................    $   0.37     $  0.41      $  0.00
Distributions of securities lending fee income (b) .........       (0.01)      (0.01)       (0.00)
Net realized and unrealized gain (loss) ....................       (2.42)       3.54        (0.03)
-------------------------------------------------------------   --------     -------      -------
Net increase (decrease) ....................................       (2.06)       3.94        (0.03)
NET ASSET VALUE
Beginning of period ........................................       13.91        9.97        10.00
-------------------------------------------------------------   --------     -------      -------
End of year ................................................    $  11.85     $ 13.91      $  9.97
=============================================================   ========     =======      =======
Total return (%)(e) ........................................      (14.76)      39.61        (0.30)
=============================================================   ========     =======      =======
Ratio of expenses to average net assets (%)(c)(f) ..........        0.05        0.07         0.00
-------------------------------------------------------------   --------     -------      -------
Ratio of net investment income (loss) to average net
 assets (%)(c)(f) ..........................................        2.97        3.49         0.00
-------------------------------------------------------------   --------     -------      -------
Portfolio turnover (%)(c) ..................................       65.01       15.69         0.00
-------------------------------------------------------------   --------     -------      -------
Net assets, end of period (000,000s) .......................    $    103     $   111      $    38
=============================================================   ========     =======      =======

(a) The Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund commenced operations on December 18, 1998.


(b) Zero amount represents that which is less than $0.005 per unit or $(0.005) if negative.


(c)        Zero amount represents that which is less than 0.005%.


(d) Net investment income per unit has been calculated based upon an average of units outstanding.


(e) Total return calculation (not annualized for the period ended December 31, 1998) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


(f)        Not annualized for the period ended December 31, 1998.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-175

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND



Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout the Period)




                                                                    PERIOD ENDED DECEMBER 31,
                                                               ------------------------------------
                                                                  2000         1999        1998(a)
                                                               ----------   ----------   ----------
Net investment income (loss) (b)(d) ........................    $   0.36     $  0.40      $  0.00
Net realized and unrealized gain (loss) ....................       (2.42)       3.54        (0.03)
-------------------------------------------------------------   --------     -------      -------
Net increase (decrease) ....................................       (2.06)       3.94        (0.03)
NET ASSET VALUE
Beginning of period ........................................       13.91        9.97        10.00
-------------------------------------------------------------   --------     -------      -------
End of year ................................................    $  11.85     $ 13.91      $  9.97
=============================================================   ========     =======      =======
Total return (%)(e) ........................................      (14.81)      39.52        (0.30)
=============================================================   ========     =======      =======
Ratio of expenses to average net assets (%)(c)(f) ..........        0.05        0.07         0.00
-------------------------------------------------------------   --------     -------      -------
Ratio of net investment income (loss) to average net
 assets (%)(c)(f) ..........................................        2.90        3.40         0.00
-------------------------------------------------------------   --------     -------      -------
Portfolio turnover (%)(c) ..................................       65.01       15.69         0.00
-------------------------------------------------------------   --------     -------      -------
Net assets, end of period (000,000s) .......................    $    231     $   300      $   166
=============================================================   ========     =======      =======

(a) The Daily MSCI Pacific Basin ex-Japan Index Fund commenced operations on December 18, 1998.

(b) Zero amount represents that which is less than $0.005 per unit or $(0.005) if negative.

(c)        Zero amounts represents that which is less than 0.005%.

(d) Net investment income per unit has been calculated based upon an average of units outstanding.

(e) Total return calculation (not annualized for the period ended December 31, 1998) is based on the value of a single unit of participation outstanding throughout the period. It represents the percentage change in the net asset value per unit between the beginning and end of the period. The calculation includes only those expenses charged directly to the Non-Lending Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(f)        Not annualized for the period ended December 31, 1998.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-176

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND


Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000

                                                     SHARES          VALUE
                                                  -----------   ---------------
COMMON STOCKS -- 94.7% (unless otherwise noted)
AUSTRALIA -- 39.8%
Amcor Ltd. ....................................     372,417      $  1,086,538
AMP Group Finance (Reinsurance Note) ..........     349,334                 0
AMP Limited ...................................     631,153         7,099,165
Aristocrat Leisure ............................     232,392           668,187
Australian Gas Light Co. ......................     202,157         1,430,812
Boral Limited .................................     324,385           373,509
Brambles Industries Ltd. ......................     132,909         3,105,086
Broken Hill Proprietary Co., Ltd. .............   1,022,293        10,779,337
Coca Cola Amatil ..............................     615,019         1,601,732
Cochlear Ltd. .................................      28,248           573,177
Coles Myer Ltd. ...............................     676,154         2,623,748
Commonwealth Bank of Australia ................     726,884        12,495,389
Computershare Limited .........................     294,488         1,413,344
CRA Ltd. ......................................     169,150         2,769,718
CSL Ltd. ......................................      77,294         1,679,376
CSR Ltd. ......................................     606,249         1,577,880
David Jones Ltd. ..............................     218,858           167,392
Delta Gold Nl .................................     126,030            80,620
Erg Limited ...................................     351,630           535,732
Faulding FH & Co., Ltd. .......................      93,055           611,256
Fosters Brewing Group .........................   1,099,686         2,887,225
Futuris Corp., Ltd. ...........................     308,559           308,945
Gandel Retail Trust ...........................     670,850           420,925
General Property Trust ........................     940,316         1,447,281
Goodman Fielder Wattie Ltd. ...................     719,809           504,496
Howard Smith Ltd. .............................     114,293           534,034
ICI Australia Ltd. ............................     160,553           514,412
James Hardie Industries Ltd. ..................     227,704           455,977
Leighton Holdings Ltd. ........................     146,999           515,957
Lend Lease Corp., Ltd. ........................     299,964         2,793,152
Mayne Nickless Ltd. ...........................     191,129           620,883
Metway Bank Ltd. ..............................     185,378         1,111,287
MIM Holdings Ltd. .............................   1,004,044           647,859
Mirvac Group ..................................     298,911           593,082
National Australia Bank Ltd. ..................     878,822        14,083,615
Newcrest Mining Ltd. ..........................     131,833           320,681
News Corp., Ltd. ..............................   1,189,885         9,266,228
Normandy Mining Ltd. ..........................     993,522           536,067
Onesteel ......................................     255,529           135,031
Pacific Dunlop Ltd. ...........................     569,759           475,393
Paperlinx Limited .............................     124,473           229,109
QBE Insurance Group ...........................     238,216         1,310,501
Rothmans Holdings Ltd. ........................      88,393           649,026
Santos Ltd. ...................................     345,398         1,156,608
Schroders Property Fund .......................     240,510           327,770
Sons of Gwalia Ltd. ...........................      71,699           246,115

   The accompanying notes are an integral part of these financial statements.

                                    SAI-177

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCKS (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES           VALUE
----------------------------------------------------   ------------   --------------
Southcorp Holdings Ltd. ............................      361,916      $    985,239
Stockland Trust Group ..............................      245,733           533,360
Tab Corp. Holdings Ltd. ............................      213,919         1,305,823
Telstra Corp .......................................    4,467,437        15,961,229
Transurban Group ...................................      281,939           714,825
Wesfarmers Ltd. ....................................      157,039         1,413,545
Western Mining Corp. ...............................      669,685         2,852,326
Westfield Trust New ................................       32,332            61,508
Westfield Trust ....................................      932,167         1,760,886
Westpac Banking Corp. ..............................    1,083,461         7,951,696
Westralian Sands ...................................      130,250           299,805
Woolworths Ltd. ....................................      611,355         2,863,357
Zimbabwe Platinum ..................................       18,400             7,472
                                                                       ------------
                                                                        129,474,728
                                                                       ------------
HONG KONG -- 35.9%
ASM Pacific Tech ...................................      219,336           312,136
Bank of East Asia Ltd. .............................      849,652         2,200,409
Cathay Pacific Airways Ltd. ........................    1,983,484         3,661,864
CLP Holdings .......................................    1,265,411         6,310,913
Esprit Holdings ....................................      649,691           553,910
First Pacific Co., Ltd. ............................            3                 1
Giordano International Limited .....................      879,996           406,157
Hang Lung Development Co., Ltd. ....................      824,124           729,042
Hang Seng Bank Ltd. ................................    1,162,349        15,647,206
Henderson Land Development Co. .....................      837,169         4,261,030
Hong Kong & China Gas Co., Ltd. ....................    3,123,218         4,604,803
Hong Kong & Shanghai Hotels Ltd. ...................      766,255           422,428
Hopewell Holdings ..................................      545,957           213,486
Hutchison Whampoa Ltd. .............................    2,592,142        32,319,108
Hysan Development Co., Ltd. ........................      638,131           899,940
Johnson Electric Holdings ..........................    2,215,558         3,422,797
Li & Fung ..........................................    1,671,921         3,033,075
New World Development Co., Ltd. ....................    1,302,520         1,578,073
Oriental Press Group ...............................    1,356,512           198,262
Pacific Century ....................................    8,844,831         5,669,836
Peregrine Investment Holdings (a) ..................       45,000                 0
QPL International ..................................      296,120           170,841
Shangri-La Asia Ltd. ...............................    1,406,797         1,524,050
Sino Land Co., Ltd. ................................    2,243,310         1,179,191
South China Morning Post ...........................    1,148,385           846,577
Sun Hung Kai Properties Ltd. .......................    1,465,982        14,613,021
Swire Pacific Ltd. .................................      936,867         6,726,311
Tan Chong International ............................      312,788            37,695
Television Broadcasting Ltd. .......................      274,375         1,442,246
Varitronix International Ltd. ......................      190,566           174,688
Wharf Holdings Ltd. ................................    1,468,809         3,577,914
                                                                       ------------
                                                                        116,737,010
                                                                       ------------
The accompanying notes are an integral part of these financial statements.


                                     SAI-178

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCKS (CONTINUED) (UNLESS OTHERWISE NOTED)        SHARES           VALUE
----------------------------------------------------   ------------   --------------
NEW ZEALAND -- 1.8%
Auckland International .............................      261,661      $    363,565
Brierley Investment Ltd. ...........................    1,704,483           211,185
Carter Holt Harvey Ltd. ............................    1,081,780           785,048
Contact Energy Ltd. ................................      375,129           439,886
Fisher & Paykel Industries .........................       73,579           259,819
Fletcher Challenge Forestry Ltd. ...................      524,450            64,979
Fletcher Challenge Ltd. Energy .....................      213,821           808,965
Fletcher Challenge Ltd. Building ...................      208,770           181,066
Telecom Corp. of New Zealand .......................    1,092,201         2,324,668
Warehouse Group ....................................      179,303           476,049
                                                                       ------------
                                                                          5,915,230
                                                                       ------------
SINGAPORE -- 17.2%
Capitaland .........................................    1,244,305         2,152,777
Chartered Semi Conductors ..........................      702,564         1,920,504
City Developments Ltd. .............................      513,511         2,383,947
Comfort Group ......................................      521,812           167,016
Creative Technology ................................       52,431           595,669
Cycle & Carriage Ltd. ..............................      150,657           288,455
DBS Group Holdings Ltd. ............................      805,461         9,104,403
First Capital Corp. ................................      240,453           194,137
Fraser & Neave Ltd. ................................      192,362           743,267
Haw Par Brothers International Ltd. ................      122,920           256,615
Hotel Properties ...................................      290,339           246,135
Keppel Corp., Ltd. .................................      492,379           959,770
Natsteel Electroni .................................      268,685         1,216,365
Neptune Orient Lines Ltd. ..........................      752,640           590,306
Omni Industries ....................................      243,129           357,543
Overseas Chinese Bank ..............................      791,943         5,891,617
Overseas Union Enterprise Ltd. .....................      108,752           426,478
Parkway Holdings Ltd. ..............................      229,478           423,489
Sembcorp Industrie .................................    1,028,004         1,007,847
Singapore Airlines .................................      755,212         7,491,146
Singapore Computer .................................       94,703           122,885
Singapore Press Holdings ...........................      235,025         3,469,804
Singapore Technical Engineering ....................    1,820,854         2,929,748
Singapore Telecommunications .......................    3,800,979         5,896,559
Straits Trading Co., Ltd. ..........................      238,657           242,235
United Industrial Corp., Ltd. ......................      882,990           432,838
United Overseas Bank Ltd. ..........................      648,662         4,863,095
United Overseas Land Ltd. ..........................      378,139           338,013
Venture Manufacturing ..............................      149,659         1,001,179
Wing Tai Holdings ..................................      387,049           281,247
                                                                       ------------
                                                                         55,995,089
                                                                       ------------
TOTAL COMMON STOCK .................................                    308,122,057
                                                                       ------------
The accompanying notes are an integral part of these financial statements.


                                     SAI-179

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000


COMMON STOCKS (CONTINUED) (UNLESS OTHERWISE NOTED)                       SHARES          VALUE
-------------------------------------------------------------------   -----------   ---------------
PREFERRED STOCK -- 2.7%
AUSTRALIA -- 2.7%
News Corp., Ltd. ..................................................   1,259,029      $  8,964,286
                                                                                     ------------
STATE STREET BANK TRUST COMPANY COLLECTIVE INVESTMENT FUNDS -- 2.6%
                                                                        UNITS
                                                                      ---------
SHORT TERM INVESTMENT FUND* .......................................   8,352,338         8,352,338
--------------------------------------------------------------------  ---------      ------------
TOTAL INVESTMENTS -- 100%
 (COST $312,211,526)...............................................                  $325,438,681
====================================================================                 ============

*     Collective investment fund advised by State Street Global Advisors

(a)   Issuer filed for bankruptcy

   The accompanying notes are an integral part of these financial statements.

                                    SAI-180

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

Combined Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000

At December 31, 2000, foreign currency balances totaling $2,069,005 were pledged to cover margin requirements for open futures contracts. The following long (short) futures contracts were open at December 31, 2000.



           FUTURES              NUMBER OF       NOTIONAL         MATURITY        UNREALIZED
          CONTRACTS             CONTRACTS         COST             DATE          GAIN/(LOSS)
----------------------------   -----------   --------------   --------------   --------------
All Ords Stock Index               272        $12,394,333       March 2001       $ (137,599)
Hang Seng Stock Index               32          3,030,316     January 2001           79,467
MSCI Singapore Stock Index          33            479,204     January 2001           (2,474)
                                                                                 ----------
                                                                                 $  (60,606)
                                                                                 ==========

The following foreign currency contracts were open at December 31, 2000:



 SETTLEMENT         CONTRACTS             IN EXCHANGE         UNREALIZED
    DATE            TO DELIVER                FOR             GAIN (LOSS)
------------   --------------------   --------------------   ------------
03/05/2001     USD       9,067,020    AUD      16,585,000     $ 162,399
03/05/2001     AUD       4,000,000    USD       2,182,000       (43,968)
03/05/2001     USD       3,234,917    HKD      25,200,000        (1,027)
03/05/2001     USD         898,553    HKD       7,000,000          (251)
03/05/2001     USD       1,283,714    HKD      10,000,000          (424)
03/05/2001     HKD      23,000,000    USD       2,952,124           558
03/05/2001     HKD       4,000,000    USD         513,301           (15)
03/05/2001     HKD       9,000,000    USD       1,154,720          (241)
03/05/2001     USD       1,156,738    SGD       2,000,000         3,785
03/05/2001     SGD       1,000,000    USD         579,206        (1,054)
                                                              ---------
                                                              $ 119,762
                                                              =========

AUD:  Australian Dollar

HKD:  Hong Kong Dollar

SGD:  Singapore Dollar

USD:  United States Dollar


   The accompanying notes are an integral part of these financial statements.

                                    SAI-181

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
        DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
                  DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000




1. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


   A. SECURITY VALUATION


      Investments for which market quotations are readily available are valued at the last reported sale price on the valuation date or, if no sales are reported for that day, the more recent of the last published sale price or the mean between the last reported bid and asked prices, or at fair value as determined in good faith by the Trustee. Short-term investments, if any, are stated at amortized cost, which approximates market value. Foreign currencies and foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Investments in regulated investment companies or other State Street Bank collective investment funds are valued at the net asset value per share/unit on the valuation date. Futures contracts, if any, are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded.


   B. SECURITY TRANSACTIONS AND INVESTMENT INCOME


      Security transactions are accounted for as of trade date. Realized gains and losses from investment transactions are determined using the average cost method. Dividend income, if any, is recorded net of applicable withholding taxes on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income earned on securities, if any, is recorded net of applicable withholding taxes on the accrual basis; interest earned on foreign currency transaction accounts is recorded when the Trustee is first notified of the amount credited by the depository bank.


   C. FOREIGN CURRENCY AND FORWARD FOREIGN CURRENCY CONTRACTS


      The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.


                                    SAI-182

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
        DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
                  DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/ depreciation on foreign currency related transactions.


      The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. Such contracts are valued based upon the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is extinguished by entry into a closing transaction or by delivery of the currency. Risks in foreign currency contracts arise from the possible inability of counterparties to meet the contracts' terms and from movements in currency values.


   D. INCOME TAXES


      It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


   E. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION


      The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made on such days, based upon the net asset value per unit.


   F. EXPENSES


      Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to custody, stamp duty and audit fees. Expenses which are not identifiable to an individual fund are allocated to each Fund in such manner as deemed equitable by the Trustee. State Street Global Advisors receives investment management fees from the participating accounts and therefore, the fund makes no payment for these services.


   G. DISTRIBUTIONS TO PARTICIPANTS


      Net investment income (excluding securities lending fee income, if any) and net realized gains are retained by the Funds. Income generated by securities lending, if any, is distributed monthly to participants of the Lending Fund.


                                    SAI-183

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
        DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
                  DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

2. GLOBAL SECURITIES LENDING PROGRAM: PRINCIPLES OF COMBINATION


     The participants in the Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund (the "Lending Fund") have authorized the Lending Fund to participate in the Global Securities Lending Program maintained by State Street Bank. The investment objective, techniques and results of operations of the Lending Fund are identical to those of the Daily MSCI Pacific Basin ex-Japan Index Fund (the "Non-Lending Fund"), except that the Lending Fund engages in securities lending activities. Accordingly, the financial statements of the Lending Fund and the Non-Lending Fund have been prepared on a combined basis, with separate disclosure of the participant transactions and per unit data of the Lending Fund and the Non-Lending Fund. The Lending Fund and the Non-Lending Fund each maintain a divided pro-rata interest in the combined assets and liabilities (including each investment security position but excluding assets and liabilities related to securities lending activities) proportionate to the net asset value of the outstanding combined units of the Fund. All interfund transactions have been eliminated in the combined financial statements.


     Under the Global Securities Lending Program, securities held by the Lending Fund are loaned by State Street Bank, as agent, to certain brokers and other financial institutions (the "Borrowers"). The Borrowers provide cash, securities, or letters of credit as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities. The Borrowers are required to maintain the collateral at not less than 100% of the market value of the loaned securities. At December 31, 2000, the market value of securities loaned by the Lending Fund was $23,636,208 against which was held cash collateral of $24,282,631 and securities of $491,143. Cash collateral provided by the Borrowers is invested in State Street Bank and Trust Company Quality A Short-Term Investment Fund. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Lending Fund and State Street Bank in its capacity as lending agent. Negotiated lenders' fees are received for those loans collateralized by securities or letters of credit, if any. Income earned from lending activities is recorded and distributed to Lending Fund participants monthly.


     State Street Bank, as lending agent, indemnifies the Lending Fund for replacement of any loaned securities (or, in certain circumstances, return of equivalent cash value) due to Borrower default on a security loan. Lending Fund participants, however, bear the risk of loss with respect to the investment of collateral.


3. INVESTMENT TRANSACTIONS


     Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $233,979,080 and $237,528,148, respectively.


                                    SAI-184

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
        DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND
                  DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

4. UNITS OF PARTICIPATION

     Participant transactions for the Fund were as follows:



                                                                         YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------
                                                                  2000                             1999
                                                    -------------------------------- --------------------------------
                                                         UNITS           AMOUNT           UNITS           AMOUNT
                                                    --------------- ---------------- --------------- ----------------
   DAILY MSCI PACIFIC BASIC EX-JAPAN
    INDEX SECURITIES LENDING FUND
   Units issued ...................................     6,901,592    $  85,942,337       6,423,647    $  72,667,076
   Units redeemed .................................    (6,195,577)     (76,731,466)     (2,279,289)     (27,530,753)
                                                       ----------    -------------      ----------    -------------
    Total .........................................       706,015    $   9,210,871       4,144,358    $  45,136,323
                                                       ----------    -------------      ----------    -------------
   DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND
   Units issued ...................................     4,206,109    $  52,207,133       8,292,264    $  99,591,488
   Units redeemed .................................    (6,244,611)     (79,684,705)     (3,407,241)     (39,812,276)
                                                       ----------    -------------      ----------    -------------
    Total .........................................    (2,038,502)   $ (27,477,572)      4,885,023    $  59,779,212
                                                       ----------    -------------      ----------    -------------
   Net increase (decrease) ........................    (1,332,487)   $ (18,266,701)      9,029,381    $ 104,915,535
                                                       ==========    =============      ==========    =============

DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX SECURITIES LENDING FUND

     Units in excess of 10% of the Lending Fund units outstanding at December 31, 2000 held by 1 of the Lending Fund's unitholders aggregated 99% of the Lending Fund's total units outstanding.


DAILY MSCI PACIFIC BASIN EX-JAPAN INDEX FUND

     The Non-Lending Fund's 2 unitholders each held units in excess of 10% of the Non-Lending Fund units outstanding at December 31, 2000.

     A transaction fee of .80% is charged on any contribution or withdrawal greater than 5% of the net asset value of the Fund. However, such fees are waived if the Fund's net participant activity on any day is less than 5% of the net asset value of the Fund. Such transaction fees are presented as a separate component of capital. For the year ended December 31, 2000 no participant transaction fees were charged.


5. FUTURES CONTRACTS

     The Fund may use futures contracts to manage exposure to the relevant equity markets. Buying futures tends to increase a fund's exposure to the underlying instrument. Selling futures tends to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, credit and market risks.

     The Fund enters into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index.

     Upon entering into a futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Fund periodically, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Fund. A gain or loss is realized when the contract is closed or expires.


                                    SAI-185

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
Government Corporate Bond Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Government Corporate Bond Fund (formerly "State Street Bank and Trust Company Daily Government/Corporate Bond Fund") at December 31, 2000, and the results of its operations, its cash flows, the changes in its net assets and the selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



March 9, 2001


                                    SAI-186

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
GOVERNMENT CORPORATE BOND FUND



Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value
 (cost $514,974,602)....................................  $536,665,715
Variation margin receivable ............................        28,127
Interest receivable ....................................       724,103
Receivable for swap contract ...........................       161,931
--------------------------------------------------------  ------------
 Total assets ..........................................   537,579,876
--------------------------------------------------------  ------------
LIABILITIES
Accrued expenses .......................................         3,241
--------------------------------------------------------  ------------
NET ASSETS (equivalent to $15.47 per unit
based on 34,744, 737 outstanding $537,576,635)
======================================================== =============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-187

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
GOVERNMENT CORPORATE BOND FUND




Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest ......................................................  $ 247,952,958
 Other .........................................................         20,417
----------------------------------------------------------------  -------------
    Total investment income ....................................    247,973,375
----------------------------------------------------------------  -------------
EXPENSES
 Custody .......................................................        608,890
 Administration ................................................          5,601
 Audit .........................................................         23,500
----------------------------------------------------------------  -------------
    Total expenses .............................................        637,991
----------------------------------------------------------------  -------------
    Net investment income (loss) ...............................    247,335,384
----------------------------------------------------------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss):
   Investments .................................................    (76,732,310)
   Futures contracts ...........................................    (17,586,583)
   Swap contracts ..............................................      6,734,256
   Options contracts ...........................................       (206,274)
----------------------------------------------------------------  -------------
                                                                    (87,790,911)
                                                                  -------------
 Net change in unrealized appreciation (depreciation):
   Investments .................................................    148,974,450
   Futures contracts ...........................................        197,823
----------------------------------------------------------------  -------------
                                                                    149,172,273
                                                                  -------------
 Net realized and unrealized gain (loss) .......................     61,381,362
----------------------------------------------------------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 308,716,746
================================================================  =============



   The accompanying notes are an integral part of these financial statements.

                                    SAI-188

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
GOVERNMENT CORPORATE BOND FUND




Statement of Changes in Net Assets





                                                                                              YEAR ENDED DECEMBER 31,
                                                                                              2000                 1999
                                                                                      -------------------   -----------------
FROM OPERATIONS
Net investment income (loss) ......................................................    $    247,335,384      $  289,150,216
Net realized gain (loss) ..........................................................         (87,790,911)       (176,776,611)
Net change in unrealized appreciation (depreciation) ..............................         149,172,273        (201,944,466)
------------------------------------------------------------------------------------   ----------------      --------------
 Net increase (decrease) in net assets resulting from operations ..................         308,716,746         (89,570,861)
------------------------------------------------------------------------------------   ----------------      --------------
Net increase (decrease) in net assets resulting from participant transactions .....      (4,578,784,160)        253,354,095
------------------------------------------------------------------------------------   ----------------      --------------
Net increase (decrease) in net assets .............................................      (4,270,067,414)        163,783,234
NET ASSETS
 Beginning of year ................................................................       4,807,644,049       4,643,860,815
------------------------------------------------------------------------------------   ----------------      --------------
 End of year ......................................................................    $    537,576,635      $4,807,644,049
====================================================================================   ================      ==============



   The accompanying notes are an integral part of these financial statements.

                                    SAI-189

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
GOVERNMENT CORPORATE BOND FUND




     Selected Per Unit Data
     December 31, 2000
     (For a Unit of Participation Outstanding Throughout the Year)





                                                                           YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------
                                                       2000         1999           1998           1997           1996
                                                   ----------- -------------- -------------- -------------- --------------
Net investment income (loss)(a) ..................  $   0.94     $     0.86     $     0.80     $     0.83     $     0.78
Net realized and unrealized gain (loss) ..........    ( 0.61)        ( 1.12)          0.38           0.32         ( 0.42)
--------------------------------------------------  --------     ----------     ----------     ----------     ----------
Net increase (decrease) ..........................      1.55         ( 0.26)          1.18           1.15           0.36
NET ASSET VALUE
Beginning of year ................................     13.92          14.18          13.00          11.85          11.49
--------------------------------------------------  --------     ----------     ----------     ----------     ----------
End of year ......................................  $  15.47     $    13.92     $    14.18     $    13.00     $    11.85
==================================================  ========     ==========     ==========     ==========     ==========
Total return (%)(b) ..............................     11.14         ( 1.83)          9.09           9.70           3.13
--------------------------------------------------  --------     ----------     ----------     ----------     ----------
Ratio of expenses to average net assets
 (%)(c) ..........................................      0.02           0.01           0.01           0.01           0.01
--------------------------------------------------  --------     ----------     ----------     ----------     ----------
Ratio of net investment income (loss) to
 average net assets (%) ..........................      6.50           6.17           5.89           6.73           6.82
--------------------------------------------------  --------     ----------     ----------     ----------     ----------
Portfolio turnover (%) ...........................       734            824            478            294            299
--------------------------------------------------  --------     ----------     ----------     ----------     ----------
Net assets, end of year (000s) ...................  $537,577     $4,807,644     $4,643,861     $4,273,490     $3,060,002
==================================================  ========     ==========     ==========     ==========     ==========

(a) Net investment income per unit has been calculated based upon a monthly average of units outstanding.


(b) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year. The calculation includes only those expenses charged directly to the Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.


(c) The calculation includes only those expenses charged directly to the Fund, and does not include expenses charged to the funds in which the Fund invests.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-190

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
GOVERNMENT CORPORATE BOND FUND


Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000



                                 PRINCIPAL                                                                 VALUE
----------------------------------------------------------------------------                          ---------------
                    DEBT INSTRUMENTS -- 11.2%
   $    1,990,000   BMW Vehicle Owner Trust ................................     6.67%  25-Feb-2005    $   2,021,404
        1,185,378   Capco America Securitization Corporation ...............     5.86%  15-Dec-2007        1,172,348
        2,125,000   Citigroup Incorporated .................................     6.75%  01-Dec-2005        2,172,857
        4,978,419   Cnh Equipment Test .....................................     7.34%  15-Feb-2007        5,091,992
        2,168,382   Commercial Mortgage Pass-Through Certificates ..........     6.15%  15-Feb-2008        2,161,307
        5,038,000   Daimler Chrysler Auto Trust ............................     6.85%  06-Nov-2005        5,150,398
        4,540,000   Discover Card Master Trust I ...........................     5.90%  15-Oct-2004        4,539,837
          796,547   Dlj Commercial Mortgage Corporation ....................     7.38%  10-Jun-2009          836,005
          162,052   Federal National Mortgage Association ..................     7.91%  01-Feb-2001          162,052
          610,000   Financing Corp. ........................................     9.40%  08-Feb-2018          817,345
          870,000   Financing Corp. ........................................    10.35%  03-Aug-2018        1,258,472
        1,593,000   Fleet Boston Corp. .....................................     9.00%  01-Dec-2001        1,633,254
        1,593,000   Ford Credit Auto Owner Trust ...........................     7.07%  15-Apr-2004        1,620,699
        1,272,423   Heller Financial Comm. Mortgage Asset Co. ..............     6.50%  15-May-2003        1,283,713
        2,667,018   Morgan Stanley Capital I Incorporated ..................     6.01%  15-Nov-2030        2,643,209
        1,751,533   Nomura Asset Securities Corp. ..........................     6.59%  15-Mar-2003        1,764,484
          456,344   Paine Webber Mortgage Acceptance Corp. .................     6.48%  15-Dec-2007          459,717
        3,520,000   Providian Master Trust .................................     7.49%  17-Aug-2009        3,686,088
          772,651   Toyota Auto Receivables Owner ..........................     6.80%  15-Apr-2007          786,922
        8,080,000   United States Treasury Bonds ...........................     8.13%  15-Aug-2021       10,557,328
        6,500,000   United States Treasury Notes ...........................     5.75%  15-Aug-2010        6,807,710
        3,258,810   United States Treasury Notes ...........................     3.63%  15-Jul-2002        3,262,375
   --------------   --------------------------------------------------------    -----   -----------    -------------
                    TOTAL DEBT INSTRUMENTS .................................                              59,889,516
                    ---------------------------------------------------------                          -------------
                    SHORT TERM U.S. GOVERNMENT OBLIGATIONS -- 0.1%
          500,000   United States Treasury Bills (a) .......................     5.90%  05-Apr-2001          492,297
   --------------   --------------------------------------------------------    -----   -----------    -------------
SHARES
---------       -
                    STATE STREET BANK AND TRUST COMPANY COLLECTIVE
                    INVESTMENT FUNDS -- 88.7%
       19,953,050   Corporate Fund* ........................................                           $ 206,972,985
       25,156,156   Government Fund* .......................................                             264,164,793
        5,146,124   Short Term Investment Fund* ............................                               5,146,124
   --------------   ---------------------------------------------------------                          -------------
                    TOTAL COLLECTIVE INVESTMENT FUNDS ......................                             476,283,902
                    ---------------------------------------------------------                          -------------
                    TOTAL INVESTMENTS -- 100%
                    (COST $514,974,602) ....................................                           $ 536,665,715
                    =========================================================                          =============

*     Collective investment funds advised by State Street Global Advisors.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-191

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
GOVERNMENT CORPORATE BOND FUND

Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000

(a) At December 31, 2000, U.S. Treasury Bills with principal of $400,000 were pledged to cover margin requirements for open futures contracts. The following long (short) futures contracts were open at December 31, 2000:



       FUTURES           NUMBER OF        NOTIONAL        MATURITY      UNREALIZED
      CONTRACTS          CONTRACTS          COST            DATE        GAIN/(LOSS)
--------------------   -------------   --------------   ------------   ------------
U.S. Treasury Note     200              $20,229,326     March 2001      $ 483,174
                                                                        ---------

The following swap contract was open at December 31, 2000:



   CURRENT                                                                                   UNREALIZED
   NOTIONAL                                                                                 APPRECIATION
    AMOUNT    DESCRIPTION                                                                  (DEPRECIATION)
------------- --------------------------------------------------------------------------- ---------------
$8,000,000    Agreement with Goldman Sachs Capital Markets, LP. effective November 1,            $0
              2000 and terminating on June 1, 2001 to make monthly payments equal to 1 month LIBOR minus 25 basis points multiplied by the Current Notional
              Amount of $8,000,000; and to receive or make payments equal to the Current
              Notional Amount multiplied by the month to date total return of the Lehman
              Brothers Commercial MBS Index.

   The accompanying notes are an integral part of these financial statements.

                                    SAI-192

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                         GOVERNMENT CORPORATE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE

     State Street Bank and Trust Company ("State Street Bank") Government Corporate Bond Fund (the "Fund") was formed by State Street Bank under the State Street Bank and Trust Company Tax Exempt Retirement Plans Declaration of Trust. The investment objective of the Fund is to match or exceed the return of the Lehman Brothers Government Corporate Bond Index. State Street Bank is Trustee and custodian of the Fund. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 A. SECURITY VALUATION

     Investments are valued on the basis of valuations furnished by a pricing service approved by the Trustee, which determines valuations using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, or at fair value as determined in good faith by the Trustee. Short-term investments, if any, are stated at amortized cost, which approximates market value. Investments in regulated investment companies or other State Street Bank collective investment funds are valued at the net asset value per share/unit on the valuation date. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Index swap contracts are marked-to-market as the net amount due to or from the Fund in accordance with the terms of the contract based on the closing level of the relevant index and interest accrual through valuation date. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.


 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on trade date. Realized gains and losses from investment transactions are determined using the average cost method. Dividend income, if any, is recordedon the ex-dividend date. Interest income earned on securities, if any, is recorded on the accrual basis. Interest income includes accretion of discounts and amortization of premiums.


 C. INCOME TAXES

     It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

     The net asset value of the Fund is determined each business day ("valuation date"). Issuances and redemptions of Fund units are made based upon the net asset value per unit.


 E. EXPENSES

     Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year, including but not limited to custody and audit fees. Effective September 30, 2000, the Fund Declaration was amended to include an annual administrative fee of $25,000. The amount was prorated for the year ended December 31, 2000. State Street Global Advisors receives investment management fees from the participating accounts and therefore, the Fund makes no payment for these services.


                                    SAI-193

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                         GOVERNMENT CORPORATE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

 F. DISTRIBUTIONS TO PARTICIPANTS

     Net investment income and net realized gains are retained by the Fund.


 G. FUTURES CONTRACTS

     The Fund may use futures contracts to manage interest rate exposure. Buying futures tends to increase a fund's exposure to the underlying instrument. Selling futures tends to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, credit and market risks.

     The Fund enters into futures contracts only on exchanges or boards of trade where the exchange or board of trade acts as the counterparty to the transaction. Thus, credit risk on such transactions is limited to the failure of the exchange or board of trade. Losses in value may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. In addition, there is the risk that there may not be an exact correlation between a futures contract and the underlying index.

     Upon entering into a futures contract, the Fund is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the nominal value of the contract. Subsequent payments are made or received by the Fund periodically, depending on the daily fluctuation in the value of the underlying securities, and are recorded as unrealized gains or losses by the Fund. A gain or loss is realized when the contract is closed or expires.


 H. SWAP CONTRACTS

     Bond index swap contracts entered into by the Fund typically represent the exchange by the Fund with a counterparty of a commitment to pay interest at a variable rate for a cash flow based on the change in market price and/or total return (change in market price plus interest income) of the relevant bond index. Such contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time both the value of the index and the specified interest rate are reset for the next settlement period. During the period that the swap contract is open, changes in the value of the swap are reported as unrealized gains or losses, while periodic cash settlements are reported as realized gains or losses in the Statement of Operations. Unrealized gains or losses are reported as an asset or a liability in the Statement of Assets and Liabilities.

     Entering into bond index swap contracts involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities. The Fund uses swap contracts to gain exposure to different underlying investments and to gain exposure to markets that might be difficult to invest in through conventional securities. Notional principal amounts are used to express the extent of involvement in those transactions, but are not delivered under the contracts. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, the Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Trustee. The Fund bears the market risk arising from any change in index values or interest rates.


 I. PURCHASED AND WRITTEN OPTIONS

     The Fund may purchase or write (sell) options contracts to manage exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options involve, to varying degrees, credit and market risks. Loss in value may arise from changes in the value of the underlying instruments. In writing a put option, the Fund assumes the risk of incurring a loss if the market price decreases and the option is exercised. Writing a call option will increase the risk of loss to the Fund, if the market price increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market for the contracts or if the counterparties do not perform in accordance with the contracts' terms.


                                    SAI-194

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                         GOVERNMENT CORPORATE BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

3. INVESTMENT TRANSACTIONS


     Purchases and sales of securities, including in-kind contributions and redemptions, if any, during the year ended December 31, 2000 were $28,031,723,555 and $31,945,470,271, respectively.


4. UNITS OF PARTICIPATION


     Participant transactions for the Fund were as follows:



                                                                  YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------
                                                        2000                                     1999
                                       ---------------------------------------   ------------------------------------
                                             UNITS                AMOUNT               UNITS              AMOUNT
                                       -----------------   -------------------   ----------------   -----------------
   Units issued ....................        55,763,263      $    791,480,555         89,646,191     $1,252,837,933
   Units redeemed ..................      (366,321,896)       (5,370,264,715)       (71,736,826)      (999,483,838)
                                          ------------      ----------------        -----------     --------------
   Net increase (decrease) .........      (310,558,633)     $ (4,578,784,160)        17,909,365     $  253,354,095
                                          ============      ================        ===========     ==============

     Units in excess of 10% of the Fund units outstanding at December 31, 2000 held by 2 of the Fund's unitholders aggregated 40% of the Fund's total units outstanding.


5. NAME CHANGE DURING THE YEAR


     On January 1, 2000, the Fund Declaration was amended resulting in a name change from State Street Bank and Trust Company Daily Government/Corporate Bond Fund to State Street Bank and Trust Company Government Corporate Bond Fund.


                                    SAI-195

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Participants and Trustee of
State Street Bank and Trust Company
Short Term Investment Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the selected per unit data present fairly, in all material respects, the financial position of State Street Bank and Trust Company Short Term Investment Fund at December 31, 2000, and the results of its operations, the changes in its net assets and the selected per unit data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



February 2, 2001

                                    SAI-196

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND


Statement of Assets and Liabilities
December 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at amortized cost .......................  $27,610,226,344
Cash ...............................................................               93
Interest and other receivables .....................................      276,156,993
--------------------------------------------------------------------  ---------------
    Total assets ...................................................   27,886,383,430
--------------------------------------------------------------------  ---------------
LIABILITIES
Payable for investments purchased ..................................      200,000,000
Distributions payable ..............................................      158,897,892
--------------------------------------------------------------------  ---------------
    Total liabilities ..............................................      358,897,892
--------------------------------------------------------------------  ---------------
NET ASSETS (equivalent to $1.00 per unit based on
27,527,288,079 units outstanding) $27,527,485,538
==================================================================== ================


   The accompanying notes are an integral part of these financial statements.

                                    SAI-197

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND




Statement of Operations
Year ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest ...............................................................  $1,864,969,947
-------------------------------------------------------------------------  --------------
EXPENSES
 Audit ..................................................................          34,000
 Other ..................................................................           7,446
-------------------------------------------------------------------------  --------------
    Total expenses ......................................................          41,446
-------------------------------------------------------------------------  --------------
    Net investment income (loss) ........................................   1,864,928,501
-------------------------------------------------------------------------  --------------
NET REALIZED GAIN (LOSS) ................................................          23,185
-------------------------------------------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........  $1,864,951,686
=========================================================================  ==============


   The accompanying notes are an integral part of these financial statements.

                                    SAI-198

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND




Statement of Changes in Net Assets




                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         2000                1999
                                                                                 ------------------- -------------------
FROM OPERATIONS
Net investment income (loss) ...................................................  $  1,864,928,501    $  1,290,512,868
Net realized gain (loss) .......................................................            23,185             176,396
--------------------------------------------------------------------------------  ----------------    ----------------
Net increase (decrease) in net assets resulting from operations ................     1,864,951,686       1,290,689,264
--------------------------------------------------------------------------------  ----------------    ----------------
Distributions ..................................................................    (1,864,928,501)     (1,290,512,868)
--------------------------------------------------------------------------------  ----------------    ----------------
FROM PARTICIPANT TRANSACTIONS
Net increase (decrease) in net assets resulting from participant transactions ..     4,568,901,576       2,449,660,157
--------------------------------------------------------------------------------  ----------------    ----------------
Net increase (decrease) in net assets ..........................................     4,568,924,761       2,449,836,553
NET ASSETS
 Beginning of year .............................................................    22,958,560,777      20,508,724,224
--------------------------------------------------------------------------------  ----------------    ----------------
 End of year ...................................................................  $ 27,527,485,538    $ 22,958,560,777
================================================================================  ================    ================


   The accompanying notes are an integral part of these financial statements.

                                    SAI-199

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND




Selected Per Unit Data
(For a Unit of Participation Outstanding Throughout Each Year)




                                                                     YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                               2000            1999            1998            1997            1996
                                         --------------- --------------- --------------- --------------- ---------------
Net investment income ..................   $    0.0643     $    0.0522     $    0.0551     $    0.0563     $    0.0548
Net realized gain (loss) (a) ...........        0.0000          0.0000          0.0000          0.0000          0.0000
Net change in net assets resulting from
 operations ............................   $    0.0643     $    0.0522     $    0.0551     $    0.0563     $    0.0548
========================================   ===========     ===========     ===========     ===========     ===========
Distributions from net investment
 income ................................   $    0.0643     $    0.0522     $    0.0551     $    0.0563     $    0.0548
========================================   ===========     ===========     ===========     ===========     ===========
Total return (%) (b) ...................          6.63            5.35            5.65            5.77            5.62
========================================   ===========     ===========     ===========     ===========     ===========
Ratio of expenses to average net
 assets (%) (c) ........................          0.00            0.00            0.00            0.00            0.00
----------------------------------------   -----------     -----------     -----------     -----------     -----------
Ratio of net investment income (loss)
 to average net asets (%) ..............          6.43            5.22            5.51            5.63            5.48
----------------------------------------   -----------     -----------     -----------     -----------     -----------
Net assets, end of year (000s) .........   $27,527,486     $22,958,561     $20,508,724     $18,563,057     $13,762,940
========================================   ===========     ===========     ===========     ===========     ===========

(a)        Zero amounts represent those which are less than $.00005 per unit.

(b) Total return calculation is based on the value of a single unit of participation outstanding throughout the year. It represents the percentage change in the net asset value per unit between the beginning and end of the year and assumes reinvestment of distributions. The calculation includes only those expenses charged directly to the Fund. The result may be reduced by any administrative or other fees which are incurred in the management or maintenance of individual participant accounts.

(c)        Rounds to less than .005%.


   The accompanying notes are an integral part of these financial statements.

                                    SAI-200

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND


Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000




     PRINCIPAL                                                                                                   VALUE
------------------                                                                                        ------------------
                   SHORT TERM INSTRUMENTS -- 90.6%
$    68,000,000    Abbey National Treasury Services PLC ..............     7.42%         21-May-01        $    68,000,000
    195,000,000    Abbey National Treasury Services PLC ..............     7.33%         16-May-01            195,000,000
    210,000,000    Abbey National Treasury Services PLC ..............     7.26%         09-May-01            210,000,000
    150,000,000    Abbey National Treasury Services PLC ..............     6.70%         30-Mar-01            150,000,000
    200,000,000    Abbey National Treasury Services PLC ..............     6.09%         02-Jul-01            200,000,000
     87,000,000    ABN Amro North America, Inc. ......................     6.50%         12-Feb-01             86,340,250
    200,000,000    ABN Amro North America, Inc. ......................     6.50%         23-Feb-01            198,086,111
    300,000,000    ABN Amro North America, Inc. ......................     6.44%         20-Mar-01            295,817,250
    100,000,000    Assets Securitization Cooperative .................     6.70%         08-Jan-01*           100,000,000
    250,000,000    Assets Securitization Cooperative .................     6.52%         26-Jan-01            248,868,056
    100,000,000    Associates Corporation NA .........................     6.52%         13-Feb-01             99,221,222
     50,000,000    Associates Corporation NA .........................     6.50%         22-Feb-01             49,530,556
    105,000,000    Associates Corporation NA .........................     6.49%         08-Mar-01            103,750,675
     50,000,000    Bank America NA Charlotte NC ......................     6.74%         20-Feb-01             50,000,000
     24,000,000    Bank America NA Charlotte NC ......................     6.71%         06-Mar-01*            24,010,734
    225,000,000    Bank America NA Charlotte NC ......................     6.65%         01-Jan-01*           224,981,440
    235,000,000    Bank America NA Charlotte NC ......................     6.64%         30-Mar-01            235,000,000
    150,000,000    Bank America NA Charlotte NC ......................     6.61%         30-Apr-01            150,000,000
    200,000,000    Bank America NA Charlotte NC ......................     6.60%         30-Mar-01            200,000,000
    145,000,000    Bank America NA Charlotte NC ......................     6.48%         10-May-01            145,000,000
     50,000,000    Bank of Nova Scotia ...............................     7.22%         09-May-01             49,996,688
     76,000,000    Bank of Nova Scotia ...............................     6.55%         24-Jan-01             75,997,725
    155,000,000    Bank of Scotland ..................................     6.68%         16-Jan-01            155,000,000
    200,000,000    Bank of Scotland ..................................     6.64%         13-Feb-01            199,993,310
     50,000,000    Bank of Scotland (New York) .......................     6.57%         23-Jan-01*            49,994,592
    115,000,000    Barclays Bank PLC .................................     6.77%         08-Feb-01            115,003,224
     95,000,000    Barclays Bank PLC .................................     6.75%         21-Feb-01             95,000,000
    250,000,000    Barclays Bank PLC .................................     6.57%         14-Mar-01*           249,930,838
    200,000,000    Bayerische Hypotheken Wechsel .....................     6.65%         23-Jan-01            200,000,000
    500,000,000    Bayerische Landesbank Cayman ......................     6.63%         02-Jan-01            500,000,000
    250,000,000    Bellsouth Telecommunications ......................     6.56%         05-Mar-01*           250,000,000
    295,000,000    BMW US Capital Corporation ........................     6.68%         04-Mar-01*           295,000,000
    105,000,000    Branch Banking & Trust Company ....................     6.72%         24-Jan-01*           105,000,000
    140,000,000    Branch Banking & Trust Company ....................     6.66%         04-Mar-01*           139,987,462
    150,000,000    Canadian Imperial Bank Commerce New York ..........     6.62%         01-Jan-01*           149,958,185
    130,000,000    Canadian Imperial Bank of Commerce ................     6.87%         25-Apr-01            129,984,688
    100,000,000    CBA Finance Inc. (Delaware) .......................     6.51%         20-Feb-01             99,095,833
    200,000,000    Chase Manhattan Bank USA ..........................     6.72%         31-Jan-01            200,000,000
    243,000,000    Chase Manhattan Bank USA ..........................     6.64%         16-Feb-01            243,000,000
    150,000,000    Chase Manhattan Bank USA ..........................     6.63%         02-Mar-01            150,000,000
    200,000,000    Chase Manhattan Bank USA ..........................     6.61%         16-Feb-01            200,000,000
    270,000,000    Chase Manhattan Corp. .............................     6.51%         31-Jan-01            268,535,250
     85,000,000    Chase Manhattan Corp. .............................     6.40%         30-Mar-01             83,670,222
The accompanying notes are an integral part of these financial statements.


                                     SAI-201

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND


Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000
Short Term Investments (Continued)


    PRINCIPAL                                                                                                        VALUE
----------------                                                                                               -----------------
$ 330,000,000      Citibank NA ......................................       6.64%           16-Feb-01          $  330,000,000
  100,000,000      Citibank NA ......................................       6.63%           01-Mar-01             100,000,000
  200,000,000      Citibank NA ......................................       6.62%           01-Mar-01             200,000,000
  200,000,000      Citigroup ........................................       6.76%           04-Jan-01*            200,000,000
   50,000,000      Coca Cola Co. ....................................       6.48%           22-Feb-01              49,532,000
  450,000,000      Commerzbank AG ...................................       6.70%           12-Feb-01             449,975,440
  215,000,000      Commerzbank AG ...................................       6.53%           25-Jan-01             214,993,283
  225,000,000      Commerzbank AG New York ..........................       6.61%           16-Jan-01*            224,986,158
   75,000,000      Corporate Asset Fund .............................       6.55%           12-Feb-01              74,426,875
   50,000,000      Corporate Asset Fund .............................       6.53%           25-Jan-01              49,782,333
   77,100,000      Corporate Asset Fund .............................       6.52%           20-Feb-01              76,401,817
  300,000,000      Credit Suisse Fb Grand Cayman ....................       6.63%           02-Jan-01             300,000,000
  150,000,000      Cregem Incorporated NA ...........................       6.51%           21-Feb-01             148,617,688
   50,000,000      Daimler Chrysler NA Holding Corporation ..........       6.49%           16-Feb-01              49,585,361
  200,000,000      Daimler Chrysler North America Holdings ..........       6.79%           08-Feb-01*            200,000,000
   93,900,000      Daimler Chrysler North America Holdings ..........       6.68%           07-Feb-01              93,893,678
   65,000,000      Daimler Chrysler North America Holdings ..........       6.62%           22-Feb-01*             64,993,425
  100,000,000      Daimler-Benz NA ..................................       6.49%           06-Mar-01              98,847,111
   90,000,000      Delaware Funding Corp. ...........................       6.56%           19-Jan-01              89,704,800
  113,175,000      Delaware Funding Corp. ...........................       6.52%           26-Jan-01             112,662,569
  100,000,000      Delaware Funding Corp. ...........................       6.45%           15-Feb-01              99,193,750
   80,000,000      Den Danske Corporation ...........................       6.42%           09-May-01              78,173,867
   37,000,000      Den Denske Corporation (Delaware) ................       6.45%           19-Mar-01              36,489,554
   32,000,000      Den Denske Corporation (Delaware) ................       6.45%           20-Mar-01              31,552,800
   90,000,000      Deutsche Bank AG .................................       6.75%           22-Feb-01              89,993,920
  200,000,000      Deutsche Bank AG .................................       6.72%           21-Feb-01             200,000,000
  190,000,000      Deutsche Bank AG .................................       6.59%           01-Jan-01*            189,933,072
  230,000,000      Deutsche Bank AG .................................       6.55%           16-Jan-01             229,995,511
  160,000,000      Deutsche Bank AG .................................       6.55%           24-Jan-01             159,995,210
   40,000,000      Dexia Clf Finance Company ........................       6.56%           12-Jan-01              39,919,822
   50,000,000      Dexia Clf Finance Company ........................       6.55%           18-Jan-01              49,845,347
  100,000,000      Dexia Clf Finance Company ........................       6.55%           19-Jan-01              99,672,500
  150,000,000      Dexia Clf Finance Company ........................       6.49%           01-Mar-01             148,404,542
  200,000,000      Dresdner Bank ....................................       6.60%           24-May-01             200,000,000
   25,000,000      Du Pont el de Nemours & Co. ......................       6.41%           09-Mar-01              24,701,757
  200,000,000      Edison Asset Securitization ......................       6.53%           26-Jan-01             199,093,056
  152,859,000      Edison Asset Securitization ......................       6.53%           22-Feb-01             151,417,200
  170,000,000      Falcon Asset Securitization ......................       6.56%           02-Feb-01             169,008,711
  225,000,000      Federal Home Loan Banks ..........................       6.55%           19-Jan-01*            224,877,571
   77,000,000      Federal Home Loan Banks ..........................       6.52%           28-Mar-01              76,983,581
  100,000,000      Federal Home Loan Banks ..........................       6.38%           02-Feb-01              99,992,008
   40,607,000      Federal Home Loan Mortgage Corporation ...........       6.73%           24-May-01              39,522,257
  200,000,000      Federal Home Loan Mortgage Corporation ...........       6.51%           19-Jan-01*            199,934,575
The accompanying notes are an integral part of these financial statements.


                                     SAI-202

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND


Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000
Short Term Investments (Continued)


    PRINCIPAL                                                                                                   VALUE
----------------                                                                                          -----------------
$  50,000,000    Federal Home Loan Mortgage Corporation ..............     6.44%         18-Jan-01        $   49,848,063
   10,000,000    Federal Home Loan Mortgage Corporation ..............     6.15%         01-Feb-01             9,947,085
   50,000,000    Federal Home Loan Mortgage Corporation ..............     6.14%         01-Feb-01            49,735,639
   50,000,000    Federal National Mortgage Association ...............     6.55%         20-Mar-01            49,995,405
  110,000,000    Federal National Mortgage Association ...............     6.54%         03-Mar-01*          109,960,724
   50,000,000    Federal National Mortgage Association ...............     6.43%         08-Feb-01            49,660,639
  100,000,000    Federal National Mortgage Association ...............     6.35%         02-Feb-01            99,990,333
  128,869,000    Federal National Mortgage Association ...............     6.34%         05-Apr-01           126,735,645
  134,319,000    Federal National Mortgage Association ...............     6.33%         19-Apr-01           131,768,282
   79,225,000    Federal National Mortgage Association ...............     6.33%         26-Apr-01            77,623,004
   54,123,000    Federal National Mortgage Association ...............     6.33%         03-May-01            52,962,889
  100,000,000    Federal National Mortgage Association ...............     6.27%         31-May-01            97,387,500
  200,000,000    Fifth Third Bank Grand Cayman .......................     6.38%         02-Jan-01           200,000,000
  125,000,000    First Tennessee Bank NA .............................     6.63%         26-Feb-01           125,000,000
  150,000,000    Firstar Bank NA Grand Cayman ........................     6.38%         02-Jan-01           150,000,000
   25,000,000    Ford Motor Credit Company ...........................     6.97%         16-Jan-01*           25,021,636
   75,000,000    Fortis Bank Amsterdam ...............................     6.70%         16-Jan-01            75,000,000
   50,000,000    Fortis Funding ......................................     6.45%         19-Mar-01            49,310,743
   25,000,000    Fortis Funding ......................................     6.43%         20-Mar-01            24,651,708
  175,000,000    GE Capital International Funding ....................     6.52%         07-Feb-01           173,827,306
   80,000,000    GE Capital International Funding ....................     6.50%         13-Feb-01            79,378,889
   42,000,000    GE Capital International Funding ....................     6.50%         22-Feb-01            41,605,667
  100,000,000    GE Capital International Funding ....................     6.49%         09-Feb-01            99,296,917
  130,000,000    General Electric Capital Corp. ......................     6.53%         09-Feb-01           129,080,358
  100,000,000    General Electric Capital Corp. ......................     6.52%         25-Jan-01            99,565,333
  100,000,000    General Electric Capital Corp. ......................     6.52%         06-Feb-01            99,348,000
  170,000,000    General Electric Capital Corp. ......................     6.52%         07-Feb-01           168,860,811
  162,000,000    General Electric Capital Corp. ......................     6.52%         16-Feb-01           160,650,360
   75,000,000    General Electric Capital Corp. ......................     6.50%         16-Feb-01            74,377,083
  200,000,000    Halifax .............................................     6.60%         30-Apr-01           200,000,000
  270,000,000    ING Bank ............................................     6.73%         26-Feb-01           270,000,000
  150,000,000    ING Bank ............................................     6.70%         12-Mar-01           150,000,000
  225,000,000    ING Bank ............................................     6.65%         21-Mar-01           225,000,000
   60,000,000    ING Bank ............................................     6.60%         27-Apr-01            60,000,000
  150,000,000    ING Bank ............................................     6.37%         14-Jun-01           150,000,000
   30,000,000    International Nederlanden US Funding Corp. ..........     6.53%         16-Feb-01            29,749,875
   75,000,000    International Nederlanden US Funding Corp. ..........     6.40%         23-Apr-01            73,506,667
  140,000,000    Key Bank N A ........................................     6.62%         01-Jan-01*          140,000,000
   35,000,000    KFW International Finance Inc. ......................     6.47%         20-Feb-01            34,685,486
   75,000,000    Lloyds Bank PLC .....................................     6.35%         01-May-01            73,412,500
   50,000,000    Lloyds Bank PLC .....................................     6.30%         08-May-01            48,888,750
   50,000,000    Lloyds Tsb Bank .....................................     6.74%         21-Feb-01            50,000,083
  150,000,000    M&I Bank Milw Grand Cayman ..........................     6.38%         02-Jan-01           150,000,000
The accompanying notes are an integral part of these financial statements.


                                     SAI-203

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND


Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000
Short Term Investments (Continued)


    PRINCIPAL                                                                                                    VALUE
----------------                                                                                           -----------------
$ 125,000,000      Merrill Lynch & Company Inc. .................       6.50%           09-Feb-01          $  124,119,792
   75,000,000      Merrill Lynch & Company Inc. .................       6.50%           12-Feb-01              74,431,250
  115,000,000      National Australia Bank ......................       6.47%           04-Dec-01             115,010,104
  100,000,000      National Australia Bank ......................       6.47%           04-Dec-01             100,008,786
  107,000,000      National City Bank ...........................       6.55%           22-Jan-01             106,997,076
  185,000,000      National Westminster Bank PLC ................       6.86%           31-Aug-01             184,965,126
  200,000,000      National Westminster Treasury PLC ............       6.59%           02-Jan-01             200,000,000
   94,750,000      Nordbanken North America Inc. 1&2 ............       6.48%           13-Feb-01              94,016,635
  250,000,000      Nordbanken North America Inc. 1&2 ............       6.47%           28-Feb-01             247,394,028
  200,000,000      Nordbanken North America Inc. 1&2 ............       6.44%           19-Mar-01             197,245,111
   41,067,000      Park Avenue Recreation Corporation ...........       6.50%           08-Feb-01              40,785,235
  127,988,000      Park Avenue Recreation Corporation ...........       6.47%           14-Feb-01             126,975,899
  100,000,000      Pnc Bank NA Pittsburgh .......................       6.61%           25-Jan-01*             99,997,203
  130,000,000      Pnc Bank NA Pittsburgh Pennsylvania ..........       6.55%           26-Jan-01*            129,988,316
  102,325,000      Preferred Receivables Funding Corp. ..........       6.62%           29-Jan-01             101,798,140
   50,000,000      Royal Bank of Canada .........................       7.42%           22-May-01              50,142,960
  237,000,000      Royal Bank of Canada .........................       6.62%           01-Jan-01*            236,949,029
  200,000,000      Royal Bank of Canada .........................       6.62%           01-Jan-01*            199,942,137
   87,000,000      Royal Bank of Canada .........................       6.55%           16-Jan-01              86,998,302
   65,000,000      Royal Bank of Canada .........................       6.55%           22-Jan-01              64,998,224
  200,000,000      Royal Bank of Canada Ltd. (Toronto) ..........       5.75%           02-Jan-01             200,000,000
  150,000,000      Santander Finance De .........................       6.52%           05-Feb-01             149,049,167
   90,000,000      Santander Finance De .........................       6.52%           06-Feb-01              89,413,200
  100,000,000      Santander Finance De .........................       6.48%           08-Mar-01              98,812,000
  200,000,000      Santander Finance De .........................       6.40%           18-May-01             195,128,889
  100,000,000      Societe General North America Inc. ...........       6.47%           08-Mar-01              98,813,833
  250,000,000      Societe General North America Inc. ...........       6.43%           19-Mar-01             246,564,410
  150,000,000      Societe General North America Inc. ...........       6.43%           21-Mar-01             147,883,458
  100,000,000      Societe General North America Inc. ...........       6.43%           26-Mar-01              98,499,667
   99,000,000      Svenska Handelsbank ..........................       6.64%           21-Mar-01              98,996,347
   75,000,000      Svenska Handelsbank ..........................       6.61%           21-May-01              75,018,900
  100,000,000      Svenska Handelsbanken AB .....................       7.24%           09-May-01              99,993,376
  120,000,000      Svenska Handelsbanken AB .....................       7.08%           23-Jul-01             119,984,225
  250,000,000      Svenska Handelsbanken AB .....................       6.93%           02-May-01             249,984,301
   50,000,000      Svenska Handelsbanken AB .....................       6.47%           01-Mar-01              49,469,819
   50,000,000      Svenska Handelsbanken AB .....................       6.44%           21-Mar-01              49,293,938
   50,000,000      Svenska Handelsbanken AB .....................       6.43%           27-Mar-01              49,240,903
   50,000,000      Svenska Handelsbanken AB .....................       6.43%           29-Mar-01              49,223,042
   50,000,000      Svenska Handelsbanken AB .....................       6.43%           30-Apr-01              48,938,090
   18,500,000      Svenska Handelsbanken AB .....................       6.35%           17-May-01              18,056,206
  100,000,000      Swedbank Forenings Yrs .......................       6.47%           23-Mar-01              98,545,375
  150,000,000      Swedbank Inc. ................................       6.49%           06-Feb-01             149,026,500
  100,000,000      Swedbank Inc. ................................       6.39%           31-May-01              97,337,500
The accompanying notes are an integral part of these financial statements.


                                     SAI-204

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND


Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000
Short Term Investments (Continued)


    PRINCIPAL
-----------------
$ 206,000,000     Unilever NV ......................................................
  223,828,000     Union Bank of Switzerland ........................................
  128,000,000     US Bank National Association Minnesota ...........................
  500,000,000     Wells Fargo Bank Grand Cayman ....................................
  200,000,000     Wells Fargo&Company ..............................................
   65,000,000     Westpac Banking Corp. ............................................
  100,000,000     Westpac Banking Corp. ............................................
  200,000,000     Westpac Banking Corporation ......................................
   50,000,000     Westpac Banking Corporation ......................................
  150,000,000     Westpac Banking Corporation ......................................
  100,000,000     Westpac Banking Corporation ......................................
  100,000,000     Westpac Banking Corporation ......................................
  100,000,000     Westpactrust .....................................................
  100,000,000     Westpactrust .....................................................
   52,000,000     Westpactrust .....................................................
  150,000,000     Woolwich Building Society ........................................
  100,000,000     Woolwich Building Society ........................................
-------------     ------------------------------------------------------------------
                  TOTAL SHORT-TERM INSTRUMENTS
                  (Cost $25,010,226,344)............................................
                  ------------------------------------------------------------------
                  REPURCHASE AGREEMENTS -- 9.4%
  500,000,000     ABN Amro Tri Party
-------------
                  Repurchase agreement dated 12/29/00, due 01/02/01 with a
                  maturity value of $500,355,556 and an effective yield of 6.40%, collateralized by $195,086,000 FNMA due various, valued at
                  $197,186,377; $191,135,000 FMAC due various, valued at
                  $192,177,491; $87,739,000 FHLB due various, valued at
                  $88,104,363; $30,020,000 FFCB due various, valued at
                  $32,532,913 ......................................................
                  ------------------------------------------------------------------
  250,000,000     Bear Stearns Tri Party
-------------
                  Repurchase agreement dated 12/29/00, due 01/02/01 with a
                  maturity value of $250,179,167 and an effective yield of 6.45%, collateralized by $41,504,085 FMAC due various, valued at
                  $40,262,812 and $232,882,716 FNMA due various, valued at
                  $216,219,291 .....................................................
                  ------------------------------------------------------------------
  400,000,000     Chase Bank Tri Party
-------------
                  Repurchase agreement dated 12/29/00, due 01/02/01 with a
                  maturity value of $400,286,667 and an effective yield of 6.45%, collateralized by $103,219,932 FMAC due various, valued at
                  $70,886,605; $32,571,442 FHLMC due various, valued at
                  $144,637; $410,885,261 FNMA due various, valued at
                  $336,968,985 .....................................................
                  ------------------------------------------------------------------
  200,000,000     Deutsche Bank AG Tri Party
-------------
                  Repurchase agreement dated 12/29/00, due 01/02/01 with a
                  maturity value of $200,143,333 and an effective yield of 6.45%, collateralized by $135,735,765 FNMA due various, valued at
                  $119,473,752 and $87,944,766 FMAC due various, valued at
                  $84,526,248.......................................................
                  ------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.




    PRINCIPAL                                              VALUE
-----------------                                    -----------------
$ 206,000,000     6.71%              07-Mar-01*      $   206,000,000
  223,828,000     5.63%             02-Jan-01            223,828,000
  128,000,000     6.67%              01-Jan-01*          128,000,000
  500,000,000     6.38%             02-Jan-01            500,000,000
  200,000,000     6.76%              24-Jan-01*          199,956,598
   65,000,000     6.71%             09-Feb-01             64,996,376
  100,000,000     6.65%             11-Apr-01            100,000,000
  200,000,000     6.51%             22-Jan-01            199,240,500
   50,000,000     6.47%             22-Feb-01             49,532,722
  150,000,000     6.47%             26-Feb-01            148,490,333
  100,000,000     6.41%             11-May-01             97,687,083
  100,000,000     6.39%             30-May-01             97,357,319
  100,000,000     6.42%             27-Apr-01             97,931,333
  100,000,000     6.27%             02-Jul-01             96,830,167
   52,000,000     5.93%             11-Sep-01             49,834,742
  150,000,000     6.66%             26-Mar-01            150,000,000
  100,000,000     6.47%             08-Mar-01             98,813,833
-------------     ----              --------------   ---------------
                                                     $25,010,226,344
                                                     ---------------
  500,000,000
-------------
                                                         500,000,000
                                                     ---------------
  250,000,000
-------------
                                                         250,000,000
                                                     ---------------
  400,000,000
-------------
                                                         400,000,000
                                                     ---------------
  200,000,000
-------------
                                                         200,000,000
                                                     ---------------
The accompanying notes are an integral part of these financial statements.


                                     SAI-205

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY
SHORT TERM INVESTMENT FUND


Schedule of Investments
(showing percentage of total value of investments)
December 31, 2000
Short Term Investments (Continued)


    PRINCIPAL                                                                                 VALUE
-----------------                                                                       -----------------
$1,250,000,000      Warburg Tri Party
--------------
                    Repurchase agreement dated 12/29/00, due 01/02/01 with a
                    maturity value of $1,250,895,833 and an effective yield of 6.45%, collateralized by $140,090,000 FFCB due various, valued at
                    $142,150,712; $96,771,000 FHDN due various, valued at
                    $95,334,832; $419,815,000 FHLB due various, valued at
                    $425,461,502; $77,697,000 FMDN due various, valued at
                    $77,136,875; $107,967,000 FNMA due various, valued at
                    $110,965,948; $251,335,000 FHLMC due various, valued at
                    $257,580,361; $164,635,000 FMNT due various, valued at
                    $166,372,095 ....................................................   $ 1,250,000,000
                    ------------------------------------------------------------------  ---------------
                    TOTAL REPURCHASE AGREEMENTS
                    (Cost $2,600,000,000)............................................     2,600,000,000
                    ------------------------------------------------------------------  ---------------
                    TOTAL INVESTMENTS -- 100%
                    (COST $27,610,226,344)...........................................   $27,610,226,344
                    ==================================================================  ===============

----------
* Variable rate security. Rate disclosed is that which was in effect at December 31, 2000. Date disclosed is the next interest rate reset date.


FNMA--Federal National Mortgage Association
FMAC--Freddie Mac
FHLB--Federal Home Loan Bank
FFCB--Federal Farm Credit Bank
FHLMC--Federal Home Loan Mortgage Corporation
FHDN--Federal Home Loan Discount Note
FMNT--Freddie Mac Medium Term Note

   The accompanying notes are an integral part of these financial statements.

                                    SAI-206

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                           SHORT TERM INVESTMENT FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


1. FUND ORGANIZATION AND INVESTMENT OBJECTIVE

     State Street Bank and Trust Company ("State Street Bank") Short Term Investment Fund (the "Fund") was formed by State Street Bank under the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans Declaration of Trust. The investment objective of the Fund is through active management, the Fund shall seek to provide safety of principal, daily liquidity, and a competitive yield by investing in high quality money market instruments. The investments of the Fund are currently limited to high-quality bonds, notes, commercial paper, repurchase agreements and other evidences of indebtedness which are payable on demand. State Street Bank is Trustee and custodian of the Fund. State Street Global Advisors, a division of State Street Bank, is the Fund's investment manager.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 A. SECURITY VALUATION

     Investments are stated at amortized cost, which approximates market value.



 B. SECURITY TRANSACTIONS INVESTMENT INCOME

     Security transactions are accounted for on trade date. The cost of securities contributed to, and proceeds related to securities delivered by, the Fund in connection with the issuance and redemption of units of participation are based on the valuations of those securities determined as described above. Realized gains and losses from investment transactions are determined using the average cost method. Interest income earned on securities, if any, is recorded on the accrual basis. Interest income includes accretion of discounts and amortization of premiums.


 C. INCOME TAXES

     It is the Fund's policy to comply with the requirements of Section 501(a) of the Internal Revenue Code relating to collective investment of employee benefit funds. Accordingly, the Fund is exempt from federal income taxes and no federal income tax provision is required.


 D. ISSUANCES AND REDEMPTIONS OF UNITS OF PARTICIPATION

     Issuances and redemptions of participant units are made on each business day ("valuation date"). Participant units are typically purchased and redeemed at a constant net asset value of $1.00 per unit. In the event that a significant disparity develops between the constant net asset value and the market-based net asset value of the Fund, the Trustee may determine that continued redemption at a constant $1.00 net asset value would create inequitable results for the Fund's unitholders. In these circumstances, the Trustee, in its sole discretion and acting on behalf of the Fund's unitholders, may direct that units be redeemed at the market-based net asset value until such time as the disparity between the market-based and the constant net asset value per unit is deemed to be immaterial.


 E. EXPENSES

     Under the Declaration of Trust, the Fund may pay certain expenses for services received during the year.


 F. DISTRIBUTIONS TO PARTICIPANTS

     Distributions from net investment income are recorded on each valuation date and paid monthly. Net realized gains are retained by the Fund.


                                    SAI-207

--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY
                           SHORT TERM INVESTMENT FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

 G. REPURCHASE AGREEMENTS


     A repurchase agreement customarily obligates the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed upon price and time which, in the case of the Fund's transactions, is within seven days. The total amount received by the Fund on repurchase is calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities consist of securities in which the Fund is permitted to invest. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the investment manager. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty.


3. INVESTMENT TRANSACTIONS


     Purchases and sales of short-term investments (including maturities) during the year ended December 31, 2000 were $742,583,882,569 and $738,564,841,107, respectively.


4. UNITS OF PARTICIPATION


     Participant transactions for the Fund were as follows:



                                                        YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------
                                            2000                                   1999
                             ----------------------------------- -----------------------------------------
                                   UNITS            AMOUNT               UNITS               AMOUNT
                             ---------------- ------------------ -------------------- --------------------
Units issued ...............  79,454,177,031   $79,454,177,031       65,086,115,993    $  65,086,115,993
Units redeemed .............  74,885,275,455    74,885,275,455      (62,636,455,836)     (62,636,455,836)
                              --------------   ---------------      ---------------    -----------------
Net increase (decrease) ....   4,568,901,576   $ 4,568,901,576        2,449,660,157    $   2,449,660,157
                              ==============   ===============      ===============    =================

                                     SAI-208

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2000 and December 31, 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York

February 5, 2001

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:

  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    16,251.4        $    18,599.7
    Held to maturity, at amortized cost.....................................           204.6                133.2
  Mortgage loans on real estate.............................................         3,130.8              3,270.0
  Equity real estate........................................................           975.5              1,160.2
  Policy loans..............................................................         2,476.9              2,257.3
  Other equity investments..................................................         2,392.8                671.2
  Investment in and loans to affiliates.....................................             -                1,201.8
  Other invested assets.....................................................           762.5                911.6
                                                                              -----------------    -----------------
      Total investments.....................................................        26,194.5             28,205.0
Cash and cash equivalents...................................................         2,022.1                628.0
Cash and securities segregated, at estimated fair value.....................         1,306.3                  -
Broker-dealer related receivables...........................................         1,900.3                521.3
Deferred policy acquisition costs...........................................         4,429.1              4,033.0
Intangible assets, net......................................................         3,525.8                114.5
Amounts due from reinsurers.................................................         1,989.2                881.5
Other assets................................................................         3,594.3              2,351.0
Closed Block assets.........................................................         8,659.0              8,607.3
Separate Accounts assets....................................................        51,705.9             54,453.9
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

LIABILITIES

Policyholders' account balances.............................................   $    19,866.4        $    21,351.4
Future policy benefits and other policyholders liabilities..................         4,920.4              4,777.6
Broker-dealer related payables..............................................         1,283.0                319.3
Customers related payables..................................................         1,636.9                  -
Amounts due to reinsurers...................................................           730.3                682.5
Short-term and long-term debt...............................................         1,630.1              1,407.9
Federal income taxes payable................................................         1,988.2                496.0
Other liabilities...........................................................         1,642.1              1,379.0
Closed Block liabilities....................................................         9,050.2              9,025.0
Separate Accounts liabilities...............................................        51,632.1             54,332.5
Minority interest in equity of consolidated subsidiaries....................         1,820.4                256.8
Minority interest subject to redemption rights..............................           681.1                  -
                                                                              -----------------    -----------------
      Total liabilities.....................................................        96,881.2             94,028.0
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         4,723.8              3,557.2
Retained earnings...........................................................         3,706.2              2,600.7
Accumulated other comprehensive income (loss)...............................            12.8               (392.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         8,445.3              5,767.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES

Universal life and investment-type product policy fee
  income......................................................   $    1,413.3       $     1,257.5      $     1,056.2
Premiums......................................................          579.9               558.2              588.1
Net investment income.........................................        2,173.2             2,240.9            2,228.1
Gain on sale of equity investee...............................        1,962.0                 -                  -
Investment (losses) gains, net................................         (756.0)              (96.9)             100.2
Commissions, fees and other income............................        2,731.1             2,177.9            1,503.0
Contribution from the Closed Block............................           92.7                86.4               87.1
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        8,196.2             6,224.0            5,562.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS

Interest credited to policyholders' account balances..........        1,034.3             1,078.2            1,153.0
Policyholders' benefits.......................................        1,049.3             1,038.6            1,024.7
Compensation and benefits.....................................        1,081.2             1,010.6              772.0
Commissions...................................................          779.2               549.5              478.1
Distribution plan payments....................................          476.0               346.6              266.4
Amortization of deferred sales commissions....................          219.7               163.9              108.9
Interest expense..............................................          116.3                93.0              110.7
Amortization of deferred policy acquisition costs.............          294.5               314.5              292.7
Capitalization of deferred policy acquisition costs...........         (778.1)             (709.9)            (609.1)
Writedown of deferred policy acquisition costs................            -                 131.7                -
Rent expense..................................................          146.4               113.9              100.0
Expenses related to AXA's minority interest acquisition
   of the Holding Company.....................................          493.9                 -                  -
Other operating costs and expenses............................          698.0               783.5              681.5
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        5,610.7             4,914.1            4,378.9
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        2,585.5             1,309.9            1,183.8
Federal income taxes..........................................         (958.3)             (332.0)            (353.1)
Minority interest in net income of consolidated subsidiaries..         (330.3)             (199.4)            (125.2)
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations...........................        1,296.9               778.5              705.5
Earnings from discontinued operations, net of Federal
   income taxes...............................................           58.6                28.1                2.7
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                =================  =================  =================








                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,557.2             3,110.2            3,105.8
Capital contributions.........................................        1,166.6               447.0                4.4
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        4,723.8             3,557.2            3,110.2
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................        2,600.7             1,944.1            1,235.9
Net earnings..................................................        1,355.5               806.6              708.2
Dividends paid to AXA Financial...............................         (250.0)             (150.0)               -
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        3,706.2             2,600.7            1,944.1
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive (loss) income,
  beginning of year...........................................         (392.9)              355.8              516.3
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income (loss), end of year....           12.8              (392.9)             355.8
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    8,445.3       $     5,767.5      $     5,412.6
                                                                =================  =================  =================

COMPREHENSIVE INCOME

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
   adjustments................................................          405.7              (776.9)            (149.5)
Minimum pension liability adjustment..........................            -                  28.2              (11.0)
                                                                -----------------  -----------------  -----------------
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $    1,761.2       $        57.9      $       547.7
                                                                =================  =================  =================























                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,034.3             1,078.2            1,153.0
  Universal life and investment-type product
    policy fee income.........................................       (1,413.3)           (1,257.5)          (1,056.2)
  Investment losses (gains)...................................          756.0                96.9             (100.2)
  Net change in broker-dealer and customer related
    receivables/payables......................................         (422.9)             (119.9)             (17.5)
  Gain on sale of equity investee.............................       (1,962.0)                -                  -
  Change in Federal income tax payable........................        2,078.4               157.4              123.1
  Change in future policy benefits............................         (850.6)               22.8               66.8
  Change in property and equipment............................         (321.0)             (256.3)             (81.8)
  Change in deferred acquisition costs........................         (476.9)             (260.7)            (314.0)
  Expenses related to AXA's acquisition
    of the Holding Company's minority interest................          493.9                 -                  -
  Purchase of segregated cash and securities, net.............         (610.4)                -                  -
  Other, net..................................................         (560.8)              (71.7)              21.6
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by operating activities..............          (54.0)              195.8              503.0
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:

  Maturities and repayments...................................        2,091.0             2,019.0            2,289.0
  Sales.......................................................        7,810.2             7,572.9           16,972.1
  Purchases...................................................       (8,895.1)          (10,737.3)         (18,578.5)
  Decrease (increase) in short-term investments...............          142.6              (178.3)             102.4
  Decrease in loans to discontinued operations................            -                   -                660.0
  Sale of equity investee.....................................        1,580.6                 -                  -
  Subsidiary acquisition .....................................       (1,480.0)                -                  -
  Other, net..................................................         (164.5)             (134.8)            (341.8)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,084.8            (1,458.5)           1,103.2
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,659.9             2,366.2            1,508.1
    Withdrawals and transfers to Separate Accounts............       (3,887.7)           (1,765.8)          (1,724.6)
  Net increase (decrease) in short-term financings............          225.2               378.2             (243.5)
  Repayments of long-term debt................................            -                 (41.3)             (24.5)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                   -                (87.2)
  Proceeds from newly issued Alliance Units...................        1,600.0                 -                  -
  Dividends paid to AXA Financial.............................         (250.0)             (150.0)               -
  Other, net..................................................           15.9              (142.1)             (89.5)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by financing activities..............          363.3               645.2             (661.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,394.1              (617.5)             945.0
Cash and cash equivalents, beginning of year..................          628.0             1,245.5              300.5
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,022.1       $       628.0      $     1,245.5
                                                                =================  =================  =================

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                    CONTINUED

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information
  Interest Paid...............................................   $       97.0       $        92.2      $       130.7
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $      358.2       $       116.5      $       254.3
                                                                =================  =================  =================









































                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries provide financial planning services, distribute products and manage customer relationships. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution, an indirect wholly owned subsidiary of the Holding Company for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion ($1.48 billion in cash and 40.8 million newly issued Alliance units). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million newly issued Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.43% at December 31, 2000. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units").

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Share ("ADS") for each Holding Company share. When the tender offer expired on December 29, 2000, approximately 148.1 million shares of Common Stock had been acquired by AXA and its wholly owned subsidiary, AXA Merger Corp. On January 2, 2001, AXA Merger Corp. was merged with and into the Holding Company, resulting in the Holding Company becoming a wholly owned subsidiary of AXA.

 2)     SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control or a majority economic interest. The Company's investment in DLJ was reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "2000," "1999" and "1998" refer to the years ended December 31, 2000, 1999 and 1998, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2000 presentation.

        Closed Block
        ------------

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2000 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2000 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements
        -----------------------------

        As required beginning January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended, that establishes new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. As further described and quantified in Note 13, the only free-standing derivative instruments maintained by the Company at January 1, 2001 were interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuities contracts. However, based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), these contracts cannot be designated in a qualifying hedging relationship under FAS 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified on or before that date. As a consequence of this election, coupled with recent interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives did not have a material impact on the Company's consolidated financial position or earnings.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, the recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

        In December 2000, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts". Since Equitable Life's July 1992 demutualization occurred before December 31, 2000, SOP 00-3 should be applied retroactively through restatement or reclassification, as appropriate, of all previously issued financial statements no later than the end of the fiscal year that begins after December 15, 2000. However, if implementation is impracticable because the demutualization occurred many years prior to January 1, 2001 no retroactive restatement is required. The Company has determined it is not practicable to produce an actuarial calculation as of the July 1992 demutualization date. Therefore, SOP 00-3 will be adopted prospectively as of January 1, 2001 with no financial impact associated with its initial implementation. However, future earnings will be affected to the extent actual Closed Block earnings exceed those assumed at January 1, 2001. Additionally, the presentation of all previously issued financial statements will be revised to include Closed Block assets and liabilities on a line-by-line basis as required by SOP 00-3.

        In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or earnings.

        Investments
        -----------

        Fixed maturities identified as available for sale are reported at estimated fair value. Those fixed maturities which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control or a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net
        and Unrealized Investment Gains (Losses)
        ------------------------------------------------------

        Net investment income and realized investment gains (losses) related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Net investment income and investment gains (losses), net related to investment assets are collectively referred to as "investment results."

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        Deferred Policy Acquisition Costs
        ---------------------------------

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield, excluding policy loans, was 7.6% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in-force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.15% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $120.3 million and $948.4 million at December 31, 2000 and 1999, respectively. At December 31, 2000, $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement (see Note 14). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $        56.1       $      150.7       $      140.1
        Incurred benefits related to prior years...........           15.0               64.7               84.2
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        71.1       $      215.4       $      224.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        14.8       $       28.9       $       17.0
        Benefits paid related to prior years...............          106.0              189.8              155.4
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       120.8       $      218.7       $      172.4
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2000, participating policies, including those in the Closed Block, represent approximately 20.8% ($41.1 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts
        -----------------

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 2000, 1999 and 1998, investment results of such Separate Accounts were $8,051.7 million, $6,045.5 million and $4,591.0 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Other Accounting Policies
        -------------------------

        In accordance with regulations of the SEC, securities with a fair value of $1.31 billion have been segregated in a special reserve bank custody account for the exclusive benefit of customers under Rule 15c-3-3 at December 31, 2000.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year period by allowing the 40.8 million Alliance Units to be sold to the Holding Company over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2000 and 1999, respectively, deferred sales commissions totaled $715.7 million and $604.7 million and are included with other assets.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                      COST              GAINS              LOSSES            FAIR VALUE
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

        DECEMBER 31, 2000
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    12,481.0      $       241.5       $      298.9       $    12,423.6
            Mortgage-backed....................        2,215.1               19.2                7.8             2,226.5
            U.S. Treasury, government and
              agency securities................          938.1               40.2                 .5               977.8
            States and political subdivisions..          110.4                4.5                1.0               113.9
            Foreign governments................          177.4               17.3                5.2               189.5
            Redeemable preferred stock.........          315.5               13.4                8.7               320.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    16,237.5      $       336.1       $      322.1       $    16,251.4
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       204.6      $         6.0       $         .1       $       210.5
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        22.0      $         1.7       $        4.7       $        19.0
          Trading securities...................        1,606.3                1.8               46.2             1,561.9
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $     1,628.3      $         3.5       $       50.9       $     1,580.9
                                                =================  =================   ================   =================


        December 31, 1999
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
            Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
            U.S. Treasury, government and
              agency securities................        1,194.1               18.9               23.4             1,189.6
            States and political subdivisions..          110.0                1.4                4.9               106.5
            Foreign governments................          361.8               16.2               14.8               363.2
            Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        25.5      $         1.5       $       17.8       $         9.2
          Trading securities...................            7.2                9.1                2.2                14.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                                =================  =================   ================   =================


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2000 and 1999, securities without a readily ascertainable market value having an amortized cost of $2,820.2 million and $3,322.2 million, respectively, had estimated fair values of $2,838.2 million and $3,177.7 million, respectively.

        The contractual maturity of bonds at December 31, 2000 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE

                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      568.2       $      568.2
        Due in years two through five..........................................       2,850.0            2,848.1
        Due in years six through ten...........................................       5,277.2            5,239.9
        Due after ten years....................................................       5,011.6            5,048.6
        Mortgage-backed securities.............................................       2,215.1            2,226.5
                                                                                ----------------   -----------------
        Total..................................................................  $   15,922.1       $   15,931.3
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $142.4 million are due from one to five years.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2000, approximately 12% of the $16,126.6 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2000 and 1999 were $811.9 million and $647.9 million, respectively.

        At December 31, 2000, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.3 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $92.9 million and $106.0 million at December 31, 2000 and 1999, respectively. Gross interest income on these loans included in net investment income aggregated $7.8 million, $8.2 million and $8.3 million in 2000, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.7 million, $9.5 million and $10.3 million in 2000, 1999 and 1998, respectively.

        Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2000                 1999
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        144.2       $        142.4
        Impaired mortgage loans without provision for losses...............             1.8                  2.2
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           146.0                144.6
        Provision for losses...............................................           (37.0)               (23.0)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        109.0       $        121.6
                                                                            ===================  ===================

        During 2000, 1999 and 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $138.8 million, $141.7 million and $161.3 million. Interest income recognized on these impaired mortgage loans totaled $10.4 million, $12.0 million and $12.3 million ($.5 million, $.0 million and $.9 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2000 and 1999, the carrying value of equity real estate held for sale amounted to $526.3 million and $382.2 million, respectively. For 2000, 1999 and 1998, respectively, real estate of $.3 million, $20.5 million and $7.1 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned $322.3 million and $443.9 million, respectively, of real estate acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $208.8 million and $251.6 million at December 31, 2000 and 1999, respectively. Depreciation expense on real estate totaled $21.7 million, $21.8 million and $30.5 million for 2000, 1999 and 1998, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       148.6       $      230.6       $      384.5
        Additions charged to income........................           53.7               68.2               86.2
        Deductions for writedowns and
          asset dispositions...............................         (102.4)            (150.2)            (240.1)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        41.4       $       27.5       $       34.3
          Equity real estate...............................           58.5              121.1              196.3
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for unconsolidated real estate joint ventures (14 individual ventures at both December 31, 2000 and 1999) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       730.1      $       861.1
        Investments in securities, generally at estimated fair value...........          226.6              262.0
        Cash and cash equivalents..............................................           43.9               68.4
        Other assets...........................................................           65.5              232.5
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       249.9      $       354.2
        Borrowed funds - AXA Financial.........................................           12.9               28.9
        Other liabilities......................................................           26.3              191.2
                                                                                ----------------   -----------------
        Total liabilities......................................................          289.1              574.3
                                                                                ----------------   -----------------

        Partners' capital......................................................          777.0              849.7
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       272.3      $       298.5
        Equity in limited partnership interests not included above and other...          720.7              542.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       993.0      $       840.6
                                                                                ================   =================




                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       187.1       $      180.5       $      246.1
        Revenues of other limited partnership interests....           16.5               85.0              128.9
        Interest expense - third party.....................          (32.5)             (26.6)             (33.3)
        Interest expense - AXA Financial...................           (2.0)              (2.5)              (2.6)
        Other expenses.....................................         (126.4)            (133.0)            (197.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $        42.7       $      103.4       $      142.1
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        17.7       $        9.4       $       44.4
        Equity in net earnings of limited partnership
          interests not included above.....................          216.3               77.1               37.9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       234.0       $       86.5       $       82.3
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,439.2       $    1,499.8       $    1,489.0
        Mortgage loans on real estate......................          257.3              253.4              235.4
        Equity real estate.................................          191.6              250.2              356.1
        Other equity investments...........................          129.8              165.1               83.8
        Policy loans.......................................          156.7              143.8              144.9
        Other investment income............................          199.3              161.3              185.7
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,373.9            2,473.6            2,494.9

          Investment expenses..............................         (200.7)            (232.7)            (266.8)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,173.2       $    2,240.9       $    2,228.1
                                                            =================   ================   =================

        Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $      (766.1)      $     (290.9)      $      (24.3)
        Mortgage loans on real estate......................          (15.1)              (3.3)             (10.9)
        Equity real estate.................................            4.8               (2.4)              74.5
        Other equity investments...........................          (22.6)              88.1               29.9
        Sale of subsidiaries...............................            -                  -                 (2.6)
        Issuance and sales of Alliance Units...............            3.9                5.5               19.8
        Issuance and sales of DLJ common stock.............           38.8              106.0               18.2
        Other..............................................             .3                 .1               (4.4)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (756.0)      $      (96.9)      $      100.2
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $607.8 million, $223.2 million and $101.6 million for 2000, 1999 and 1998, respectively, including $472.2 million in fourth quarter 2000.

        For 2000, 1999 and 1998, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,361.5 million, $7,138.6 million and $15,961.0 million. Gross gains of $78.7 million, $74.7 million and $149.3 million and gross losses of $215.4 million, $214.3 million and $95.1 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2000, 1999 and 1998 amounted to $789.1 million, $(1,313.8) million and $(331.7) million, respectively.

        On November 3, 2000, the Company sold its interest in DLJ to Credit Suisse Group ("CSG"). The Company received $1.05 billion in cash and $2.19 billion (or 11.4 million shares) in CSG common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares have been designated as trading account securities. The remaining
        8.2 million shares held by the Company had a carrying value of $1.56 billion at December 31, 2000 and were sold in January 2001. Net investment income for 2000 included holding losses of $43.2 million on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2000 and 1999, respectively, net unrealized holding (losses) gains of $(44.4) million and $6.9 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1,561.9 million and $14.1 million and costs of $1,606.3 million and $7.2 million at December 31, 2000 and 1999, respectively.

        For 2000, 1999 and 1998, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $110.6 million, $131.5 million and $136.9 million, respectively.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years including Closed Block and Discontinued Operations on a line-by-line basis, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (392.8)      $      384.1       $      533.6
        Changes in unrealized investment (losses) gains....          979.7           (1,821.3)            (168.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts
            and other......................................          (18.3)              25.0               (5.4)
            DAC............................................         (262.1)             493.1              (28.8)
            Deferred Federal income taxes..................         (293.6)             526.3               53.4
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $        65.9       $     (904.6)      $      766.0
            Other equity investments.......................           (2.3)             (22.2)              86.5
            Other..........................................           (1.2)               9.4               51.6
                                                            -----------------   ----------------   -----------------
              Total........................................           62.4             (917.4)             904.1
          Amounts of unrealized investment (losses) gains
            attributable to:
              Participating group annuity contracts
              and other....................................          (15.3)               3.0              (22.0)
              DAC..........................................          (28.3)             233.8             (259.3)
              Deferred Federal income taxes................           (5.9)             287.8             (238.7)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments...........  $        12.9       $     (392.8)      $      384.1
        Minimum pension liability..........................            (.1)               (.1)             (28.3)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other

          Comprehensive Income (Loss)......................  $        12.8       $     (392.9)      $      355.8
                                                            =================   ================   =================

        The components of other comprehensive income (loss) for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period.....................................  $       191.0       $    (1,625.6)     $     (112.4)
          Losses (gains) reclassified into net earnings
            during the period..............................          788.7              (195.7)            (56.3)
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......          979.7            (1,821.3)           (168.7)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes..........         (574.0)            1,044.4              19.2
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses), net of
            adjustments....................................          405.7              (776.9)           (149.5)
        Change in minimum pension liability................            -                  28.2             (11.0)
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income (Loss)............  $       405.7       $      (748.7)     $     (160.5)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,373.5 and $4,144.8)...........................................  $    4,408.0         $    4,014.0
        Mortgage loans on real estate........................................       1,581.8              1,704.2
        Policy loans.........................................................       1,557.7              1,593.9
        Cash and other invested assets.......................................         174.7                194.4
        Deferred policy acquisitions costs...................................         699.7                895.5
        Other assets.........................................................         237.1                205.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,659.0         $    8,607.3
                                                                              =================    =================

        Future policy benefits and policyholders' account balances...........  $    9,026.4         $    9,011.7
        Other liabilities....................................................          23.8                 13.3
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,050.2         $    9,025.0
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Premiums and other revenue.........................  $       594.7       $      619.1       $      661.7
        Investment income (net of investment
          expenses of $8.1, $15.8 and $15.5)...............          578.7              574.2              569.7
        Investment (losses) gains, net.....................          (35.8)             (11.3)                .5
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,137.6            1,182.0            1,231.9
                                                            -----------------   ----------------   -----------------

        Policyholders' benefits and dividends..............        1,025.2            1,024.7            1,082.0
        Other operating costs and expenses.................           19.7               70.9               62.8
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,044.9            1,095.6            1,144.8
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        92.7       $       86.4       $       87.1
                                                            =================   ================   =================

        Impaired mortgage loans along with the related provision for losses follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with provision for losses......................  $        26.7      $        26.8
        Impaired mortgage loans without provision for losses...................            4.0                4.5
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           30.7               31.3
        Provision for losses...................................................           (8.7)              (4.1)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        22.0      $        27.2
                                                                                ================   =================

        During 2000, 1999 and 1998, the Closed Block's average recorded investment in impaired mortgage loans was $31.0 million, $37.0 million and $85.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.0 million, $3.3 million and $4.7 million ($.1 million, $.3 million and $1.5 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        Valuation allowances amounted to $9.1 million and $4.6 million on mortgage loans on real estate and $17.2 million and $24.7 million on equity real estate at December 31, 2000 and 1999, respectively. Writedowns of fixed maturities amounted to $27.7 million and 3.3 million for 2000 and 1999, respectively, including $20.0 million in fourth quarter 2000.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Mortgage loans on real estate........................................  $      330.9         $      454.6
        Equity real estate...................................................         350.9                426.6
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $321.5 and $85.3)...............................         336.5                 85.5
        Other equity investments.............................................          43.1                 55.8
        Other invested assets................................................           1.9                  1.6
                                                                              -----------------    -----------------
          Total investments..................................................       1,063.3              1,024.1
        Cash and cash equivalents............................................          84.3                164.5
        Other assets.........................................................         148.8                213.0
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================

        Policyholder liabilities.............................................  $      966.8         $      993.3
        Allowance for future losses..........................................         159.8                242.2
        Other liabilities....................................................         169.8                166.1
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $37.0, $49.3 and $63.3)..............  $       102.2       $       98.7       $      160.4
        Investment (losses) gains, net.....................           (6.6)             (13.4)              35.7
        Policy fees, premiums and other income.............             .7                 .2               (4.3)
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           96.3               85.5              191.8

        Benefits and other deductions......................          106.9              104.8              141.5
        (Losses charged) earnings credited to allowance
          for future losses................................          (10.6)             (19.3)              50.3
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing the allowance
          for future losses................................           90.2               43.3                4.2
        Federal income tax expense.........................          (31.6)             (15.2)              (1.5)
                                                            -----------------   ----------------   -----------------
        Earnings from
          Discontinued Operations..........................  $        58.6       $       28.1       $        2.7
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Benefits and other deductions included $26.6 million of interest expense related to amounts borrowed from continuing operations in 1998.

        Valuation allowances of $2.9 million and $1.9 million on mortgage loans on real estate and $11.4 million and $54.8 million on equity real estate were held at December 31, 2000 and 1999, respectively. During 2000, 1999 and 1998, other discontinued operations' average recorded investment in impaired mortgage loans was $11.3 million, $13.8 million and $73.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million, $1.7 million and $4.7 million ($.5 million, $.0 million and $3.4 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        At December 31, 2000 and 1999, Discontinued Operations had real estate acquired in satisfaction of debt with carrying values of $4.5 million and $24.1 million, respectively.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $      782.2         $      557.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95% due 2005......................................         399.6                399.5
          Surplus notes, 7.70% due 2015......................................         199.7                199.7
          Other..............................................................            .3                   .4
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.6                599.6
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017.....................         248.3                251.3
                                                                              -----------------    -----------------
        Total long-term debt.................................................         847.9                850.9
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,630.1         $    1,407.9
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million 5-year bank credit facility and a $350.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 6.93% to 6.97%. No amounts were outstanding under these credit facilities at December 31, 2000.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facilities. At December 31, 2000, there were no amounts outstanding under this program.

        Alliance has a $425.0 million five-year revolving credit facility and a $200.0 million three-year revolving credit facility with a group of commercial banks. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. Under the facilities, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. In October 2000, Alliance entered into a $250.0 million two-year revolving credit facility using terms substantially similar to the $425.0 million and $200.0 million revolving credit facilities. The revolving credit facilities will be used to provide backup liquidity for Alliance's commercial program, to fund commission payments to financial intermediaries for the sale of certain mutual funds and for general working capital purposes. The revolving credit facilities contain covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 2000, Alliance had commercial paper outstanding totaling $396.9 million at an effective interest rate of 6.7%; and $284.0 million at an effective interest rate of 7.0% in borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support. At December 31, 2000, $98.2 million was outstanding under the ECN program with an effective interest rate of 6.8%.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000, the Company is in compliance with all debt covenants.

        At December 31, 2000 and 1999, respectively, the Company has pledged real estate of $298.8 million and $323.6 million as collateral for certain long-term debt.

        At December 31, 2000, aggregate maturities of the long-term debt based on required principal payments at maturity is $248.6 million for 2001, $400.0 million for 2005 and $200.0 million for 2006 and thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Federal income tax expense:
          Current..........................................  $       820.6       $      174.0       $      283.3
          Deferred.........................................          137.7              158.0               69.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       904.9       $      458.4       $      414.3
        Minority interest..................................         (117.9)             (47.8)             (33.2)
        Non deductible stock option compensation
          expense..........................................           34.4                -                  -
        Subsidiary gains...................................          161.4              (37.1)              (6.4)
        Adjustment of tax audit reserves...................           17.9               27.8               16.0
        Equity in unconsolidated subsidiaries..............          (48.7)             (64.0)             (39.3)
        Other..............................................            6.3               (5.3)               1.7
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       -        $       79.7      $        -        $      37.7
        Other..................................          4.9               -                 -               20.6
        DAC, reserves and reinsurance..........          -               733.0               -              329.7
        Investments............................          -               229.2             115.1              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $       4.9      $    1,041.9      $      115.1      $     388.0
                                                ===============  ================  ===============   ===============

        At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       403.3       $       83.2       $       (7.7)
        Investments........................................         (140.7)               3.2               46.8
        Compensation and related benefits..................          (96.4)              21.0               28.6
        Other..............................................          (28.5)              50.6                2.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense..........................................  $       137.7       $      158.0       $       69.8
                                                            =================   ================   =================

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       508.6       $      420.6       $      438.8
        Reinsurance assumed................................          194.2              206.7              203.6
        Reinsurance ceded..................................         (122.9)             (69.1)             (54.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       579.9       $      558.2       $      588.1
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        92.1       $       69.7       $       75.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       202.6       $       99.6       $       85.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        46.5       $       38.5       $       39.5
                                                            =================   ================   =================

        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2000 and 1999, respectively, reinsurance recoverables related to insurance contracts outside of the Closed Block amounting to $1,989.2 million and $881.5 million are included in the consolidated balance sheets in other assets and reinsurance payables related to insurance contracts outside of the Closed Block amounting to $730.3 million and $682.5 million are included in other liabilities.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $487.7 million and $510.5 million at December 31, 2000 and 1999, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit for the qualified and non-qualified plans follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        29.5       $       36.7       $       33.2
        Interest cost on projected benefit obligations.....          124.2              131.6              129.2
        Actual return on assets............................         (223.2)            (189.8)            (175.6)
        Net amortization and deferrals.....................            (.6)               7.5                6.1
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Credit........................  $       (70.1)      $      (14.0)      $       (7.1)
                                                            =================   ================   =================

        The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Benefit obligations, beginning of year.................................  $    1,659.6       $    1,933.4
        Service cost...........................................................          29.5               36.7
        Interest cost..........................................................         124.2              131.6
        Actuarial losses (gains)...............................................           6.5              (53.3)
        Benefits paid..........................................................        (110.0)            (123.1)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................       1,709.8            1,925.3
        Transfer of Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -               (265.7)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,709.8       $    1,659.6
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,341.6       $    2,083.1
        Actual return on plan assets...........................................        (107.7)             369.0
        Contributions..........................................................           -                   .1
        Benefits paid and fees.................................................        (114.6)            (108.5)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,119.3            2,343.7
        Projected benefit obligations..........................................       1,709.8            1,925.3
                                                                                ----------------   -----------------
        Excess of plan assets over projected benefit obligations...............         409.5              418.4
        Unrecognized prior service cost........................................           1.2               (5.2)
        Unrecognized net gain (loss) from past experience different
          from that assumed....................................................          61.2             (197.3)
        Unrecognized net asset at transition...................................          (1.9)               (.1)
                                                                                                   -----------------
                                                                                ----------------
        Subtotal before transfer...............................................         470.0              215.8
        Transfer of Accrued Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -                184.3
                                                                                ----------------   -----------------
        Prepaid Pension Cost, Net..............................................  $      470.0       $      400.1
                                                                                ================   =================

        The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $483.5 million and $412.2 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $12.2 million at December 31, 2000 and 1999, respectively.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.75% and 7.19%, respectively, at December 31, 2000 and 8.0% and 6.38%, respectively, at December 31, 1999. As of January 1, 2000 and 1999, the expected long-term rate of return on assets for the retirement plan was 10.5% and 10.0%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $.1 million and $28.3 million, net of Federal income taxes, at December 31, 2000, 1999 and 1998, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $333.5 million and $42.1 million, respectively, at December 31, 2000 and $325.7 million and $36.3 million, respectively, at December 31, 1999.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $28.7 million, $30.2 million and $31.8 million for 2000, 1999 and 1998, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 2000, 1999 and 1998, the Company made estimated postretirement benefits payments of $.9 million, $29.5 million and $28.4 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         -         $        4.7       $        4.6
        Interest cost on accumulated postretirement
          benefits obligation..............................             .7               34.4               33.6
        Unrecognized prior service costs...................            -                 (7.0)               -
        Net amortization and deferrals.....................            (.2)               8.4                 .5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $          .5       $       40.5       $       38.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $       17.8       $      490.4
        Service cost...........................................................           -                  4.7
        Interest cost..........................................................            .5               34.4
        Contributions and benefits paid........................................           (.9)             (29.5)
        Actuarial gains........................................................           -                (29.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............          17.4              471.0
        Unrecognized prior service cost........................................           -                 26.9
        Unrecognized net gain from past experience different
          from that assumed and from changes in assumptions....................           -                (86.0)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................          17.4              411.9
        Transfer to the Holding Company........................................           -               (394.1)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $       17.4       $       17.8
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.0% in 2000, gradually declining to 4.25% in the year 2010, and in 1999 was 7.5%, gradually declining to 4.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.75% and 8.0% at December 31, 2000 and 1999, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 2000 would be increased 3.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.5%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 2000 would be decreased by 4.4%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. There were no swaps outstanding as of December 31, 2000. The notional amount of matched interest rate swaps outstanding at December 31, 1999 was $797.3 million. Equitable Life maintains an interest rate cap program designed to offset crediting rate increases on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 2000 of contracts purchased and sold were $6,775.0 million and $375.0 million, respectively. The net premium paid by Equitable Life on these contracts was $46.7 million and is being amortized ratably over the contract periods ranging from 1 to 3 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2000 and 1999.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2000                               1999
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Consolidated:
        ------------
        Mortgage loans on real estate..........  $    3,130.8     $     3,184.4     $     3,270.0     $    3,239.3
        Other limited partnership interests....         811.9             811.9             647.9            647.9
        Policy loans...........................       2,476.9           2,622.4           2,257.3          2,359.5
        Policyholders' account balances -
          investment contracts.................      11,468.6          11,643.7          12,740.4         12,800.5
        Long-term debt.........................         847.9             847.5             850.9            834.9

        Closed Block:
        ------------

        Mortgage loans on real estate..........  $    1,581.8     $     1,582.6     $     1,704.2     $    1,650.3
        Other equity investments...............          34.4              34.4              36.3             36.3
        Policy loans...........................       1,557.7           1,667.6           1,593.9          1,712.0
        SCNILC liability.......................          20.2              20.1              22.8             22.5

        Discontinued Operations:
        -----------------------
        Mortgage loans on real estate..........  $      330.9     $       347.7     $       454.6     $      467.0
        Fixed maturities.......................         336.5             336.5              85.5             85.5
        Other equity investments...............          43.1              43.1              55.8             55.8
        Guaranteed interest contracts..........          26.4              23.4              33.2             27.5
        Long-term debt.........................         101.8             101.7             101.9            101.9

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2000, these arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $9.3 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $303.1 million under existing loan or loan commitment agreements. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $14.9 million of letters of credit outstanding at December 31, 2000.

        The Holding Company has entered into continuity agreements with forty-three executives of the Company in connection with AXA's minority interest acquisition. The continuity agreements generally provide cash severance payments ranging from 1.5 times to 3 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements.

15)     LITIGATION

        Life Insurance and Annuity Sales Cases

        A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, (i) sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance; and (ii) the use of fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, compensatory and punitive damages, recession of the contracts, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements.

        Annuity Contract Case

        In October 2000, an action was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. The plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint, without prejudice to the plaintiffs to seek leave to file an amended complaint.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, which has been successful. The parties have reached a tentative agreement for the settlement of this case as a nationwide class action. In connection with the proposed settlement, the case will be dismissed in the United States District Court for the Northern District of Alabama, Southern Division and will be refiled in the United States District Court for Georgia, Atlanta Division. The final settlement requires notice to class members and is subject to court approval. The Company's management believes that the settlement of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

        Agent Health Benefits Case

        Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Briefing has been completed, but the appeal has not yet been decided.

        Prime Property Fund Case

        In January 2000, the California Supreme Court denied Equitable Life's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with Equitable Life on behalf of Prime Property Fund ("PPF"). Equitable Life serves as investment manager for PPF, an open-end, commingled real estate separate account of Equitable Life for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. In reversing the Superior Court's dismissal of the plaintiff's claims, the Court of Appeal held that a general partner who acquires a partnership obligation breaches its fiduciary duty by foreclosing on partnership assets. The case was remanded to the Superior Court for further proceedings. In August 2000, Equitable Life filed a motion for summary adjudication on plaintiff's claims, based on the purchase and subsequent foreclosure of the loan which financed the partnership's property, for punitive damages. In November 2000, the Superior Court granted Equitable Life's motion as to one of plaintiff's claims, dismissing the claim for punitive damages sought in conjunction with plaintiff's claim for breach of the covenant of good faith and fair dealing. The Superior Court denied Equitable Life's motion with respect to plaintiff's claim for punitive damages sought in conjunction with its claim for breach of fiduciary duty. In December 2000, the Superior Court granted plaintiff's motion for leave to file a supplemental complaint to add allegations relating to the post-foreclosure transfer of certain funds from the partnership to Equitable Life. The supplemental complaint alleges, among other things, that such conduct constitutes self-dealing and breach of fiduciary duty, and seeks compensatory and punitive damages based on such conduct. A jury trial previously scheduled for February 2001 tentatively has been rescheduled for May 2001.

        Alliance Reorganization Case

        In September 1999, an action was brought on behalf of a purported class of owners of limited partnership units of Alliance Holding challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, Alliance, four Alliance Holding executives and the general partner of Alliance Holding and Alliance. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding and seek payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants, except one Alliance Holding executive, filed an answer to the amended complaint denying the material allegations contained therein; in lieu of joining in the answer to the amended complaint, the Alliance Holding executive filed a motion to dismiss in September 2000. In November 2000, the remaining defendants filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. Oral argument of the motions was held in January 2001.

        Disposal of DLJ

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits have been filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. AXA Financial, DLJ and the DLJ directors are named as defendants. The complaints assert claims for breaches of fiduciary duties, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in New York challenging the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the proposed sale of DLJ (with respect to all other claims). AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, CSG, Diamond Acquisition Corp., and DLJ's directors are named as defendants. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. Defendants have until February 28, 2001 to respond to plaintiffs' complaint.

        AXA's Purchase of Holding Company Minority Interest

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of Holding Company Common Stock that it did not already own, fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery. The Holding Company, AXA, and directors and/or officers of the Holding Company are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of Holding Company Common Stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of the Holding Company. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action. In December 2000, the parties to the Delaware suits reached a tentative agreement for settlement and executed a Memorandum of Understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. The settlement, which does not involve any payment by the Holding Company, is subject to a number of conditions, including confirmatory discovery, the preparation of definitive documentation and approval by the Delaware Court of Chancery after a hearing.

        Outcome of Litigation

        Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2001 and the four successive years are $123.9 million, $110.8 million, $101.6 million, $108.5 million, $97.4 million and $896.5 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2001 and the four successive years is $5.2 million, $4.3 million, $5.1 million, $3.3 million, $2.9 million and $22.0 million thereafter.

        At December 31, 2000, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2001 and the four successive years is $95.2 million, $61.4 million, $72.9 million, $66.2 million, $59.2 million and $76.6 million thereafter.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 2000, 1999 and 1998, statutory net income (loss) totaled $1,068.6 million, $547.0 million and $384.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,226.5 million and $5,570.6 million at December 31, 2000 and 1999, respectively. In 2000 and 1999, respectively, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2000, the Insurance Group, in accordance with various government and state regulations, had $26.4 million of securities deposited with such government or state agencies.

        In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting was previously silent and changing certain existing statutory positions. The New York Insurance Department recently adopted Regulation 172 concerning Codification, effective January 1, 2001, but did not adopt several key provisions of Codification, including deferred income taxes and the establishment of goodwill as an asset. The application of the codification rules as adopted by New York currently is estimated to have no significant effect on Equitable Life. The Insurance Group expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $     1,321.4       $      848.8       $      709.2
        Change in asset valuation reserves.................         (665.5)              (6.3)             111.8
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          655.9              842.5              821.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          259.0              (85.0)            (189.9)
          DAC..............................................          483.6              263.6              316.5
          Deferred Federal income taxes....................         (128.3)            (161.4)             (67.6)
          Valuation of investments.........................         (126.2)              23.2               83.6
          Valuation of investment subsidiary...............          (29.2)            (133.6)            (419.5)
          Limited risk reinsurance.........................            -                128.4               83.7
          Dividends paid to the Holding
            Company........................................          250.0              150.0                -
          Capital contribution.............................            -               (470.8)               -
          Postretirement benefits..........................            -                  -                 54.8
          Stock option expense related to AXA's minority
            Interest acquisition...........................         (493.9)               -                  -
          Other, net.......................................          443.7              248.2              134.7
          GAAP adjustments of Closed Block.................          (13.4)             (49.8)             (27.1)
          GAAP adjustments of discontinued
            operations.....................................           54.3               51.3              (82.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $     1,355.5       $      806.6       $      708.2
                                                            =================   ================   =================


                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     5,341.9       $    4,020.5       $    3,171.7
        Asset valuation reserves...........................          884.6            1,550.1            1,556.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        6,226.5            5,570.6            4,728.1
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,363.0)          (1,622.0)          (1,526.0)
          DAC..............................................        4,429.1            4,033.0            3,563.8
          Deferred Federal income taxes....................         (681.9)            (283.9)            (346.9)
          Valuation of investments.........................           99.7             (568.2)             626.9
          Valuation of investment subsidiary...............       (1,082.9)          (1,891.7)          (1,758.1)
          Limited risk reinsurance.........................            -                (39.6)            (168.0)
          Issuance of surplus notes........................         (539.1)            (539.1)            (539.1)
          Postretirement benefits..........................            -                  -               (262.7)
          Other, net.......................................          844.1              544.8              313.4
          GAAP adjustments of Closed Block.................          677.1              723.6              795.4
          GAAP adjustments of discontinued operations......         (164.3)            (160.0)             (14.2)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     8,445.3       $    5,767.5       $    5,412.6
                                                            =================   ================   =================

        18)       BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. AXA's acquisition of the Company's minority interest shares has resulted in a change in the measurement of the Company's reportable operating segments. Discontinued Operations, discontinued by the Company in 1991, are included in the Life Insurance segment results reported by AXA in their French GAAP financial statements. To more closely conform the Company's management reporting to that of its parent, Discontinued Operations is now reported together with continuing operations in measuring profits or losses for the Company's Insurance segment. Prior period amounts have been restated to conform to this presentation.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 37% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $153.2 million, $75.6 million and $61.8 million for 2000, 1999 and 1998, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and adjusted earnings to consolidated revenues and earnings from continuing operations before Federal income taxes as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                         2000                  1999                   1998
                                                  --------------------  -------------------   ----------------------
                                                                          (IN MILLIONS)
        Segment revenues:
        Insurance...............................   $     5,662.4         $     5,488.8                5,330.2
        Investment Services.....................         2,667.7               2,052.7                1,438.4
        Consolidation/elimination...............          (113.1)                (23.8)                  (5.7)
                                                  --------------------  -------------------   ----------------------
        Total segment revenues..................         8,217.0               7,517.7                6,762.9
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of other
           charges..............................          (798.4)               (112.6)                 136.4
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Closed Block............................        (1,044.9)             (1,095.6)              (1,144.8)
        Discontinued Operations.................           (96.3)                (85.5)                (191.8)
                                                  --------------------  -------------------   ----------------------
        Total Consolidated Revenues.............   $     8,196.2         $     6,224.0         $      5,562.7
                                                  ====================  ===================   ======================

        Pre-tax adjusted earnings:
        Insurance...............................   $     1,198.9         $       950.8         $        656.9
        Investment Services.....................           480.6                 430.2                  287.7
                                                  --------------------  -------------------   ----------------------
        Total pre-tax adjusted earnings.........         1,679.5               1,381.0                  944.6
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of
           related DAC and other charges........          (731.9)               (109.7)                 105.3
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Amortization of acquisition related
           goodwill and intangible assets.......           (34.6)                 (3.2)                  (3.4)
        Minority purchase transaction
           related expenses.....................          (493.9)                  -                      -
        Discontinued Operations.................           (90.2)                (43.3)                  (4.2)
        Pre-tax subsidiary minority interest....           337.8                 216.8                  141.5
        Non-recurring DAC adjustments...........             -                  (131.7)                   -
                                                  --------------------  -------------------   ----------------------
        Earnings from Continuing
           Operations before Federal Income
            Taxes and Minority Interest.........   $     2,585.5         $     1,309.9         $      1,183.8
                                                  ====================  ===================   ======================
        Assets:
        Insurance...............................   $    88,576.4         $    86,842.7         $     75,626.0
        Investment Services.....................        16,807.2              12,961.7               12,379.2
        Consolidation/elimination...............           (57.1)                 (8.9)                 (64.4)
                                                  --------------------  -------------------   ----------------------
        Total Assets............................   $   105,326.5         $    99,795.5         $     87,940.8
                                                  ====================  ===================   ======================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2000 and 1999 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

        2000
        Total Revenues................  $     1,622.5      $     1,684.7       $    1,728.3         $    3,160.7
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       226.6      $       256.9       $       70.5         $      742.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       221.7      $       255.4       $       70.5         $      807.9
                                       =================  =================   ==================   ==================

        1999
        Total Revenues................  $     1,489.0      $     1,615.6       $    1,512.1         $    1,607.3
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                       =================  =================   ==================   ==================


20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 2000, 1999 and 1998 would have been $1,627.3 million, $757.1 million and $678.4 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of American Depository Shares (ADSs). Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 2000, 1999 and 1998 follow:

                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------  -------------------------------
                               2000           1999         1998          2000      1999       1998
                           -------------  ------------- ------------  --------------------- ---------

        Dividend yield....        0.32%          0.31%        0.32%        7.20%     8.70%     6.50%

        Expected
          volatility......          28%            28%          28%          30%       29%       29%

        Risk-free interest
          rate............        6.24%          5.46%        5.48%        5.90%     5.70%     4.40%

        Expected life
          in years........          5              5            5           7.4         7       7.2

        Weighted average
          fair value per
          option at
          grant-date......     $11.08         $10.78        $11.32       $8.32      $3.88     $3.86

        A summary of the Holding Company and Alliance's option plans follows:

                                         HOLDING COMPANY                       ALLIANCE
                                   -----------------------------  -----------------------------------
                                                    Weighted                            Weighted
                                                     Average                            Average
                                                    Exercise                            Exercise
                                                    Price of                            Price of
                                       Shares        Options           Units            Options
                                   (In Millions)   Outstanding    (In Millions)       Outstanding
                                   -------------   -----------    -------------       -----------

        Balance as of
          January 1, 1998........       15.8          $14.53           10.6             $11.41
          Granted................        8.6          $33.13            2.8             $26.28
          Exercised..............       (2.2)         $10.59            (.9)            $ 8.91
          Forfeited..............        (.8)         $23.51            (.2)            $13.14
                                   ---------------                ----------------

        Balance as of
          December 31, 1998......       21.4          $22.00           12.3             $14.92
          Granted................        4.3          $31.70            2.0             $30.18
          Exercised..............       (2.4)         $13.26           (1.5)            $ 9.51
          Forfeited..............        (.6)         $24.29            (.3)            $17.79
                                   ---------------                ----------------

        Balance as of
          December 31, 1999......       22.7          $24.60           12.5             $17.95
          Granted................        6.5          $31.06            4.7             $50.93
          Exercised..............       (4.5)         $18.57           (1.7)            $10.90
          Forfeited..............       (1.2)         $26.15            (.1)            $26.62
                                   ---------------                ----------------

        Balance as of
          December 31, 2000......       23.5          $27.20           15.4             $17.95
                                   ===============                ================

        Information about options outstanding and exercisable at December 31, 2000 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------

               Holding
               Company

        ----------------------
        $ 9.06   -$13.88             3.4               3.3            $10.58             22.7                $27.14
        $14.25   -$22.63             3.9               6.7            $20.81              -                    -
        $25.32   -$34.59            13.0               8.4            $29.76              -                    -
        $40.97   -$41.28             3.2               7.6            $41.28              -                    -
        $52.25   -$52.25              .1               9.7            $52.25              -                    -
                              -----------------                                    ------------------
        $ 9.06   -$41.28            23.5               7.3            $27.20             22.7                $27.14
                              ================= ================ ===============   ==================   ================

              Alliance

        ----------------------
        $ 6.63    -$11.13            3.6               3.6            $ 9.60              3.6                $ 9.60
        $12.44    -$26.31            5.2               7.3            $21.29              2.6                $19.85
        $27.31    -$30.94            1.9               8.9            $30.24               .4                $30.24
        $48.50    -$53.75            2.5               9.5            $48.50              -                    -
        $48.50    -$53.75            2.2              10.0            $53.75              -                    -
                              -----------------                                    ------------------
        $ 6.63    -$53.75           15.4               7.4            $28.73              6.6                $14.87
                              ================= ================ ===============   ==================   ================

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimbursed the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $16.0 million for 2000. Also in 2000, the Company paid $678.9 million of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products in 2000. The Company charged AXA Distribution's subsidiaries $395.0 million for their applicable share of operating expenses in 2000 pursuant to the Agreements for Services.

22)     PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.











                                      F-42
`

          Supplement dated May 1, 2001 to Prospectus dated May 1, 2001
    ------------------------------------------------------------------------

                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
             1290 Avenue of the Americas, New York, New York 10104
                        Toll-Free Telephone 800-223-5790


                       ----------------------------------

                           VARIABLE ANNUITY BENEFITS

                       ----------------------------------


           This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable
                   annuity payment benefits after retirement.

                This Prospectus Supplement is not authorized for
                 distribution unless accompanied or preceded by
                    the Prospectus dated May 1, 2001 for the
                    appropriate Members Retirement Program.


------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

         When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

         Life Annuity - annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

         Life Annuity Period Certain - an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

         Joint and Survivor Annuity - Period Certain - an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

         When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Usually, a $350 charge will be deducted from the amount used to purchase the annuity to reimburse us for administrative expenses associated with processing the application and with issuing each month's annuity payment. Applicable premium taxes will also be deducted.

Annuity payments may be fixed or variable.

         FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity.
         If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. The annuity administrative charge may be greater than $350 in that case. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

         VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

         The amounts of variable annuity payments are determined as follows:
Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

         Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

         The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 4-3/4% and to the actual investment experience of the Fund.

         Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

         Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

         This table shows the Annuity Unit Values with an assumed based rate of return of 5 3/4%.

                First Business Day of          Annuity Unit Value
                ---------------------          ------------------
                     October 1987                   $4.3934
                     October 1988                   $3.5444
                     October 1989                   $4.8357
                     October 1990                   $3.8569
                     October 1991                   $5.4677
                     October 1992                   $5.1818
                     October 1993                   $6.3886
                     October 1994                   $6.1563
                     October 1995                   $7.4970
                     October 1996                   $8.0828
                     October 1997                  $11.0300
                     October 1998                   $7.5963
                     October 1999                   $9.8568
                     October 2000                  $10.6810

                                    THE FUND

         The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.

         For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2001 prospectus and the Statement of Additional Information.

                               INVESTMENT MANAGER

The Manager

         We, Equitable Life, act as Investment Manager to the Fund. As such, we have complete discretion over Fund assets and we invest and reinvest these assets in accordance with the investment policies described in our May 1, 2001 prospectus and Statement of Additional Information.

         We are a New York stock life insurance company with our Home Office at 1290 Avenue of the Americas, New York, New York 10104. Founded in 1859, we are one of the largest insurance companies in the United States. Equitable Life, our sole stockholder AXA Financial, Inc., and their subsidiaries managed assets of approximately $483.1 billion as of December 31, 2000, including third party assets of $393.6 billion.

Investment Management

         In providing investment management to the Fund, we currently use the personnel and facilities of our majority owned subsidiary, Alliance Capital Management L.P. ("Alliance"), for portfolio selection and transaction services. For a description of Alliance, see our May 1, 2001 Members Retirement Program prospectuses.

Fund Transactions

         The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by Alliance/Equitable Life and receive commissions paid by the Fund. For 2000, 1999 and 1998, the Fund paid $2,218,019, $5,877,438 and $4,288,187, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the fund in our May 1, 2001 Statement of Additional Information.

                              FINANCIAL STATEMENTS

                  The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                   Page

Report of Independent Accountants - PricewaterhouseCoopers LLP        7

        Statement of Assets and Liabilities,
             December 31, 2000                                        8

        Statement of Operations for the Year Ended
             December 31, 2000                                        9

        Statement of Changes in Net Assets for the Years Ended
             December 31, 2000 and 1999                              10

        Portfolio of Investments
             December 31, 2000                                       11

        Notes to Financial Statements                                14

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and the Contractowners of Separate Account No. 4 of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and related statement of operations and statements of changes in net assets present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) (The Growth Equity
Fund) of The Equitable Life Assurance Society of the United States ("Equitable Life") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES





Statement of Assets and Liabilities
DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Notes 2 and 3):
 Common stocks -- at value (cost: $1,116,245,191) ........................................    $1,186,681,431
 Preferred stocks -- at value (cost: $774,900) ...........................................           870,000
 Long-term debt securities -- at value (amortized cost: $7,427,784) ......................         3,493,125
 Participation in Separate Account No. 2A -- at amortized cost, which approximates market
   value, equivalent to 126,899 units at $320.30 .........................................        40,645,110
Receivable for investment securities sold ................................................         6,187,273
Dividends and interest receivable ........................................................         1,070,923
------------------------------------------------------------------------------------------------------------
Total assets .............................................................................     1,238,947,862
------------------------------------------------------------------------------------------------------------
LIABILITIES:
Due to Equitable Life's General Account ..................................................        17,151,785
Custodian fee payable ....................................................................            61,663
Investment management fees payable .......................................................             1,762
Accrued expenses .........................................................................           334,298
------------------------------------------------------------------------------------------------------------
Total liabilities ........................................................................        17,549,508
------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $1,221,398,354
============================================================================================================
Amount retained by Equitable Life in Separate Account No. 4 ..............................    $    2,205,293
Net assets attributable to contract owners ...............................................     1,175,684,856
Net assets attributable to annuity benefits ..............................................        43,508,205
------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $1,221,398,354
============================================================================================================



See Notes to Financial Statements.

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



Statement of Operations
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Dividends (net of foreign taxes withheld of $4,734).......................    $    7,810,989
Interest .................................................................           505,514
--------------------------------------------------------------------------------------------
Total investment income ..................................................         8,316,503
--------------------------------------------------------------------------------------------
EXPENSES (NOTE 4):
Investment management and accounting fees and program expense charge .....        (6,080,693)
Administrative fees ......................................................        (5,349,440)
Expense charges ..........................................................           (25,423)
Operating expenses .......................................................          (509,413)
--------------------------------------------------------------------------------------------
Total expenses ...........................................................       (11,964,969)
--------------------------------------------------------------------------------------------
Net investment loss ......................................................        (3,648,466)
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Realized gain from security and foreign currency transactions ............        93,460,750
Change in unrealized appreciation/depreciation of investments ............      (381,915,139)
--------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments ..........................      (288,454,389)
--------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS ....................    $ (292,102,855)
============================================================================================



See Notes to Financial Statements.

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES





Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                                        2000                  1999
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss ..........................................................     $   (3,648,466)     $     (4,223,520)
Net realized gain on investments and foreign currency transactions ...........         93,460,750           294,811,943
Change in unrealized appreciation/depreciation of investments ................       (381,915,139)          264,368,034
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets attributable to operations .............       (292,102,855)          554,956,457
-------------------------------------------------------------------------------------------------------------------------
FROM CONTRIBUTIONS AND WITHDRAWALS:
Contributions ................................................................        297,267,595           369,385,670
Withdrawals ..................................................................       (575,963,871)       (1,245,308,651)
-------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets attributable to contributions and withdrawals .....       (278,696,276)         (875,922,981)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets attributable to Equitable Life's transactions .....             58,000                58,823
-------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS .......................................................       (570,741,131)         (320,907,701)
NET ASSETS -- BEGINNING OF YEAR ..............................................      1,792,139,485         2,113,047,186
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS -- END OF YEAR ....................................................     $1,221,398,354      $  1,792,139,485
=========================================================================================================================



See Notes to Financial Statements.

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES




Portfolio of Investments -- December 31, 2000
-------------------------------------------------------------------------------------------
                                                                NUMBER OF         VALUE
                                                                  SHARES        (NOTE 3)
-------------------------------------------------------------------------------------------
COMMON STOCKS:
CONSUMER CYCLICALS
AIRLINES (17.6%)
Alaska Air Group, Inc.* ....................................      500,000     $ 14,875,000
Continental Airlines, Inc. (Class B)* ......................    2,275,000      117,446,875
Delta Air Lines, Inc. ......................................      140,000        7,026,250
Northwest Airlines Corp. (Class A)* ........................    2,500,000       75,312,500
                                                                              ------------
                                                                               214,660,625
                                                                              ------------
AUTO RELATED (0.3%)
Budget Group, Inc.* ........................................    1,225,000        2,603,125
Monaco Coach Corp.* ........................................       53,500          946,281
                                                                              ------------
                                                                                 3,549,406
                                                                              ------------
FOOD SERVICES, LODGING (2.8%)
Extended Stay America, Inc.* ...............................    2,700,000       34,695,000
                                                                              ------------
LEISURE RELATED (8.4%)
Carnival Corp. .............................................      800,000       24,650,000
Mattel, Inc. ...............................................      130,000        1,877,200
Metro-Goldwyn-Mayer, Inc.* .................................      280,000        4,567,500
Park Place Entertainment Corp.* ............................    1,430,000       17,070,625
Royal Caribbean Cruises Ltd. ...............................    2,050,000       54,222,500
                                                                              ------------
                                                                               102,387,825
                                                                              ------------
RETAIL -- GENERAL (0.6%)
Family Dollar Stores, Inc. .................................      350,000        7,503,125
                                                                              ------------
TOTAL CONSUMER CYCLICALS (29.7%) ...........................                   362,795,981
                                                                              ------------
CONSUMER NONCYCLICALS
HOSPITAL SUPPLIES & SERVICES (7.5%)
Affymetrix Inc.* ...........................................       20,000        1,488,750
Applera Corp. -- Applied Biosystems Group ..................      140,000       13,168,750
Health Management Associates, Inc. (Class A)* ..............    3,100,000       64,325,000
IMS Health, Inc. ...........................................      455,700       12,303,900
                                                                              ------------
                                                                                91,286,400
                                                                              ------------
MEDIA & CABLE (2.2%)
UnitedGlobalCom, Inc. (Class A)* ...........................      900,000       12,262,500
United Pan-Europe Communications (ADR) (Class A) * .........    1,400,000       14,700,000
                                                                              ------------
                                                                                26,962,500
                                                                              ------------
TOTAL CONSUMER NONCYCLICALS (9.7%) .........................                   118,248,900
                                                                              ------------
CREDIT SENSITIVE
FINANCIAL SERVICES (12.7%)
Concord EFS, Inc.* .........................................       20,000          878,750
Edwards (A.G.), Inc. .......................................      805,000       38,187,188
Legg Mason, Inc. ...........................................    2,130,000      116,085,000
                                                                              ------------
                                                                               155,150,938
                                                                              ------------

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES




Portfolio of Investments -- December 31, 2000 (Continued)
--------------------------------------------------------------------------------
                                                   NUMBER OF          VALUE
                                                     SHARES         (NOTE 3)
--------------------------------------------------------------------------------
INSURANCE (15.0%)
ACE Ltd. ......................................    1,600,000     $   67,900,000
CNA Financial Corp.* ..........................    2,927,700        113,448,375
XL Capital Ltd. (Class A) .....................       25,000          2,184,375
                                                                 --------------
                                                                    183,532,750
                                                                 --------------
REAL ESTATE (0.4%)
Boston Properties, Inc. .......................      111,600          4,854,600
                                                                 --------------
UTILITY -- TELEPHONE (5.1%)
Telephone & Data Systems, Inc. ................      700,000         63,000,000
                                                                 --------------
TOTAL CREDIT SENSITIVE (33.2%) ................                     406,538,288
                                                                 --------------
ENERGY
OIL -- DOMESTIC (3.9%)
Dynegy, Inc. (Class A) ........................       20,000          1,121,250
Kerr-McGee Corp. ..............................      650,000         43,509,375
Phillips Petroleum Co. ........................       50,000          2,843,750
                                                                 --------------
                                                                     47,474,375
                                                                 --------------
OIL -- SUPPLIES & CONSTRUCTION (1.3%)
Stolt Comex Seaway S.A.* ......................      165,000          1,815,000
Stolt Offshore S.A. (ADR) (Class A)* ..........    1,304,600         14,024,450
                                                                 --------------
                                                                     15,839,450
                                                                 --------------
TOTAL ENERGY (5.2%) ...........................                      63,313,825
                                                                 --------------
TECHNOLOGY
ELECTRONICS (3.0%)
Flextronics International Ltd.* ...............      900,000         25,650,000
Solectron Corp.* ..............................      140,000          4,746,000
StorageNetworks, Inc.* ........................      250,000          6,203,125
                                                                 --------------
                                                                     36,599,125
                                                                 --------------
TELECOMMUNICATIONS (13.5%)
Amdocs Ltd.* ..................................      475,000         31,468,750
Global TeleSystems, Inc.* .....................    4,005,000          3,254,062
Millicom International Cellular S.A.* .........    2,100,000         48,300,000
NTL Incorporated* .............................    1,400,000         33,512,500
United States Cellular Corp.* .................      800,000         48,200,000
                                                                 --------------
                                                                    164,735,312
                                                                 --------------
TOTAL TECHNOLOGY (16.5%) ......................                     201,334,437
                                                                 --------------
DIVERSIFIED
MISCELLANEOUS (2.8%)
U.S. Industries, Inc. .........................    1,000,000          8,000,000
Viad Corp. ....................................    1,150,000         26,450,000
                                                                 --------------
TOTAL DIVERSIFIED (2.8%) ......................                      34,450,000
                                                                 --------------
TOTAL COMMON STOCKS (97.1%)
 (Cost $1,116,245,191).........................                   1,186,681,431
                                                                 --------------

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
(THE GROWTH EQUITY FUND)
OF THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES




Portfolio of Investments -- December 31, 2000 (Concluded)
--------------------------------------------------------------------------------------
                                                      NUMBER OF            VALUE
                                                       SHARES             (NOTE 3)
--------------------------------------------------------------------------------------
PREFERRED STOCKS:
TECHNOLOGY
TELECOMMUNICATIONS (0.1%)
Amdocs Ltd.
 6.75% Conv. ..................................          15,000       $      870,000
                                                                      --------------
TOTAL TECHNOLOGY (0.1%) .......................                              870,000
                                                                      --------------
TOTAL PREFERRED STOCKS (0.1%)
 (Cost $774,900)...............................                              870,000
                                                                      --------------
                                                      PRINCIPAL
                                                        AMOUNT
                                                      ---------
LONG-TERM DEBT SECURITIES:
TECHNOLOGY
TELECOMMUNICATIONS (0.3%)
NTL, Incorporated
 7.0% Conv., 2008 .............................      $4,500,000            3,493,125
                                                                      --------------
TOTAL TECHNOLOGY (0.3%) .......................                            3,493,125
                                                                      --------------
TOTAL LONG-TERM DEBT SECURITIES (0.3%)
 (Amoritzed Cost $7,427,784)...................                            3,493,125
                                                                      --------------
PARTICIPATION IN SEPARATE ACCOUNT NO. 2A,
 at amortized cost, which approximates
 market value, equivalent to 126,899
 units at $320.30 each (3.3%)..................                           40,645,110
                                                                      --------------
TOTAL INVESTMENTS (100.8%)
 (Cost/Amoritzed Cost $1,165,092,985)..........                       $1,231,689,666
OTHER ASSETS LESS LIABILITIES (-0.8%) .........                          (10,291,312)
                                                                      --------------
NET ASSETS (100.0%) ...........................                       $1,221,398,354
                                                                      ==============




*     Non-income producing.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)
of The Equitable Life Assurance Society of the United States
Notes to Financial Statements


1.   GENERAL

     Separate Account No. 4 (Pooled) (the Growth Equity Fund) (the Fund) of The Equitable Life Assurance Society of the United States (Equitable Life), a wholly-owned subsidiary of AXA Financial, Inc., (previously The Equitable Companies Incorporated) was established in conformity with the New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of Equitable Life. These financial statements reflect the total net assets and results of operations for Separate Account No. 4. The American Dental Association Members Retirement Program is one of the many contract owners participating in this Fund.

     Interests of retirement and investment plans for Equitable Life employees, managers, and agents in Separate Account No. 4 aggregated $286,412,684 (23.4%), at December 31, 2000 and $365,557,809 (20.4%), at December 31,
     1999, of the net assets in the Fund.

     Equitable Life is the investment manager for the Fund. Alliance Capital Management L.P. (Alliance) serves as the investment adviser to Equitable Life with respect to the management of the Fund. Alliance is a limited partnership which is majority-owned by Equitable Life and AXA Financial, Inc.

     AXA Advisors, LLC (AXA Advisors), the successor to EQ Financial Consultants, Inc., is an affiliate of Equitable Life, and a distributor and principal underwriter of the contracts and the account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     Equitable Life, Alliance and AXA Advisors seek to obtain the best price and execution of all orders placed for the Fund considering all circumstances. In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, Equitable Life, Alliance and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the Fund's portfolio transactions.

     The net assets of the account are not chargeable with liabilities arising out of any other business Equitable Life may conduct. The excess of assets over reserves and other contract liabilities, if any, in the Separate Account No. 4 may be transferred to Equitable Life's General Account. Equitable Life's General Account is subject to creditor rights. The receivable for policy related transactions represents amounts receivable/payable to the General Account predominately related to policy-related transactions, premiums, surrenders and death benefits.

     The amount retained by Equitable Life in Separate Account No. 4 arises principally from (1) contributions from Equitable Life, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the account's investment results applicable to those assets in the account in excess of the net assets for the contracts. Amount retained by Equitable Life is not subject to charges for expense risks.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Security transactions are recorded on the trade date. Amortized cost of debt securities, where applicable, are adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

     Transactions denominated in foreign currencies are recorded at the rate prevailing at the date of such transactions. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations.

--------------------------------------------------------------------------------

     Equitable Life's internal short-term investment account, Separate Account No. 2A, was established to provide a more flexible and efficient vehicle to combine and invest temporary cash positions of certain eligible accounts (Participating Funds) under Equitable Life's management. Separate Account No. 2A invests in debt securities maturing in sixty days or less from the date of acquisition. At December 31, 2000, the investments held by all separate acccounts in Separate Account No. 2A consist of the following:



     --------------------------------------------------------------------------------------
                                                               AMORTIZED COST         %
     --------------------------------------------------------------------------------------
     U.S. Government Agencies, 5.70% due 01/02/01 .........    $ 212,312,104         99.9%
     --------------------------------------------------------------------------------------
     Total Investments ....................................      212,312,104         99.9
     Other Assets Less Liabilities ........................          154,556          0.1
     --------------------------------------------------------------------------------------
     Net Assets of Separate Account No. 2A ................    $ 212,466,660        100.0%
     ======================================================================================
     Units Outstanding ....................................          663,345
     Unit Value ...........................................    $      320.30



     Participating Funds purchase or redeem units depending on each participating account's excess cash availability or cash needs to meet its liabilities. Separate Account No. 2A is not subject to investment management fees. Short-term debt securities may also be purchased directly by the Fund.

     For 2000 and 1999, investment security transactions, excluding short-term debt securities, were as follows:



     -----------------------------------------------------------------------
                                             COST OF          NET PROCEEDS
                                            PURCHASES           OF SALES
     -----------------------------------------------------------------------
        Stocks and Debt securities:
          2000 ......................    $  722,297,282     $1,032,330,838
          1999 ......................     1,340,597,736      2,209,410,520
        U.S. Government and Agencies:
          2000 ......................                --                 --
          1999 ......................                --                 --
     -----------------------------------------------------------------------



     The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
     (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

3.   INVESTMENTS

     Investment securities are valued as follows:

     Stocks listed on national securities exchanges and certain over-the-counter issues traded on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price.

     Foreign securities not traded directly, or in American Depository Receipt
     (ADR) form in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

     United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

     Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where Equitable Life and Alliance deem it appropriate to do so, an over-the-counter or exchange quotation may be used.

     Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

     Convertible bonds and unlisted convertible preferred stock are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

     Other assets that do not have a readily available market price are valued at fair value as determined in good faith by Equitable Life's Investment officers.

--------------------------------------------------------------------------------

     Separate Account No. 2A is valued daily at amortized cost, which approximates market value. Short-term debt securities purchased directly by the Fund which mature in 60 days or less are valued at amortized cost. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.

4.   EXPENSES

     Charges and fees relating to the Fund are deducted in accordance with the terms of the various contracts which participate in the Fund and with respect to the American Dental Association Members Retirement Program as follows:

     Program Expense Charge:

     Prior to May 1, 2000 the expense charge was made on the combined value of all investment options maintained under the contract with Equitable Life at a monthly rate of 1/12 of (i) 0.645 of 1% of the first $400 million and
     (ii) 0.640 of 1% of the excess over $400 million.

     Effective May 1, 2000 an expense charge is made on the combined value of all investment options maintained under the contract with Equitable Life at a monthly rate of 1/12 of (i) 0.625 of 1% of the first $400 million and
     (ii) 0.620 of 1% of the excess over $400 million.

     A portion of the Program Expense Charge assessed by Equitable Life is made on behalf of the ADA and is equal to a monthly rate of 1/12 for (i) 0.025 of 1% of the first $400 million and (ii) 0.020 of 1% of the excess over $400 million. Currently, the ADA's portion of the Program Expense Charge was temporarily reduced to 0.015% for all asset value levels. The remainder of this charge is retained by Equitable Life.

     Investment Management and Administration Fees:

     Equitable Life receives a fee based on the value of Growth Equity Fund at a monthly rate of 1/12 of (i) 0.44 of 1% of the first $100 million and (ii)
     0.35 of 1% of the excess over $100 million of its ADA Program assets.

     Direct Operating and Other Expenses:

     In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to its operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. A record maintenance and report fee of $3 is deducted quarterly from each participant's aggregate account balance. For clients with Investment Only plans, a record maintenance fee of $1 is deducted quarterly.

     These charges and fees are paid to Equitable Life by the Fund and are recorded as expenses in the accompanying Statement of Operations.

5.   TAXES

     No federal income tax based on net income or realized and unrealized capital gains was applicable to contracts participating in the Fund for the two years ended December 31, 2000, by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life for such years will affect such contracts. Accordingly, no federal income tax provision is required.

                                     PART C

                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

         (a)  Financial Statements included in Part B.

              The following are included in the Statement of Additional Information relating to the American Dental Association Members Retirement Program:

         1.   Separate Account No. 195:
              -Report of Independant Accountants
              -Statement of Assets and Liabilities, December 31, 2000 -Statements of Operations and Changes in Net Assets for the
               Years Ended December 31, 2000 and 1999
              -Notes to Financial Statements

         2.   Separate Account No. 197:
              -Report of Independant Accountants
              -Statement of Assets and Liabilities, December 31, 2000 -Statements of Operations and Changes in Net Assets for the
               Years Ended December 31, 2000 and 1999
              -Notes to Financial Statements

         3.   Separate Account No. 198:
              -Report of Independant Accountants
              -Statement of Assets and Liabilities, December 31, 2000 -Statements of Operations and Changes in Net Assets for the
               Years Ended December 31, 2000 and 1999
              -Notes to Financial Statements

         4.   The Equitable Life Assurance Society of the United States:
              -Report of Independent Accountants - Pricewaterhouse LLP -Consolidated Balance Sheets, December 31, 2000 and 1999 -Consolidated Statements of Earnings for the Years Ended
               December 31, 2000, 1999 and 1998
              -Consolidated Statements of Equity for Years Ended December 31,
               2000, 1999 and 1998
              -Consolidated Statements of Cash Flows for the Years Ended
               December 31, 2000, 1999 and 1998
              -Notes to Consolidated Financial Statements

         5.   Lifecycle Group Trust - Conservative:
              -Report of Independent Accountants - Lifecycle Group Trust
               Conservative -Statements of Assets and Liabilities, December 31, 2000 -Statements of Operations for the Year Ended December 31, 2000 -Statements of Changes in Net Assets for the Years Ended December 31, 2000 and 1999
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 2000

         6.   Lifecycle Group Trust - Moderate:
              -Report of Independent Accountants - Lifecycle Group Trust -
               Moderate -Statements of Assets and Liabilities, December 31, 2000
              -Statements of Operations for the Year Ended December 31, 2000 -Statements of Changes in Net Assets for the Years Ended December
               31, 2000 and 1999
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 2000

         7.   S&P 500 Flagship Fund:
              -Report of Independent Accountants - S&P 500 Index with Futures:
              -Combined Statements of Assets and Liabilities Ended December 31,
               2000
              -Combined Statements of Operations for the Years Ended December
               31, 2000 and 1999
              -Combined Statements of Changes in Net Assets for the Years Ended
               December 31, 2000 and 1999 Schedule of Investments, December 31, 2000

         8.   Russell 2000 Fund:
              -Report of Independent Accountants - Russell 2000 Fund -Statements of Assets and Liabilities, December 31, 2000 -Statements of Operations for the Year Ended December 31, 2000 -Statements of Changes in Net Assets for the Years Ended December
               31, 2000 and 1999
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 2000

         9.   Daily EAFE Fund:
              -Report of Independent Accountants - Daily EAFE Fund -Statements of Assets and Liabilities, December 31, 2000 -Statements of Operations for the Year Ended December 31, 2000 -Statements of Changes in Net Assets for the Years Ended December 31,
              2000 and 1999
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 2000

         10.  Daily Government/Corporate Bond Fund:
              -Report of Independent Accountants - Daily Government/Corporate
               Bond Fund
              -Statements of Assets and Liabilities, December 31, 2000 -Statements of Operations for the Year Ended December 31, 2000 -Statements of Changes in Net Assets for the Years Ended
               December 31, 2000 and 1999
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 2000

         11.  Short Term Investment Fund:
              -Report of Independent Accountants - Short Term Investment Fund -Statements of Assets and Liabilities, December 31, 2000 -Statements of Operations for the Year Ended December 31, 2000 -Statements of Changes in Net Assets for the Years Ended December
               31, 2000 and 1999
              -Selected Per Unit Data
              -Notes to Financial Statements
              -Schedule of Investments, December 31, 2000


         (b)  Exhibits.

         The following Exhibits are filed herewith:

         1.(a) Resolutions of the Board of Directors of The Equitable Life
               Assurance Society of the United States ("Equitable") authorizing the establishment of Separate Accounts Nos. 197 and 198, incorporated by reference to Registration Statement No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

         (b) Action by Brian S. O'Neil, Executive Vice President and Chief Investment Officer of Equitable, dated October, 1993 establishing Separate Account No. 195 and copies of resolutions of the Board of Directors of Equitable referenced in said action, incorporated by reference to Registration Statement No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

         2.   Not applicable.

         3.   (a)(1)Service Agreement, effective as of February 1, 1994, among The Seven Seas Series Fund, Russell Fund Distributors, Inc. in its capacity as distributor of the Seven Seas Series Fund and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No.33-75614 on Form N-4 of Registrant, filed on February 23, 1994.

              (a)(2)Service Agreement, effective as of February 1, 1994, between State Street Bank and Trust Company and The Equitable Life Assurance Society of The United States, incorporated by reference to Registration No.33-75614 on Form N-4 of Registrant, filed on February 23, 1994.

              (b) Letter Agreement between The Equitable Life Assurance Society of the United States and the Trustees of the American Dental Association Members Retirement Trust and Trustees of the American Dental Association Members Pooled Trust for Retirement, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 29, 1994.

              (c) Letter Agreement between The Equitable Life Assurance Society of the United States and the Trustees of the American Dental Association Members Retirement Trust and Trustees of the American Dental Association Members Pooled Trust for Retirement, incorporated by reference to

                    Registration No. 33-75616 on Form N-4 of Registrant, filed on April 28, 1995.

              (d) Form of Agreement, effective as of May 1, 1995, between State Street Bank and Trust Company and The Equitable Life Assurance Society of the United States regarding Lifecycle Fund Group Trusts and Underlying Funds, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 28, 1995.

         4.   (a)   Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form
                    No. APC 1,000-91, among the Trustees of the American Dental
                    Association Members Retirement Trust, the American Dental
                    Association Members Pooled Trust for Retirement Plans and
                    The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-40162, filed on
                    December 20, 1991.

              (b) Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed on April 8, 1992.

              (c) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed on April 8, 1992.

               (d) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States incorporated by reference to Exhibit No. 4(i) to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 29, 1994.

              (e) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 29, 1994.

              (f) Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrat, filed on February 27, 1995.


              (g) Form of Rider No. 6 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 30, 1996.

              (h) Form of Rider No. 7 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 30, 1996.

              (i) Form of Rider No. 8 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 30, 1996.


              (j) Form of Rider No. 9 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-75616 on Form N-4, filed on April 30, 1997.


         5.   (a)   Exhibit 7(a) (Form of Participation Agreement for the
                    standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of
                    Registrant, filed on April l6, 1986.

              (b) Exhibit 7(b) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed on April l6, 1986.

              (c) Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1988.

              (d) Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to Registration

                    Statement on Form S-1 of Registrant, filed on April 2l, l987.

              (e) Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1989.

              (f) Exhibit 7(w) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1989.

              (g) Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1989.

         6.   (a)   Copy of the Restated Charter of  The Equitable Life
                    Assurance Society of the United States, as amended January
                    1, 1997, incorporated by reference to Post-Effective
                    Amendment No. 4 to Registration Statement No. 33-75616, filed on April 29, 1997.

              (b) By-Laws of The Equitable Life Assurance Society of the United States, as amended November 21, 1996, incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-75616, filed on April 29, 1997.

         7.   Not applicable

         8.   (a)   Exhibit 11(a)(2) (Form of American Dental Association
                    Members Retirement Plan, as filed with the Internal Revenue
                    Service), incorporated by reference to Post-Effective
                    Amendment No. 2 to Registration No. 33-21417 on Form N-3 of
                    Registrant, filed on April 26, 1989.

              (b) Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed on April 26, 1989.

              (c) Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed on December 20, 1991.

              (d) Exhibit 11(g) (Copy of Administration Services Agreement, dated January 10, 1986, among The Equitable Life Assurance Society of the United States, the Trustees of the Trust maintained under the American Dental Association Members Retirement Plan, the Trustees of the Pooled Trust maintained by the American Dental Association and the Council of Insurance of the American Dental Association), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed on April l6, 1986.

              (e) Exhibit 11(j) (Copy of American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1,
                    1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant on Form N-3 of Registrant, filed on December 20, 1991.

              (f) Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed on
                    December 20, 1991.

              (g) Administrative Services Agreement among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust and of the American Dental Association Member Retirement Trust for Retirement Plans and the Council on Insurance of the American Dental Association, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on April 29, 1994.

              (h) Declaration of Trust dated February 21, 1991 for the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (i) First Amendment to the Declaration of Trust dated as of July 19, 1991, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (j) Fund Declaration of State Street Bank and Trust Company establishing the Lifecycle Fund Group Trust-Conservative dated February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

           (j)(j) Second Amended and restated Declaration of Trust of the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans, dated as of March 13, 1997.

              (k) First Amendment and Fund Declaration for the Lifecycle Group Trust-Conservative, effective April 26, 1995, incorporated by reference to Registration No. 33-75616, filed on April 28, 1995.

              (l) Fund Declaration of State Street Bank and Trust Company establishing the Lifecycle Fund Group Trust-Moderate dated February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

              (m) First Amendment and Fund Declaration for the Lifecycle Fund Group Trust-Moderate, effective April 26, 1995, incorporated by reference to Registration No. 33-75616, filed on April 28, 1995.

              (n) Amendment and Fund Declaration for the S&P 500 Flagship Fund effective September 1, 1991, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

           (n)(n) Amendment and Fund Declaration for S&P 500 Flagship Fund, effective January 1, 2000.

              (o) Amendment and Fund Declaration for the Short Term Investment Fund effective September 1, 1991, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

           (o)(o) Second Amendment and Fund Declaration for Short Term Investment Fund, effective November 1, 1998.

              (p) Fund Declaration for the Daily EAFE Fund effective September 16, 1993, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

           (p)(p) Amendment and Fund Declaration for the Daily EAFE Fund, effective January 1, 2000.

              (q) First Amendment and Fund Declaration for the Daily Government/Corporate Bond Fund effective November 30, 1994, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

           (q)(q) Amendment and Fund Declaration for the Government Corporate Bond Fund, effective September 1, 2000.

              (r) Second Amendment and Fund Declaration for the Russell 2000 Fund effective February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

           (r)(r) Amendment and Fund Declaration for the Russell 2000 Index Fund, effective January 1, 2000.

              (s) Fund Declaration for the Russell 2000 Growth Fund effective February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

           (s)(s) Amendment and Fund Declaration for the Russell 2000 Growth Index Securities Lending Fund, effective January 1, 2000.

              (t) Fund Declaration for the Russell 2000 Value Fund effective February 1, 1995, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed on February 27, 1995.

           (t)(t) Amendment and Fund Declaration for the Russell 2000 Value Index Securities Lending Fund, effective January 1, 2000.

         9.   (a)   Opinion and Consent of Peter A. Weinberg, Vice President
                    and Counsel and The Equitable Life Assurance Society, incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 33-75616 of Registrant, filed on April 29, 1994.


              (b) Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of The Equitable Life Assurance Society of the United States, incorporated herein by reference to Registration Statement File No. 333-51031 filed April 24, 1998.

              (c) Opinion and Consent of Mary Joan Hoene, Vice President and Counsel of the Equitable Life Assurance Society of the United States, incorporated herein by reference to Exhibit No. 9(c) to Registration Statement No. 333-77113, filed on April 26, 1999.

              (d) Opinion and Consent of Robin Wagner, Vice President and Counsel of the Equitable Life Assurance Society of the United States. Previously filed with this Registration Statement, File No. 333-35596, on April 26, 2000.


         10.  (a)   Consent of Peter A. Weinberg (included within Exhibit 9(a)
                    above).

              (b) Consent of Mary P. Breen (included within Exhibit 9(b) above).

              (b)(i)Consent of Mary Joan Hoene (included within
                    Exhibit 9(c)).

              (b)(ii)Consent of Robin Wagner (included within Exhibit 9(d)
                     above).

              (c)   Consent of PricewaterHouseCoopers LLP.

              (d) Powers of Attorney (Equitable). Previously filed with this Registration Statement, File No. 333-35596, on April 26, 2000.

              (e) Powers of Attorney (State Street), incorporated by reference to Registration Statement No. 33-75616 of Registrant, filed on April 28, 1995.

              (f)   Power of Attorney for Claus-Michael Dill (Equitable).

         11.  Not applicable.

         12.  Not applicable.

         13.  Not applicable.

         14.  Not Applicable.

Item 25: Directors and Officers of Equitable.

         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

DIRECTORS



Francoise Colloc'h                          Director
AXA
25, Avenue Matignon
75008 Paris, France

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Joseph L. Dionne                            Director
198 North Wilton Rd.
New Canaan, CT 06840

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Jean-Rene Fourtou                           Director
Aventis
46 quai de la Rapee
75601 Paris Cedex 12
France

Norman C. Francis                           Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

Donald J. Greene                            Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513

John T. Hartley                             Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell Jr.                      Director
SBC Warburg Dillion Read LLC
299 Park Ave. 40th Floor
New York, NY 10171

Mary R. (Nina) Henderson                    Director
425 East 86th Street
Apt 12-C
New York, NY 10028


W. Edwin Jarmain                            Director
77 King Street West
Toronto, M5K 1K2
Canada

George T. Lowy                              Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

Didier Pineau-Valencienne                   Director
Credit Suisse First Boston
64, rue de Miromesil
75008 Paris, France

George J. Sella, Jr.                        Director
P.O. Box 397
Newton, NJ 07860


Peter J. Tobin                              Director
St. John's University
8,000 Utopia Parkway
Jamaica, NY 11439


Dave H. Williams                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

OFFICER-DIRECTORS
-----------------

*Michael Hegarty                            President, Chief Operating
                                            Officer and Director

*Edward D. Miller                           Chairman of the Board,
                                            Chief Executive Officer
                                            and Director

* Stanley B. Tulin                          Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------


*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy Chief
                                            Information Officer

*Derry Bishop                               Executive Vice President and
                                            Managing Director, Retail
                                            Distribution

*Harvey Blitz                               Senior Vice President



*Kevin R. Byrne                             Senior Vice President and Treasurer

*John A. Caroselli                          Executive Vice President

*Selig Erlich                               Senior Vice President and Deputy
                                            General Manager

*Stuart L. Faust                            Senior Vice President and Deputy
                                            General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

*Paul J. Flora                              Senior Vice President and Auditor

*Robert E. Garber                           Executive Vice President and
                                            Chief Legal Officer

 James D. Goodwin                           Vice President

*Edward J. Hayes                            Senior Vice President

*Craig Junkins                              Senior Vice President

*Donald R. Kaplan                           Senior Vice President and Chief
                                            Compliance Officer and Associate
                                            General Counsel

*William Levine                             Executive Vice President and Chief
                                            Information Officer

*Michael S. Martin                          Executive Vice President and
                                            Managing Director, Retail
                                            Distribution

*Richard J. Matteis                         Executive Vice President

*Peter D. Noris                             Executive Vice President and Chief
                                            Investment Officer

*Brian S. O'Neil                            Executive Vice President

*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Senior Vice President, Secretary and
                                            Associate General Counsel

*Samuel B. Shlesinger                       Senior Vice President

*Richard V. Silver                          Senior Vice President and
                                            General Counsel

*Jose Suquet                                Senior Executive Vice President and
                                            Chief Distribution Officer

*Naomi J. Weinstein                         Vice President

*Gregory Wilcox                             Executive Vice President

*Maureen K. Wolfson                         Vice President

*R. Lee Wilson                              Executive Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant:


            Separate Account Nos. 195, 197 and 198 of The Equitable Life Assurance Society of the United States (the "Separate Accounts") are separate accounts of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company") (formerly the Equitable Companies, Incorporated).



            AXA owns 100% of the Holding Company's outstanding common stock.
AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                 SOVEREIGN                                                                                           % OF VOTING
 PRINCIPAL      POWER UNDER                                                             NAME OF                       SECURITIES
 BUSINESS     WHICH ORGANIZED             NAME OF COMPANY                         CONTROLLING ENTITY                    OWNED
-----------------------------------------------------------------------------------------------------------------------------------
                  DE           AXA Financial, Inc.                             The Axa Group
                  ND           Frontier Trust Company, FSB                     AXA Financial, Inc.                       100.00%
                  DE           AXA Client Solutions, LLC                       AXA Financial, Inc.                       100.00%
                  DE           AXA Distribution Holding Corporation            AXA Client Solutions, LLC                 100.00%
                  DE           AXA Advisors, LLC                               AXA Distribution Holding Corporation      100.00%
Operating         DE           AXA Network, LLC                                AXA Distribution Holding Corporation      100.00%
Operating         AL           AXA Network of Alabama, LLC                     AXA Network, LLC                          100.00%
Operating         DE           AXA Network of Connecticut, Maine               AXA Network, LLC                          100.00%
                                 and New York, LLC
Operating         MA           AXA Network Insurance Agency of                 AXA Network, LLC                          100.00%
                                 Massachusetts, LLC
Operating         NV           AXA Network of Nevada, Inc.                     AXA Network, LLC                             -
Operating         P.R.         AXA Network of Puerto Rico, Inc.                AXA Network, LLC                             -
Operating         TX           AXA Network Insurance Agency of of Texas, Inc.  AXA Network, LLC                             -
Insurance         NY           The Equitable Life Assurance Society            AXAeClient Solutions, LLC                 100.00%
                                 of the United States
Insurance         CO           The Equitable of Colorado, Inc.                 The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        DE           Equitable Deal Flow Fund, L.P.                  The Equitable Life Assurance Society         -
                                                                                 of the United States
Investment        DE           Equitable Managed Assets, L.P.                  Equitable Deal Flow Fund, L.P.               -
Investment        **           Real Estate Partnership Equities (various)      The Equitable Life Assurance Society         -
                                                                                 of the United States
HCO               NY           Equitable Holdings, LLC                         The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Real Estate       NY           EREIM LP Associates (L.P.)                      The Equitable Life Assurance Society         -
                                                                                 of the United States
Investment        NY           EML Associates, L.P.                            EREIM LP Associates (L.P.)                   -
                               ACMC, Inc.                                      The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        PA           Wil-Gro, Inc.                                   The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        DE           STCS, Inc.                                      The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        MA           Fox Run, Inc.                                   The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        MD           FTM Corp.                                       The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        DE           EVSA, Inc.                                      The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        CA           Equitable BJVS, Inc.                            The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        MA           Equitable Rowes Wharf, Inc.                     The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        TX           GP/EQ Southwest, Inc.                           The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Operating         DE           Equitable Structured Settlement Corp.           The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        DE           ELAS Realty, Inc.                               The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Real Estate       DE           Prime Property Funding II, Inc.                 The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        FL           Sarasota Prime Hotels, LLC                      The Equitable Life Assurance Society      100.00%
                                                                                 of the United States
Investment        MI           ECLL, Inc.                                      The Equitable Life Assurance Society      100.00%
                                                                                 of the United States

                      LISTING A -- EQUITABLE HOLDINGS, LLC


                 SOVEREIGN                                                                                           % OF VOTING
 PRINCIPAL      POWER UNDER                                                             NAME OF                       SECURITIES
 BUSINESS     WHICH ORGANIZED             NAME OF COMPANY                         CONTROLLING ENTITY                    OWNED
-----------------------------------------------------------------------------------------------------------------------------------
                               AXA Financial, Inc.                             The AXA Group                                -
                               AXA Client Solutions, LLC                       AXA Financial, Inc.                          -
                               The Equitable Life Assurance Society            AXA Client Solutions, LLC                    -
                                 of the United States
                               Equitable Holdings, LLC                         The Equitable Life Assurance Society         -
                                                                                 of the United States
Operating           DE         ELAS Securities Acquisition Corporation         Equitable Holdings, LLC                   100.00%
Operating           MA         100 Federal Street Realty Corporation           Equitable Holdings, LLC                   100.00%
Operating           MA         100 Federal Street Funding Corporation          Equitable Holdings, LLC                   100.00%
Operating           VT         Equitable Casualty Insurance Company *          Equitable Holdings, LLC                   100.00%
Operating           DE         EREIM LP Corporation                            Equitable Holdings, LLC                   100.00%
Operating           NY         EREIM LP Associates (L.P.)                      EREIM LP Corporation                         -
Investment          NY         EML Associates, L.P.                            EREIM LP Associates (L.P.)                   -
Operating           DE         ECMC, LLC                                       Equitable Holdings, LLC                   100.00%
Investment          DE         Equitable Capital Private Income &              EMC, LLC                                     -
                                 Equity Partnership II, L.P.
Operating           DE         Alliance Capital Management Corporation         Equitable Holdings, LLC                   100.00%
Operating           DE         Equitable JV Holding Corp.                      Equitable Holdings, LLC                   100.00%
Operating           DE         EQ Services, Inc.                               Equitable Holdings, LLC                   100.00%
Operating           DE         EREIM Managers Corporation                      Equitable Holdings, LLC                   100.00%
Investment          DE         ML/EQ Real Estate Portfolio, L.P.               EREIM Managers Corporation                   -
Investment          NY         EML Associates, L.P.                            ML/EQ Real Estate Portfolio                  -
Investment          DE         Equitable JVS, Inc.                             Equitable Holdings, LLC                   100.00%
Investment          NY         Astor Times Square Corp.                        Equitable JVS, Inc.                       100.00%
Investment          NY         Astor/Broadway Acquisition Corp.                Equitable JVS, Inc.                       100.00%
Investment          TX         PC Landmark, Inc.                               Equitable JVS, Inc.                       100.00%
Investment          DE         EJSVS, Inc.                                     Equitable JVS, Inc.                       100.00%
Investment          MD         Equitable JVS II, Inc.                          Equitable Holdings, LLC                   100.00%
Investment          GA         Six-Pac G.P., Inc.                              Equitable Holdings, LLC                   100.00%
Operating           DE         Equitable Distributors, Inc.                    Equitable Holdings, LLC                   100.00%
Operating           DE         Equitable Distributors, LLC                     Equitable Holdings, LLC                   100.00%
Operating           AL         Equitable Distributors Insurance                Equitable Distributors, LLC               100.00%
                                 Agency of Alabama, LLC
Operating           DE         Equitable Distriburors Insurance Agency of      Equitable Distributors, LLC               100.00%
                                 Connecticut, Maine and New York, LLC
Operating           DE         J.M.R. Realty Services, Inc.                    Equitable Holdings, LLC                   100.00%


                      LISTING B -- ALLIANCE CAPITAL MANAGEMENT CORP.


                 SOVEREIGN                                                                                           % OF VOTING
 PRINCIPAL      POWER UNDER                                                             NAME OF                       SECURITIES
 BUSINESS     WHICH ORGANIZED             NAME OF COMPANY                         CONTROLLING ENTITY                    OWNED
-----------------------------------------------------------------------------------------------------------------------------------
                               AXA Financial, Inc.                             The AXA Group                                 -
                               AXA Client Solutions, LLC                       AXA Financial, Inc.                           -
                               The Equitable Life Assurance Society            AXA Client Solutions, LLC                     -
                                 of the United States
                               Equitable Holdings, LLC                         The Equitable Life Assurance Society          -
                                                                                  of the United States
                               Alliance Capital Management Corporation         Equitable Holdings, LLC                       -
Operating       DE             Alliance Capital Management Holding L.P.        Alliance Capital Management                   -
Operating       DE             Alliance Capital Management L.P.                Alliance Capital Management                   -
Operating       DE             Albion Alliance LLC                             Alliance Capital Management, L.P.           37.60%
HCO             DE             Cursitor Alliance LLC                           Alliance Capital Management, L.P.           93.00%
Operating       U.K.           Cursitor Alliance Holdings Ltd.                 Cursitor Alliance LLC                      100.00%
Operating       MA             Draycott Partners. Ltd.                         Cursitor Alliance Holdings, Ltd.           100.00%
Operating       U.K.           Cursitor Alliance Services Ltd.                 Cursitor Alliance Holdings, Ltd.           100.00%
Operating       Lux.           Cursitor Management Co. S.A.                    Cursitor Alliance Holdings, Ltd.           100.00%
Operating       U.K.           Alliance Asset Allocation Ltd.                  Cursitor Alliance Holdings, Ltd.           100.00%
Operating       NY             Cursitor Eaton Asset Management Co.             Alliance Asset Allocation, Ltd.             50.00%
Operating       France         Alliance Cecogest                               Alliance Asset Allocation, Ltd.             75.00%
HCO             DE             Alliance Capital Management LLC                 Alliance Capital Management, L.P.          100.00%
HCO             DE             Sanford C. Bernstein & Co., LLC                 Alliance Capital Management, LLC           100.00%
HCO             DE             Alliance Capital Management Corp. of Delaware   Alliance Capital Management, L.P.          100.00%
Operating       U.K.           Sanford C. Bernstein Ltd.                       Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       Aust.          Sanford C. Bernstein Proprietary Ltd.           Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       DE             Alliance Fund Services, Inc.                    Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       DE             Alliance Fund Distributors, Inc.                Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       DE             Alliance Capital Oceanic Corp.                  Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       Brazil         Alliance Capital Management (Brazil) Ltd.       Alliance Capital Management Corp.           99.00%
                                                                                 of Delaware
Operating       Aust.          Alliance Capital Management Australia Limited   Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       DE             Meiji - Alliance Capital Corp.                  Alliance Capital Management Corp.           50.00%
                                                                                 of Delaware
Operating       Lux.           Alliance Capital (Luxembourg) S.A.              Alliance Capital Management Corp.           99.98%
                                                                                 of Delaware
Operating       DE             Alliance Barra Research Institute, Inc.         Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       DE             Alliance Capital Management Canada, Inc.        Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       DE             Alliance Capital Global Derivatives Corp.       Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       Lux.           ACM Global Investor Services S.A.               Alliance Capital Management Corp.           99.00%
                                                                                 of Delaware
Operating       Spain          ACM Fund Services (Espana) S.L.                 ACM Global Investor Services S.A.          100.00%
Operating       Singapore      Alliance Capital Management (Singapore) Ltd.    Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating       Cayman Isl.    ACM CIIC Investment Management Ltd.             Alliance Capital Management Corp.           54.00%
                                                                                 of Delaware
Operating       DE             ACM Software Services Ltd.                      Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware


                      LISTING B -- ALLIANCE CAPITAL MANAGEMENT CORP.


                 SOVEREIGN                                                                                           % OF VOTING
 PRINCIPAL      POWER UNDER                                                             NAME OF                       SECURITIES
 BUSINESS     WHICH ORGANIZED              NAME OF COMPANY                        CONTROLLING ENTITY                    OWNED
-----------------------------------------------------------------------------------------------------------------------------------
                               AXA Financial, Inc.                             The AXA Group                                 -
                               AXA Client Solutions, LLC                       AXA Financial, Inc.                        100.00%
                               The Equitable Life Assurance Society            AXA Client Solutions, LLC                     -
                                 of the United States
                               Equitable Holdings, LLC                         The Equitable Life Assurance Society          -
                                                                                 of the United States
                               Alliance Capital Management Corporation         Equitable Holdings, LLC                       -
                               Alliance Capital Management L.P.                Alliance Capital Management                   -
                                                                                 Corporation
                               Alliance Capital Management Corp.               Alliance Capital Management L.P.              -
                                 of Delaware (Cont'd)
Operating      Austria         East Fund Managementberatung GmbH.              Alliance Capital Management Corp. of        51.00%
                                                                                 of Delaware
Operating      Czech           Albion Alliance EFM                             East Fund Managementberatung GmbH           49.00%
Operating      Cyprus          East Fund Management (Cyprus) Ltd.              East Fund Managementberatung GmbH          100.00%
Operating      Romania         EFM Consultanta Financiara Bucuresti SRL        East Fund Management (Cyprus) Ltd.         100.00%
Operating      Mauritius       Alliance Capital (Mauritius) Private Ltd.       Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      India           Alliance Capital Asset Management               Alliance Capital (Mauritius)                75.00%
                                (India) Private Ltd.                             Private Ltd.
Operating      India           ACSYS Software India Private Ltd.               Alliance Capital (Mauritius)                51.00%
                                                                                 Private Ltd.
Operating      India           ACAM Trust Company Private Ltd.                 Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      DE              Alliance Eastern Europe, Inc.                   Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      DE              Alliance Capital Management (Asia) Ltd.         Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      Turkey          Alliance Capital Management (Turkey) Ltd.       Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      Japan           Alliance Capital Asset Management (Japan) Ltd.  Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      U.K.            Alliance Capital Limited                        Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      U.K.            Alliance Capital Services Ltd.                  Alliance Capital Limited                   100.00%
Operating      U.K.            Dimensional Trust Management Ltd.               Alliance Capital Services Ltd.             100.00%
Operating      DE              Alliance Corporate Finance Group Inc.           Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      Brazil          BCN Alliance Capital Management SA              Alliance Capital Management Corp.           50.00%
                                                                                 of Delaware
Operating      Poland          Przymierze Trust Fund Co.                       Alliance Capital Management Corp.           49.00%
                                                                                 of Delaware
Operating      Russia          Alliance SBS-AGRO Capital Management Co.        Alliance Capital Management Corp.           49.00%
                                                                                 of Delaware
Operating      Poland          Pekao/Alliance PTE S.A.                         Alliance Capital Management Corp.           49.00%
                                                                                 of Delaware
Operating      U.K.            Whittingdale Holdings Ltd.                      Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      U.K.            Alliance Capital Whittingdale Ltd.              Whittingdale Holdings Ltd.                 100.00%
Operating      U.K.            ACM Investments Ltd.                            Whittingdale Holdings Ltd.                 100.00%
Operating      U.K.            Whittingdale Nominees Ltd.                      Whittingdale Holdings Ltd.                 100.00%
Operating      So Korea        Hanwha Investment Trust Mgmt. Co., Ltd          Alliance Capital Management Corp.           20.00%
                                                                                 of Delaware
Operating      H.K.            New Alliance Asset Management (Asia) Ltd        Alliance Capital Management Corp.           50.00%
                                                                                 of Delaware
Operating      Lux.            ACM New-Alliance (Luxembourg) S.A.              Alliance Capital Management Corp.          100.00%
                                                                                 of Delaware
Operating      So Africa       Alliance Capital Mgmt. (Proprietary) Ltd.       Alliance Capital Management Corp.           80.00%
                                                                                 of Delaware
Operating      Zimbabwe        Alliance-MBCA Capital (Private) Ltd.            Alliance Capital Mgmt.                      50.00%
                                                                                 (Proprietary) Ltd.
Operating      Namibia         Alliance Odyssey Capital Mgmt. (Nambia)         Alliance Capital Mgmt.                     100.00%
                                 (Proprietary) Ltd.                              (Proprietary) Ltd.



                                AXA GROUP CHART

                                    SOVEREIGN POWER                                                                      % OF VOTING
                                      UNDER WHICH                                                                         SECURITIES
PRINCIPAL BUSINESS                     ORGANIZED               NAME OF COMPANY             NAME OF CONTROLLING ENTITY       OWNED
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES & REAL ESTATE       AUSTRALIA         NATIONAL MUTUAL FUND MANAGEMENT AXA ASIA PACIFIC HOLDINGS LIMITED    100.00
FINANCIAL SERVICES & REAL ESTATE       BELGIUM           AXA INVESTMENT MANAGERS         AXA INVESTMENT MANAGERS              100.00
                                                           BRUXELLES
FINANCIAL SERVICES & REAL ESTATE       BELGIUM           AXA BANK BELGIUM                AXA HOLDINGS BELGIUM                 100.00
FINANCIAL SERVICES & REAL ESTATE       BELGIUM           IPPA VASTGOED                   AXA HOLDINGS BELGIUM                 100.00
FINANCIAL SERVICES & REAL ESTATE       BELGIUM           ROYALE BELGE INVESTISSEMENT     AXA ROYALE BELGE                      33.03
FINANCIAL SERVICES & REAL ESTATE       BELGIUM           ROYALE BELGE INVESTISSEMENT     AXA ROYALE BELGE                      66.97
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA ROYALE BELGE                       1.89
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA ROYALE BELGE                       2.32
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA                                   45.04
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA CORPORATE SOLUTIONS                0.81
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA ASSURANCES IARD                   15.11
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA COLONIA KONZERN AG                 5.93
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         DIRECT ASSURANCES IARD                 0.20
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA LEVEN NV                           2.10
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         NATIONAL MUTUAL FUND MANAGEMENT        4.07
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA UK PLC                            18.40
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA COURTAGE IARD                      1.62
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA GRANDE ARMEE                AXA INVESTMENT MANAGERS               99.99
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA GESTION FCP                 AXA INVESTMENT MANAGERS PARIS         99.99
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA INVESTMENT MANAGERS PRIVATE      100.00
                                                           PRIVATE EQUITY EUROPE SA        EQUITY
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS         AXA INVESTMENT MANAGERS              100.00
                                                           PRIVATE EQUITY
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS PARIS   AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA CREDIT                      COMPAGNIE FINANCIERE DE PARIS         65.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA MILLESIMES                  AXA                                   10.10
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA MILLESIMES                  AXA CORPORATE SOLUTIONS               11.95
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA MILLESIMES                  SOCIETE BEAUJON                        7.26
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA MILLESIMES                  JOUR FINANCE                           6.87
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COLISEE SURESNES                AXA ASSURANCES IARD                   21.19
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COLISEE SURESNES                SOCIETE BEAUJON                        0.92
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COLISEE SURESNES                COMPAGNIE FINANCIERE DE PARIS         51.07
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COLISEE SURESNES                JOUR FINANCE                          20.63
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COLISEE SURESNES                AXA COURTAGE IARD                      2.53
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA BANQUE                      COMPAGNIE FINANCIERE DE PARIS        100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            BANQUE DE MARCHES ET            AXA                                   19.51
                                                           D'ARBITRAGE
FINANCIAL SERVICES & REAL ESTATE       FRANCE            BANQUE DE MARCHES ET            AXA COURTAGE IARD                      8.20
                                                           D'ARBITRAGE
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COMPAGNIE FINANCIERE DE PARIS   AXA                                  100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COLISEE 21 MATIGNON             AXA                                    0.55
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COLISEE 21 MATIGNON             SGCI                                  99.44
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COLISEE VICTOIRE                SGCI                                  99.74
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA ASSET MANAG CONSULTANT      AXA INVESTMENT MANAGERS               99.95
FINANCIAL SERVICES & REAL ESTATE       FRANCE            COMPAGNIE PARISIENNE DE         SOFINAD                              100.00
                                                           PARTICIPATIONS
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA GESTION INTERESSEMENT       AXA INVESTMENT MANAGERS PARIS        100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            BANQUE DES TUILERIES            COMPAGNIE FINANCIERE DE PARIS        100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS FUNDS   AXA INVESTMENT MANAGERS               98.84
                                                           MANAGEMENT
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA INVESTMENT MANAGERS FUNDS   AXA INVESTMENT MANAGERS PARIS          1.16
                                                           MANAGEMENT
FINANCIAL SERVICES & REAL ESTATE       FRANCE            AXA ASSET MANAGEMENT            AXA INVESTMENT MANAGERS               50.48
                                                           PRIVATE EQUITY EUROPE SA        PRIVATE EQUITY


                                    SOVEREIGN POWER                                                                      % OF VOTING
                                      UNDER WHICH                                                                         SECURITIES
PRINCIPAL BUSINESS                     ORGANIZED               NAME OF COMPANY             NAME OF CONTROLLING ENTITY       OWNED
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES & REAL ESTATE       FRANCE            MONTE SCOPETO                   COMPAGNIE PARISIENNE DE               99.99
                                                                                           PARTICIPATIONS
FINANCIAL SERVICES & REAL ESTATE       FRANCE            SGCI                            AXA                                  100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            SOFAPI                          COMPAGNIE FINANCIERE DE PARIS        100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            HOLDING SOFFIM                  COMPAGNIE FINANCIERE DE PARIS        100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            SOFINAD                         COMPAGNIE FINANCIERE DE PARIS        100.00
FINANCIAL SERVICES & REAL ESTATE       FRANCE            TRANSAXIM                       COMPAGNIE PARISIENNE DE              100.00
                                                                                           PARTICIPATIONS
FINANCIAL SERVICES & REAL ESTATE       FRANCE            BANQUE WORMS                    COMPAGNIE FINANCIERE DE PARIS        100.00
FINANCIAL SERVICES & REAL ESTATE       GERMANY           AXA COLONIA ASSET MANAGEMENT    AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       GERMANY           AXA COLONIA KAG                 AXA INVESTMENT MANAGERS               85.00
FINANCIAL SERVICES & REAL ESTATE       GERMANY           AXA FUNDS GMBH                  AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       GERMANY           AXA VORSORGEBANK                AXA COLONIA KONZERN AG               100.00
FINANCIAL SERVICES & REAL ESTATE       GERMANY           AXA COLONIA BAUSPARKASSE AG     AXA COLONIA KONZERN AG                66.67
FINANCIAL SERVICES & REAL ESTATE       GERMANY           AXA COLONIA BAUSPARKASSE AG     AXA COLONIA LEBEN                     32.98
FINANCIAL SERVICES & REAL ESTATE       GREAT BRITAIN     AXA ASSET MANAGEMENT LTD        AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       GREAT BRITAIN     AXA INVESTMENT MANAGERS GS      AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       GREAT BRITAIN     AXA INVESTMENT MANAGERS LIMITED AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       GREAT BRITAIN     AXA MULTIMANAGER LIMITED        AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       GREAT BRITAIN     AXA INVESTMENT MANAGERS UK      AXA INVESTMENT MANAGERS               66.67
FINANCIAL SERVICES & REAL ESTATE       GREAT BRITAIN     AXA INVESTMENT MANAGERS UK      AXA ASSET MANAGEMENT LTD              33.33
FINANCIAL SERVICES & REAL ESTATE       HONG KONG         AXA INVESTMENT MANAGERS HK SAR  AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       HONG KONG         AXA INVESTMENT MANAGERS HONG    AXA INVESTMENT MANAGERS              100.00
                                                           KONG
FINANCIAL SERVICES & REAL ESTATE       ITALY             AXA INVESTMENT MANAGERS MILAN   AXA INVESTMENT MANAGERS               99.00
FINANCIAL SERVICES & REAL ESTATE       ITALY             AXA INVESTMENT MANAGERS MILAN   AXA ASSICURAZIONI (VIE)                1.00
FINANCIAL SERVICES & REAL ESTATE       JAPAN             AXA INVESTMENT MANAGERS TOKYO   AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       THE NETHERLANDS   AXA INVESTMENT MANAGERS DEN     AXA INVESTMENT MANAGERS              100.00
                                                           HAAG
FINANCIAL SERVICES & REAL ESTATE       UNITED STATES     AXA GLOBAL STRUCTURED PRODUCT   AXA INVESTMENT MANAGERS              100.00
FINANCIAL SERVICES & REAL ESTATE       UNITED STATES     AXA INVESTMENT MANAGERS         AXA INVESTMENT MANAGERS              100.00
                                                           HOLDING INC.
FINANCIAL SERVICES & REAL ESTATE       UNITED STATES     AXA INVESTMENT MANAGERS NEW     AXA INVESTMENT MANAGERS              100.00
                                                           YORK
FINANCIAL SERVICES & REAL ESTATE       UNITED STATES     AXA INVESTMENT MANAGERS         AXA INVESTMENT MANAGERS PRIVATE      100.00
                                                           PRIVATE EQUITY FUND             EQUITY
FINANCIAL SERVICES & REAL ESTATE       UNITED STATES     AXA INVESTMENT MANAGERS ROSE    AXA INVESTMENT MANAGERS               90.00
FINANCIAL SERVICES & REAL ESTATE       UNITED STATES     AXA INVESTMENT MANAGERS ROSE    AXA INVESTMENT MANAGERS HOLDING       10.00
                                                                                           INC.
FINANCIAL SERVICES & REAL ESTATE       UNITED STATES     AXA ROSENBERG LLC               AXA INVESTMENT MANAGERS ROSE          50.00
FINANCIAL SERVICES & REAL ESTATE       UNITED STATES     ALLIANCE CAPITAL MANGEMENT      THE EQUITABLE LIFE ASSURANCE         100.00
                                                           CORP.                           SOCIETY
HOLDINGS & MISC. BUSINESSES            AUSTRALIA         AXA ASIA PACIFIC HOLDINGS       AXA EQUITY & LAW LIFE ASSURANCE        8.90
                                                           LIMITED                         SOCIETY
HOLDINGS & MISC. BUSINESSES            AUSTRALIA         AXA ASIA PACIFIC HOLDINGS       AXA                                   42.10
                                                           LIMITED
HOLDINGS & MISC. BUSINESSES            BELGIUM           FINAXA BELGIUM                  AXA                                   99.99
HOLDINGS & MISC. BUSINESSES            BELGIUM           ROYALE BELGE INTERNATIONAL      ROYALE BELGE INVESTISSEMENT          100.00
HOLDINGS & MISC. BUSINESSES            BELGIUM           AXA HOLDINGS BELGIUM            AXA CORPORATE SOLUTIONS ASSURANCE      3.02
HOLDINGS & MISC. BUSINESSES            BELGIUM           AXA HOLDINGS BELGIUM            AXA                                   43.75
HOLDINGS & MISC. BUSINESSES            BELGIUM           AXA HOLDINGS BELGIUM            AXA PARTICIPATONS BELGIUM             49.10
HOLDINGS & MISC. BUSINESSES            BELGIUM           AXA HOLDINGS BELGIUM            VINCI BV                               4.11
HOLDINGS & MISC. BUSINESSES            BELGIUM           AXA PARTICIPATONS BELGIUM       AXA CORPORATE SOLUTIONS ASSURANCE     12.63
HOLDINGS & MISC. BUSINESSES            BELGIUM           AXA PARTICIPATONS BELGIUM       AXA                                   79.57
HOLDINGS & MISC. BUSINESSES            BELGIUM           AXA PARTICIPATONS BELGIUM       AXA COURTAGE IARD                      7.79
HOLDINGS & MISC. BUSINESSES            FRANCE            AXA CHINA                       AXA CHINA REGION LIMITED              49.00
HOLDINGS & MISC. BUSINESSES            FRANCE            AXA CHINA                       AXA                                   51.00
HOLDINGS & MISC. BUSINESSES            FRANCE            SOCIETE BEAUJON                 AXA                                   99.78


                                    SOVEREIGN POWER                                                                      % OF VOTING
                                      UNDER WHICH                                                                         SECURITIES
PRINCIPAL BUSINESS                     ORGANIZED               NAME OF COMPANY             NAME OF CONTROLLING ENTITY       OWNED
------------------------------------------------------------------------------------------------------------------------------------

HOLDINGS & MISC. BUSINESSES            FRANCE            SOCIETE BEAUJON                 AXA ASSURANCES IARD                    0.22
HOLDINGS & MISC. BUSINESSES            FRANCE            COLISEE EXCELLENCE              FINANCIERE MERMOZ                    100.00
HOLDINGS & MISC. BUSINESSES            FRANCE            AXA DIRECT                      AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            FRANCE            FINANCIERE 45                   AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            FRANCE            JOUR FINANCE                    AXA CONSEIL VIE                       60.47
HOLDINGS & MISC. BUSINESSES            FRANCE            JOUR FINANCE                    AXA ASSURANCES IARD                   39.53
HOLDINGS & MISC. BUSINESSES            FRANCE            LOR FINANCE                     AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            FRANCE            MOFIPAR                         AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            FRANCE            FINANCIERE MERMOZ               AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            FRANCE            AXA FRANCE ASSURANCE            AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            GERMANY           AXA COLONIA KONZERN AG          AXA                                   25.49
HOLDINGS & MISC. BUSINESSES            GERMANY           AXA COLONIA KONZERN AG          KOLNISCHE VERWALTUNGS                 25.63
HOLDINGS & MISC. BUSINESSES            GERMANY           AXA COLONIA KONZERN AG          VINCI BV                              39.73
HOLDINGS & MISC. BUSINESSES            GERMANY           GRE CONTINENTAL EUROPE HOLDING  AXA COLONIA KONZERN AG               100.00
                                                           GMBH
HOLDINGS & MISC. BUSINESSES            GERMANY           KOLNISCHE VERWALTUNGS           AXA                                    8.83
HOLDINGS & MISC. BUSINESSES            GERMANY           KOLNISCHE VERWALTUNGS           AXA COLONIA KONZERN AG                23.02
HOLDINGS & MISC. BUSINESSES            GERMANY           KOLNISCHE VERWALTUNGS           VINCI BV                              67.72
HOLDINGS & MISC. BUSINESSES            GREAT BRITAIN     AXA EQUITY & LAW PLC            AXA                                   99.94
HOLDINGS & MISC. BUSINESSES            GREAT BRITAIN     GUARDIAN ROYAL EXCHANGE PLC     AXA UK PLC                           100.00
HOLDINGS & MISC. BUSINESSES            GREAT BRITAIN     AXA UK PLC                      AXA EQUITY & LAW PLC                  21.74
HOLDINGS & MISC. BUSINESSES            GREAT BRITAIN     AXA UK PLC                      AXA                                   78.26
HOLDINGS & MISC. BUSINESSES            ITALY             AXA ITALIA S.P.A                AXA                                   96.99
HOLDINGS & MISC. BUSINESSES            ITALY             AXA ITALIA S.P.A                AXA COLLECTIVES                        3.01
HOLDINGS & MISC. BUSINESSES            JAPAN             AXA NICHIDAN INSURANCE HOLDING  AXA                                   96.39
HOLDINGS & MISC. BUSINESSES            LUXEMBOURG        AXA LUXEMBOURG SA               AXA HOLDINGS BELGIUM                 100.00
HOLDINGS & MISC. BUSINESSES            MOROCCO           AXA ONA                         AXA                                   51.00
HOLDINGS & MISC. BUSINESSES            SINGAPORE         AXA INSURANCE INVESTMENT        AXA                                  100.00
                                                           HOLDING
HOLDINGS & MISC. BUSINESSES            SPAIN             AXA AURORA                      AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            THE NETHERLANDS   GELDERLAND                      AXA HOLDINGS BELGIUM                 100.00
HOLDINGS & MISC. BUSINESSES            THE NETHERLANDS   AXA NEDERLAND BV                AXA ROYALE BELGE NON VIE              17.29
HOLDINGS & MISC. BUSINESSES            THE NETHERLANDS   AXA NEDERLAND BV                AXA ROYALE BELGE                      21.24
HOLDINGS & MISC. BUSINESSES            THE NETHERLANDS   AXA NEDERLAND BV                GELDERLAND                            38.94
HOLDINGS & MISC. BUSINESSES            THE NETHERLANDS   AXA NEDERLAND BV                ROYALE BELGE INTERNATIONAL            12.77
HOLDINGS & MISC. BUSINESSES            THE NETHERLANDS   AXA NEDERLAND BV                AXA HOLDINGS BELGIUM                   4.11
HOLDINGS & MISC. BUSINESSES            THE NETHERLANDS   AXA VERZEKERINGEN               AXA NEDERLAND BV                     100.00
HOLDINGS & MISC. BUSINESSES            THE NETHERLANDS   VINCI BV                        AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            TURKEY            AXA OYAK HOLDING AS             AXA                                   50.00
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA MERGER                      AXA                                  100.00
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA FINANCIAL INC.              AXA EQUITY & LAW LIFE ASSURANCE        4.09
                                                                                           SOCIETY
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA FINANCIAL INC.              AXA                                   70.62
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA FINANCIAL INC.              AXA MERGER                            12.24
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA FINANCIAL INC.              AXA CORPORATE SOLUTIONS                2.95
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA FINANCIAL INC.              SOCIETE BEAUJON                        0.44
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA FINANCIAL INC.              FINANCIERE 45                          3.20
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA FINANCIAL INC.              LOR FINANCE                            6.42
HOLDINGS & MISC. BUSINESSES            UNITED STATES     AXA FINANCIAL INC.              AXA CORPORATE SOLUTIONS                0.03
                                                                                           REINSURANCE CY
INSURANCE & REINSURANCE                AUSTRALIA         AUSTRALIAN CASUALTY INSUR PTY   AXA ASIA PACIFIC HOLDINGS LIMITED    100.00
                                                           LTD


                                    SOVEREIGN POWER                                                                      % OF VOTING
                                      UNDER WHICH                                                                         SECURITIES
PRINCIPAL BUSINESS                     ORGANIZED               NAME OF COMPANY             NAME OF CONTROLLING ENTITY       OWNED
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE & REINSURANCE                AUSTRALIA         NATIONAL MUTUAL HEALTH INSUR    AXA ASIA PACIFIC HOLDINGS LIMITED    100.00
                                                           PY LIMITED
INSURANCE & REINSURANCE                AUSTRALIA         NATIONAL MUTUAL INTERNATIONAL   NATIONAL MUTUAL FINANCIAL SERVICES   100.00
INSURANCE & REINSURANCE                AUSTRALIA         NATIONAL MUTUAL FINANCIAL       AXA ASIA PACIFIC HOLDINGS LIMITED    100.00
                                                           SERVICES
INSURANCE & REINSURANCE                AUSTRIA           AXA NORDSTERN COLONIA           AXA COLONIA LEBEN                     10.05
                                                           VERSICHERUNG
INSURANCE & REINSURANCE                AUSTRIA           AXA NORDSTERN COLONIA           AXA COLONIA VERSICHERUNG              89.95
                                                           VERSICHERUNG
INSURANCE & REINSURANCE                AUSTRIA           AXA NORDSTERN COLONIA LEBEN     AXA NORDSTERN COLONIA VERSICHERUNG   100.00
INSURANCE & REINSURANCE                BELGIUM           AXA ROYALE BELGE                AXA HOLDINGS BELGIUM                  99.58
INSURANCE & REINSURANCE                BELGIUM           AXA ROYALE BELGE                UAB NON VIE                            0.04
INSURANCE & REINSURANCE                BELGIUM           AXA ROYALE BELGE                UAB                                    0.38
INSURANCE & REINSURANCE                BELGIUM           ARDENNE PREVOYANTE              AXA HOLDINGS BELGIUM                 100.00
INSURANCE & REINSURANCE                BELGIUM           ASSURANCES LA POSTE             AXA HOLDINGS BELGIUM                  50.00
INSURANCE & REINSURANCE                BELGIUM           ASSURANCES LA POSTE VIE         AXA HOLDINGS BELGIUM                  50.00
INSURANCE & REINSURANCE                BELGIUM           UAB NON VIE                     AXA HOLDINGS BELGIUM                 100.00
INSURANCE & REINSURANCE                CANADA            AXA CANADA                      AXA                                  100.00
INSURANCE & REINSURANCE                CANADA            AXA CANADA ADP                  AXA CANADA                           100.00
INSURANCE & REINSURANCE                CHINA             AXA MINMETALS ASSURANCE CO LTD  AXA CHINA                             51.00
INSURANCE & REINSURANCE                FRANCE            CORPORATE SOLUTIONS ASSURANCE   AXA CORPORATE SOLUTIONS               98.49
INSURANCE & REINSURANCE                FRANCE            AXA CONSEIL VIE                 AXA FRANCE ASSURANCE                 100.00
INSURANCE & REINSURANCE                FRANCE            ARGOVIE                         AXA COLLECTIVES                       94.03
INSURANCE & REINSURANCE                FRANCE            AXA CORPORATE SOLUTIONS         AXA CORPORATE SOLUTIONS ASSURANCE      1.54
INSURANCE & REINSURANCE                FRANCE            AXA CORPORATE SOLUTIONS         AXA                                   89.98
INSURANCE & REINSURANCE                FRANCE            AXA CORPORATE SOLUTIONS         AXA ASSURANCES IARD                    6.03
INSURANCE & REINSURANCE                FRANCE            AXA CORPORATE SOLUTIONS         AXA COURTAGE IARD                      2.17
INSURANCE & REINSURANCE                FRANCE            AXA CORPORATE SOLUTIONS         AXA COLLECTIVES                        0.02
INSURANCE & REINSURANCE                FRANCE            AXA ASSURANCES IARD             AXA FRANCE ASSURANCE                 100.00
INSURANCE & REINSURANCE                FRANCE            AXA RE FINANCE                  AXA CORPORATE SOLUTIONS               65.83
INSURANCE & REINSURANCE                FRANCE            AXA RE FINANCE                  AXA CESSIONS                          13.17
INSURANCE & REINSURANCE                FRANCE            AXA ASSURANCES VIE              AXA FRANCE ASSURANCE                  88.87
INSURANCE & REINSURANCE                FRANCE            AXA ASSURANCES VIE              AXA COLLECTIVES                       11.13
INSURANCE & REINSURANCE                FRANCE            C.G.R.M. MONTE-CARLO            AXA CORPORATE SOLUTIONS               99.99
INSURANCE & REINSURANCE                FRANCE            JURIDICA                        AXA FRANCE ASSURANCE                  98.51
INSURANCE & REINSURANCE                FRANCE            DIRECT ASSURANCES IARD          AXA DIRECT                           100.00
INSURANCE & REINSURANCE                FRANCE            DIRECT ASSURANCES VIE           AXA DIRECT                           100.00
INSURANCE & REINSURANCE                FRANCE            NATIO ASSURANCES                AXA ASSURANCES IARD                   50.00
INSURANCE & REINSURANCE                FRANCE            NSM VIE                         AXA FRANCE ASSURANCE                  35.64
INSURANCE & REINSURANCE                FRANCE            NSM VIE                         AXA COLLECTIVES                        4.46
INSURANCE & REINSURANCE                FRANCE            AXA ASSISTANCE                  AXA                                  100.00
INSURANCE & REINSURANCE                FRANCE            SPS RE                          AXA CORPORATE SOLUTIONS               69.94
INSURANCE & REINSURANCE                FRANCE            AXA CESSIONS                    AXA CORPORATE SOLUTIONS              100.00
INSURANCE & REINSURANCE                FRANCE            SAINT GEORGES RE                AXA                                   99.40
INSURANCE & REINSURANCE                FRANCE            SAINT GEORGES RE                AXA FRANCE ASSURANCE                   0.60
INSURANCE & REINSURANCE                FRANCE            AXA CONSEIL IARD                AXA FRANCE ASSURANCE                 100.00
INSURANCE & REINSURANCE                FRANCE            AXA COURTAGE IARD               AXA FRANCE ASSURANCE                  99.65
INSURANCE & REINSURANCE                FRANCE            AXA COLLECTIVES                 AXA ASSURANCES IARD                    3.69
INSURANCE & REINSURANCE                FRANCE            AXA COLLECTIVES                 AXA FRANCE ASSURANCE                  95.71
INSURANCE & REINSURANCE                GERMANY           SICHER DIRECT                   AXA COLONIA VERSICHERUNG             100.00
INSURANCE & REINSURANCE                GERMANY           AXA COLONIA LEBEN               AXA COLONIA KONZERN AG                47.81


                                    SOVEREIGN POWER                                                                      % OF VOTING
                                      UNDER WHICH                                                                         SECURITIES
PRINCIPAL BUSINESS                     ORGANIZED               NAME OF COMPANY             NAME OF CONTROLLING ENTITY       OWNED
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE & REINSURANCE                GERMANY           AXA COLONIA LEBEN               AXA COLONIA VERSICHERUNG              52.19
INSURANCE & REINSURANCE                GERMANY           AXA COLONIA VERSICHERUNG        AXA COLONIA KONZERN AG                74.41
INSURANCE & REINSURANCE                GERMANY           AXA COLONIA VERSICHERUNG        GRE CONTINENTAL EUROPE HOLDING GMBH   25.59
INSURANCE & REINSURANCE                GERMANY           AXA COLONIA KRANKEN             AXA COLONIA KONZERN AG                51.00
                                                           VERSICHERUNG
INSURANCE & REINSURANCE                GERMANY           AXA COLONIA KRANKEN             AXA COLONIA LEBEN                     48.36
                                                           VERSICHERUNG
INSURANCE & REINSURANCE                GERMANY           AXA NORDSTERN ART               AXA COLONIA KONZERN AG               100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     AXA EQUITY & LAW LIFE           AXA SUN LIFE                         100.00
                                                           ASSURANCE SOCIETY
INSURANCE & REINSURANCE                GREAT BRITAIN     AXA INSURANCE UK                GUARDIAN ROYAL EXCHANGE PLC          100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     AXA SUN LIFE                    AXA UK PLC                           100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     AXA UK HOLDING PLC              AXA CORPORATE SOLUTIONS              100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     AXA INSURANCE PLC               GUARDIAN ROYAL EXCHANGE PLC          100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     AXA GLOBAL RISKS (U.K.) LTD     AXA CORPORATE SOLUTIONS              100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     AXA UK                          AXA                                  100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     PPP GROUP PLC                   GUARDIAN ROYAL EXCHANGE PLC          100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     PPP HEALTHCARE LTD              AXA INSURANCE UK                     100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     PPP LIFETIMECARE                GUARDIAN ROYAL EXCHANGE PLC          100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     AXA REINSURANCE UK PLC          AXA UK HOLDING PLC                   100.00
INSURANCE & REINSURANCE                GREAT BRITAIN     ENGLISH & SCOTTISH              AXA UK                               100.00
INSURANCE & REINSURANCE                HONG KONG         AXA CHINA REGION LIMITED        NATIONAL MUTUAL FINANCIAL SERVICES   100.00
INSURANCE & REINSURANCE                HONG KONG         AXA INSURANCE HONG-KONG         AXA                                   17.50
INSURANCE & REINSURANCE                HONG KONG         AXA INSURANCE HONG-KONG         AXA INSURANCE INVESTMENT HOLDING      82.50
INSURANCE & REINSURANCE                HONG KONG         AXA GENERAL INSURANCE HK        AXA                                  100.00
INSURANCE & REINSURANCE                HUNGARY           AXA COLONIA BIZTOSITO DOMMAGES  AXA NORDSTERN COLONIA VERSICHERUNG   100.00
INSURANCE & REINSURANCE                HUNGARY           AXA COLONIA BIZTOSITO VIE       AXA NORDSTERN COLONIA VERSICHERUNG   100.00
INSURANCE & REINSURANCE                IRELAND           GUARDIAN DUBLIN DOCKS           GUARDIAN PMPA GROUP LTD              100.00
INSURANCE & REINSURANCE                IRELAND           GUARDIAN PMPA GROUP LTD         GUARDIAN ROYAL EXCHANGE PLC          100.00
INSURANCE & REINSURANCE                ITALY             AXA INTERLIFE                   AXA                                  100.00
INSURANCE & REINSURANCE                ITALY             AXA ASSICURAZIONI               AXA CONSEIL VIE                        1.84
INSURANCE & REINSURANCE                ITALY             AXA ASSICURAZIONI               AXA                                   85.87
INSURANCE & REINSURANCE                ITALY             AXA ASSICURAZIONI               AXA ITALIA S.P.A                      10.40
INSURANCE & REINSURANCE                ITALY             AXA ASSICURAZIONI               AXA COLLECTIVES                        1.88
INSURANCE & REINSURANCE                ITALY             UAP VITA                        AXA CONSEIL VIE                       18.70
INSURANCE & REINSURANCE                ITALY             UAP VITA                        AXA                                   62.21
INSURANCE & REINSURANCE                ITALY             UAP VITA                        AXA COLLECTIVES                       19.08
INSURANCE & REINSURANCE                JAPAN             AXA NICHIDAN LIFE               AXA NICHIDAN INSURANCE HOLDING       100.00
INSURANCE & REINSURANCE                JAPAN             AXA NON LIFE INSURANCE CO LTD   AXA                                  100.00
INSURANCE & REINSURANCE                JAPAN             NICHIDAN LIFE                   AXA NICHIDAN INSURANCE HOLDING       100.00
INSURANCE & REINSURANCE                LUXEMBOURG        AXA ASSURANCES LUXEMBOURG       AXA LUXEMBOURG SA                    100.00
INSURANCE & REINSURANCE                LUXEMBOURG        AXA ASSUR. VIE LUXEMBOURG       AXA LUXEMBOURG SA                    100.00
INSURANCE & REINSURANCE                LUXEMBOURG        CREALUX                         AXA HOLDINGS BELGIUM                 100.00
INSURANCE & REINSURANCE                LUXEMBOURG        FUTUR RE                        CORPORATE SOLUTIONS ASSURANCE        100.00
INSURANCE & REINSURANCE                LUXEMBOURG        PANEURORE                       AXA INSURANCE UK                      20.00
INSURANCE & REINSURANCE                LUXEMBOURG        PANEURORE                       AXA PORTUGAL COMPANHIA DE SEGUROS      5.00
INSURANCE & REINSURANCE                LUXEMBOURG        PANEURORE                       AXA COLONIA VERSICHERUNG              20.00
INSURANCE & REINSURANCE                LUXEMBOURG        PANEURORE                       AXA ASSICURAZIONI                      5.00
INSURANCE & REINSURANCE                LUXEMBOURG        PANEURORE                       AURORA IBERICA SA DE SEGUROS Y        10.00
                                                                                           REAS.
INSURANCE & REINSURANCE                LUXEMBOURG        PANEURORE                       ROYALE BELGE INVESTISSEMENT           20.00


                                    SOVEREIGN POWER                                                                      % OF VOTING
                                      UNDER WHICH                                                                         SECURITIES
PRINCIPAL BUSINESS                     ORGANIZED               NAME OF COMPANY             NAME OF CONTROLLING ENTITY       OWNED
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE & REINSURANCE                LUXEMBOURG        PANEURORE                       SAINT GEORGES RE                      20.00
INSURANCE & REINSURANCE                MOROCCO           AXA ASSURANCE MAROC             AXA ONA                               99.99
INSURANCE & REINSURANCE                MOROCCO           EPARGNE CROISSANCE              AXA ASSURANCE MAROC                   99.59
INSURANCE & REINSURANCE                PORTUGAL          AXA PORTUGAL COMPANHIA DE       AXA CORPORATE SOLUTIONS ASSURANCE      9.07
                                                           SEGUROS
INSURANCE & REINSURANCE                PORTUGAL          AXA PORTUGAL COMPANHIA DE       AXA PORTUGAL SEGUROS VIDA              2.15
                                                           SEGUROS
INSURANCE & REINSURANCE                PORTUGAL          AXA PORTUGAL COMPANHIA DE       AXA CONSEIL VIE                        5.37
                                                           SEGUROS
INSURANCE & REINSURANCE                PORTUGAL          AXA PORTUGAL COMPANHIA DE       AXA                                   82.98
                                                           SEGUROS
INSURANCE & REINSURANCE                PORTUGAL          AXA PORTUGAL SEGUROS VIDA       AXA CONSEIL VIE                       87.63
INSURANCE & REINSURANCE                PORTUGAL          AXA PORTUGAL SEGUROS VIDA       AXA                                    7.46
INSURANCE & REINSURANCE                SINGAPORE         AXA INSURANCE SINGAPORE         AXA                                   25.77
INSURANCE & REINSURANCE                SINGAPORE         AXA INSURANCE SINGAPORE         AXA INSURANCE INVESTMENT HOLDING      74.23
INSURANCE & REINSURANCE                SINGAPORE         AXA LIFE SINGAPOUR              NATIONAL MUTUAL INTERNATIONAL        100.00
INSURANCE & REINSURANCE                SINGAPORE         AXA CORPORATE SOLUTIONS ASIA    AXA CORPORATE SOLUTIONS              100.00
                                                           PACIFIC PRIVATE LTD
INSURANCE & REINSURANCE                SPAIN             AXA AURORA IBERICA              AXA AURORA                            99.68
INSURANCE & REINSURANCE                SPAIN             AXA AURORA VIDA DE SEGUROS Y    AXA                                    1.45
                                                           REASEGUROS
INSURANCE & REINSURANCE                SPAIN             AXA AURORA VIDA DE SEGUROS Y    AURORA IBERICA SA DE SEGUROS Y        98.51
                                                           REASEGUROS                      REAS.
INSURANCE & REINSURANCE                SPAIN             AYUDA LEGAL SA DE SEGUROS Y     AXA AURORA VIDA DE SEGUROS Y          12.00
                                                           REASEGUROS                      REASEGUROS
INSURANCE & REINSURANCE                SPAIN             AYUDA LEGAL SA DE SEGUROS Y     AURORA IBERICA SA DE SEGUROS Y        88.00
                                                           REASEGUROS                      REAS.
INSURANCE & REINSURANCE                SPAIN             HILO DIRECT SA DE SEGUROS Y     AXA AURORA                            50.00
                                                           REASEGUROS
INSURANCE & REINSURANCE                SPAIN             AURORA IBERICA SA DE SEGUROS Y  AXA AURORA                            99.68
                                                           REAS.
INSURANCE & REINSURANCE                SWITZERLAND       AXA COMPAGNIE D'ASSURANCES      AXA                                   99.95
INSURANCE & REINSURANCE                SWITZERLAND       AXA COMPAGNIE D'ASSURANCE SUR   AXA                                   94.99
                                                           LA VIE
INSURANCE & REINSURANCE                SWITZERLAND       AXA COMPAGNIE D'ASSURANCE SUR   AXA COMPAGNIE D'ASSURANCES             5.00
                                                           LA VIE
INSURANCE & REINSURANCE                THE NETHERLANDS   AXA LEVEN NV                    AXA VERZEKERINGEN                    100.00
INSURANCE & REINSURANCE                THE NETHERLANDS   UNIROBE GROEP                   AXA NEDERLAND BV                     100.00
INSURANCE & REINSURANCE                THE NETHERLANDS   AXA SCHADE                      AXA VERZEKERINGEN                    100.00
INSURANCE & REINSURANCE                THE NETHERLANDS   AXA ZORG NV                     AXA VERZEKERINGEN                    100.00
INSURANCE & REINSURANCE                TURKEY            AXA OYAK HAYAT SIGORTA          AXA OYAK HOLDING AS                  100.00
INSURANCE & REINSURANCE                TURKEY            AXA OYAK SIGORTA                AXA OYAK HAYAT SIGORTA                 0.70
INSURANCE & REINSURANCE                TURKEY            AXA OYAK SIGORTA                AXA OYAK HOLDING AS                   70.32
INSURANCE & REINSURANCE                UNITED STATES     AXA CORPORATE SOLUTIONS         AXA CORPORATE SOLUTIONS              100.00
                                                           INSURANCE CO
INSURANCE & REINSURANCE                UNITED STATES     AXA AMERICA CORPORATE           AXA CORPORATE SOLUTIONS              100.00
                                                           SOLUTIONS, INC
INSURANCE & REINSURANCE                UNITED STATES     THE EQUITABLE LIFE ASSURANCE    AXA FINANCIAL INC.                   100.00
                                                           SOCIETY
INSURANCE & REINSURANCE                UNITED STATES     AXA CORPORATE SOLUTIONS         AXA AMERICA CORPORATE SOLUTIONS,     100.00
                                                           REINSURANCE CY                  INC
INSURANCE & REINSURANCE                UNITED STATES     AXA CORPORATE SOLUTIONS         AXA CORPORATE SOLUTIONS              100.00
                                                           AMERICA INS. CY                 REINSURANCE CY
INSURANCE & REINSURANCE                UNITED STATES     AXA CORPORATE SOLUTIONS LIFE    AXA AMERICA CORPORATE SOLUTIONS,       0.21
                                                           REINSURANCE COMPANY             INC
INSURANCE & REINSURANCE                UNITED STATES     AXA CORPORATE SOLUTIONS LIFE    AXA CORPORATE SOLUTIONS               99.79
                                                           REINSURANCE COMPANY             REINSURANCE CY

Item 27.  Number of Contractowners.


                  As of February 28, 2001 the number of participants in the American Dental Association Members Program offered by the Registrant was 27,211.


Item 28.  Indemnification



      (a) Indemnification of Directors and Officers

          The By-Laws of The Equitable Life Assurance Society of the United States ("Equitable Life") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

               (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

               (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                     (b) To the extent permitted by the law of the State of New
                         York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

          The directors and officers of Equitable Life are insured under policies issued by Lloyd's of London, X.L. Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

      (b) Indemnification of Principal Underwriter

          To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors LLC.

      (c) Undertaking

          Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will by governed by the final adjudication of such issue.



Item 29.  Principal Underwriters


          (a) AXA Advisors, LLC, an affiliate of Equitable is the principal underwriter for Equitable's Separate Account No. 301, Separate Account No. 45, Separate Account A, Separate Account I, Separate Account FP and EQ Advisors Trust. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

          (b)      NAME AND PRINCIPAL                POSITIONS AND OFFICES WITH UNDERWRITER
                   BUSINESS ADDRESS                  (AXA ADVISORS, LLC)
                   ----------------                  ---------------------------------------
                   *Michael S. Martin                Chairman of the Board and Chief
                                                     Executive Officer, and Director

                   *Derry E. Bishop                  Executive Vice President and Director

                   *Harvey E. Blitz                  Executive Vice President and Director

                   *G. Patrick McGunagle             Executive Vice President and Director

                   *Richard V. Silver                Director

                   *Mark R. Wutt                     Director

                   *Richard Davies                   Director
                    1345 Avenue of Americas
                    New York, NY 10105

                    Edward J. Hayes                  Executive Vice President
                    200 Plaza Drive
                    Secaucus, NJ 07096

                   *Craig A. Junkins                 Executive Vice President

                   *Peter D. Noris                   Executive Vice President

                   *Nik Malvania                     Executive Vice President

                   *Mark A. Silberman                Senior Vice President and Chief
                                                     Financial Officer

                   *James Bodowitz                   Senior Vice President and General Counsel

                    Stephen T. Burnthall             Senior Vice President
                    6435 Shiloh Road
                    Suite A
                    Alpharetta, GA 30005

                   *Catherine P. Earl                Senior Vice President

                    Richard Magaldi                  Senior Vice President
                    6435 Shiloh Road
                    Suite A
                    Alpharetta, GA 30005

                   *Robert Schmiedt                  Senior Vice President

                   *Cindy Schreiner                  Senior Vice President

                   *Jill Cooley                      Senior Vice President

                   *Donna M. Dazzo                   First Vice President

                   *Amy Francesscheni                First Vice President

                   *Anne Nussbaum                    First Vice President

                   *Philomena Scamardella            First Vice President

                   *John Bratten                     First Vice President

                   *Mark D. Godolsky                 Vice President and Controller

                   *Michael Brzozowski               Vice President

                   *David Mahler                     Vice President and Compliance Officer

                   *Linda J. Galasso                 Secretary

                   *Francesca Divone                 Assistant Secretary


             (c) Not Applicable

Item 30.   Location of Accounts and Records


           The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by The Equitable Life Assurance Society of the United States at:
135 West 50th Street New York, New York 10020; 1290 Avenue of the Americas,
New York, New York 10104; and 200 Plaza Drive, Secaucus, New Jersey 07094.


Item 31.   Management Services

           Not applicable.


Item 32.   Undertakings

           The Registrant hereby undertakes:

           (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

           (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
               (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

           (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                               SIGNATURES



      As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 27th day of April, 2001.




                                    THE EQUITABLE LIFE ASSURANCE
                                    SOCIETY OF THE UNITED STATES
                                                (Registrant)

                                    By:  The Equitable Life Assurance
                                         Society of the United States

                                    By:  /s/Maureen K. Wolfson
                                         -----------------------
                                          Maureen K. Wolfson
                                            Vice President

                                  SIGNATURES



      As required by the Securities Act of 1933, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf in the City and State of New York, on this 27th day of April, 2001.



                                                THE EQUITABLE LIFE ASSURANCE
                                                SOCIETY OF THE UNITED STATES
                                                        (Depositor)

                                                By: /s/Maureen K. Wolfson
                                                    ---------------------
                                                      Maureen K. Wolfson
                                                        Vice President

      As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:



*Edward D. Miller                         Chairman of the Board, Chief
                                          Executive Officer and Director


*Michael Hegarty                          President, Chief Operating and
                                          Director


PRINCIPAL FINANCIAL OFFICER:


*Stanley B. Tulin                         Vice Chairman of the Board and
                                          Chief Financial Officer



PRINCIPAL ACCOUNTING OFFICER:




*Alvin H. Fenichel                        Senior Vice President and
                                          Controller



*DIRECTORS:



Francoise Colloc'h         Donald J. Greene            George T. Lowy
Henri de Castries          John T. Hartley             Edward D. Miller
Claus-Michael Dill         John H.F. Haskell, Jr.      Didier Pineau-Valencienne
Joseph L. Dionne           Michael Hegarty             George J. Sella, Jr.
Denis Duverne              Mary R. (Nina) Henderson    Peter J. Tobin
Jean-Rene Fourtou          W. Edwin Jarmain            Stanley B. Tulin
Norman C. Francis                                      Dave H. Williams



/s/Maureen K. Wolfson
   ------------------
   Maureen K. Wolfson
   Attorney-in-Fact
   April 27, 2001

                             EXHIBIT INDEX



EXHIBIT NO.                                                       PAGE NO.
----------                                                        --------


8(j)(j) Second Amended and Restated Declaration of Trust dated as of March 13, 1997.

8(n)(n)       Amendment and Fund Declaration - S&P Flagship Fund

8(o)o)        Second Amendment and Fund Declaration - Short Term Investment Fund

8(p)(p)       Amendment and Fund Declaration - Daily EAFE Fund

8(q)(q)       Amendment and Fund Declaration - Government Corporate Bond Fund

8(r)(r)       Amendment and Fund Declaration - Russell 2000 Index Fund

8(s)(s) Amendment and Fund Declaration - Russell 2000 Growth Index Securities Lending Fund

8(t)(t) Amendment and Fund Declaration for the Russell 2000 Value Index Securities Lending Fund.


10(c)         Consent of PricewaterhouseCooper LLP.

10(f)         Power of Attorney for Claus-Michael Dill (Equitable)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1993, State Street Bank and Trust Company, in its capacity as Trustee of the undersigned collective investment trusts, has duly caused this Amendment to the Registration Statement to be signed by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on this 27th day of April, 2001.


                                     LIFECYCLE FUND GROUP TRUST - CONSERVATIVE
                                     LIFECYCLE FUND GROUP TRUST - MODERATE
                                     S&P 500 FLAGSHIP FUND
                                     RUSSELL 2000 INDEX FUND
                                     DAILY EAFE FUND
                                     GOVERNMENT CORPORATE BOND FUND
                                     SHORT TERM INVESTMENT FUND


                                     STATE STREET BANK AND TRUST COMPANY


                                     By: /s/ Nicholas A. Lopardo
                                        ------------------------------------
                                        *Nicholas A. Lopardo
                                        Attorney-in-Fact



                                     By: /s/ Timothy B. Harbert
                                        ------------------------------------
                                        *Timothy B. Harbert
                                        Attorney-in-Fact



                                     By: /s/ Ronald E. Logue
                                        ------------------------------------
                                        Ronald E. Logue
                                        Director



                                     By: /s/ Nicholas A. Lopardo
                                        ------------------------------------
                                        Nicholas A. Lopardo
                                        Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on behalf of the following persons in the capacities and on this 27 day of April, 2001.


PRINCIPAL EXECUTIVE OFFICER:
     David A. Spina

PRINCIPAL FINANCIAL OFFICER:
     Ronald L. O'Kelly

PRINCIPAL ACCOUNTING OFFICER:
     Frederick P. Baughman

Directors:
     David A. Spina*
     Tenley E. Albright*
     I. MacAllister Booth*
     James I. Cash, Jr.*
     Truman S. Casner
     Nader F. Darehshori*
     Arthur L. Goldstein
     David P. Gruber
     Linda A. Hill
     John M. Kucharski*
     Charles R. LaMantia*
     Ronald E. Logue
     Nicholas A. Lopardo
     Dennis J. Picard*
     Alfred Poe
     Bernard W. Reznicek
     Richard P. Sergel
     Diana Chapman Walsh
     Robert E. Weissman


By: /s/ Nicholas A. Lopardo
   ------------------------------
   *Nicholas A. Lopardo
    Attorney-in-Fact

By: /s/ Timothy B. Harbert
   ------------------------------
   *Timothy B. Harbert
    Attorney-in-Fact


By: /s/ Ronald E. Logue
   ------------------------------
   Ronald E. Logue
   Director


By: /s/ Nicholas A. Lopardo
   ------------------------------
   Nicholas A. Lopardo
   Director


By: /s/ Ronald L. O'Kelly
   ------------------------------
   Ronald L. O'Kelly
   Executive Vice President, Chief Financial Officer
     and Treasurer



By: /s/ Frederick P. Baughman
   ------------------------------
   Frederick P. Baughman
   Senior Vice President, Comptroller and Chief Accounting Officer